                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                     811-6322

Exact name of registrant as specified in charter:       Delaware Pooled Trust

Address of principal executive offices:                 2005 Market Street
                                                        Philadelphia, PA 19103

Name and address of agent for service:                  David F. Connor, Esq.
                                                        2005 Market Street
                                                        Philadelphia, PA 19103

Registrant's telephone number, including area code:     (800) 523-1918

Date of fiscal year end:                                October 31

Date of reporting period:                               October 31, 2005

Item 1.  Reports to Stockholders

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

VALUE-EQUITY




Annual Report OCTOBER 31, 2005
--------------------------------------------------------------------------------
              DELAWARE REIT FUND








[Logo] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      6

   Statement of Operations                                      8

   Statements of Changes in Net Assets                          9

   Financial Highlights                                        10

   Notes to Financial Statements                               16

-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      19
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         20
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       22
-----------------------------------------------------------------
ABOUT THE ORGANIZATION                                         24
-----------------------------------------------------------------








    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                                     DELAWARE REIT FUND
  MANAGEMENT REVIEW                                           November 8, 2005


FUND MANAGER
Damon J. Andres
Senior Portfolio Manager

Q: HOW DID THE REIT MARKET PERFORM DURING THE 12-MONTH PERIOD ENDED
OCTOBER 31, 2005?
A: Following a period of stellar performance, REITs experienced significant volatility during the year ended October 31, 2005. Several factors contributed to the difficult environment. First, the growth of hedge funds and exchange-traded funds in the REIT market drove volatility to previously unforeseen levels. In addition, the industry was plagued by lingering uncertainty over the sustainability of higher real estate valuations. Despite these challenges, REITs maintained healthy balance sheets, strong dividends, and dividend growth.

Over the past year, REIT valuations rose substantially, fueled by increased demand among private and institutional investors. However, a recent rise in equity issued by REIT companies, along with increased merger and acquisition activity, suggests that the market may have peaked. Furthermore, a significant decline in stock prices late in the fiscal year may be a sign that valuations are returning to more realistic levels.

Q: HOW DID DELAWARE REIT FUND PERFORM FOR THE YEAR ENDED OCTOBER 31, 2005?
A: For the fiscal year, Class A shares of Delaware REIT Fund returned +12.27% at net asset value and +5.82% at their maximum offer price (both figures reflect all distributions reinvested). For complete annualized performance for Delaware REIT Fund, please see the table on page 2. By comparison, the Fund's benchmark, the NAREIT Equity REIT Index, gained +17.95%, and its peer group, as measured by the Lipper Real Estate Funds Average, gained +17.31% (source: Lipper Inc. and NAREIT, Inc.). In general, the market rewarded lower quality, higher-yielding REIT investments, contributing to our underperformance versus the benchmark index. Our investment strategy focuses on identifying high quality, attractively valued companies with strong cash flow generation.

Q: WHAT AREAS OF THE REIT MARKET IMPEDED THE FUND'S PERFORMANCE FOR THE ONE-YEAR PERIOD?
A: Apartment REITs had a negative impact on relative Fund return for the 12-month period ended October 31, 2005. Our decision to hold a relative underweighting versus the benchmark index was based upon generally unfavorable fundamentals that we found with this group, such as with rich valuations and stressed balance sheets. However, it was this same type of stock that tended to be among the period's top performers. One such example was Gables Residential Trust. We identified the stock of this Atlanta-based company, with its weak balance sheet and deteriorating cash flow, running counter to our focus on well-administered REITs with solid financials and thus did not hold it in the Fund. As the stock was a member of the benchmark index, however, its strong return worked against relative Fund return.

Our position in Great Wolf Resorts did not perform as anticipated, which also adversely impacted Fund return. The stock of this entertainment resort company was negatively influenced by a variety of factors, including earnings misrepresentation and waning confidence in senior management. While we still own the security, we believe a buyout may be imminent, leading to brighter long-term prospects.

In addition, the Fund's performance was impeded by our exposure to the office sector, where we were overweighted relative to the benchmark. Again, our emphasis here was on lower beta, value-oriented stocks, which underperformed REITs of typically lesser quality during the period. We believe that over the long term, however, our emphasis on companies with strong balance sheets, visible cash flow, and value creation through development rather than acquisition will reward shareholders.

Q: WHAT FORCES LENT STRENGTH TO THE FUND'S RETURN FOR THE 12-MONTH PERIOD?
A: Strong security selection in the retail and healthcare sectors aided overall Fund performance. Among retail REITs, we benefited from exposure to select regional malls where operating fundamentals remained strong. While the shopping center sector generated only modest performance, an overweighted position in Federal Realty Investment Trust contributed positive return to the Fund. The company's strong operations and large development platform have earned it a reputation as one of the nation's leading lifestyle center developers. Another solid performer could be found in the diversified REIT category. We believe Vornado Realty Trust, which we held, is a fine example of a REIT with successful business operations and diverse real estate exposure - factors that have contributed to its position as an industry leader.

PERFORMANCE SUMMARY
  DELAWARE REIT FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through October 31, 2005                       Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A* (Est. 12/6/95)
Excluding Sales Charge                          +16.15%     +17.13%      +12.27%
Including Sales Charge                          +15.46%     +15.75%       +5.82%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
Excluding Sales Charge                          +10.73%     +16.25%      +11.39%
Including Sales Charge                          +10.73%     +16.00%       +7.39%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
Excluding Sales Charge                          +10.73%     +16.26%      +11.44%
Including Sales Charge                          +10.73%     +16.26%      +10.44%
--------------------------------------------------------------------------------

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, Institutional Class, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount to 0.25% through February 28, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2005 for Delaware REIT Fund's Class R shares were +22.08% and +11.90%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the distributor has contracted to limit this amount to 0.50% through February 28, 2006.

The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2005 for Delaware REIT Fund's Institutional Class were +11.83%, +17.42%, and +12.54%, respectively. The Institutional Class shares were first made available on November 11, 1997 and are available without sales charges or asset based distribution charges only to certain eligible institutional accounts.

The average annual total returns for the lifetime (since 12/6/95), five-year, and one-year periods ended October 31, 2005 for Delaware Real Estate Investment Trust Portfolio Class were +16.39%, +17.44%, and +12.54%, respectively. The Real Estate Investment Trust Portfolio Class shares were first made available on November 4, 1997 and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to November 4, 1997 is based on the performance of the original class (established December 6, 1995), which operated under a substantially similar expense structure.

*Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (the "Pooled Trust Class") was changed to "Class A" and a distribution fee of up to 0.30% was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for Class A shares only for the one-year period ended October 31, 2005. An expense limitation was in effect for all classes of Delaware REIT Fund during the five years and lifetime periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:                          DPRSX
Nasdaq Portfolio Class symbol:                              DPRIX
Nasdaq Class R symbol:                                      DPRRX

FUND BASICS
As of October 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$513 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
43
--------------------------------------------------------------------------------
FUND START DATE:
December 6, 1995
--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Damon J. Andres is Senior Vice President and Senior Portfolio Manager. Prior to joining Delaware Investments in 1994, he performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. He is also a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DPREX
Class B  DPRBX
Class C  DPRCX
--------------------------------------------------------------------------------

Performance of a $10,000 Investment
December 6, 1995 (Fund's inception) through October 31, 2005

Delaware REIT Fund Fund Performance of $10,000 investment chart

               Delaware REIT Fund -       NAREIT Equity
                  Class A Shares            REIT Index
   Dec-95              $9,803                $10,000
   Oct-96             $11,887                $11,719
   Oct-97             $17,414                $15,556
   Oct-98             $15,502                $13,567
   Oct-99             $15,085                $12,612
   Oct-00             $18,838                $14,920
   Oct-01             $20,772                $17,052
   Oct-02             $22,054                $18,136
   Oct-03             $28,800                $24,266
   Oct-04             $36,988                $31,531
   Oct-05             $41,528                $37,189

Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the NAREIT Equity REIT Index at that month's end, December 31, 1995. After December 31, 1995, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for Class A shares only for the one-year period ended October 31, 2005. An expense limitation was in effect for all classes of Delaware REIT Fund during the five years and lifetime periods ended October 31, 2005. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                        For the Period May 1, 2005 to October 31, 2005
  OF FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE REIT FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                Expenses
                               Beginning     Ending                  Paid During
                                Account      Account     Annualized    Period
                                 Value        Value       Expense     5/1/05 to
                                 5/1/05     10/31/05       Ratio      10/31/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                        $1,000.00   $1,048.90       1.36%      $  7.02
Class B                         1,000.00    1,044.90       2.11%        10.88
Class C                         1,000.00    1,045.40       2.11%        10.88
Class R                         1,000.00    1,047.70       1.65%         8.52
Institutional Class             1,000.00    1,050.00       1.11%         5.74
REIT Portfolio Class            1,000.00    1,050.50       1.11%         5.74
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                        $1,000.00   $1,018.35       1.36%      $  6.92
Class B                         1,000.00    1,014.57       2.11%        10.71
Class C                         1,000.00    1,014.57       2.11%        10.71
Class R                         1,000.00    1,016.89       1.65%         8.39
Institutional Class             1,000.00    1,019.61       1.11%         5.65
REIT Portfolio Class            1,000.00    1,019.61       1.11%         5.65
--------------------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                         As of October 31, 2005
  DELAWARE REIT FUND


Sector designations may be different than the sector designations presented in other Fund materials.

                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
-------------------------------------------------------------------------
COMMON STOCK                                                   98.85%
-------------------------------------------------------------------------
Diversified REITs                                               4.80%
Healthcare REITs                                                3.18%
Hotel REITs                                                     5.41%
Industrial REITs                                               10.38%
Mall REITs                                                     16.14%
Manufactured Housing REITs                                      1.79%
Mortgage REITs                                                  3.71%
Multifamily REITs                                              13.99%
Office REITs                                                   23.20%
Real Estate Operating Companies                                 2.88%
Self-Storage REITs                                              2.17%
Shopping Center REITs                                          11.20%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.13%
-------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  17.01%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              115.99%
-------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (17.01%)
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.02%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

STATEMENT                                                     DELAWARE REIT FUND
  OF NET ASSETS                                               October 31, 2005


                                                         Number of     Market
                                                          Shares       Value

COMMON STOCK - 98.85%
Diversified REITs - 4.80%
   Vornado Realty Trust                                   303,699  $ 24,599,619
                                                                   ------------
                                                                     24,599,619
                                                                   ------------
Healthcare REITs - 3.18%
  *Medical Properties Trust                               589,665     5,271,605
  *Ventas                                                 360,300    11,035,989
                                                                   ------------
                                                                     16,307,594
                                                                   ------------
Hotel REITs - 5.41%
  *Hersha Hospitality Trust                               628,410     6,158,418
   Host Marriott                                          343,519     5,767,684
  *LaSalle Hotel Properties                               293,815    10,398,113
  *Strategic Hotel Capital                                320,000     5,436,800
                                                                   ------------
                                                                     27,761,015
                                                                   ------------
Industrial REITs - 10.38%
   AMB Property                                           309,535    13,675,256
   Centerpoint Properties                                 108,500     4,943,260
  *First Potomac Realty Trust                             207,953     5,269,529
   ProLogis                                               682,607    29,352,101
                                                                   ------------
                                                                     53,240,146
                                                                   ------------
Mall REITs - 16.14%
  *CBL & Associates Properties                            335,831    12,543,288
  *General Growth Properties                              569,754    24,203,150
  *Mills                                                  209,074    11,185,459
   Simon Property Group                                   486,651    34,853,944
                                                                   ------------
                                                                     82,785,841
                                                                   ------------
Manufactured Housing REITs - 1.79%
  *Equity Lifestyle Properties                            217,300     9,198,309
                                                                   ------------
                                                                      9,198,309
                                                                   ------------
Mortgage REITs - 3.71%
   KKR Financial                                          375,422     8,379,419
  *MortgageIT Holdings                                    349,000     4,425,320
  #Peoples Choice                                         828,017     6,210,128
                                                                   ------------
                                                                     19,014,867
                                                                   ------------
Multifamily REITs - 13.99%
  *AvalonBay Communities                                  228,526    19,710,368
   Camden Property Trust                                  199,326    11,232,020
  *Education Realty Trust                                 411,822     6,383,241
=+#Education Realty Trust PIPE                             78,200     1,157,192
  *Essex Property Trust                                   158,992    14,290,201
  *Post Properties                                         96,100     3,920,880
   United Dominion Realty Trust                           681,364    15,078,585
                                                                   ------------
                                                                     71,772,487
                                                                   ------------
Office REITs - 23.20%
  *Alexandria Real Estate Equities                        190,874    15,432,163
  *American Financial Realty Trust                        698,979     8,604,431
  *Biomed Realty Trust                                    209,600     5,242,096
  *Brandywine Realty Trust                                657,773    18,022,980
   CarrAmerica Realty                                     224,293     7,385,968
   Equity Office Properties Trust                         878,965    27,072,123
  *Prentiss Properties Trust                              138,044     5,447,216
  *Reckson Associates Realty                              479,893    16,844,244
   SL Green Realty                                        219,253    14,915,782
                                                                   ------------
                                                                    118,967,003
                                                                   ------------

                                                         Number of     Market
                                                          Shares       Value

COMMON STOCK (continued)
Real Estate Operating Companies - 2.88%
 *+Great Wolf Resorts                                     354,272  $  3,117,594
   Starwood Hotels & Resorts Worldwide                    199,850    11,677,235
                                                                   ------------
                                                                     14,794,829
                                                                   ------------
Self-Storage REITs - 2.17%
  *U-Store-It Trust                                       533,200    11,122,552
                                                                   ------------
                                                                     11,122,552
                                                                   ------------
Shopping Center REITs - 11.20%
  *Developers Diversified Realty                          269,522    11,772,721
  *Federal Realty Investment Trust                        277,511    16,831,043
  *Kite Realty Group Trust                                721,104    10,657,917
  *Ramco-Gershenson Properties                            251,883     6,987,234
   Regency Centers                                        200,661    11,170,798
                                                                   ------------
                                                                     57,419,713
                                                                   ------------
TOTAL COMMON STOCK (cost $400,361,739)                              506,983,975
                                                                   ------------
                                                         Principal
                                                          Amount
Repurchase Agreements - 0.13%
  With BNP Paribas 3.92% 11/1/05
  (dated 10/31/05, to be repurchased
  at $348,338, collateralized by $358,300
  U.S. Treasury Bills due 1/19/06, market
  value $355,352)                                        $348,300       348,300


With Cantor Fitzgerald 3.91% 11/1/05
  (dated 10/31/05, to be repurchased
  at $342,737, collateralized by
  $160,600 U.S. Treasury Bills
  due 4/27/06, market value
  $157,418, $114,200 U.S. Treasury
  Notes 2.50% due 5/31/06,
  market value $114,287 and $73,100
  U.S. Treasury Notes 6.00% due
  8/15/09, market value $77,976)                          342,700       342,700
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $691,000)                                                      691,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 98.98%
   (cost $401,052,739)                                              507,674,975
                                                                   ------------
SECURITIES LENDING COLLATERAL** - 17.01%
Short-Term Investments
   Abbey National 4.14% 1/13/06                         1,920,443     1,920,581
   Australia New Zealand 4.01% 11/30/06                 2,595,366     2,595,032
   Bank of New York 3.91% 4/4/06                        2,076,102     2,076,025
   Bank of the West 3.84% 3/2/06                        2,594,961     2,595,032
   Bayerische Landesbank 4.05% 8/25/06                  2,594,354     2,595,032
   Bear Stearns
     3.95% 5/1/06                                       2,854,535     2,854,535
     4.14% 1/17/06                                        519,070       519,095
   Beta Finance 3.83% 4/18/06                           2,594,902     2,594,902
   Calyon Singapore 3.69% 11/3/05                       1,920,323     1,920,323
   Calyon London 3.77% 12/30/05                         1,824,514     1,822,997
   CDC Financial Products 4.16% 11/30/05                3,373,541     3,373,541
   Citigroup Global Markets
     4.10% 11/1/05                                     16,063,052    16,063,052
     4.13% 11/7/05                                      3,373,541     3,373,541

STATEMENT                                                     DELAWARE REIT FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal      Market
                                                         Amount        Value

SECURITIES LENDING COLLATERAL** (continued)
Short-Term Investments (continued)
   Commonwealth Bank Australia
     4.00% 11/30/06                                    $2,595,164   $ 2,595,032
   Credit Suisse First Boston New York
     3.96% 4/18/06                                      2,802,791     2,802,634
     4.02% 12/29/05                                       545,093       544,967
   Deutsche Bank London 3.76% 12/27/05                    778,874       778,606
   Goldman Sachs 4.20% 10/31/06                         3,165,938     3,165,938
   Lehman Holdings 4.14% 12/23/05                       2,595,197     2,595,805
   Manufacturers & Traders 4.04% 9/26/06                2,594,967     2,594,448
   Marshall & Ilsley Bank 3.97% 12/29/05                2,595,955     2,595,070
   Merrill Lynch Mortgage Capital
     4.16% 1/12/06                                      3,373,541     3,373,541
   National City Bank 3.81% 1/23/06                     2,958,345     2,958,389
   Nordea Bank Norge ASA 3.92% 11/30/06                 2,595,140     2,595,031
   Proctor & Gamble 3.77% 11/30/06                      2,594,741     2,595,031
   Royal Bank of Canada 3.78% 11/18/05                  2,595,197     2,595,031
   Royal Bank of Scotland 3.97% 11/30/06                2,595,037     2,595,031
   Sigma Finance 3.83% 3/16/06                            778,485       778,562
   Toyota Motor Credit 3.78% 6/23/06                    2,612,393     2,612,526
   Wells Fargo 3.96% 11/30/06                           2,594,362     2,595,031
   Wilmington Trust Company 4.05% 1/5/06                2,595,300     2,595,031
                                                                   ------------
TOTAL SECURITIES LENDING COLLATERAL
   (cost $87,269,392)                                                87,269,392
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 115.99%
   (cost $488,322,131)                                              594,944,367^
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL - (17.01%)**                                             (87,269,392)
RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 1.02%                                             5,233,484
                                                                   ------------
NET ASSETS APPLICABLE TO 23,982,324 SHARES
   OUTSTANDING - 100.00%                                           $512,908,459
                                                                   ============

Net Asset Value - Delaware REIT Fund Class A
   ($285,578,728 / 13,350,814 Shares)                                    $21.39
                                                                         ------
Net Asset Value - Delaware REIT Fund Class B
   ($72,917,301 / 3,413,017 Shares)                                      $21.36
                                                                         ------
Net Asset Value - Delaware REIT Fund Class C
   ($70,859,774 / 3,316,062 Shares)                                      $21.37
                                                                         ------
Net Asset Value - Delaware REIT Fund Class R
   ($4,168,529 / 194,894 Shares)                                         $21.39
                                                                         ------
Net Asset Value - Delaware REIT Fund Institutional Class
   ($58,428,226 / 2,728,593 Shares)                                      $21.41
                                                                         ------
Net Asset Value - Delaware REIT Fund
   The Real Estate Investment Trust Portfolio Class
   ($20,955,901 / 978,944 Shares)                                        $21.41
                                                                         ------

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
Shares of beneficial interest
   (unlimited authorization -- no par)                             $337,470,987
Undistributed net investment income                                   8,259,590
Accumulated net realized gain on investments                         60,555,646
Net unrealized appreciation of investments                          106,622,236
                                                                   ------------
Total net assets                                                   $512,908,459
                                                                   ============

 +Non-income producing security for the year ended October 31, 2005.
 *Fully or partially on loan.
**See Note 7 in "Notes to Financial Statements."
 ^Includes $86,216,991 of securities loaned.
 #Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2005, the aggregate amount of the restricted securities equals $7,367,320 or 1.44% of the Fund's net assets. See
  Note 8 in "Notes to Financial Statements."
 =Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in " Notes to Financial Statements." At October 31, 2005, one security was fair valued which represented 0.23% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS:
REIT - Real Estate Investment Trusts
PIPE - Private Investment Public Equity

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE REIT FUND
Net asset value Class A (A)                                              $21.39
Sales charge (5.75% of offering price) (B)                                 1.30
                                                                         ------
Offering price                                                           $22.69
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                            DELAWARE REIT FUND
  OF OPERATIONS                                      Year Ended October 31, 2005

INVESTMENT INCOME:
  Dividends                                               $18,935,233
  Interest                                                    321,924
  Securities lending income                                    60,245   $19,317,402
                                                          -----------

EXPENSES:
  Management fees                                           4,212,253
  Distribution expenses -- Class A                            965,055
  Distribution expenses -- Class B                            817,606
  Distribution expenses -- Class C                            751,079
  Distribution expenses -- Class R                             19,741
  Dividend disbursing and transfer agent fees
     and expenses                                           1,233,023
  Accounting and administration expenses                      201,302
  Reports and statements to shareholders                      156,852
  Registration fees                                           142,137
  Legal and professional fees                                  80,328
  Insurance                                                    41,588
  Custodian fees                                               39,788
  Trustees' fees                                               28,296
  Taxes (other than taxes on income)                           15,841
  Pricing fees                                                  1,005
  Other                                                        25,944     8,731,838
                                                            ---------   -----------
  Less waived distribution expenses -- Class A                             (160,842)
  Less waived distribution expenses -- Class R                               (1,048)
  Less expense paid indirectly                                               (1,705)
                                                                        -----------
Total expenses                                                            8,568,243
                                                                        -----------
Net Investment Income                                                    10,749,159
                                                                        -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                       64,791,237
  Net change in unrealized appreciation/depreciation of investments      (9,221,739)
                                                                        -----------
Net Realized and Unrealized Gain on Investments                          55,569,498
                                                                        -----------

Net Increase in Net Assets Resulting from Operations                    $66,318,657
                                                                        ===========

See accompanying notes

STATEMENTS                                                    DELAWARE REIT FUND
  OF CHANGES IN NET ASSETS

                                                                            Year Ended
                                                                     10/31/05        10/31/04

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                            $ 10,749,159    $ 10,838,302
  Net realized gain on investments                                   64,791,237      53,671,065
  Net change in unrealized appreciation/depreciation of investments  (9,221,739)     57,015,611
                                                                   ------------    ------------
  Net increase in net assets resulting from operations               66,318,657     121,524,978
                                                                   ------------    ------------

Dividends and Distributions to shareholders from:
  Net investment income:
    Class A                                                          (6,506,485)     (8,087,846)
    Class B                                                          (1,032,895)     (1,675,372)
    Class C                                                            (952,025)     (1,396,981)
    Class R                                                             (54,462)        (19,365)
    Institutional Class                                              (1,340,254)     (1,260,567)
    The Real Estate Investment Trust Portfolio Class                   (529,200)       (950,522)

  Net realized gain on investments:
    Class A                                                         (27,290,308)     (7,248,347)
    Class B                                                          (7,326,143)     (2,027,647)
    Class C                                                          (6,436,263)     (1,684,140)
    Class R                                                            (196,038)        (20,361)
    Institutional Class                                              (4,782,224)     (1,038,498)
    The Real Estate Investment Trust Portfolio Class                 (2,510,415)       (746,203)
                                                                   ------------    ------------
                                                                    (58,956,712)    (26,155,849)
                                                                   ------------    ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                          88,280,143     127,055,852
    Class B                                                           5,452,609      13,352,461
    Class C                                                          12,458,380      18,299,658
    Class R                                                           2,857,831       1,591,451
    Institutional Class                                              20,490,886      29,375,804
    The Real Estate Investment Trust Portfolio Class                         --       2,000,000

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                          29,069,640      13,084,677
    Class B                                                           6,855,152       3,045,960
    Class C                                                           6,678,605       2,690,648
    Class R                                                             250,400          39,735
    Institutional Class                                               5,702,487       2,119,760
    The Real Estate Investment Trust Portfolio Class                  2,284,113       1,243,388
                                                                   ------------    ------------
                                                                    180,380,246     213,899,394
                                                                   ------------    ------------
  Cost of shares repurchased:
    Class A                                                        (144,286,613)   (139,506,590)
    Class B                                                         (25,252,620)    (18,598,822)
    Class C                                                         (22,080,210)    (18,696,273)
    Class R                                                          (1,043,553)       (161,765)
    Institutional Class                                             (22,300,757)    (15,652,323)
    The Real Estate Investment Trust Portfolio Class                (10,827,371)     (5,982,100)
                                                                   ------------    ------------
                                                                   (225,791,124)   (198,597,873)
                                                                   ------------    ------------
Increase (decrease) in net assets derived from capital
  share transactions                                                (45,410,878)     15,301,521
                                                                   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                               (38,048,933)    110,670,650

NET ASSETS:
  Beginning of year                                                 550,957,392     440,286,742
                                                                   ------------    ------------
  End of year (including undistributed net investment income
    of $8,259,590 and $7,925,752, respectively)                    $512,908,459    $550,957,392
                                                                   ============    ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         10/31/05    10/31/04     10/31/03    10/31/02     10/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                      $21.140     $17.400      $14.170     $14.270      $13.460

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                                    0.441       0.445        0.617       0.517        0.594
Net realized and unrealized gain on investments                             2.101       4.333        3.531       0.399        0.776
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            2.542       4.778        4.148       0.916        1.370
                                                                          -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.435)     (0.544)      (0.566)     (0.593)      (0.560)
Net realized gain on investments                                           (1.857)     (0.494)      (0.352)     (0.423)          --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                          (2.292)     (1.038)      (0.918)     (1.016)      (0.560)
                                                                          -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                            $21.390     $21.140      $17.400     $14.170      $14.270
                                                                          =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            12.27%      28.43%       30.59%       6.17%       10.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $285,579    $308,100     $253,995    $163,432      $62,869
Ratio of expenses to average net assets                                     1.34%       1.40%        1.40%       1.38%        1.29%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                  1.39%       1.58%        1.59%       1.38%        1.35%
Ratio of net investment income to average net assets                        2.07%       2.35%        4.06%       3.39%        4.14%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.02%       2.17%        3.87%       3.39%        4.08%
Portfolio turnover                                                            37%         43%          48%         65%          61%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware REIT Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         10/31/05    10/31/04     10/31/03    10/31/02     10/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                      $21.120     $17.380      $14.170     $14.260      $13.460

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                                    0.281       0.302        0.502       0.404        0.498
Net realized and unrealized gain on investments                             2.089       4.338        3.518       0.402        0.765
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            2.370       4.640        4.020       0.806        1.263
                                                                          -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.273)     (0.406)      (0.458)     (0.473)      (0.463)
Net realized gain on investments                                           (1.857)     (0.494)      (0.352)     (0.423)       --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                          (2.130)     (0.900)      (0.810)     (0.896)      (0.463)
                                                                          -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                            $21.360     $21.120      $17.380     $14.170      $14.260
                                                                          =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            11.39%      27.54%       29.53%       5.43%        9.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $72,917     $85,009      $72,331     $57,824      $29,423
Ratio of expenses to average net assets                                     2.09%       2.15%        2.15%       2.13%        2.04%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                  2.09%       2.28%        2.30%       2.13%        2.10%
Ratio of net investment income to average net assets                        1.32%       1.60%        3.31%       2.64%        3.39%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                   1.32%       1.47%        3.16%       2.64%        3.33%
Portfolio turnover                                                            37%         43%          48%         65%          61%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware REIT Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         10/31/05    10/31/04     10/31/03    10/31/02     10/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                      $21.120     $17.380      $14.170     $14.260      $13.460

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                                    0.281       0.302        0.502       0.404        0.504
Net realized and unrealized gain on investments                             2.099       4.338        3.518       0.402        0.759
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            2.380       4.640        4.020       0.806        1.263
                                                                          -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.273)     (0.406)      (0.458)     (0.473)      (0.463)
Net realized gain on investments                                           (1.857)     (0.494)      (0.352)     (0.423)          --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                          (2.130)     (0.900)      (0.810)     (0.896)      (0.463)
                                                                          -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                            $21.370     $21.120      $17.380     $14.170      $14.260
                                                                          =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            11.44%      27.54%       29.53%       5.43%        9.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $70,860     $73,040      $58,206     $38,581      $16,326
Ratio of expenses to average net assets                                     2.09%       2.15%        2.15%       2.13%        2.04%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                  2.09%       2.28%        2.30%       2.13%        2.10%
Ratio of net investment income to average net assets                        1.32%       1.60%        3.31%       2.64%        3.39%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                   1.32%       1.47%        3.16%       2.64%        3.33%
Portfolio turnover                                                            37%         43%          48%         65%          61%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware REIT Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             6/02/03(1)
                                                                                          Year Ended             to
                                                                                     10/31/05     10/31/04    10/31/03

NET ASSET VALUE, BEGINNING OF PERIOD                                                  $21.130      $17.400     $15.620

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                0.373        0.377       0.331
Net realized and unrealized gain on investments                                         2.097        4.341       1.683
                                                                                      -------     --------     -------
Total from investment operations                                                        2.470        4.718       2.014
                                                                                      -------     --------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                  (0.353)      (0.494)     (0.234)
Net realized gain on investments                                                       (1.857)      (0.494)         --
                                                                                      -------     --------     -------
Total dividends and distributions                                                      (2.210)      (0.988)     (0.234)
                                                                                      -------     --------     -------

NET ASSET VALUE, END OF PERIOD                                                        $21.390      $21.130     $17.400
                                                                                      =======      =======     =======

TOTAL RETURN(3)                                                                        11.90%       28.04%      13.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                $4,168       $2,035        $353
Ratio of expenses to average net assets                                                 1.66%        1.75%       1.75%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                              1.69%        1.88%       1.98%
Ratio of net investment income to average net assets                                    1.75%        2.00%       4.75%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                               1.72%        1.87%       4.52%
Portfolio turnover                                                                        37%          43%         48%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Delaware REIT Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         10/31/05    10/31/04     10/31/03    10/31/02     10/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                      $21.150     $17.410      $14.190     $14.280      $13.470

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                                    0.494       0.492        0.656       0.555        0.625
Net realized and unrealized gain on investments                             2.101       4.341        3.520       0.412        0.778
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            2.595       4.833        4.176       0.967        1.403
                                                                          -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.478)     (0.599)      (0.604)     (0.634)      (0.593)
Net realized gain on investments                                           (1.857)     (0.494)      (0.352)     (0.423)       --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                          (2.335)     (1.093)      (0.956)     (1.057)      (0.593)
                                                                          -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                            $21.410     $21.150      $17.410     $14.190      $14.280
                                                                          =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            12.54%      28.78%       30.80%       6.52%       10.51%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $58,428     $53,261      $28,782      $8,850       $1,823
Ratio of expenses to average net assets                                     1.09%       1.15%        1.15%       1.13%        1.04%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                  1.09%       1.28%        1.30%       1.13%        1.10%
Ratio of net investment income to average net assets                        2.32%       2.60%        4.31%       3.64%        4.39%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.32%       2.47%        4.16%       3.64%        4.33%
Portfolio turnover                                                            37%         43%          48%         65%          61%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Delaware REIT Fund The Real Estate Investment Trust Portfolio Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         10/31/05    10/31/04     10/31/03    10/31/02     10/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                      $21.150     $17.410      $14.180     $14.280      $13.470

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)                                                    0.494       0.492        0.656       0.555        0.625
Net realized and unrealized gain on investments                             2.101       4.341        3.530       0.402        0.778
                                                                          -------     -------      -------     -------      -------
Total from investment operations                                            2.595       4.833        4.186       0.957        1.403
                                                                          -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.478)     (0.599)      (0.604)     (0.634)      (0.593)
Net realized gain on investments                                           (1.857)      (0.494)       (0.352)      (0.423)       --
                                                                          -------     -------      -------     -------      -------
Total dividends and distributions                                          (2.335)     (1.093)      (0.956)     (1.057)      (0.593)
                                                                          -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                            $21.410     $21.150      $17.410     $14.180      $14.280
                                                                          =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                            12.54%      28.78%       30.90%       6.45%       10.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $20,956     $29,512      $26,620     $19,144      $29,000
Ratio of expenses to average net assets                                     1.09%       1.15%        1.15%       1.13%        1.04%
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                  1.09%       1.28%        1.30%       1.13%        1.10%
Ratio of net investment income to average net assets                        2.32%       2.60%        4.31%       3.64%        4.39%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                   2.32%       2.47%        4.16%       3.64%        4.33%
Portfolio turnover                                                            37%         43%          48%         65%          61%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                         DELAWARE REIT FUND
  TO FINANCIAL STATEMENTS                                     October 31, 2005


The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or, the "Fund") is a series of Delaware Pooled Trust (the "Trust"), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2005 were approximately $1,705. The expense paid under the above arrangement is included in the custodian fees and on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 1.15% of average daily net assets of the Fund through February 28, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rare of 0.04% of the Fund's average daily net assets, for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through February 28, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through February 28, 2006 for Class R shares to no more than 0.50% of average daily net assets. Institutional Class and The Real Estate Investment Trust Portfolio Class shares pay no distribution and service expenses.

NOTES                                                         DELAWARE REIT FUND
  TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At October 31, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                   $328,972

  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                            113,281
  Distribution Fee Payable to DDLP                            199,670

  Other expenses payable to DMC and affiliates*                19,211

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended October 31, 2005, the Delaware REIT Fund was charged $32,213 for internal legal services provided by DMC.

For the year ended October 31, 2005, DDLP earned $87,980 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2005, DDLP received gross contingent deferred sales charge commissions of $202, $264,727 and $10,905 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2005, the Fund made purchases of $202,476,332 and sales of $275,822,151 of investment securities other than short-term investments.

At October 31, 2005, the cost of investments for federal income tax purposes was $485,963,894. At October 31, 2005, the net unrealized appreciation was $108,980,473 of which $120,288,605 related to unrealized appreciation of investments and $11,308,132 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                              Year Ended
                                                        10/31/05      10/31/04
                                                      -----------   -----------
  Ordinary income                                     $10,415,321   $14,704,225
  Long-term capital gain                               48,541,391    11,451,624
                                                      -----------   -----------
  Total                                               $58,956,712   $26,155,849
                                                      ===========   ===========

As of October 31, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $337,470,987
  Undistributed ordinary income                                       2,254,646
  Undistributed long-term capital gain                               64,202,353
  Unrealized appreciation of investments                            108,980,473
                                                                   ------------
  Net assets                                                       $512,908,459
                                                                   ============

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferred losses on wash sales and estimates of tax character of distributions from Real Estate Investment Trusts.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                        Year Ended
                                                10/31/05       10/31/04
Shares sold:
  Class A                                       4,162,073      6,734,917
  Class B                                         257,805        699,870
  Class C                                         587,709        966,617
  Class R                                         135,351         82,280
  Institutional Class                             969,771      1,561,450
  The Real Estate Investment Trust
   Portfolio Class                                     --        110,436

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                       1,371,540        709,724
  Class B                                         323,266        165,954
  Class C                                         314,919        146,500
  Class R                                          11,807          2,126
  Institutional Class                             268,974        114,401
  The Real Estate Investment Trust
   Portfolio Class                                107,787         67,226
                                              -----------    -----------
                                                8,511,002     11,361,501
                                              -----------    -----------
Shares repurchased:
  Class A                                      (6,755,726)    (7,472,612)
  Class B                                      (1,193,604)    (1,001,802)
  Class C                                      (1,044,746)    (1,003,235)
  Class R                                         (48,584)        (8,348)
  Institutional Class                          (1,027,998)      (811,051)
  The Real Estate Investment Trust
   Portfolio Class                               (524,358)      (311,438)
                                              -----------    -----------
                                              (10,595,016)   (10,608,486)
                                              -----------    -----------
Net increase (decrease)                        (2,084,014)       753,015
                                              ===========    ===========

For the years ended October 31, 2005 and 2004, 30,711 Class B shares were converted to 30,650 Class A shares valued at $672,659 and 19,003 Class B shares were converted to 18,968 Class A shares valued at $369,008, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 25, 2005, the revolving line of credit facility increased to $225,000,000. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2005, or at any time during the fiscal year.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                       DELAWARE REIT FUND

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings.
In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2005, the market value of the securities on loan was $86,216,991, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. CREDIT AND MARKET RISK

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At October 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2005, the Fund designates dividends and distributions paid during the year as follows:

     (A)                        (B)
  Long-Term                  Ordinary
Capital Gain                  Income                Total             (C)
Distributions             Distributions*        Distributions      Qualifying
 (Tax Basis)                (Tax Basis)          (Tax Basis)      Dividends(1)
 -----------                -----------          -----------      ------------
82%                              18%                 100%               --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $10,415,321 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Pooled Trust - The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust) (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 14, 2005

OTHER
  FUND INFORMATION                                        DELAWARE REIT FUND

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the third quartile of such Performance Universe. The Board noted that the Fund's performance results were not in line with the Board's stated objective. The Board also noted discussions with management concerning the portfolio manager's investment style. Management explained that the Fund's portfolio manager seeks to avoid securities with extreme valuations in the market, an approach that has hurt recent performance. However, in management's view, over a full market cycle, this approach would be better for shareholders, affording shareholders with solid returns and better risk adjusted return relative to the Fund's peers. While the Fund's relative performance lagged, absolute returns had been favorable. The Board expressed its confidence in the portfolio manager and his philosophy and processes.

OTHER
  FUND INFORMATION (CONTINUED)                             DELAWARE REIT FUND

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through April 2006 and recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                        POSITION(S) HELD                                                      COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     BY TRUSTEE/DIRECTOR   TRUSTEE/DIRECTOR
BIRTHDATE                   FUNDS IV               SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           87                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                   and Trustee      1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT          Trustee               Since             Private Investor -             87                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)

   JOHN A. FRY              Trustee               4 Years         President - Franklin &           87           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                                 (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          87                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938

LICINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         87                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947

  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           87            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                        POSITION(S) HELD                                                      COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)     BY TRUSTEE/DIRECTOR   TRUSTEE/DIRECTOR
BIRTHDATE                   FUNDS IV               SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           87              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries Inc.

 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            87                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

J. RICHARD ZECHER            Trustee              Since                  Founder -                   87           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           87                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments

 August 18, 1962

 DAVID F. CONNOR          Vice President,   Vice President since   Mr. Connor has served as          87                   None(3)
2005 Market Street        Deputy General     September 21, 2000    Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary     and Secretary     General Counsel of Delaware
      19103                                         since           Investments since 2000.
                                             October 25, 2005
December 2, 1963

DAVID P. O'CONNOR           Senior Vice    Senior Vice President,   Mr. O'Connor has served in       87                   None(3)
2005 Market Street           President,     General Counsel and    various executive and legal
 Philadelphia, PA         General Counsel    Chief Legal Officer   capacities at different times
      19103                  and Chief             since             at Delaware Investments.
                           Legal Officer      October 25, 2005
February 21, 1966

 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         87                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments

June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
  THE ORGANIZATION

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                          AFFILIATED OFFICERS                     CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                       INVESTMENT MANAGER
Chairman                                   Senior Vice President and               Delaware Management Company,
Delaware Investments(R) Family of Funds    Chief Financial Officer                 a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds    Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                  NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                         Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel  Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds    SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                        DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                        Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                       2005 Market Street
                                           Senior Vice President, General Counsel  Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds    FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                        800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                        FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer     INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds    800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                   WEB SITE
                                                                                   www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                              Delaware Investments is the marketing name for
National Gallery of Art                                                            Delaware Management Holdings,
Washington, DC                                                                     Inc. and its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ


--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group







                                                              Printed in the USA
(9932)                                                             ANN-0512 REIT
AR-095 [10/05] IVES 12/05                                    MF0511093   PO10593

Delaware Pooled Trust

Annual report 2005

U.S. Equities

The Large-Cap Value Equity Portfolio
The All-Cap Growth Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II

U.S. Fixed Income

The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

International Equities

The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

International Fixed Income

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

                                                  [Delaware Investments(R) LOGO]
                                             A member of Lincoln Financial Group

Contents

Portfolio Objectives .....................................................     2
Portfolio Returns ........................................................     4
The Large-Cap Value Equity Portfolio Review ..............................     6
The All-Cap Growth Equity Portfolio Review ...............................     8
The Mid-Cap Growth Equity Portfolio Review ...............................    12
The Small-Cap Growth Equity Portfolio Review .............................    16
The Small-Cap Growth II Equity Portfolio Review ..........................    20
The Smid-Cap Growth Equity Portfolio Review ..............................    23
The Real Estate Investment Trust Portfolio II Review .....................    27
The Intermediate Fixed Income Portfolio Review ...........................    29
The Core Focus Fixed Income Portfolio Review .............................    31
The High-Yield Bond Portfolio Review .....................................    34
The Core Plus Fixed Income Portfolio Review ..............................    36
The International Equity Portfolio Review ................................    39
The Labor Select International Equity Portfolio Review ...................    41
The Emerging Markets Portfolio Review ....................................    43
The Global Fixed Income Portfolio Review .................................    45
The International Fixed Income Portfolio Review ..........................    47
Disclosure of Portfolio Expenses .........................................    49
Sector Allocations .......................................................    50
Financial Statements .....................................................    63
Report of Independent Registered Public Accounting Firm ..................   167
Other Portfolio Information ..............................................   168
Board of Trustees/Officers ...............................................   173

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a Registered Investment Company that offers primarily no-load, open-end equity and fixed-income mutual funds to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2005, Delaware Investments managed more than $105 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware Investments provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement plans, and related non-discretionary trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Shareholder Services

Delaware Investments provides its Pooled Trust shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments(as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call the following toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800-362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800-231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.


                                  2005 Annual Report o Delaware Pooled Trust   1

(C) 2005 Delaware Distributors, L.P.

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and that, in the opinion of Delaware Investments, offer capital gains potential as well.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware Investments, offer high earnings growth potential at the time of purchase.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware Investments, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware Investments believes have potential for high earnings growth and which generally represent the smallest 25%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase).

The Small-Cap Growth II Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies that Delaware Investments believes have the potential for high earnings growth and which generally represent the smallest 15%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase).

The Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies that, in the opinion of Delaware Investments, have potential for high earnings growth, and which generally represent the small- to mid-capitalization equity securities listed on a national securities exchange or Nasdaq at the time of purchase.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, asset-backed, corporate bonds, and other fixed-income securities.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade, fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc., or in corporate bonds that are unrated but judged to be of comparable quality at the time of purchase.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade, U.S. high-yield, and international bonds.

The International Equity Portfolio* seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States. Stocks selected for the Portfolio are, in the opinion of the Portfolio's sub-advisor, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the sub-advisor.


2   Delaware Pooled Trust o 2005 Annual Report

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of the Portfolio's sub-advisor, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the sub-advisor, and are compatible with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio* seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in, or deriving a majority of their operating income from emerging countries.

The Global Fixed Income Portfolio* seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities. The Portfolio is a global fund, which invests in issuers throughout the world.

The International Fixed Income Portfolio* seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of issuers that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

High-yielding, non-investment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

Portfolios that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions.

Portfolios that invest small and/or mid-size company stocks typically involve greater risk, particularly in short term, than those investing in larger, more established companies.

A rise/fall in the interest rates can have a significant impact on bond prices of the portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

*Portfolio closed to new investors.


                                  2005 Annual Report o Delaware Pooled Trust   3

Portfolio Returns
Periods ending October 31, 2005

                                                 One    Three    Five    Ten       Since
Average Annual Total Returns*                    Year   Years   Years   Years   Inception++
-------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio             7.69%  12.96%   4.19%   9.48%     11.20%
-------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio             12.70%  15.37%  -8.61%     --      -7.23%
-------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio             15.05%  17.33%  -3.51%   9.98%      9.56%
-------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio            8.11%  15.13%  -3.99%     --      10.32%
-------------------------------------------------------------------------------------------
The Small-Cap Growth II Equity Portfolio        13.16%     --      --      --       5.74%
-------------------------------------------------------------------------------------------
The Smid-Cap Growth Equity Portfolio               --      --      --      --       2.00%
-------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II   12.33%  23.55%  17.55%     --      11.72%
-------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio          0.97%   4.22%   5.85%     --       5.77%
-------------------------------------------------------------------------------------------
The Core Focus Fixed Income Portfolio            1.33%     --      --      --       4.08%
-------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                    5.24%  19.01%   9.45%     --       7.54%
-------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio             2.09%   6.09%     --      --       6.55%
-------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Mondrian Investment Partners, formerly Delaware International Advisers Ltd., has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts to the extent that annual operating expenses (excluding taxes, interest, brokerage commissions, certain insurance costs, and extraordinary expenses) exceeded a certain specified percentage of average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Portfolio. You should read the prospectus carefully before you invest.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows: Large-Cap Value Equity, February 3, 1992; All-Cap Growth Equity, March 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Small-Cap Growth II Equity, December 1, 2003; Smid-Cap Growth, December 1, 2004; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Core Focus Fixed Income, June 30, 2004; High-Yield Bond, December 2, 1996; Core Plus Fixed Income, June 28, 2002; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997.


4   Delaware Pooled Trust o 2005 Annual Report

                                                     One    Three    Five    Ten       Since
Average Annual Total Returns*                        Year   Years   Years   Years   Inception++
-----------------------------------------------------------------------------------------------
The International Equity Portfolio**                17.45%  22.65%   9.94%  9.90%      10.05%
-----------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio**   17.30%  22.31%  10.23%    --       10.54%
-----------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**+                   35.36%  42.48%  23.92%    --        9.47%
-----------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio**                 -1.64%  10.41%  12.08%  7.40%       8.50%
-----------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**          -2.69%  10.59%  11.86%    --        6.16%
-----------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Mondrian Investment Partners, formerly Delaware International Advisers Ltd., has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts to the extent that annual operating expenses (excluding taxes, interest, brokerage commissions, certain insurance costs, and extraordinary expenses) exceeded a certain specified percentage of average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Portfolio. You should read the prospectus carefully before you invest.

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

+ This Portfolio charges a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for the Portfolio are cited in the individual Portfolio review.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows: Large-Cap Value Equity, February 3, 1992; All-Cap Growth Equity, March 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Small-Cap Growth II Equity, December 1, 2003; Smid-Cap Growth, December 1, 2004; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Core Focus Fixed Income, June 30, 2004; High-Yield Bond, December 2, 1996; Core Plus Fixed Income, June 28, 2002; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997.


                                  2005 Annual Report o Delaware Pooled Trust   5

Large-Cap Value Equity

The one-year period was marked by rising interest rates and a dramatic increase in the costs of commodities such as crude oil, gold, platinum, and the like. The Federal Reserve raised the fed funds on eight separate occasions during the past 12 months, reaching 3.75% at the end of the Fund's fiscal year.

The Large-Cap Value Equity Portfolio returned +7.69% for the one-year ended October 31, 2005 versus the +11.86% gain of the benchmark Russell 1000 Value Index. On an absolute basis, the Portfolio made its gains in part due to holdings in the finance (non-bank), communications services, and consumer staples sectors. Underperformance relative to the benchmark was due mainly to our underweight position in energy-related stocks, our overweight position in technology companies, and an overexposure to consumer cyclical names, particularly within the newspaper industry.

We've seen strong results from communications services providers ALLTEL and BCE. Alltel is a rural phone operator that has prospered as a result of its reliance on its wireless offerings, an area with greater potential than landline services, which suffer from greater competition and fewer opportunities for growth. We see ALLTEL as an attractive holding because we believe it maintains one of the strongest management practices within the industry, which include the payment of a healthy shareholder dividend and a dividend buy-back policy. Canadian phone service operator BCE benefited from fewer regulatory issues than those faced by U.S. operators as well as fewer competitive forces (e.g., cable operators).

Energy costs continued to rise throughout much of the year, escalating in late summer as Hurricanes Katrina and Rita disrupted oil and gas production facilities in and around the Gulf of Mexico. Energy stocks rose in response

Average Annual Total Returns*

Periods ended October 31, 2005

One Year   Three Years   Five Years   Ten Years   Since Inception
--------   -----------   ----------   ---------   ---------------
  7.69%       12.96%        4.19%       9.48%          11.20%

Growth of $1,000,000+
(in millions)

o    Large-Cap Value Equity Portfolio (starting 10.31.95)

o    Russell 1000 Value Index (starting 10.31.95)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Large-Cap Value   Russell 1000
            Equity Portfolio    Value Index
            ----------------   ------------
31-Oct-95      $1,000,000       $1,000,000
31-Oct-96      $1,248,656       $1,237,400
31-Oct-97      $1,582,443       $1,648,093
31-Oct-98      $1,795,976       $1,892,505
31-Oct-99      $1,893,526       $2,205,336
31-Oct-00      $2,015,130       $2,327,071
31-Oct-01      $1,866,956       $2,051,080
31-Oct-02      $1,716,624       $1,845,562
31-Oct-03      $2,070,210       $2,267,642
31-Oct-04      $2,297,928       $2,617,993
31-Oct-05      $2,474,568       $2,928,487

+ Chart assumes $1,000,000 invested on October 31, 1995, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 1000 Value Index is an unmanaged composite and is a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

     An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


6   Delaware Pooled Trust o 2005 Annual Report
to tighter forecasted crude oil supplies and the resulting increases in the price of oil. Although our underweight position in this sector detracted from performance, we intend to maintain our positioning, as we expect energy prices to trend back down to historical norms.

Our overweight position in the technology sector, relative to the benchmark, detracted from performance as the industry has yet to rebound from disappointing results during the past two years. We continue to maintain our weighting, however, as we believe we hold several well-managed companies that are priced below what we see as their intrinsic values. Intel, for example, has a large reserve of free cash flow and continues an aggressive share buy-back initiative. National Semiconductor also holds an excess of free cash flow and recently boosted its shareholder dividend by 50 percent. We continue to hold both companies.

Within the consumer cyclicals sector, we lost ground as a result of our overexposure to newspaper stocks, which underperformed as advertising revenues substantially decreased in response to increased media Internet usage. In light of these developments, we decreased our weightings in Viacom and Knight Ridder and sold our position in New York Times Corporation. Also within the sector, automobile stocks performed poorly as domestic auto manufacturers stepped up sales incentives to offset decreased SUV sales during the year. We expect a slow recovery for this sub-industry and, as such, we sold our position in General Motors during the period.

During the latter portion of the fiscal year, the U.S. experienced several natural disasters that were among the worst ever seen. Despite these events, we continue to believe that the stock market is positioned to respond favorably to an environment that we believe is close to the end of the fed's tightening cycle. We expect to see a broadening of the markets in coming months as investors become more willing to consider investments beyond the energy and utility sectors (which have dominated performance during the past 15 months). Although we expect continued corporate growth, we anticipate it will be at a slower pace.

Portfolio Manager

George E. Deming
Senior Vice President, Senior Portfolio Manager

Mr. Deming is senior portfolio manager for the firm's Large-Cap Value - Total Shareholder Return strategy, with oversight of the telecommunications services and non-bank financials sectors, and a secondary focus on the technology sector. He has been a member of the Total Shareholder Return portfolio review team since 2000. Prior to joining Delaware Investments in 1978, Mr. Deming was responsible for institutional portfolio management at White Weld & Co. for five years. He received a bachelor's degree in economics and political science from the University of Vermont and a master's degree in international affairs from The Wharton School of the University of Pennsylvania. Mr. Deming is a member of the CFA Society of Philadelphia.

Portfolio Profile
October 31, 2005

Total Net Assets ............................................        $10 Million
Inception Date ..............................................   February 3, 1992
Number of Holdings ..........................................                 54


                                  2005 Annual Report o Delaware Pooled Trust   7

All-Cap Growth Equity

Delaware Pooled Trust All-Cap Growth Equity Portfolio returned 12.70% for the year ended October 31, 2005 versus an 8.99% rise for the Russell 3000 Growth Index. Despite the effects of rising energy prices, a continuation of interest-rate hikes by the Federal Reserve, and the largest natural disaster in U.S. history, stocks rose across the capitalization and style spectrums for the year ended October 31, 2005. Among individual sectors, however, returns were far more disparate. Rising oil prices accelerated in the wake of Hurricanes Katrina and Rita, and many stocks achieved double-digit returns for the 12-month period, with mid-caps often leading the way.

On September 22, 2005, the Delaware Focus Growth Equity team was installed as new investment managers for the All-Cap Growth Portfolio. The new team's investment strategy is somewhat different from the previous team's, resulting in substantial changes to the portfolio at the end of the period.

The previous managers used a proprietary approach to security selection that included the use of a quantitative model to screen a broad universe of growth-oriented stocks. The dedicated application of that process through much of the Portfolio's fiscal year resulted in a handful of both positive and negative results, some of which are outlined in this report.

The Focus Growth Equity team believes that superior returns can be realized by holding a concentrated portfolio of companies with advantaged business models and opportunities to generate consistent, long-term growth of intrinsic business value. The end result is a portfolio of companies for which the team holds the greatest level of conviction across the capitalization spectrum.

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
12.70%        15.37%       -8.61%         -7.23%

Growth of $1,000,000+
(in millions)

o    All-Cap Growth Equity Portfolio (starting 3.31.00)

o    Russell 3000 Growth Index (starting 3.31.00)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             All-Cap Growth    Russell Mid-Cap
            Equity Portfolio    Growth Index
            ----------------   ---------------
31-Mar-00      $1,000,000        $1,000,000
30-Apr-00      $  997,647        $  948,600
31-Oct-00      $1,031,765        $  872,807
30-Apr-01      $  688,235        $  647,361
31-Oct-01      $  550,588        $  529,476
30-Apr-02      $  565,882        $  522,540
31-Oct-02      $  428,235        $  425,034
30-Apr-03      $  472,941        $  444,118
31-Oct-03      $  572,941        $  524,326
30-Apr-04      $  584,706        $  545,981
31-Oct-04      $  583,529        $  542,869
30-Apr-05      $  583,529        $  547,592
31-Oct-05      $  657,647        $  591,618

+ Chart assumes $1,000,000 invested on March 31, 2000, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 3000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


8   Delaware Pooled Trust o 2005 Annual Report

The Focus Growth Equity team prefers to hold companies with steady, consistent business models and end markets, and to hold them for five years or more. When selecting securities, the team builds concentrated portfolios; it "plays to win, not to avoid losing." Like other growth investors, the team invests with the expectation of attractive revenue and earnings growth from its stock picks; however, a company's cash economics - its returns on invested capital and its ability to generate free cash flow, i.e., its intrinsic business value - are also key to its evaluation.

During the first quarter of 2005, the portfolio was down against its benchmark, the Russell 3000 Growth Index, but it rebounded well, significantly outperforming the Index during the second quarter. Nordstrom(no longer held)was one of the biggest contributors to performance in both quarters, posting strong earnings and sales figures. Mine Safety Appliances (no longer held)was also a significant contributor during this period based on a strong earnings report.

Stock selection, particularly in the technology sector, was a main contributor to a run of outperformance that occurred for the portfolio in the third calendar quarter of 2005. Within technology, NAVTEQ was a leader during this period. During the final month of the fiscal year, we added SanDisk, QUALCOMM, and NetFlix to the portfolio.

On the negative side, an overweight in the financial sector and poor stock selection in the healthcare sector, along with an overweight in biotechnology issues, were reasons for poor performance in the first quarter. Ameritrade was a big influence on performance, falling 62%, with concerns over its margins after the company announced a price decrease. While only a few stocks suffered declines in the second quarter, Mercury Interactive fell almost 20% on concerns about the pace of future growth. duPont E.I. deNemours declined more than 15% as fears arose concerning potential harmful effects regarding some of the company's products. Each of the three above mentioned stocks are no longer held.

Healthcare was a poor performer during the fiscal second half as Zimmer Holdings declined -18%. We believe this decline was attributed to Wall Street's concern that pricing is softening in the hospital market. It is our opinion that the company has an exceptional franchise in its offering of reconstructive orthopedic implants, including joint and dental, spinal implants, and trauma products, positioning it to benefit from the demographics of an aging population.

There was no involvement in the energy sector, despite the rising crude oil prices over the past year. Consequently, this detracted from the overall performance of the composite. The investment team's philosophy does not invest in commodity-driven stocks; however, the team may choose to view this sector more closely in the future.


                                  2005 Annual Report o Delaware Pooled Trust   9

Portfolio Managers

Jeffrey S. Van Harte, CFA

Senior Vice President, Chief Investment Officer - Focus Growth Equity

Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management, LLC. He was the lead manager for the $9.2 billion Transamerica Large Growth strategy, and had been managing portfolios in that discipline for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and subadvised funds, received his bachelor's degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA

Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. He also managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware.

Kenneth F. Broad, CFA

Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed subadvised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University.

Patrick G. Fortier, CFA

Vice President, Portfolio Manager, Equity Analyst

Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky.

Daniel J. Prislin, CFA

Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley.


10   Delaware Pooled Trust o 2005 Annual Report

Gregory M. Heywood, CFA

Vice President, Portfolio Manager, Equity Analyst

Mr. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management, LLC. Before joining Transamerica in 2004, he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's degree and an MBA from the University of California at Berkeley.

Portfolio Profile
October 31, 2005

Total net assets ..............................................      $15 million
Inception date ................................................   March 31, 2000
Number of holdings ............................................               40


                                 2005 Annual Report o Delaware Pooled Trust   11

Mid-Cap Growth Equity

Sloughing off the impact of rising interest rates, inflation fears, rising energy costs, and the worst natural disaster in U.S. history, markets were up over the past twelve months. Though markets declined in the first quarter of 2005 due to fears about rising energy prices and a decelerating economy, investors returned in force in May 2005 as energy prices eased and inflation fears subsided. The rally continued through third quarter 2005, despite the impact of Hurricanes Katrina and Rita, and many stocks achieved double-digit returns for the 12-month period ended October 31, 2005, with mid caps often leading the way. All sectors of the Russell Midcap Growth Index were positive. Along the way, the energy sector increased its weighting in the index to 3.13%; its weight at the end of 2003 was less than 3%. Paying the price for energy's huge gain, particularly in September, were consumer-related stocks, for which group returns lagged behind the market over fears that the confluence of high fuel costs, rising interest rates, and potentially lower housing prices would curtail consumer spending. The year ended, however, with a shift in investor sentiment: energy prices eased, and many consumer-related stocks rebounded from their oversold positions.

The Mid-Cap Growth Equity Portfolio participated strongly in the rally, progressing through much of the year in line with the benchmark until Katrina made landfall in late August. For the remainder of third quarter, the combination of our overweight in consumer names and underweight in the energy sector undermined positive stock selection to leave the portfolio lagging slightly behind the benchmark. Strong relative outperformance in October closed the gap, leaving the portfolio's 15.05%

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Ten Years   Since Inception
--------   -----------   ----------   ---------   ---------------
 15.05%       17.33%       -3.51%       9.98%          9.56%

Growth of $1,000,000+
(in millions)

o    Mid-Cap Growth Equity Portfolio (starting 10.31.95)

o    Russell Mid-cap Growth Index (starting 10.31.95)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Mid-Cap Growth    Russell Mid-Cap
            Equity Portfolio     Growth Index
            ----------------   ---------------
31-Oct-95       $1,000,000        $1,000,000
31-Oct-96       $1,191,884        $1,179,500
31-Oct-97       $1,333,007        $1,469,775
31-Oct-98       $1,352,565        $1,505,490
31-Oct-99       $2,011,555        $2,072,458
31-Oct-00       $3,094,896        $2,873,878
31-Oct-01       $1,805,620        $1,644,433
31-Oct-02       $1,602,815        $1,354,848
31-Oct-03       $2,113,098        $1,887,304
31-Oct-04       $2,250,482        $2,052,820
31-Oct-05       $2,589,145        $2,379,424

+ Chart assumes $1,000,000 invested on October 31, 1995, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell Midcap Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

     An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


12   Delaware Pooled Trust o 2005 Annual Report
return modestly behind the 15.91% gain of the Russell Mid-cap Growth Index for the fiscal year.

Overall stock selection was positive and was particularly strong in the second half of the fiscal year. Leading the way were the health care, consumer non-durable, technology and business services sectors. Health care stock selection for the year turned positive in the latter half, overcoming tremendously negative investor sentiment toward the sector-especially biotech-due to health/safety issues with certain drugs on the market. We held our ground, however, believing in the efficacy of the drugs under development by companies whose stocks we owned and the positive macro fundamentals of the sector. This conviction paid off.

Hindering performance was overall sector selection, with most of the negative impact coming from an underweight in energy and an overweight in financials, the latter of which was remedied by the new leadership in that sector in late first quarter 2005.

Consistent with our investment approach of finding good companies across the market, the top 10 contributors to performance came from five different sectors. Leading the way was Nordstrom, which rose 62% on the strength of its sale and earnings, all the more impressive in light of the downward pressures on consumer spending (still held as of 10/31/05). Healthcare was the top contributing sector. Sentiment toward the sector, particularly biotech, continued to improve since the first quarter, as companies announced positive results regarding drugs in development. Amylin Pharmaceuticals rose 58%, largely in response to positive results regarding its diabetes drug. Prescription benefit manager Caremark Rx was up 75% on strong earnings derived from the increased utilization of mail order for pharmaceutical prescription delivery and the increase in the use of generic drugs. Elsewhere, staffing firm Robert Half International was a strong contributor to performance, rising 40% on the strength of its reported earnings.

American Eagle Outfitters fell almost 38% on weakening sales and a diminished earnings outlook. We exited the stock on the news. Among our technology holdings, Mercury Interactive was the worst performer, down almost 20% on concerns about the pace of future growth. MGI PHARMA declined significantly as approval for its cancer drug was delayed due to the FDA's request for additional data, and the company slightly reduced 2006 sales forecasts for its anti-nausea drug. Nonetheless, we continue to hold the stock.

We share the market's concerns about the negative effects of higher energy prices and interest rates on consumers. Over the course of the year, we decreased our weight in consumer-related stocks dramatically, but as we experienced with biotech in early 2005, market sentiment often overreacts. With this in mind, we have chosen to maintain our holdings in what we believe to be the highest-quality consumer names that should still be able to generate solid results and would be the beneficiaries of a return to a more neutral sentiment. Much of the reduction in consumer stocks has been re-allocated to health care and technology, where we now are slightly overweight and where we expect to participate as sentiment and fundamentals continue to improve.

We have added a new portfolio manager, Rudy Torrijos, to lead our coverage of the technology sector and improve stock selection. In energy, we remain underweight and are likely to continue so. We have not chased the market; rather, we have continued to take advantage of the few periods of weakness to build positions in select energy-related companies that dominate niche markets where fundamentals should remain favorable, barring an extraordinary decrease in overall demand.


                                 2005 Annual Report o Delaware Pooled Trust   13

Portfolio Managers

Marshall T. Bassett
Senior Vice President, Chief Investment Officer - Emerging Growth Equity

Mr. Bassett leads the Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. He also serves as a portfolio manager on several Delaware Investments funds. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-growth companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is on the Board of Deacons at Bryn Mawr Presbyterian Church, a trustee of The Timothy School (Berywn, Pa.), a member of the Fuqua School's alumni board, and is a trustee of The Presbyterian Foundation in Louisville, Ky.

Steven G. Catricks, CFA
Vice President, Portfolio Manager

As a portfolio manager at Delaware Investments, which he joined in 2001, Mr. Catricks handles research and analysis in the technology sector for the Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also spent part of his career as a systems engineer, working from 1995 to 1999 at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager

Mr. Gladstein is responsible for providing oversight and research to the Emerging Growth Equity team's products. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland
Vice President, Portfolio Manager

Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the Emerging Growth Equity team. Prior to joining Delaware Investments in 2001, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase & Company for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA
Vice President, Portfolio Manager

Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services sector of the Emerging Growth Equity team, and he also covers the health care sector. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.


14   Delaware Pooled Trust o 2005 Annual Report

Matthew Todorow, CFA
Vice President, Portfolio Manager

Mr. Todorow's primary portfolio management responsibilities for the Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments in December 2003, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for the small/mid-cap group. Mr. Todorow holds a bachelor's degree from Temple University and an MBA from the University of Georgia's Terry College of Business, and he is a member of the CFA Society of Philadelphia.

Rudy D. Torrijos III
Vice President, Portfolio Manager

Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Lori P. Wachs, CFA
Vice President, Portfolio Manager

Ms. Wachs is a portfolio manager and analyst for the consumer sector in the Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman, Sachs & Company from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Portfolio Profile

October 31, 2005

Total net assets ...........................................         $19 million
Inception date .............................................   February 27, 1992
Number of holdings .........................................                  62


                                 2005 Annual Report o Delaware Pooled Trust   15

Small-Cap Growth Equity

Markets were up strongly over the past twelve months despite fears about rising energy prices and a decelerating economy. Investors returned in force in May 2005 as energy prices eased and inflation fears subsided. The rally continued through the third quarter, despite the impact of Hurricanes Katrina and Rita. All sectors of the Russell 2000 Growth Index were positive, with the energy sector leading the way. Paying the price for energy's gain, particularly in September, were consumer-related stocks, for which group returns lagged behind the market due to fears that the confluence of high fuel costs, rising interest rates, and potentially lower housing prices would curtail consumer spending. The year ended, however, with a shift in investor sentiment: energy prices eased, and many consumer-related stocks rebounded from their oversold positions.

The Small-Cap Growth Equity Portfolio participated in the rally, returning 8.11%, and showed dramatic improvement in the second half of the year. Nonetheless, it was unable to overcome poor showings in both November 2004 and the first quarter of 2005, and finished the fiscal year behind the Russell 2000 Growth Index, which was 10.91%.

Leading the way were the consumer non-durable, healthcare, and financial services sectors. Healthcare stock selection for the year overcame tremendously negative investor sentiment toward the sector--especially

Average Annual Total Returns*

Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
  8.11%       15.13%       -3.99%          10.32%

Growth of $1,000,000+
(in millions)

o    Small-Cap Growth Equity Portfolio (starting 9.15.98)

o    Russell 2000 Growth Index (starting 8.31.98)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Small-Cap Growth   Russell 2000
            Equity Portfolio   Growth Index
            ----------------   ------------
31-Aug-98      $1,000,000       $1,000,000
31-Oct-98      $1,105,882       $1,158,800
31-Oct-99      $1,673,356       $1,498,097
31-Oct-00      $2,469,356       $1,740,189
31-Oct-01      $1,464,673       $1,192,030
31-Oct-02      $1,320,030       $  934,909
31-Oct-03      $1,744,838       $1,370,202
31-Oct-04      $1,863,419       $1,445,974
31-Oct-05      $2,014,577       $1,603,730

+ Chart assumes $1,000,000 invested on September 15, 1998, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, they generally involve greater investment risk. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


16   Delaware Pooled Trust o 2005 Annual Report
biotech--due to health/safety issues with certain drugs on the market. We held our ground, however, believing in the efficacy of the drugs under development by companies we owned and the positive macro fundamentals of the sector. This conviction paid off.

Hindering performance was overall sector selection, the vast majority of the negative impact coming from an underweight in energy. While stock selection in the consumer non-durable sector was typically quite strong, among our consumer service holdings were some poor-performing media companies, which we have exited. Technology stock selection was positive in the second half of the year but a slight drag for the full year. With new leadership in that sector, we anticipate the latter half of the year to be reflective of our efforts going forward.

United Therapeutics' 136% rise made it the top performer on an absolute basis and the top contributor to performance, as the company's pulmonary hypertension drug, Remodulin, showed positive trial results and gained approval in the European community in August. Vicuron Pharmaceuticals was also a top performer, rising more than 75% in the second calendar quarter of 2005 after agreeing to be purchased by Pfizer. More significantly, the acquisition lent credence to our contention that the indiscriminate drubbing that the market had meted out on biotech-related stocks in the first quarter of 2005 had produced some tremendous unrecognized return potential. Other top performers included Carter's, up 101% on strong sales and earnings and an improved growth outlook derived from its acquisition of Osh Kosh B'Gosh in the second calendar quarter of 2005. In technology, salesforce.com rose on increased utilization of online or on-demand software.

Consumer-related stocks--typically a source of strength in our portfolio--were hit broadly in the third quarter and accounted for some of the year's biggest disappointments.

PETsMART declined-26% after reporting disappointing results. Cash America International dropped -12% over concerns about potential federal limits on some of its products. Biotech firm Inspire Pharmaceuticals also detracted from performance. The stock fell by half upon announcing disappointing results regarding its experimental drug for chronic dry-eye syndrome. In each case, we exited the stock.

We share the market's concerns about the negative effects of higher energy prices and interest rates on consumers. Over the course of the year, we decreased our weight in consumer-related stocks dramatically, but as we experienced with biotech in early 2005, market sentiment often overreacts. With this in mind, we have chosen to maintain our holdings in what we believe to be the highest-quality consumer names that should still be able to generate solid results and would be the beneficiaries of a return to a more neutral sentiment. Much of the reduction in consumer stocks has been re-allocated to healthcare and technology, where we now are slightly overweight and where we expect to participate as sentiment and fundamentals continue to improve.

We have added a new portfolio manager, Rudy Torrijos, to lead our coverage of the technology sector and improve stock selection. As in the other portfolios we manage, we remain underweight in energy and are likely to continue so. We have not chased the market; rather, we have continued to take advantage of the few periods of weakness to build positions in select energy-related companies that dominate niche markets where fundamentals should remain favorable, barring an extraordinary decrease in overall demand.


                                 2005 Annual Report o Delaware Pooled Trust   17

Portfolio Managers

Marshall T. Bassett

Senior Vice President, Chief Investment Officer - Emerging Growth Equity

Mr. Bassett leads the Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. He also serves as a portfolio manager on several Delaware Investments funds. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-growth companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is on the Board of Deacons at Bryn Mawr Presbyterian Church, a trustee of The Timothy School (Berywn, Pa.), a member of the Fuqua School's alumni board, and is a trustee of The Presbyterian Foundation in Louisville, Ky.

Steven G. Catricks, CFA

Vice President, Portfolio Manager

As a portfolio manager at Delaware Investments, which he joined in 2001, Mr. Catricks handles research and analysis in the technology sector for the Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also spent part of his career as a systems engineer, working from 1995 to 1999 at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Barry S. Gladstein, CFA

Vice President, Portfolio Manager

Mr. Gladstein is responsible for providing oversight and research to the Emerging Growth Equity team's products. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland

Vice President, Portfolio Manager

Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the Emerging Growth Equity team. Prior to joining Delaware Investments in 2001, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase & Company for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA

Vice President, Portfolio Manager

Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services sector of the Emerging Growth Equity team, and he also covers the health care sector. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.


18   Delaware Pooled Trust o 2005 Annual Report

Matthew Todorow, CFA

Vice President, Portfolio Manager

Mr. Todorow's primary portfolio management responsibilities for the Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments in December 2003, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for the small/mid-cap group. Mr. Todorow holds a bachelor's degree from Temple University and an MBA from the University of Georgia's Terry College of Business, and he is a member of the CFA Society of Philadelphia.

Rudy D. Torrijos III

Vice President, Portfolio Manager

Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Lori P. Wachs, CFA

Vice President, Portfolio Manager

Ms. Wachs is a portfolio manager and analyst for the consumer sector in the Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman, Sachs & Company from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Portfolio Profile

October 31, 2005

Total net assets ..........................................          $78 million
Inception date ............................................   September 15, 1998
Number of holdings ........................................                   82


                                 2005 Annual Report o Delaware Pooled Trust   19

Small-Cap Growth II Equity

The Small-Cap Growth II Equity Portfolio participated fully in the stock market rally and gained 13.16% for the fiscal year, compared to the 10.91% gain by the Russell 2000 Growth Index.

Leading the way were the consumer non-durable and financial sectors, but the technology, health care, business services and basic materials/capital goods sectors all contributed significantly. Our healthcare stock selection for the year turned positive in the latter half of the year, overcoming tremendously negative investor sentiment toward the sector--especially biotech--due to health/safety issues with certain drugs on the market. We held our ground, however, believing in the efficacy of the drugs under development by companies we owned and the positive macro fundamentals of the sector. This conviction paid off.

Overall sector selection was a performance detractor, with impact coming from an underweight in energy stocks and an overweight in consumer-related stocks. While stock selection in the consumer non-durable sector was typically quite strong, among our consumer service holdings were some poor-performing media companies, which we have exited.

United Therapeutics' 136% rise made it the top performer on an absolute basis and the top contributor to performance, as the company's pulmonary hypertension drug Remodulin showed positive trial results and gained approval in the European community in August. Another

Average Annual Total Return*

Periods ended October 31, 2005

One Year   Since Inception
--------   ---------------
13.16%           5.74%

Growth of $1,000,000+
(in millions)

o    Small-Cap Growth II Equity Portfolio (starting 12.1.03)

o    Russell 2000 Growth Index (starting 11.30.03)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Small-Cap Growth II   Russell 2000
              Equity Portfolio    Growth Index
            -------------------   ------------
1-Dec-03        $1,000,000         $1,000,000
31-Jan-04       $1,037,647         $1,052,500
30-Apr-04       $  987,059         $1,002,822
31-Jul-04       $  930,588         $  961,907
31-Oct-04       $  983,529         $1,017,409
31-Jan-05       $1,054,118         $1,091,578
30-Apr-05       $  957,647         $  997,266
31-Jul-05       $1,149,412         $1,179,167
31-Oct-05       $1,112,941         $1,128,463

+ Chart assumes $1,000,000 invested on December 1, 2003, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. While investing in small-company stocks may offer greater appreciation potential than other types or classes of securities, they generally involve greater investment risk. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Small-Cap Growth II Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


20   Delaware Pooled Trust o 2005 Annual Report
biotech firm, Amylin Pharmaceuticals, was not far behind, appreciating 104%, largely in response to positive results regarding its diabetes drug, Byetta. Another top performer was Hibbett Sporting Goods, up 76% on strong sales and earnings over the year. The stock fell in September in the wake of Katrina but rebounded strongly in October as concerns about the impact of the hurricane on its business eased. Elsewhere, digital marketing firm a Quantive rose 101% on the strength of its earnings and sales growth.

Disappointments in the services industries included Provide Commerce and Navigant Consulting, each of which declined almost 40% after reporting disappointing earnings. We exited from both stocks during the second quarter of 2005 as a result of these developments. Biotech firm Inspire Pharmaceuticals also detracted from performance. The stock fell 50% upon announcing disappointing results regarding its experimental drug for chronic dry-eye syndrome. Here, too, we exited the stock.

We share the market's concerns about the negative effects of higher energy prices and interest rates on consumers. Over the course of the year, we decreased our weight in consumer-related stocks dramatically, but as we experienced with biotech in early 2005, market sentiment often overreacts. With this in mind, we have chosen to maintain our holdings in what we believe to be the highest-quality consumer names that should still be able to generate solid results and would be the beneficiaries of a return to a more neutral sentiment. Much of the reduction in consumer stocks has been re-allocated to health care and technology, where we now are slightly overweight and where we expect to participate as sentiment and fundamentals continue to improve.

We have added a new portfolio manager, Rudy Torrijos, to lead our coverage of the technology sector and improve stock selection. As in the portfolios we manage, we remain underweight in energy and are likely to continue so. We have not chased the market; rather, we have continued to take advantage of the few periods of weakness to build positions in select energy-related companies that dominate niche markets where fundamentals should remain favorable, barring an extraordinary decrease in overall demand.

Portfolio Managers

Marshall T. Bassett
Senior Vice President, Chief Investment Officer - Emerging Growth Equity

Mr. Bassett leads the Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. He also serves as a portfolio manager on several Delaware Investments funds. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-growth companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is on the Board of Deacons at Bryn Mawr Presbyterian Church, a trustee of The Timothy School (Berywn, Pa.), a member of the Fuqua School's alumni board, and is a trustee of The Presbyterian Foundation in Louisville, Ky.

Steven G. Catricks, CFA
Vice President, Portfolio Manager

As a portfolio manager at Delaware Investments, which he joined in 2001, Mr. Catricks handles research and analysis in the technology sector for the Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also spent part of his career as a systems engineer, working from 1995 to 1999 at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.


                                 2005 Annual Report o Delaware Pooled Trust   21

Barry S. Gladstein, CFA
Vice President, Portfolio Manager

Mr. Gladstein is responsible for providing oversight and research to the Emerging Growth Equity team's products. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland
Vice President, Portfolio Manager

Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the Emerging Growth Equity team. Prior to joining Delaware Investments in 2001, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase & Company for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA
Vice President, Portfolio Manager

Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services sector of the Emerging Growth Equity team, and he also covers the health care sector. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Matthew Todorow, CFA
Vice President, Portfolio Manager

Mr. Todorow's primary portfolio management responsibilities for the Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments in December 2003, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for the small/mid-cap group. Mr. Todorow holds a bachelor's degree from Temple University and an MBA from the University of Georgia's Terry College of Business, and he is a member of the CFA Society of Philadelphia.

Rudy D. Torrijos III
Vice President, Portfolio Manager

Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Lori P. Wachs, CFA
Vice President, Portfolio Manager

Ms. Wachs is a portfolio manager and analyst for the consumer sector in the Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman, Sachs & Company from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Portfolio Profile
October 31, 2005

Total net assets ............................................         $2 million
Inception date ..............................................   December 1, 2003
Number of holdings ..........................................                 82


22   Delaware Pooled Trust o 2005 Annual Report

Smid-Cap Growth Equity

Though markets declined in the first quarter of 2005, over fears about rising energy prices and a decelerating economy, investors returned in force in May 2005 as energy prices eased and inflation fears subsided. The rally continued through third quarter, despite the impact of Hurricanes Katrina and Rita. Paying the price for energy's huge gain, particularly in September, were consumer-related stocks, for which group returns lagged behind the market due to fears that the confluence of high fuel costs, rising interest rates, and potentially lower housing prices would curtail consumer spending. The year ended, however, with a shift in investor sentiment: energy prices eased, and many consumer-related stocks rebounded from their oversold positions.

The Smid-Cap Growth Equity Portfolio participated in the rally, progressing through much of the year in line with the benchmark until Katrina made landfall in late August.

For the remainder of the third quarter, the combination of our overweight in consumer names and underweight in the energy sector hurt relative returns, and despite outperforming in October, the portfolio lagged behind the Russell 2500 Growth Index, which was 13.83% for the period.

Stock selection was positive in the health care, business services and financial services sectors. Health care stock selection for the year turned positive in the latter half, overcoming tremendously negative investor sentiment toward the sector-especially biotech-due to health/safety issues with certain drugs on the market. We held our ground, however, believing in the efficacy of the drugs under development by companies we owned and the positive macro fundamentals of the sector. This conviction paid off.

Cumulative Total Return*
Period ended October 31, 2005

Since Inception
---------------
     2.00%

Growth of $1,000,000+
(in millions)

o    Smid-Cap Growth Equity Portfolio (starting 12.1.04)

o    Russell 2500 Growth Index (starting 11.30.04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Smid-Cap Growth   Russell Mid-Cap
            Equity Portfolio     Growth Index
            ----------------   ---------------
31-Dec-04      $1,000,000         $1,000,000
31-Jan-05      $1,036,740         $1,047,900
28-Feb-05      $1,002,350         $1,010,910
31-Mar-05      $1,003,530         $1,031,030
30-Apr-05      $  983,529         $1,002,570
31-May-05      $  937,647         $  948,431
30-Jun-05      $  996,471         $1,011,600
31-Jul-05      $1,016,420         $1,038,300
31-Aug-05      $1,087,060         $1,105,690
30-Sep-05      $1,055,290         $1,092,970
31-Oct-05      $1,041,180         $1,103,580

+ Chart assumes $1,000,000 invested on December 1, 2004, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Russell 2500 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Smid-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   23

The influence of stock selection overall, however, was negative and exacerbated by negative sector selection, the majority of which came from an underweight in energy. Stock selection in the consumer sectors-typically a source of strength in our portfolio-was uncharacteristically weak since the Fund's inception on December 1, 2004. Technology stock selection showed solid improvement in the second half of the year but was a slight drag since the Fund's inception on December 1, 2004. With new leadership in this sector, we anticipate the latter half of the year to be reflective of our efforts going forward.

Pharmacy benefits manager Express Scripts was the portfolio's top performer, increasing 105%. The company, which benefits from the increased utilization of mail-order for pharmaceutical prescription delivery and the huge increase in the use of generic drugs, exceeded Street expectations and raised its guidance. Biotech firm Amylin Pharmaceuticals rose 58%, largely in response to positive results regarding its diabetes drug. Among our technology holdings, one third of the stocks held since the Fund's inception on December 1, 2004 returned 20%, or better, led by software developer Informatica, which rose 58% on record revenue growth.

Consumer-related stocks-typically a source of strength in our portfolio-were hit broadly in the third quarter and accounted for some of the year's biggest disappointments. PETsMART fell more than 30% after reporting disappointing results. Biotech firm Inspire Pharmaceuticals also detracted from performance. The stock fell 50% upon announcing disappointing results regarding its experimental drug for chronic dry-eye syndrome. In each case, we exited the stock.

We share the market's concerns about the negative effects of higher energy prices and interest rates on consumers. Over the course of the year, we decreased our weight in consumer-related stocks dramatically, but as we experienced with biotech in early 2005, market sentiment often overreacts. With this in mind, we have chosen to maintain our holdings in what we believe to be the highest-quality consumer names that should still be able to generate solid results and would be the beneficiaries of a return to a more neutral sentiment. Much of the reduction in consumer stocks has been re-allocated to health care and technology, where we now are slightly overweight and where we expect to participate as sentiment and fundamentals continue to improve.

We have added a new portfolio manager, Rudy Torrijos, to lead our coverage of the technology sector and improve stock selection. In energy, we remain underweight and are likely to continue so. We have not chased the market; rather, we have continued to take advantage of the few periods of weakness to build positions in select energy-related companies that dominate niche markets where fundamentals should remain favorable, barring an extraordinary decrease in overall demand.


24   Delaware Pooled Trust o 2005 Annual Report

Portfolio Managers

Marshall T. Bassett
Senior Vice President, Chief Investment Officer - Emerging Growth Equity

Mr. Bassett leads the Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. He also serves as a portfolio manager on several Delaware Investments funds. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-growth companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is on the Board of Deacons at Bryn Mawr Presbyterian Church, a trustee of The Timothy School (Berywn, Pa.), a member of the Fuqua School's alumni board, and is a trustee of The Presbyterian Foundation in Louisville, Ky.

Steven G. Catricks, CFA
Vice President, Portfolio Manager

As a portfolio manager at Delaware Investments, which he joined in 2001, Mr. Catricks handles research and analysis in the technology sector for the Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also spent part of his career as a systems engineer, working from 1995 to 1999 at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager

Mr. Gladstein is responsible for providing oversight and research to the Emerging Growth Equity team's products. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland
Vice President, Portfolio Manager

Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the Emerging Growth Equity team. Prior to joining Delaware Investments in 2001, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase & Company for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA
Vice President, Portfolio Manager

Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services sector of the Emerging Growth Equity team, and he also covers the health care sector. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.


                                 2005 Annual Report o Delaware Pooled Trust   25

Matthew Todorow, CFA
Vice President, Portfolio Manager

Mr. Todorow's primary portfolio management responsibilities for the Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments in December 2003, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for the small/mid-cap group. Mr. Todorow holds a bachelor's degree from Temple University and an MBA from the University of Georgia's Terry College of Business, and he is a member of the CFA Society of Philadelphia.

Rudy D. Torrijos III
Vice President, Portfolio Manager

Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Lori P. Wachs, CFA
Vice President, Portfolio Manager

Ms. Wachs is a portfolio manager and analyst for the consumer sector in the Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman, Sachs & Company from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Portfolio Profile
October 31, 2005

Total net assets ............................................         $2 million
Inception date ..............................................   December 1, 2004
Number of holdings ..........................................                 75


26   Delaware Pooled Trust o 2005 Annual Report

Real Estate Investment Trust II (REIT)

Following a period of stellar performance, REITs experienced significant volatility during the 12 months ended October 31, 2005. Several factors contributed to the difficult environment. First, the growth of hedge funds and exchange-traded funds in the REIT market drove volatility to previously unforeseen levels. In addition, the industry was plagued by lingering uncertainty over the sustainability of higher real estate valuations. Despite these challenges, REITs maintained healthy balance sheets, strong dividends, and dividend growth.

Over the past year, REIT valuations rose substantially, fueled by increased demand among private and institutional investors. However, a recent rise in equity issued by REIT companies, along with increased merger and acquisition activity, suggests that the market may have peaked. Furthermore, a significant decline in stock prices late in the fiscal year may be a sign that valuations are returning to more realistic levels.

The Delaware Real Estate Investment Trust Portfolio II returned 12.33% for the fiscal year. During the same time period, the portfolio's benchmark, the NAREIT Equity REIT Index returned 17.95% (source: NAREIT). In general, the market rewarded lower-quality, higher-yielding REIT investments, contributing to our underperformance versus our benchmark. Our investment strategy focuses on identifying high-quality, attractively valued companies with strong cash-flow generation.

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
12.33%        23.55%       17.55%          11.72%

Growth of $1,000,000+

(in millions)

o    Real Estate Investment Trust II Portfolio (starting 11.4.97)

o    NAREIT Equity REIT Index (starting 10.31.97)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Real Estate
             Investment
              Trust II    NAREIT Equity
             Portfolio      REIT Index
            -----------   -------------
 3-Nov-97    $1,000,000     $1,000,000
31-Oct-98    $  877,301     $  872,176
31-Oct-99    $  859,025     $  810,782
31-Oct-00    $1,080,509     $  959,109
31-Oct-01    $1,200,108     $1,096,181
31-Oct-02    $1,286,027     $1,165,969
31-Oct-03    $1,684,633     $1,561,578
31-Oct-04    $2,159,086     $2,029,220
31-Oct-05    $2,425,323     $2,393,327

+ Chart assumes $1,000,000 invested on November 4, 1997, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The NAREIT Equity REIT Index is an unmanaged composite and a theoretical measure of the performance of real estate investment trust stocks in aggregate rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

     Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments on one industry may involve greater risks than more diversified funds, including a greater potential for volatility.


                                 2005 Annual Report o Delaware Pooled Trust   27

The apartment sector--one of our best performing sectors in 2004--had a negative impact on the portfolio. Many securities in this sector were overvalued or exhibited poor fundamentals. Though we held a sector underweight, the companies that delivered the strongest returns were those characterized by rich valuations and stressed balance sheets--stocks we cautiously avoid.

Our position in Great Wolf Resorts, an entertainment resort company in the lodging sector, did not perform as well as anticipated. We were adversely impacted by a variety of factors, including earnings misrepresentation and waning confidence in company management. While we still own the security, we believe a buyout is imminent, leading to brighter long-term prospects.

The portfolio's performance was negatively impacted by its holdings in the office sector where we held an overweight position. Again, our emphasis on lower-beta, value-oriented stocks underperformed lower-quality, higher-yielding issues during the period. We believe that over the long term, our emphasis on companies with strong balance sheets, visible cash flow, and value creation through development rather than through acquisition will reward shareholders.

Strong security selection in retail and health care aided overall performance. Among retail REITs, we benefited from exposure to select regional malls where operating fundamentals remained strong. While the shopping center sector generated only modest performance, an overweight position in Federal Realty Investment Trust contributed positive returns. The firm's strong operations and large development platform have earned it a reputation as one of the nation's leading lifestyle center developers.

Despite a sector underweight, health care stocks represented some of our best performing issues. Again, we attribute our success to strong stock selection. Among diversified REIT companies, Vornado Realty Trust was another top performer. Successful business operations and diverse real estate exposure have contributed to Vornado's position as an industry leader.

Portfolio Manager

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as the portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates, Inc. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Portfolio Profile

October 31, 2005

Total net assets ............................................        $55 million
Inception date ..............................................   November 4, 1997
Number of holdings ..........................................                 42


28   Delaware Pooled Trust o 2005 Annual Report

Intermediate Fixed Income

Early in the period, and following the elections, bonds exhibited strength, as political-oriented uncertainties eased and oil prices abated. The bullish environment evaporated by year-end, however, given renewed investor concern over the mounting twin domestic deficits - budget and trade - as well as continued dollar weakness. Bearish fixed income performances continued into the early stages of 2005 as the economic environment continued to exhibit signs of considerable strength, from which investors anticipated higher interest rates. Market tensions were cut somewhat in early April when a weaker-than-expected labor report cast doubt on expectations for generally vigorous economic expansion moving into the middle portion of the year.

Despite a ninth consecutive federal funds rate increase since June 2004, the bond markets regained their vigor by mid-2005. What the markets were witnessing was a 'stickiness' of longer-term rates, as some had labeled it. That is, despite the Federal Reserve Board's efforts at reversing its prior accommodative monetary policy, modest inflation helped keep a lid on long rates.

Even high grade corporates participated in the generally favorable environment, despite deteriorating financial conditions at the nations two largest auto makers - General Motors and Ford. In lower quality markets, high yield corporates and emerging markets debt (EMD) performed well as investors sought out their higher relative yields.

Average Annual Total Returns*

Periods ending October 31, 2005

One Year   Three years   Five Years   Since Inception
--------   -----------   ----------   ---------------
0.97%         4.22%         5.85%          5.77%

Growth of $1,000,000+

(in millions)

o    Intermediate Fixed Income Portfolio (starting 3.12.96)

o    Lehman Brothers Intermediate Government/Credit Index (starting 2.29.96)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Lehman Brothers
            Intermediate      Intermediate
            Fixed Income   Government/Credit
              Portfolio          Index
            ------------   -----------------
12-Mar-96    $1,000,000        $1,000,000
31-Oct-96    $1,040,750        $1,042,200
31-Oct-97    $1,114,531        $1,120,261
31-Oct-98    $1,191,559        $1,222,429
31-Oct-99    $1,206,419        $1,234,531
31-Oct-00    $1,290,859        $1,314,281
31-Oct-01    $1,463,736        $1,501,566
31-Oct-02    $1,517,586        $1,590,309
31-Oct-03    $1,621,263        $1,676,663
31-Oct-04    $1,701,439        $1,749,262
31-Oct-05    $1,717,861        $1,753,985

+ Chart assumes $1,000,000 invested on March 12, 1996, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

     A rise/fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


                                 2005 Annual Report o Delaware Pooled Trust   29

As the period neared its close, the condition for bond markets eroded. Two major storms slammed the U.S. gulf coast, causing gas prices to soar and fueling inflation fears. Treasury securities, which are particularly sensitive to interest rate shifts, were disaffected at this time, and to a lesser degree, mortgage- and asset-backed debt (MBS & ABS). Investment grade corporates, having already faced credit downgrades to both General Motors and Ford, also experienced weakness. The high yield corporate market was weighed down by the auto supplier group; with Collins & Aikman, and Delphi having filed for Chapter 11 bankruptcy protection. EMD, however, performed well, with the J.P. Morgan EMBI+ Index gaining +3.8% for the third quarter of 2004 (source: Bloomberg L.P.).

For the one-year ended October 31, 2005, The Intermediate Fixed Income Portfolio returned +0.97%, while its benchmark - the Lehman Brothers Intermediate Government/Credit Index - returned +0.27% (source: Lipper Inc.). In general, the Portfolio's major asset classes benefited relative Portfolio return for the 12-month period.

Our general weightings in MBS and ABS aided return, as we found opportunities in such securities as premium-priced MBS with pre-payment protection and intermediate-term ABS. Late in the period, however, commercial MBS weakened in anticipation of record October issuance. We continued to hold tax-exempt debt in light of appealing income versus taxable bonds and our small weighting supported Portfolio return, though some weakness emerged when Treasuries outperformed during the second quarter of 2005.

During this same period, our Treasury Inflation Protected Securities (TIPS) allocation was pressured by narrowing breakeven spreads, which were linked in part to new supply and hedge fund selling. Overall, however, TIPS contributed positively to return, which also applied to our high grade corporate bonds. While an overweighting to higher 'beta' names at times went against return, our duration management tended to serve as a performance offset. On the whole, our security selections and ability to avoid troubled issuers meant investment grade corporate debt would collectively influence Portfolio return in a positive light.

With our expectation for rising rates going forward, we anticipate a cautious tone in the administration of the portfolio, as high grade corporate valuations appear too high to justify an overweighting of the asset class.

In addition, we will likely continue to focus on such lower-risk structured products as five- and seven-year planned amortization class (PAC) debt.

Portfolio Managers

Stephen R. Cianci
Senior Vice President, Senior Portfolio Manager

Mr. Cianci began his career at Delaware Investments in 1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments in 1992, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Portfolio Profile

October 31, 2005

Total net assets ..............................................      $16 million
Inception date ................................................   March 12, 1996
Number of holdings ............................................              286


30   Delaware Pooled Trust o 2005 Annual Report

Core Focus Fixed Income

Early in the period, and following the elections, bonds exhibited strength, as political-oriented uncertainties eased and oil prices abated. The bullish environment evaporated by year-end, however, given renewed investor concern over the mounting twin domestic deficits-budget and trade-as well as continued dollar weakness. Bearish fixed income performances continued into the early stages of 2005 as the economic environment continued to exhibit signs of considerable strength, from which investors anticipated higher interest rates. Market tensions were cut somewhat in early April when a weaker-than-expected labor report cast doubt on expectations for generally vigorous economic expansion moving into the middle portion of the year.

Despite a ninth consecutive federal funds rate increase since June 2004, the bond markets regained their vigor by mid-2005. What the markets were witnessing was a 'stickiness' of longer-term rates, as some had labeled it. That is, despite the Federal Reserve Board's efforts at reversing its prior accommodative monetary policy, modest inflation helped keep a lid on long rates.

Even high grade corporates participated in the generally favorable environment, despite deteriorating financial conditions at the nations two largest auto makers-General Motors and Ford. In lower quality markets, high yield corporates and emerging markets debt (EMD) performed well as investors sought out their higher relative yields.

As the period neared its close, the condition for bond markets eroded. Two major storms slammed the U.S. gulf coast, causing gas prices to soar and fueling inflation fears. Treasury securities, which are particularly sensitive to interest-rate shifts, were disaffected at this time, and to a lesser degree, mortgage- and asset-backed debt (MBS & ABS). Investment-grade corporates, having already faced credit downgrades to both General Motors and Ford, also experienced weakness. The high yield corporate market

Average Annual Total Returns*
Periods ending October 31, 2005

One Year   Since Inception
--------   ---------------
  1.33%         4.08%

Growth of $1,000,000+

(in millions)

o    Core Focus Fixed Income Portfolio (starting 6.30.04)

o    Lehman Brothers Aggregate Bond Index (starting 6.30.04)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Core Focus    Lehman Brothers
            Fixed Income   Aggregate Bond
              Portfolio         Index
            ------------   ---------------
30-Jun-04    $1,000,000       $1,000,000
31-Jul-04    $1,010,588       $1,009,900
31-Oct-04    $1,041,176       $1,040,601
31-Jan-05    $1,049,059       $1,048,301
30-Apr-05    $1,053,843       $1,050,817
31-Jul-05    $1,059,824       $1,058,278
31-Oct-05    $1,055,040       $1,052,458

+ Chart assumes $1,000,000 invested on June 30, 2004, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Core Focus Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

     A rise/fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


                                 2005 Annual Report o Delaware Pooled Trust   31
was weighed down by the auto supplier group; with Collins & Aikman, and Delphi having filed for Chapter 11 bankruptcy protection. EMD, however, performed well, with the J.P. Morgan Emerging Market Bond Index+ Index gaining +3.8% for the third quarter of 2005 (source: Bloomberg L.P.).

For the one-year ended October 31, 2005, The Core Focus Fixed Income Portfolio returned +1.33%, while its benchmark - the Lehman Brothers Aggregate Bond Index
- returned +1.13 (source: Lipper Inc.).

We generated favorable relative return across the Portfolio's asset classes for the 12-month period. Agency bonds helped lead the way, with overweightings to mortgage- and asset-backed securities proving generally beneficial. During mid-2005, we decreased our exposure to 15-year MBS and took profit in hybrid ARMs to increase our exposure to long-term collateralized debt. As the period wound down, valuations appeared to be stressed, and we focused on nimble short-term trades and established a more defensive posture, as with such bonds as 15-year mortgage pass throughs and intermediate-term planned amortization classes (PACs). An overweighting to commercial MBS impeded return late in the fiscal year, however, as investors began to focus on pending elevated market activity.

High grade corporate bonds aided Portfolio return on the whole, although our risk profile went against us when financial troubles in the auto industry, as with the credit downgrade of GM debt, broadly disaffected this asset class. When the market rallied in the second quarter of 2005, our relative underweighting also adversely influenced relative performance.

While a rather small Portfolio component, our exposure to municipal bonds nonetheless benefited return, as we found the asset class' yield to be attractive versus the income generated by taxable bonds. Like our overall duration management decisions, our exposure to Treasury Inflation Protected Securities (TIPS), a government security, generally aided performance. A measure of asset class weakness surfaced in the second quarter of 2005, however, when new supply, for example, helped move breakeven spreads closer.

Portfolio Managers

Ryan K. Brist
Managing Director, Chief Investment Officer - Fixed Income Investments

Mr. Brist is co-head of the fixed-income department at Delaware Investments, where he oversees the fixed-income investment process, and is responsible primarily for total return-based products. He previously led the firm's High Grade department. Prior to joining Delaware Investments in 2000, he was a member of the portfolio management team that managed Conseco Capital Management's investment-grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Mr. Brist holds a bachelor's degree in finance from Indiana University.

Stephen R. Cianci
Senior Vice President, Senior Portfolio Manager

Mr. Cianci began his career at Delaware Investments in 1992 as an investment-grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments in 1992, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.


32   Delaware Pooled Trust o 2005 Annual Report

Portfolio Profile

October 31, 2005

Total net assets ...............................................     $18 million
Inception date .................................................   June 30, 2004
Number of holdings .............................................             351


                                 2005 Annual Report o Delaware Pooled Trust   33

High-Yield Bond

Early in the period, and following the elections, bonds exhibited strength, as political-oriented uncertainties eased and oil prices abated. The bullish environment evaporated by year-end, however, given renewed investor concern over the mounting twin domestic deficits-budget and trade-as well as continued dollar weakness. Bearish fixed-income performances continued into the early stages of 2005 as the economic environment continued to exhibit signs of considerable strength, from which investors anticipated higher interest rates. Market tensions were cut somewhat in early April when a weaker-than-expected labor report cast doubt on expectations for generally vigorous economic expansion moving into the middle portion of the year. Even continued rate increases effected by the Federal Reserve Board could not derail a renewed sense of appeal for bond holdings, and investors witnessed rather solid returns across the fixed-income spectrum during the second quarter of 2005. The hurricanes that occurred late in the period contributed to soaring energy prices, and fixed-income returns generally reversed course at that time, though high-yield bonds fared better than most.

Throughout the 12-month period, the high-yield market continued to exhibit a sense of resiliency. At the end of 2004, the Bear Stearns High Yield Index rose as investors generally expected a continuation of the improving trend among corporate financials, as well as the appealing relative yield of the asset class. The performance slump that occurred in March 2005 owed much to General Motors (GM), which issued a downward earnings revision. By the second quarter, the trend among major credit

Average Annual Total Returns*
Periods ending October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
  5.24%       19.01%        9.45%          7.54%

Growth of $1,000,000+
(in millions)

o    High-Yield Bond Portfolio (starting 12.2.96)

o    Bear Stearns high-Yield Index (starting 11.30.96)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            High-Yield Bond     Bear Stearns
               Portfolio      High Yield Index
            ---------------   ----------------
 2-Dec-96      $1,000,000        $1,000,000
31-Oct-97      $1,179,244        $1,001,210
31-Oct-98      $1,182,752        $  979,430
31-Oct-99      $1,170,302        $1,024,122
31-Oct-00      $1,217,383        $1,009,630
31-Oct-01      $1,160,015        $  999,198
31-Oct-02      $1,134,122        $  952,024
31-Oct-03      $1,552,326        $1,271,757
31-Oct-04      $1,816,513        $1,426,642
31-Oct-05      $1,911,724        $1,476,807

+ Chart assumes $1,000,000 invested on December 2, 1996, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Bear Stearns High-Yield Index is an unmanaged composite and a theoretical measure of the high-yield bond market's performance rather than an actual available investment. The returns for the Bear Stearns High-Yield Index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

     A rise/fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


34   Delaware Pooled Trust o 2005 Annual Report
rating agencies was to lower GM debt to junk status, with Ford debt not far behind. With negative repercussions rippling through the auto sector, and with already beleaguered airline bonds continuing to move lower, the high-yield market firmed near mid-calendar year. By 2005's third quarter, high-yield debt had eked out a positive return, while slightly negative returns tended to typify other domestic bond markets.

For the year ended October 31, 2005, The High-Yield Bond Portfolio returned +5.24%, while its benchmark - the Bear Stearns High-Yield Index - returned +3.46% (source: Lipper Inc.).

The Portfolio's relative performance was positively influenced by our commitment to stringent fundamental analysis and sound security selection. We focused on making up-in-quality trades and on debt trading based on its yield-to-call - both strategies that we felt would positively influence return without compromising portfolio duration. Our credit-quality decisions were also generally helpful, as when we favored a higher rating bias in early 2005, a period when the market moved lower. This more cautious stance disaffected performance somewhat in the latter stages of the period, however, when investors returned to high-yield corporates as a source of above-average income production.

While our bond choices on the whole added positive relative return, certain securities did negatively affect Portfolio performance. During the second quarter of 2005, for example, the food and beverage-related businesses struggled, and such bonds as those issued by Radnor Holdings (no longer in portfolio at fiscal year end), Anchor Glass, and Cott Beverages struggled. As the high-yield market has experienced favorable results for some time now, we will continue to view the market cautiously. We will closely monitor the factors influencing returns, and look to access value where it may present itself in the marketplace.

Portfolio Manager

Timothy L. Rabe
Senior Vice President, Head of High Yield Investments, Senior Portfolio Manager

Mr. Rabe is head of the high yield trading department responsible for investing strategy. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. He also worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Portfolio Profile
October 31, 2005

Total net assets ............................................         $5 million
Inception date ..............................................   December 2, 1996
Number of holdings ..........................................                175


                                 2005 Annual Report o Delaware Pooled Trust   35

Core Plus Fixed Income

Early in the period, and following the elections, bonds exhibited strength, as political-oriented uncertainties eased and oil prices abated. The bullish environment evaporated by year-end, however, given renewed investor concern over the mounting twin domestic deficits - budget and trade - as well as continued dollar weakness. Bearish fixed-income performances continued into the early stages of 2005 as the economic environment continued to exhibit signs of considerable strength, from which investors anticipated higher interest rates. Market tensions were cut somewhat in early April when a weaker-than-expected labor report cast doubt on expectations for generally vigorous economic expansion moving into the middle portion of the year.

Despite a ninth consecutive federal-funds rate increase since June 2004, the bond markets regained their vigor by mid-2005. What the markets were witnessing was a 'stickiness' of longer-term rates, as some had labeled it.

That is, despite the Federal Reserve Board's efforts at reversing its prior accommodative monetary policy, modest inflation helped keep a lid on long rates.

Even high-grade corporates participated in the generally favorable environment, despite deteriorating financial conditions at the nation's two largest auto makers - General Motors and Ford. In lower quality markets, high yield corporates and emerging markets debt (EMD) performed well as investors sought out their higher relative yields.

As the period neared its close, the condition for bond markets eroded. Two major storms slammed the U.S. gulf coast, causing gas prices to soar and fueling inflation fears. Treasury securities, which are particularly sensitive to interest rate shifts, were disaffected at this time, and to a lesser degree, mortgage- and asset-backed debt (MBS & ABS). Investment grade corporates, having already faced credit downgrades to both General Motors and Ford, also

Average Annual Total Returns*
Periods ending October 31, 2005

One Year   Three Years   Since Inception
--------   -----------   ---------------
  2.09%       6.09%           6.55%

Growth of $1,000,000+
(in millions)

o    Core Plus Fixed Income Portfolio (starting 6.28.02)

o    Lehman Brothers Aggregate Bond Index (starting 6.30.02)

             Core Plus Fixed      Lehman Brothers
            Income Portfolio   Aggregate Bond Index
            ----------------   --------------------
28-Jun-02      $1,000,000           $1,000,000
31-Jul-02      $1,010,588           $1,012,100
31-Oct-02      $1,035,294           $1,041,046
31-Jan-03      $1,064,814           $1,063,220
30-Apr-03      $1,104,519           $1,085,973
31-Jul-03      $1,090,081           $1,066,860
31-Oct-03      $1,128,583           $1,092,038
31-Jan-04      $1,162,545           $1,114,643
30-Apr-04      $1,154,699           $1,105,615
31-Jul-04      $1,171,699           $1,118,440
31-Oct-04      $1,210,930           $1,152,440
31-Jan-05      $1,228,255           $1,160,968
30-Apr-05      $1,232,260           $1,163,755
31-Jul-05      $1,242,941           $1,172,017
31-Oct-05      $1,236,266           $1,165,571

+ Chart assumes $1,000,000 invested on June 28, 2002, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Core Plus Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.

     A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


36   Delaware Pooled Trust o 2005 Annual Report
experienced a measure of weakness. The high yield corporate market was weighed down by the auto supplier group; with Collins & Aikman, and Delphi having filed for Chapter 11 bankruptcy protection. EMD, however, performed well, with the J.P. Morgan EMBI+ Index gaining +3.8% for the third quarter of 2005(source:
Bloomberg L.P.).

For the year ended October 31, 2005, The Core Plus Fixed Income Portfolio returned +2.09%, while its benchmark - the Lehman Brothers Aggregate Bond Index
- returned +1.13% (source: Lipper Inc.).

Over the 12 months, we generated favorable relative return across the Portfolio's asset classes. Agency debt, in relative overweightings to the benchmark index, generally enhanced Portfolio return. During the mid-2005 period, we took profit in hybrid Adjustable Rate Mortgages to increase our exposure to long-term collateralized securities. As the close of the Portfolio's fiscal year drew close, valuations among agency-issued securities appeared stressed, and we tended to focus on nimble short-term trades and generally established a more defensive posture, employing such bonds as intermediate-term planned amortization classes (PACs). It was late in the period when commercial MBS came under pressure due to expectations for heightened market activity during October, which somewhat impeded relative return.

Investment grade corporate bonds benefited Portfolio return on the whole, although our risk profile went against us when financial troubles in the auto industry, as with the credit downgrade of General Motors (GM)debt, broadly disaffected this asset class. When the market rallied in the second quarter of 2005, our relative underweighting also adversely influenced relative return. Portfolio results were further enhanced by high yield corporate bonds, as our security selection, credit quality bias, and use of short-dated opportunities all positively impacted return for the 12 months.

Our use of TIPS aided performance for the 12-month period, as could also be said of municipal bonds in which we found their yield attractively valued versus debt generating taxable income. Solid relative performance by non-U.S. allocation, especially in the final quarter of 2004, contributed to Portfolio return, as was also the case with our exposure to EMD, a top-performing asset class for the period. We lost some relative return in the latter stages of the fiscal year with our government bond exposure, as we tended toward a longer net duration than the counterpart securities found in our benchmark.

Portfolio Managers

Ryan K. Brist
Managing Director, Chief Investment Officer - Fixed Income Investments

Mr. Brist is co-head of the fixed-income department at Delaware Investments, where he oversees the fixed income investment process, and is primarily responsible for total return-based products. He previously led the firm's High-Grade department. Prior to joining Delaware Investments in 2000, he was a member of the portfolio management team that managed Conseco Capital Management's investment grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Mr. Brist holds a bachelor's degree in finance from Indiana University.

Stephen R. Cianci
Senior Vice President, Senior Portfolio Manager

Mr. Cianci began his career at Delaware Investments in 1992 as an investment-grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed securities analyst. Furthermore, he leads the intermediate and limited-term mandates. He is an adjunct professor of finance at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.


                                 2005 Annual Report o Delaware Pooled Trust   37

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments in 1992, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments, Senior Portfolio Manager

Mr. Rabe is head of the high yield trading department responsible for investing strategy. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. He also worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.

Portfolio Profile

October 31, 2005

Total net assets ...............................................    $168 million
Inception date .................................................   June 28, 2002
Number of holdings .............................................             490


38   Delaware Pooled Trust o 2005 Annual Report

International Equity
     (Portfolio closed to new investors)

Increased demand for energy and other commodities, rising interest rates, and election surprises were the dominant themes for investors in international equities over the last year. During the 12-month period ended October 31, 2005, the benchmark Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) returned 18.1% measured in U.S. dollars. By comparison, the International Equity Portfolio returned 17.45% in dollar terms.

We believe this slight underperformance of the benchmark is attributable to our value style. The disciplined use of our dividend discount model to uncover long-term fundamental values often results in relative underperformance during high-growth periods such as this one.

Turning to specifics, the continued robust growth of the Chinese economy was probably the single most important factor impacting the global markets last year. In 2004, the demand for oil in China rose a remarkable 16%. Chinese demand also has caused dramatic increases in the prices of copper, cooking coal, and iron ore. We participate in Chinese markets minimally, and primarily through Hong Kong-based stocks.

The impact of this demand was felt worldwide. Within the European Union, we often see oil-producing countries such as Norway, Austria, the Netherlands and the U.K. benefit from price increases, while other European markets suffer--and vice versa. In the Asia-Pacific region, trade with China is an important factor in driving economic growth in neighboring countries, chiefly Australia, New Zealand, Hong Kong and Singapore. We participate in China only minimally through Hong Kong based stocks.

Rising prices for energy and basic materials are, of course, inflationary. As a result, we have seen action from central banks to deal with the threat. In November 2004, the People's Bank of China raised interest rates for the first time in nine years. The U.S. Federal Reserve has gradually tightened rates throughout the year, and we expect that the European Central Bank, after keeping interest rates unchanged for two-and-a-half years, will soon need to increase the cost of borrowing.

Average Annual Total Returns*
Periods ending October 31, 2005

One Year   Three Years   Five Years   Ten Years   Since Inception
--------   -----------   ----------   ---------   ---------------
17.45%        22.65%        9.94%       9.90%          10.05%

Growth of $1,000,000+
(in millions)

o    International Equity Portfolio (starting 10.31.95)

o    MSCI EAFE Index (starting 10.31.95)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            International Equity
                  Portfolio        MSCI EAFE Index
            --------------------   ---------------
31-Oct-95       $1,000,000.00       $1,000,000.00
31-Oct-96       $1,181,217.60       $1,108,000.00
31-Oct-97       $1,313,785.20       $1,162,513.60
31-Oct-98       $1,378,864.95       $1,278,183.70
31-Oct-99       $1,548,549.86       $1,576,895.23
31-Oct-00       $1,600,371.36       $1,534,949.82
31-Oct-01       $1,455,178.92       $1,156,124.21
31-Oct-02       $1,393,131.60       $1,006,637.35
31-Oct-03       $1,790,148.50       $1,284,167.26
31-Oct-04       $2,188,582.35       $1,531,626.29
31-Oct-05       $2,570,451.18       $1,816,355.62

+ Chart assumes $1,000,000 invested on October 31, 1995, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. You cannot invest directly in an index.

     An expense limitation was in effect for The International Equity Portfolio during some of the periods shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   39

Finally, investor expectations were boosted in two key markets, Japan and Germany, based on the hope that structural reforms would soon be instituted. In both countries, surprise elections were called in August and September 2005. The market rallied smartly in the expectation that business-friendly reforms would soon be implemented.

Our long-term value focus led us to overweight the above-mentioned countries in the Asia-Pacific region that stand to benefit from growth in China and India as well. In Europe, we favor the Netherlands and Spain, and maintain a market weight in the U.K. Our overall return expectations are modest, due to competitive pressures and a rising interest rate environment.

Our three best-performing stocks during the period reflect these themes: Sasol (+64% for the fiscal year) is a South African producer of gas and diesel fuel from coal, Rio Tinto (+49%) is a United Kingdom mining company that produces gold, coal and copper, and Bayer (+43%) is a German bank that advanced strongly on news of a buyout offer by a competitor.

The three worst-performing securities were Boots Group (-5.13%), a U.K.-based retailer that is involved in a merger with uncertain prospects, Amcor Limited (-8.10%), an Australian manufacturer of packaging products that has been adversely impacted by rising production costs, and West Japan Railway (-9.75%), whose price has been depressed because of a train crash in April 2005 and the cost of renovating the Osaka station.

Portfolio Managers

Fiona A. Barwick
Senior Portfolio Manager
Mondrian Investment Partners Limited

Ms. Barwick is a graduate of University College, London. She joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick is an associate of the U.K. Society of Investment Professionals.

Elizabeth A. Desmond
Regional Research Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA charterholder and member of the CFA Institute and the U.K. Society of Investment Professionals.

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Mondrian in 1990. His prior employment was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with legal and general Investment management, has more than 20 years experience in the industry, and currently is deputy managing director of Mondrian with specific research responsibilities in emerging markets and international small-cap, as well as portfolio management focused on multi-various equity mandates.

Nigel G. May
Regional Research Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his masters in engineering. He joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Portfolio Profile
October 31, 2005

Total net assets ............................................       $1.9 billion
Inception date ..............................................   February 4, 1992
Number of holdings ..........................................                 54


40   Delaware Pooled Trust o 2005 Annual Report

Labor Select International Equity

Increased demand for energy and other commodities and rising interest rates were some of the dominant themes for investors in international equities over the last year. During the 12-month period ended October 31, 2005, the benchmark MSCI EAFE Index returned 18.1% measured in U.S. dollars. In comparison, the Labor Select International Equity Portfolio returned 17.30% in U.S. dollar terms.

We believe our slight underperformance of the benchmark is attributable to our value style. The disciplined use of our dividend discount model to uncover long-term fundamental values often results in relative underperformance during high-growth periods such as this one.

The continued robust growth of the Chinese economy was an important factor impacting the global markets last year. In 2004, the demand for oil in China rose a remarkable 16%. Chinese demand also has caused dramatic increases in the prices of copper, cooking coal, and iron ore. We participate in Chinese markets minimally, and primarily through Hong Kong-based stocks.

The impact of this demand was felt worldwide. Within the European Union, we often see oil-producing countries such as Norway, Austria, the Netherlands, and the U.K. benefit from price increases, while other European markets suffer--and vice versa. In the Asia-Pacific region, trade with China is an important factor driving economic growth in neighboring countries, chiefly Australia, New Zealand, Hong Kong, and Singapore.

Rising prices for energy and basic materials are, of course, inflationary. As a result, we have seen action from central banks to deal with the threat. In November 2004, the People's Bank of China raised interest rates for the first time in nine years. The U.S. Federal Reserve has gradually

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
17.30%        22.31%       10.23%          10.54%

Growth of $1,000,000

(in millions)

o    Labor Select International Equity Portfolio (starting 12.19.95)

o    MSCI EAFE Index (starting 12.31.95)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Labor Select
            International
                Equity         MSCI
              Portfolio     EAFE Index
            -------------   ----------
31-Dec-95     $1,000,000    $1,000,000
31-Oct-96     $1,179,708    $1,035,700
31-Oct-97     $1,368,600    $1,086,656
31-Oct-98     $1,453,105    $1,194,779
31-Oct-99     $1,603,398    $1,473,999
31-Oct-00     $1,652,596    $1,434,790
31-Oct-01     $1,504,381    $1,080,684
31-Oct-02     $1,469,668    $  940,952
31-Oct-03     $1,891,630    $1,200,372
31-Oct-04     $2,292,588    $1,431,684
31-Oct-05     $2,689,227    $1,697,833

+ Chart assumes $1,000,000 invested on December 19, 1995, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   41
tightened rates throughout the year, and we expect that the European Central Bank, after keeping interest rates unchanged for two and a half years, will soon need to increase the cost of borrowing.

Our long-term value focus led us to overweight the above-mentioned countries in the Asia-Pacific region that stand to benefit from growth in China and India as well. In Europe, we favor the Netherlands and Spain, and maintain a market weight in the U.K. Our overall return expectations are modest, due to competitive pressures and a rising interest rate environment.

Our three best-performing stocks during the period reflect these themes. BHP Billiton (+47% on the fiscal year), the world's largest diversified natural resources company, benefited from high prices for oil, gas, coal and metals during the period, German bank Bayer Hypo-Vereins (+43%) advanced strongly on news of a buyout offer by a competitor, and Eisai (+38%) outperformed the strong Japanese market due to an increased dividend, share buybacks, and a marginal improvement in its product pipeline.

The three worst performing securities were Boots (-5%), a U.K. based retailer that is involved in a merger with uncertain prospects, Amcor (-8%), an Australian manufacturer of packaging products that has been adversely impacted by rising production costs, and West Japan Railway (-9%), whose price has been depressed resulting from a train crash in April 2005 and the cost of renovating the Osaka station.

Portfolio Managers

Nigel Bliss
Senior Portfolio Manager
Mondrian Investment Partners Limited

Mr. Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove and Company and moved to join Mondrian in July 1995. Mr. Bliss is a member of Mondrian's Pacific Equity Team, where his responsibilities include country research in addition to his portfolio management role. Mr. Bliss's research focus lies primarily with Greater China. His sector coverage includes property, utilities, energy, and industrials. Mr. Bliss is an Associate of the U.K. Society of Investment Professionals.

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Mondrian in 1990. His prior employment was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates. Mr. Gillmore began his career with legal and general investment management, has over 20 years experience in the industry, and currently is Deputy Managing Director of Mondrian with specific research responsibilities in emerging markets and international small cap, as well as portfolio management focused on multi-various equity mandates.

Emma R.E. Lewis
Senior Portfolio Manger
Mondrian Investment Partners Limited

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team and is currently a portfolio manager of international portfolios. Ms Lewis is an associate of the U.K. Society of Investment Professionals.

Portfolio Profile
October 31, 2005

Total net assets ...........................................        $651 million
Inception date .............................................   December 19, 1995
Number of holdings .........................................                  46


42   Delaware Pooled Trust o 2005 Annual Report

Emerging Markets
     (Portfolio closed to new investors)

As they have for the past several years, the emerging markets outran virtually all developed market indices. The Emerging Markets Portfolio returned 35.36% for the fiscal year ended October 31, 2005. The Morgan Stanley Capital International Emerging Markets Free (MSCI EM) Index, the portfolio's benchmark, gained 34.34%. Two areas in which the portfolio had the greatest underperformance on a relative basis were our stock selection in China and an underweight position in Russia. On the other side of the coin, our market positioning as a whole was a significant contributor to returns.

Much of the portfolio's value during this period can be attributed to our market weightings. Our cautious approach in the Taiwanese market is a case in point. Taiwan lagged behind the index throughout the period. We have been cautious about Taiwan for a number of reasons. Much manufacturing is moving to mainland China, and a large proportion of Taiwan's share of the index is tied up with technology companies where forecasting risk is unusually high for their products. Our underweight versus the benchmark there was a big positive.

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
35.36%        42.48%       23.92%          9.47%

Growth of $1,000,000+
(in millions)

o    Emerging Markets Portfolio (starting 4.14.97)

o    MSCI Emerging Markets Free Index (starting 3.31.97)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Emerging Markets      MSCI Emerging
                Portfolio      Markets Free Index
            ----------------   ------------------
30-Apr-97         $1,000,000       $1,000,000
31-Oct-97         $  920,000       $  824,600
31-Oct-98         $  595,242       $  569,056
31-Oct-99         $  759,683       $  823,026
31-Oct-00         $  741,431       $  750,518
31-Oct-01         $  693,843       $  574,446
31-Oct-02         $  749,175       $  622,930
31-Oct-03         $1,215,110       $  926,545
31-Oct-04         $1,600,820       $1,106,295
31-Oct-05         $2,166,868       $1,486,197

+ Chart assumes $1,000,000 invested on April 14, 1997, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     The Emerging Markets Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. The reimbursement fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions. The Portfolio may waive or reduce the amount of the reimbursement fee in situations where the Portfolio considers such a waiver or reduction to be equitable in light of the circumstances of the transactions and the purpose of the reimbursement fee.

     An expense limitation was in effect for The Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   43

In terms of successful overweights, we made the right assessments in some of the fringe emerging markets. Egypt has been a spectacularly strong market over the 12-month period. We have been exposed to Egypt and our small position there has helped us on a relative basis.

Market exposures that have detracted from the portfolio's performance included our underweight in Russia and overweight in Malaysia. Our defensive posture in Russia has been primarily due to the potential unsustainability of high oil prices, along with the corporate governance risks posed by investing in some of the leading Russian names. This position worked against us for the short term. We've also suffered from an overweighting in a market that we see as being very defensive and cheap: Malaysia. During this surging fiscal period, a defensive choice like Malaysia did not get much attention from investors.

In terms of stock selection, two standouts for the year have been Republic of Korea's Korea Electric Power, which returned close to 58% for the period, and South Africa's Sasol, which was up about 60%. Sasol's proprietary technology enables energy producers to make gasoline and other liquid fuel products out of coal or natural gas.

China, on a relative basis, represented one of the Portfolio's worst stock selection records over the period. One obvious gap in China coverage was our lack of exposure to its oil sector. We felt that oil stocks were already too well recognized by other investors. This lack of exposure to strong performers like PetroChina and the China National Oil Company hurt us; another hit came from portfolio holding Guangshen Railway, which was down 27%.

Even after three years of outperformance, we believe the emerging markets still hold many inherent attractions. When compared to the developed markets on any of the simplistic evaluation measures like Price/Earnings ratio, dividend yield and price to book, the emerging markets remain cheap. Inefficiencies in information remain that should make treasure hunting relatively profitable. And this asset class is a considerable diversifier. For investors with a medium- to long-term time horizon, the opportunities continue to be very exciting.

This Portfolio is closed to new investors.

Portfolio Managers

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Mondrian in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

A graduate of University College, London Mr. Akester joined Mondrian in 1996. Before that, he was director of Hill Samuel Investment Management, where he had responsibility for significant overseas clients and Far Eastern markets.

Portfolio Profile
October 31, 2005

Total net assets ..............................................     $698 million
Inception date ................................................   April 14, 1997
Number of holdings ............................................               86


44   Delaware Pooled Trust o 2005 Annual Report

Global Fixed Income
     (Portfolio closed to new investors)

A sharply rebounding U.S. dollar dampened absolute performance for U.S. dollar-based investors in the international fixed income markets. For the 12 months ended October 31, 2005, the Global Fixed Income Portfolio outperformed its benchmark, the Citigroup World Government Bond Index, returning -1.64% to the index's -1.76%.

The portfolio's overweight position in Japan and underweight exposures to an outperforming market in Canada was a detractor to our performance versus our benchmark. On the plus side, strong returns from overweight exposures to Poland and the U.K. (on a currency-hedged basis) were positive contributors to the portfolio, as was our underweight position in a relatively weak U.S. market.

In determining portfolio weightings, we focus on the relative prospective real yield or PRY, a measure of a market's 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in international bond markets and currencies will result in accumulated value in areas of the international bond universe, which our approach-- investing in high PRY markets--seeks to exploit.

Turning to individual markets, Japan's was the only major government bond market that fell in U.S. dollar terms. It was down 8.12% for the period. Japanese government bonds offer a relatively attractive PRY and we continue to maintain our overweight in these issues. In our view, the yen appears set to benefit from both a sustainable economic recovery in Japan over time and a rise in the Chinese yuan--both of which in turn would boost the

Average Annual Total Returns*
Periods ended October 31, 2005

One Year   Three Years   Five Years   Ten Years   Since Inception
--------   -----------   ----------   ---------   ---------------
-1.64%        10.41%       12.08%       7.40%          8.50%

Growth of $1,000,000+
(in millions)

o    Global Fixed Income Portfolio (starting 10.31.95)

o    Citigroup World Government Bond Index (starting 10.31.95)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Global Fixed Income      Citigroup World
                  Portfolio        Government Bond Index
             -------------------   ---------------------
31-Oct-95         $1,000,000             $1,000,000
31-Oct-96         $1,164,034             $1,053,600
31-Oct-97         $1,229,084             $1,081,099
31-Oct-98         $1,306,263             $1,216,777
31-Oct-99         $1,275,759             $1,186,844
31-Oct-00         $1,154,461             $1,126,552
31-Oct-01         $1,316,988             $1,226,703
31-Oct-02         $1,516,922             $1,338,946
31-Oct-03         $1,830,623             $1,529,077
31-Oct-04         $2,075,965             $1,692,994
31-Oct-05         $2,041,850             $1,663,197

+ Chart assumes $1,000,000 invested on October 31, 1995, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. You cannot invest directly in an index.

     An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   45
return on Japanese government bonds for U.S. dollar-based investors.

In terms of positive performance, Poland's market was the strongest, returning 15.09% in U.S. dollar terms; our overweight for most of the period was a significant contributor to returns. The Polish economic and political landscape is changing, however, including an anticipated rise in inflation and recent elections that signal a less bond-friendly environment.

In hedged U.S. dollar terms, the U.K. was up 5.50%. We have also closed our U.K. exposure. Owing to rising unit labor costs and higher import prices, U.K. inflation prospects have deteriorated.

The euro zone was up 0.13% for the period. We recently changed the portfolio's underweight position in euro zone government bonds to an overweight. We believe these markets now offer good value. Core inflation appears likely to continue to fall, and any decrease would benefit government bonds while strengthening the euro against the U.S dollar. We remain underweighted in Canadian bonds.

The portfolio remains significantly underweight in U.S. domestic bonds, which--with the exception of TIPS--offer extremely poor value. We believe that the U.S. dollar's recent strength against other major currencies will be relatively short-lived. Its rise of, on average, approximately 7% over the past year reflected short-term interest rate differentials. In our view, the U.S. economy currently faces widespread inflation risks. Unit labor costs are rising sharply, due largely to lower productivity growth. And the immense U.S. trade deficit may lead to a resumption of the dollar's decline, which would result in higher imported inflation.

Portfolio Managers

Joanna Bates
Senior Portfolio Manager
Mondrian Investment Partners Limited

Ms. Bates is a graduate of London University and is an associate of the Institute of Investment Management and Research. She joined Mondrian in 1997, before which she was associate director, fixed income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk
Director and Senior Portfolio Manager Mondrian
Investment Partners Limited

Mr. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University. Before joining Mondrian in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian fixed income and had global responsibility for credit analysis.

Christopher A. Moth
Director and Senior Portfolio Manager Mondrian
Investment Partners Limited

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in finance & investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE Insurance Group where he was responsible for quantitative models and projections. Mr. Moth chairs the global fixed income and currency meeting.

Portfolio Profile
October 31, 2005

Total net assets ...........................................        $290 million
Inception date .............................................   November 30, 1992
Number of holdings .........................................                  45


46   Delaware Pooled Trust o 2005 Annual Report

International Fixed Income
     (Portfolio closed to new investors)

During the past year, absolute performance for U.S. dollar-based investors has cooled in the international fixed income markets due to the U.S. dollar's sharp rebound. For the 12 months ended October 31, 2005, the International Fixed Income Portfolio underperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index, returning -2.69% to the index's -2.45%.

The Portfolio's overweight position in Japan and underweight exposure to Canada hurt its relative performance. This exposure more than offset the strong relative returns reaped from our overweight exposure to Poland, which delivered significant outperformance. We are continuing to underweight Canadian bonds.

In determining portfolio weightings, we focus on the relative prospective real yield, or PRY, a measure of a market's 10-year bond yield, adjusted by our assessment of inflation for the coming two years. Over any given year, movements in international bond markets and currencies will result in accumulated value in areas of the international bond universe, which our approach-- investing in high PRY markets--seeks to exploit.

Japan, down 8.12%, was the only major government bond market that fell in U.S. dollar terms. Japanese government bonds offer a relatively attractive PRY and we continue to maintain our overweight in these issues. In our view, the yen appears set to benefit from both a sustainable economic recovery in Japan over time and a rise in the

Average Annual Total Returns*

Periods ended October 31, 2005

One Year   Three Years   Five Years   Since Inception
--------   -----------   ----------   ---------------
 -2.69%       10.59%       11.86%          6.16%

Growth of $1,000,000+
(in millions)

o    International Fixed Income Portfolio (starting 4.11.97)

o    Citigroup Non-U.S. World Government Bond Index (starting 3.31.97)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            International Fixed   Citigroup Non-U.S. World
              Income Portfolio      Government Bond Index
            -------------------   ------------------------
11-Apr-97      $1,000,000.00            $1,000,000.00
31-Oct-97      $1,071,063.50            $1,042,200.00
31-Oct-98      $1,134,885.06            $1,175,601.60
31-Oct-99      $1,101,248.75            $1,141,979.39
31-Oct-00      $  952,162.66            $1,031,207.39
31-Oct-01      $1,074,264.90            $1,102,360.70
31-Oct-02      $1,232,763.00            $1,213,368.43
31-Oct-03      $1,505,672.00            $1,428,741.32
31-Oct-04      $1,713,680.73            $1,603,476.39
31-Oct-05      $1,667,568.00            $1,564,191.21

+ Chart assumes $1,000,000 invested on April 11, 1997, and the reinvestment of all distributions.

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Citigroup Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

     An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation had not been in effect.


                                 2005 Annual Report o Delaware Pooled Trust   47

Chinese yuan--both of which in turn would boost the return on Japanese government bonds for U.S. dollar-based investors.

Poland's market was the strongest in both local currency and U.S. dollar terms, returning 12.14% and 15.09%, respectively. Our overweight for most of the period was a significant contributor to returns. The economic and political landscape there is changing, however, including an anticipated rise in inflation and recent elections that signal a less bond-friendly environment. At the end of September, we closed our exposure to this market.

The euro zone was up 0.13% for the period. At the end of September, we reduced our underweighting in euro zone government bonds, as these markets are increasingly offering good value. There is significant spare capacity in the euro zone economy. Collectively, core inflation in these countries looks poised to continue to drop, which would likely benefit government bonds while strengthening the euro against the U.S dollar.

We believe that the U.S. dollar's recent strength against other major currencies will be relatively short-lived. Its rise of, on average, approximately 7% over the past year reflected short-term interest rate differentials. In our view, the U.S. economy currently faces widespread inflation risks. Unit labor costs are rising sharply, due largely to lower productivity growth. And the immense U.S. trade deficit may lead to a resumption of the U.S. dollar's general decline, which would, in turn, benefit future performance for the portfolio.

Portfolio Managers

Joanna Bates
Senior Portfolio Manager
Mondrian Investment Partners Limited

Ms. Bates is a graduate of London University and is an associate of the Institute of Investment Management and Research. She joined Mondrian in 1997, before which she was associate director, fixed income at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk
Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Mr. Kirk is a math graduate from the University of Wales and has an MA in operations research from Lancaster University. Before joining Mondrian in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian fixed income and had global responsibility for credit analysis.

Christopher A. Moth
Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in finance & investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE Insurance Group where he was responsible for quantitative models and projections. Mr. Moth chairs the global fixed income and currency meeting.

Portfolio Profile
October 31, 2005

Total net assets ..............................................      $62 million
Inception date ................................................   April 11, 1997
Number of holdings ............................................               35


48   Delaware Pooled Trust o 2005 Annual Report

Disclosure
      OF PORTFOLIO EXPENSES
      For the Period May 1, 2005 to October 31, 2005

As a shareholder of a Portfolio, you may incur two types of costs: (1) transaction costs, including reimbursement fees on the Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Portfolios' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio, multiplied by the average International Equity account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Analysis of an Investment of $1,000

                                                                                Expenses
                                         Beginning    Ending                  Paid During
                                          Account     Account    Annualized      Period
                                           Value       Value       Expense     5/1/05 to
                                           5/1/05    10/31/05      Ratios       10/31/05
-----------------------------------------------------------------------------------------
Actual Portfolio Return
The Large-Cap Value Equity Portfolio     $1,000.00   $1,038.30      0.68%        $3.49
The All-Cap Growth Equity Portfolio       1,000.00    1,127.00      0.91%         4.88
The Mid-Cap Growth Equity Portfolio       1,000.00    1,126.50      0.93%         4.98
The Small-Cap Growth Equity Portfolio     1,000.00    1,154.60      0.86%         4.67
The Small-Cap Growth II Equity
   Portfolio                              1,000.00    1,162.20      0.94%         5.12
The Smid-Cap Growth Equity Portfolio      1,000.00    1,087.80      0.92%         4.84
The Real Estate Investment Trust
   Portfolio II                           1,000.00    1,046.70      0.86%         4.44
The Intermediate Fixed Income
   Portfolio                              1,000.00    1,002.70      0.43%         2.17
The Core Focus Fixed Income Portfolio     1,000.00    1,001.10      0.44%         2.22
The High-Yield Bond Portfolio             1,000.00    1,032.10      0.61%         3.12
The Core Plus Fixed Income Portfolio      1,000.00    1,003.20      0.48%         2.42
The International Equity Portfolio        1,000.00    1,080.20      0.87%         4.56
The Labor Select International Equity
   Portfolio                              1,000.00    1,073.70      0.89%         4.65
The Emerging Markets Portfolio            1,000.00    1,157.20      1.28%         6.96
The Global Fixed Income Portfolio         1,000.00      934.60      0.60%         2.93
The International Fixed Income
   Portfolio                              1,000.00      924.10      0.60%         2.91
Hypothetical 5% Return(5% return before expenses)
The Large-Cap Value Equity Portfolio      1,000.00    1,021.78      0.68%         3.47
The All-Cap Growth Equity Portfolio       1,000.00    1,020.62      0.91%         4.63
The Mid-Cap Growth Equity Portfolio       1,000.00    1,020.52      0.93%         4.74
The Small-Cap Growth Equity Portfolio     1,000.00    1,020.87      0.86%         4.38
The Small-Cap Growth II Equity
   Portfolio                              1,000.00    1,020.47      0.94%         4.79
The Smid-Cap Growth Equity Portfolio      1,000.00    1,020.57      0.92%         4.69
The Real Estate Investment Trust
   Portfolio II                           1,000.00    1,020.87      0.86%         4.38
The Intermediate Fixed Income
   Portfolio                              1,000.00    1,023.04      0.43%         2.19
The Core Focus Fixed Income Portfolio     1,000.00    1,022.99      0.44%         2.24
The High-Yield Bond Portfolio             1,000.00    1,022.13      0.61%         3.11
The Core Plus Fixed Income Portfolio      1,000.00    1,022.79      0.48%         2.45
The International Equity Portfolio        1,000.00    1,020.82      0.87%         4.43
The Labor Select International Equity
   Portfolio                              1,000.00    1,020.72      0.89%         4.53
The Emerging Markets Portfolio            1,000.00    1,018.75      1.28%         6.51
The Global Fixed Income Portfolio         1,000.00    1,022.18      0.60%         3.06
The International Fixed Income
   Portfolio                              1,000.00    1,022.18      0.60%         3.06


                                 2005 Annual Report o Delaware Pooled Trust   49

Delaware Pooled Trust - The Large-Cap Value Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           97.67%
--------------------------------------------------------------------------------
Basic Materials                                                         5.89%
Capital Goods                                                           8.28%
Communication Services                                                  4.06%
Consumer Cyclical                                                       9.08%
Consumer Growth                                                        15.02%
Consumer Staples                                                        5.22%
Energy                                                                  7.54%
Finance                                                                30.91%#
Technology                                                              8.71%
Utilities                                                               2.96%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   2.13%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       99.80%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         0.20%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------

# Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust - The All-Cap Growth Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           96.28%
--------------------------------------------------------------------------------
Basic Industries/Capital Goods                                          1.98%
Business Services                                                       6.25%
Consumer Non-Durables                                                  16.35%
Consumer Services                                                      31.82%
Energy                                                                  0.51%
Financials                                                              5.19%
Health Care                                                            13.59%
Technology                                                             20.59%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   4.17%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      100.45%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                        (0.45%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


50   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust - The Mid-Cap Growth Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           91.51%
--------------------------------------------------------------------------------
Basic Industries/Capital Goods                                          7.40%
Business Services                                                       7.70%
Consumer Durables                                                       3.64%
Consumer Non-Durables                                                  10.87%
Consumer Services                                                       8.09%
Energy                                                                  3.13%
Financials                                                              9.41%
Health Care                                                            16.11%
Technology                                                             25.16% D
--------------------------------------------------------------------------------
Repurchase Agreements                                                   7.72%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       99.23%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         0.77%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust - The Small-Cap Growth Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           98.73%
--------------------------------------------------------------------------------
Basic Industries/Capital Goods                                          7.47%
Business Services                                                       8.93%
Communications                                                          5.73%
Consumer Durables                                                       1.42%
Consumer Non-Durables                                                   8.34%
Consumer Services                                                      12.83%
Energy                                                                  2.35%
Financials                                                              8.67%
Health Care                                                            19.70%
Technology                                                             19.45%
Transportation                                                          3.84%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   1.74%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      100.47%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                        (0.47%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   51

Delaware Pooled Trust - The Small-Cap Growth II Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           94.58%
--------------------------------------------------------------------------------
Basic Industries/Capital Goods                                          3.08%
Business Services                                                       5.83%
Consumer Non-Durables                                                  15.71%
Consumer Services                                                       6.58%
Energy                                                                  2.78%
Financials                                                              8.57%
Health Care                                                            22.22%
Technology                                                             26.36% D
Transportation                                                          3.45%
--------------------------------------------------------------------------------
Federal Agency (Discount Note)                                          4.27%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       98.85%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         1.15%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust - The Smid-Cap Growth Equity Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           97.25%
--------------------------------------------------------------------------------
Basic Industries/Capital Goods                                          6.44%
Business Services                                                       4.71%
Consumer Durables                                                       3.00%
Consumer Non-Durables                                                   9.33%
Consumer Services                                                       9.04%
Energy                                                                  2.95%
Financials                                                              8.82%
Health Care                                                            20.56%
Technology                                                             29.68% D
Transportation                                                          2.72%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       97.25%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         2.75%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.


52   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust -
The Real Estate Investment Trust Portfolio II
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
                                                                   of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                          104.65%
--------------------------------------------------------------------------------
Diversified REITs                                                       5.08%
Health Care REITs                                                       3.42%
Hotel REITs                                                             5.72%
Industrial REITs                                                       11.04%
Mall REITs                                                             17.24%
Manufactured Housing REITs                                              1.90%
Mortgage REITs                                                          3.79%
Multifamily REITs                                                      15.23%
Office REITs                                                           23.78%
Real Estate Operating Companies                                         3.09%
Self-Storage REITs                                                      2.32%
Shopping Center REITs                                                  12.04%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   4.74%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      109.39%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                        (9.39%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   53

Delaware Pooled Trust - The Intermediate Fixed Income Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Agency Asset-Backed Securities                                          1.06%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                              8.09%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                       5.84%
--------------------------------------------------------------------------------
Agency Obligations                                                      0.89%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                   9.47%
--------------------------------------------------------------------------------
Corporate Bonds                                                        32.24%
--------------------------------------------------------------------------------
Banking                                                                 2.06%
Basic Industries                                                        0.15%
Brokerage                                                               1.98%
Capital Goods                                                           0.97%
Communications                                                          4.41%
Consumer Cyclical                                                       3.67%
Consumer Non-Cyclical                                                   3.77%
Electric                                                                3.71%
Energy                                                                  1.79%
Finance Companies                                                       1.80%
Insurance                                                               4.57%
Natural Gas                                                             1.03%
Real Estate                                                             0.37%
Technology                                                              1.06%
Transportation                                                          0.90%
--------------------------------------------------------------------------------
Municipal Bonds                                                         1.85%
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities                                     11.35%
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations                         14.50%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                              12.38%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   3.06%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      100.73%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                        (0.73%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


54   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust - The Core Focus Fixed Income Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Agency Asset-Backed Securities                                          0.27%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                              3.25%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                      19.84%
--------------------------------------------------------------------------------
Agency Obligations                                                      3.16%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                   6.26%
--------------------------------------------------------------------------------
Corporate Bonds                                                        22.34%
--------------------------------------------------------------------------------
Banking                                                                 2.24%
Basic Industries                                                        0.55%
Brokerage                                                               0.85%
Capital Goods                                                           0.33%
Communications                                                          2.86%
Consumer Cyclical                                                       2.41%
Consumer Non-Cyclical                                                   2.17%
Electric                                                                4.18%
Energy                                                                  0.50%
Financials                                                              1.36%
Insurance                                                               2.03%
Natural Gas                                                             1.67%
Real Estate                                                             0.30%
Technology                                                              0.42%
Transportation                                                          0.47%
--------------------------------------------------------------------------------
Federal Agencies (Discount Notes)                                      14.15%
--------------------------------------------------------------------------------
Foreign Agencies                                                        0.23%
--------------------------------------------------------------------------------
Municipal Bonds                                                         1.68%
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities                                      4.45%
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations                         10.78%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                              27.38%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      113.79%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                       (13.79%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   55

Delaware Pooled Trust - The High-Yield Bond Portfolio
As of October 31, 2005
Sector Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
                                                                   of Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                                        92.62%
--------------------------------------------------------------------------------
Banking                                                                 0.22%
Basic Industries                                                       13.71%
Brokerage                                                               2.36%
Capital Goods                                                           6.21%
Consumer Cyclical                                                       4.94%
Consumer Non-Cyclical                                                   8.06%
Energy                                                                  3.85%
Finance & Investments                                                   0.53%
Media                                                                  11.79%
Real Estate                                                             1.95%
Services Cyclical                                                      11.99%
Services Non-Cyclical                                                   8.44%
Technology & Electronics                                                3.34%
Telecommunications                                                     10.13%
Utilities                                                               5.10%
--------------------------------------------------------------------------------
Convertible Bonds                                                       0.59%
--------------------------------------------------------------------------------
Emerging Markets Bond                                                   0.11%
--------------------------------------------------------------------------------
Common Stock                                                            0.30%
--------------------------------------------------------------------------------
Warrants                                                                0.00%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   4.12%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       97.74%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         2.26%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


56   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Sector/Country                                                     of Net Assets
--------------------------------------------------------------------------------
Agency Asset-Backed Securities                                          0.30%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                              3.23%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                      19.36%
--------------------------------------------------------------------------------
Agency Obligations                                                      1.29%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                   5.68%
--------------------------------------------------------------------------------
Corporate Bonds                                                        32.78%
--------------------------------------------------------------------------------
Banking                                                                 2.34%
Basic Industries                                                        2.96%
Brokerage                                                               1.50%
Capital Goods                                                           0.07%
Communications                                                          4.54%
Consumer Cyclical                                                       5.03%
Consumer Non-Cyclical                                                   2.77%
Electric                                                                3.29%
Energy                                                                  1.84%
Finance                                                                 1.15%
Industrial                                                              0.08%
Insurance                                                               4.32%
Natural Gas                                                             1.45%
Real Estate                                                             0.31%
Technology                                                              0.66%
Transportation                                                          0.47%
--------------------------------------------------------------------------------
Federal Agencies (Discount Notes)                                      16.86%
--------------------------------------------------------------------------------
Foreign Agencies                                                        0.46%
--------------------------------------------------------------------------------
Austria                                                                 0.05%
Canada                                                                  0.35%
United States                                                           0.06%
--------------------------------------------------------------------------------
Municipal Bonds                                                         1.25%
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities                                      4.17%
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations                         12.21%
--------------------------------------------------------------------------------
Regional Agency                                                         0.43%
--------------------------------------------------------------------------------
Sovereign Debt                                                          4.33%
--------------------------------------------------------------------------------
Brazil                                                                  0.40%
El Salvador                                                             0.17%
Germany                                                                 1.13%
Mexico                                                                  0.00%
Poland                                                                  0.88%
Sweden                                                                  0.60%
United Kingdom                                                          0.93%
Venezuela                                                               0.22%
--------------------------------------------------------------------------------
Supranational Banks                                                     0.14%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                              13.88%
--------------------------------------------------------------------------------
Preferred Stock                                                         0.04%
--------------------------------------------------------------------------------
Warrants                                                                0.00%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      116.41%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                       (16.41%)
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   57

Delaware Pooled Trust -- The International Equity Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           97.74%
--------------------------------------------------------------------------------
Australia                                                              10.62%
Belgium                                                                 3.22%
Finland                                                                 1.41%
France                                                                  7.61%
Germany                                                                 6.81%
Hong Kong                                                               2.84%
Italy                                                                   3.09%
Japan                                                                  16.80%
Netherlands                                                             4.75%
New Zealand                                                             1.76%
Republic of Korea                                                       0.95%
Singapore                                                               2.00%
South Africa                                                            0.92%
Spain                                                                   7.74%
Taiwan                                                                  0.01%
United Kingdom                                                         27.21%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   1.39%
--------------------------------------------------------------------------------
Securities Lending Collateral                                          13.72%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      112.85%
--------------------------------------------------------------------------------
Obligation to Return Securities Lending Collateral                    (13.72%)
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         0.87%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


58   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust --
The Labor Select International Equity Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           97.17%
--------------------------------------------------------------------------------
Australia                                                              10.89%
Belgium                                                                 4.05%
Finland                                                                 1.51%
France                                                                  6.26%
Germany                                                                 8.98%
Hong Kong                                                               2.77%
Italy                                                                   3.38%
Japan                                                                  13.32%
Netherlands                                                             4.93%
New Zealand                                                             1.79%
Spain                                                                   9.05%
United Kingdom                                                         30.24%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   2.61%
--------------------------------------------------------------------------------
Securities Lending Collateral                                          13.09%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      112.87%
--------------------------------------------------------------------------------
Obligation to Return Securities Lending Collateral                    (13.09%)
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         0.22%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   59

Delaware Pooled Trust -- The Emerging Markets Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                           98.90%
--------------------------------------------------------------------------------
Brazil                                                                 14.36%
Chile                                                                   2.02%
China                                                                   6.34%
Croatia                                                                 0.23%
Czech Republic                                                          0.98%
Egypt                                                                   1.49%
Hungary                                                                 1.92%
India                                                                   0.75%
Indonesia                                                               1.00%
Israel                                                                  2.05%
Malaysia                                                               10.15%
Mexico                                                                  6.81%
Morocco                                                                 0.82%
Panama                                                                  0.98%
Poland                                                                  2.26%
Republic of Korea                                                      14.23%
Russia                                                                  3.37%
South Africa                                                           11.21%
Taiwan                                                                 10.34%
Thailand                                                                7.12%
Turkey                                                                  0.47%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   0.39%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       99.29%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         0.71%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


60   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust -- The Global Fixed Income Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Bonds                                                                  97.67%
--------------------------------------------------------------------------------
Austria                                                                 9.39%
Belgium                                                                 4.89%
Canada                                                                  1.25%
Finland                                                                 4.68%
France                                                                 11.32%
Germany                                                                 9.16%
Greece                                                                  0.69%
Ireland                                                                 4.61%
Italy                                                                   4.95%
Japan                                                                   3.26%
Netherlands                                                             8.56%
Norway                                                                  3.88%
Poland                                                                  2.32%
Spain                                                                   3.19%
Supranational                                                          10.07%
Sweden                                                                  9.71%
United States                                                           5.74%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   0.48%
--------------------------------------------------------------------------------
Securities Lending Collateral                                          16.74%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      114.89%
--------------------------------------------------------------------------------
Obligation to Return Securities Lending Collateral                    (16.74%)
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         1.85%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


                                 2005 Annual Report o Delaware Pooled Trust   61

Delaware Pooled Trust - The International Fixed Income Portfolio
As of October 31, 2005
Sector/Country Allocation

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Bonds                                                                  97.81%
--------------------------------------------------------------------------------
Austria                                                                 8.49%
Belgium                                                                 4.80%
Canada                                                                  1.38%
Finland                                                                 4.32%
France                                                                 10.66%
Germany                                                                16.03%
Greece                                                                  3.73%
Ireland                                                                 4.29%
Italy                                                                   5.94%
Japan                                                                   6.85%
Netherlands                                                             5.11%
Spain                                                                   3.82%
Supranational                                                           9.47%
Sweden                                                                  9.75%
United States                                                           3.17%
--------------------------------------------------------------------------------
Repurchase Agreements                                                   0.64%
--------------------------------------------------------------------------------
Total Market Value of Securities                                       98.45%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                         1.55%
--------------------------------------------------------------------------------
Total Net Assets                                                      100.00%
--------------------------------------------------------------------------------


62   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust -- The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

   COMMON STOCK- 97.67%
   Basic Materials - 5.89%
   Air Products & Chemicals                                  3,000    $  171,720
   Dow Chemical                                              4,400       201,784
   duPont (E.I.) deNemours                                   2,500       104,225
   International Paper                                       3,075        89,729
                                                                      ----------
                                                                         567,458
                                                                      ----------
   Capital Goods - 8.28%
   Avery Dennison                                            1,800       101,970
   General Electric                                         10,000       339,100
   Goodrich                                                  2,400        86,568
   Honeywell International                                   2,500        85,500
   Pitney Bowes                                              2,200        92,576
   United Technologies                                       1,800        92,304
                                                                      ----------
                                                                         798,018
                                                                      ----------
   Communication Services - 4.06%
   ALLTEL                                                    3,400       210,324
   BCE                                                       7,300       180,675
                                                                      ----------
                                                                         390,999
                                                                      ----------
   Consumer Cyclical - 9.08%
   ARAMARK Class B                                           4,000       101,680
   Knight Ridder                                             3,300       176,154
   McDonald's                                                6,000       189,600
   NIKE Class B                                              2,100       176,505
   Wal-Mart Stores                                           4,900       231,819
                                                                      ----------
                                                                         875,758
                                                                      ----------
   Consumer Growth - 15.02%
   CIGNA                                                     1,300       150,631
   Disney (Walt)                                             6,200       151,094
   GlaxoSmithKline ADR                                       2,900       150,771
   Pfizer                                                   14,800       321,752
   Procter & Gamble                                          2,965       166,010
   Viacom Class B                                            7,200       222,984
   Wyeth                                                     6,400       285,184
                                                                      ----------
                                                                       1,448,426
                                                                      ----------
   Consumer Staples - 5.22%
   Altria Group                                              2,000       150,100
   Anheuser-Busch                                            3,400       140,284
   PepsiCo                                                   3,600       212,688
                                                                      ----------
                                                                         503,072
                                                                      ----------
   Energy - 7.54%
   BP ADR                                                    1,800    $  119,520
   Chevron                                                   2,800       159,796
   Exxon Mobil                                               3,708       208,167
   Marathon Oil                                              2,100       126,336
   Total ADR                                                   900       113,418
                                                                      ----------
                                                                         727,237
                                                                      ----------
   Finance - 30.91%D
   American Express                                          3,700       184,149
   Bank of America                                           9,130       399,346
   Bank of New York                                          6,000       187,740
   Citigroup                                                 8,600       393,708
   JPMorgan Chase                                            6,952       254,582
   MBNA                                                      4,000       102,280
   Mellon Financial                                          3,100        98,239
   Merrill Lynch                                             4,700       304,278
   Morgan Stanley                                            6,600       359,106
   PMI Group                                                 3,100       123,628
   PNC Financial Services Group                              2,200       133,562
   Progressive                                               1,000       115,810
   Prudential Financial                                      2,700       196,533
   Wachovia                                                  2,500       126,300
                                                                      ----------
                                                                       2,979,261
                                                                      ----------
   Technology - 8.71%
+  Cisco Systems                                             9,700       169,265
   Intel                                                     8,100       190,350
   Microsoft                                                 7,900       203,030
   National Semiconductor                                    7,800       176,514
+  Oracle                                                    7,900       100,172
                                                                      ----------
                                                                         839,331
                                                                      ----------
   Utilities - 2.96%
   Dominion Resources                                        1,300        98,904
   Exelon                                                    1,600        83,248
   FPL Group                                                 2,400       103,344
                                                                      ----------
                                                                         285,496
                                                                      ----------
--------------------------------------------------------------------------------
   Total Common Stock
   (cost $8,956,719)                                                   9,415,056
================================================================================


                                 2005 Annual Report o Delaware Pooled Trust   63

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS - 2.13%
  With BNP Paribas 3.92% 11/1/05 (dated 10/31/05, to
     be repurchased at $103,311, collateralized by
     $106,300 U.S. Treasury Bills due 1/19/06, market
     value $105,423)                                     $103,300   $   103,300
  With Cantor Fitzgerald 3.91% 11/1/05 (dated
     10/31/05, to be repurchased at $101,711,
     collateralized by $47,700 U.S. Treasury Bills
     due 4/27/06, market value $46,701, $33,900 U.S.
     Treasury Notes 2.50% due 5/31/06, market value
     $33,906 and $21,700 U.S. Treasury Notes 6.00%
     due 8/15/09, market value $23,133)                   101,700       101,700
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $205,000)                                                         205,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.80%
(COST $9,161,719)                                                     9,620,056
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -
   0.20%                                                                 19,470
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 556,130 SHARES OUTSTANDING;
   EQUIVALENT TO $17.33 PER SHARE - 100.00%                         $ 9,639,526
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited authorization
   - no par)                                                        $10,937,579
Undistributed net investment income                                      96,968
Accumulated net realized loss on investments                         (1,853,358)
Net unrealized appreciation of investments                              458,337
--------------------------------------------------------------------------------
Total net assets                                                    $ 9,639,526
================================================================================

ADR - American Depositary Receipts

+    Non-income producing security for the year ended October 31, 2005.

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust --
The All-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------

   COMMON STOCK - 96.28%
   Basic Industry/Capital Goods - 1.98%
   Graco                                                     3,600    $  123,372
   Newmont Mining                                            1,200        51,120
   Praxair                                                   2,300       113,643
                                                                      ----------
                                                                         288,135
                                                                      ----------
   Business Services - 6.25%
   Expeditors International Washington                       6,700       406,489
   First Data                                                7,300       295,285
   Paychex                                                   5,300       205,428
                                                                      ----------
                                                                         907,202
                                                                      ----------
   Consumer Non-Durables - 16.35%
   Best Buy                                                  1,200        53,112
 + Blue Nile                                                18,400       660,008
 + NetFlix                                                  41,300     1,090,733
   Staples                                                   6,200       140,926
   Tuesday Morning                                          10,300       247,097
   Walgreen                                                  4,000       181,720
                                                                      ----------
                                                                       2,373,596
                                                                      ----------
   Consumer Services - 31.82%D
 + Apollo Group Class A                                      1,800       113,436
 + eBay                                                      7,300       289,080
   GTECH Holdings                                           17,700       563,568
   IHOP                                                     10,800       509,976
   International Game Technology                            17,100       452,979
   Jackson Hewitt Tax Service                               21,000       519,120
 + Liberty Global Class C                                   21,200       502,864
 + MGM MIRAGE                                                3,300       123,321
   ServiceMaster                                            21,400       269,212
   Strayer Education                                         5,700       510,207
 + Weight Watchers International                             8,000       420,560
 + XM Satellite Radio Holdings Class A                      12,000       345,960
                                                                      ----------
                                                                       4,620,283
                                                                      ----------
   Energy - 0.51%
   EOG Resources                                             1,100        74,558
                                                                      ----------
                                                                          74,558
                                                                      ----------

See accompanying notes


64   Delaware Pooled Trust o 2005 Annual Report

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
   Financials- 5.19%
   Chicago Mercantile Exchange                              1,050    $   383,408
 + NETeller                                                10,300        125,647
   Plum Creek Timber                                        6,300        245,070
                                                                     -----------
                                                                         754,125
                                                                     -----------
   Health Care - 13.59%
   Allergan                                                 6,600        589,380
 + Genentech                                                4,600        416,760
 + Myogen                                                   3,500         70,175
   UnitedHealth Group                                       9,100        526,799
 + Zimmer Holdings                                          5,800        369,866
                                                                     -----------
                                                                       1,972,980
                                                                     -----------
   Technology - 20.59%
 + Intuit                                                   9,000        413,370
   Microsoft                                                3,600         92,520
 + NAVTEQ                                                  11,100        434,232
   QUALCOMM                                                17,000        675,920
 + SanDisk                                                 17,600      1,036,464
   Sprint                                                  12,600        293,706
 + Yahoo                                                    1,200         44,364
                                                                     -----------
                                                                       2,990,576
                                                                     -----------

--------------------------------------------------------------------------------
   Total Common Stock
   (cost $13,555,648)                                                 13,981,455
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 4.17%
 With BNP Paribas 3.92%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $305,533, collateralized by
    $314,200 U.S. Treasury
    Bills due 1/19/06,
    market value $311,640)                               $305,500       305,500
 With Cantor Fitzgerald 3.91%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $300,533, collateralized
    by $140,900 U.S. Treasury
    Bills due 4/27/06, market
    value $138,054, $100,200
    U.S. Treasury Notes 2.50%
    due 5/31/06, market
    value $100,229 and
    $64,100 U.S. Treasury
    Notes 6.00% due 8/15/09,
    market value $68,385)                                 300,500       300,500
--------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $606,000)                                                        606,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.45%
(COST $14,161,648)                                                  $14,587,455
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.45%)                                               (65,254)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 2,595,956
   SHARES OUTSTANDING; EQUIVALENT
   TO $5.59 PER SHARE - 100.00%                                     $14,522,201
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $19,945,134
Accumulated net realized loss
   on investments                                                    (5,848,740)
Net unrealized appreciation of investments                              425,807
--------------------------------------------------------------------------------
Total net assets                                                    $14,522,201
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

D Narrow industries are utilized for compliance purposes whereas broad sectors are used for reporting.

See accompanying notes


                                 2005 Annual Report o Delaware Pooled Trust   65

Delaware Pooled Trust -- The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------

   COMMON STOCK - 91.51%
   Basic Industries/Capital Goods - 7.40%
   Allegheny Technologies                                   8,800    $   252,648
   Graco                                                    8,500        291,295
   Joy Global                                               5,700        261,459
 + Mettler-Toledo International                             7,600        392,160
   Rowan                                                    6,700        221,033
                                                                     -----------
                                                                       1,418,595
                                                                     -----------
   Business Services - 7.70%
 + Dun & Bradstreet                                         4,200        265,944
   Expeditors International
   Washington                                               7,100        430,757
 + Fisher Scientific International                          6,200        350,300
   National Financial Partners                              2,800        126,644
   Robert Half International                                8,200        302,416
                                                                     -----------
                                                                       1,476,061
                                                                     -----------
   Consumer Durables - 3.64%
   Centex                                                   7,200        463,320
   KB HOME                                                  3,600        235,260
                                                                     -----------
                                                                         698,580
                                                                     -----------
   Consumer Non-Durables - 10.87%
 + Chico's FAS                                              3,700        146,298
   Michaels Stores                                          5,800        191,864
   Nordstrom                                               11,500        398,475
   Staples                                                 21,000        477,330
 + Starbucks                                                8,500        240,380
 + Urban Outfitters                                        15,600        441,948
 + Williams-Sonoma                                          4,800        187,728
                                                                     -----------
                                                                       2,084,023
                                                                     -----------
   Consumer Services - 8.09%
 + Cheesecake Factory                                       5,400        185,328
 + Getty Images                                               800         66,408
   Marriott International Class A                           8,200        488,884
   Royal Caribbean Cruises                                  6,000        248,640
   Starwood Hotels & Resorts Worldwide                      9,600        560,928
                                                                     -----------
                                                                       1,550,188
                                                                     -----------
   Energy - 3.13%
 + National Oilwell Varco                                   3,900        243,633
   Smith International                                     11,000        356,400
                                                                     -----------
                                                                         600,033
                                                                     -----------
   Financials - 9.41%
 + Affiliated Managers Group                                4,600    $   353,050
   Lehman Brothers Holdings                                 3,700        442,779
   Nuveen Investments                                       6,100        246,867
   PartnerRe                                                4,300        273,996
   Sovereign Bancorp                                        8,200        176,874
   UnumProvident                                           15,300        310,437
                                                                     -----------
                                                                       1,804,003
                                                                     -----------
   Health Care - 16.11%
 + American Pharmaceutical Partners                         4,600        198,030
 + Amylin Pharmaceuticals                                   3,900        131,040
 + Barr Pharmaceuticals                                     4,250        244,163
 + Caremark Rx                                              5,800        303,920
 + Cytyc                                                   11,500        291,525
   Dade Behring Holdings                                    5,400        194,454
 + Invitrogen                                               5,600        356,104
 + Kinetic Concepts                                         3,800        136,420
 + Medco Health Solutions                                   5,000        282,500
   Medicis Pharmaceutical Class A                           4,800        141,600
 + MGI PHARMA                                              14,500        272,020
 + Neurocrine Biosciences                                   6,300        332,766
   Shire Pharmaceuticals ADR                                5,700        204,288
                                                                     -----------
                                                                       3,088,830
                                                                     -----------
   Technology - 25.16% D
 + Amdocs                                                  12,000        317,640
   ASML Holding                                             9,900        168,102
 + Broadcom Class A                                         9,200        390,632
 + Cadence Design Systems                                  13,300        212,534
 + Check Point Software
   Technologies                                             9,700        216,892
 + Citrix Systems                                          10,000        275,700
 + Juniper Networks                                        17,100        398,943
 + Lam Research                                             4,900        165,326
   Linear Technology                                       13,000        431,730
 + Marvell Technology Group                                 5,900        273,819
 + Mercury Interactive                                      7,800        271,362
 + Network Appliance                                        9,900        270,864
 + NII Holdings                                             3,600        298,512
 + salesforce.com                                          12,500        312,375
   Satyam Computer Services ADR                             7,200        246,096
 + VeriSign                                                13,300        314,279
 + West                                                     6,600        260,370
                                                                     -----------
                                                                       4,825,176
                                                                     -----------

--------------------------------------------------------------------------------
   Total Common Stock
   (cost $14,487,946)                                                 17,545,489
================================================================================


66   Delaware Pooled Trust o 2005 Annual Report

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.72%
With BNP Paribas 3.92% 11/1/05 (dated 10/31/05, to
   be repurchased at $746,581, collateralized by
   $767,900 U.S. Treasury Bills due 1/19/06, market
   value $761,616)                                        $746,500   $   746,500
With Cantor Fitzgerald 3.91% 11/1/05 (dated
   10/31/05, to be repurchased at $734,580,
   collateralized by $344,300 U.S. Treasury Bills
   due 4/27/06, market value $337,388, $244,800 U.S.
   Treasury Notes 2.50% due 5/31/06, market value
   $244,948 and $156,700 U.S. Treasury Notes 6.00%
   due 8/15/09, market value $167,125)                     734,500       734,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,481,000)                                                      1,481,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.23%
(COST $15,968,946)                                                    19,026,489
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.77%                                            147,083
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 5,001,881
   SHARES OUTSTANDING; EQUIVALENT
   TO $3.83 PER SHARE - 100.00%                                      $19,173,572
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $14,976,963
Accumulated net realized gain on investments                           1,139,066
Net unrealized appreciation of investments                             3,057,543
--------------------------------------------------------------------------------
Total net assets                                                     $19,173,572
================================================================================

ADR - American Depositary Receipts

+    Non-income producing security for the year ended October 31, 2005.

# Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust - The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------
   COMMON STOCK - 98.73%
   Basic Industries/Capital Goods - 7.47%
   AMCOL International                                      31,700    $  644,144
   Bucyrus International Class A                            21,300       885,015
 + Mettler-Toledo International                             24,500     1,264,200
   MSC Industrial Direct Class A                            42,481     1,621,925
 + Paxar                                                    38,700       664,479
 + Rockwood Holdings                                        37,000       742,590
                                                                      ----------
                                                                       5,822,353
                                                                      ----------
   Business Services - 8.93%
 + Advisory Board                                           19,600       945,700
 + Bright Horizons Family Solutions                         28,606     1,143,382
 + Fisher Scientific International                          24,400     1,378,600
 + Monster Worldwide                                        59,000     1,935,790
 + Resources Connection                                     54,500     1,555,975
                                                                      ----------
                                                                       6,959,447
                                                                      ----------
   Communications - 5.73%
 + Avocent                                                  27,100       830,886
 + F5 Networks                                              19,200       998,976
 + Foundry Networks                                         76,000       906,680
 + Polycom                                                  60,200       921,060
 + Tekelec                                                  58,705       805,433
                                                                      ----------
                                                                       4,463,035
                                                                      ----------
   Consumer Durables - 1.42%
   Winnebago Industries                                     37,800     1,108,296
                                                                      ----------
                                                                       1,108,296
                                                                      ----------
   Consumer Non-Durables - 8.34%
 + Carter's                                                 35,100     2,216,565
 + Coach                                                    89,984     2,895,685
 + DSW Class A                                              19,700       410,154
 + Peet's Coffee & Tea                                      16,600       552,282
 + Tractor Supply                                            8,700       421,950
                                                                      ----------
                                                                       6,496,636
                                                                      ----------
   Consumer Services - 12.83%
 + Cheesecake Factory                                       31,823     1,092,165
   Four Seasons Hotels                                      13,800       740,094
 + Getty Images                                             21,671     1,798,910
 + Kerzner International                                    15,400       898,590
 + P.F. Chang's China Bistro                                12,900       590,046
 + Sonic                                                    50,675     1,466,535
 + Texas Roadhouse                                          38,732       609,642

See accompanying notes


                                 2005 Annual Report o Delaware Pooled Trust   67

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
 + West                                                    40,063    $ 1,580,485
 + Wynn Resorts                                            26,000      1,213,680
                                                                     -----------
                                                                       9,990,147
                                                                     -----------
   Energy - 2.35%
 + Cal Dive International                                   5,900        363,086
   Carbo Ceramics                                           8,850        523,566
 + Hydril                                                  14,200        942,028
                                                                     -----------
                                                                       1,828,680
                                                                     -----------
   Financials - 8.67%
   Allmerica Financial                                     19,900        758,190
   Aspen Insurance Holdings                                19,400        469,286
   City National                                           15,800      1,159,404
   Delphi Financial Group Class A                          17,050        798,622
   IPC Holdings                                            15,000        394,950
   PartnerRe                                               18,000      1,146,960
   UCBH Holdings                                           13,200        229,680
   Waddell & Reed Financial
      Class A                                              37,700        723,086
   Webster Financial                                       18,500        854,145
   Whitney Holding                                          8,100        218,700
                                                                     -----------
                                                                       6,753,023
                                                                     -----------
   Health Care - 19.70%
 + Align Technology                                        71,800        529,884
 + Amylin Pharmaceuticals                                  22,300        749,280
 + #Conceptus Restricted                                   56,500        580,255
 + CV Therapeutics                                         30,200        756,812
 + Cytyc                                                   34,200        866,970
 + Digene                                                  28,000        845,600
 + Encysive Pharmaceuticals                               102,300      1,074,150
 + Exelixis                                                47,400        366,402
 + First Horizon Pharmaceutical                            38,000        548,340
 + MGI Pharma                                              63,300      1,187,508
 + Nektar Therapeutics                                     62,968        948,298
 + Neurocrine Biosciences                                  17,400        919,068
 + Par Pharmaceuticals                                     21,700        561,596
 + Progenics Pharmaceuticals                               35,600        838,024
 + Protein Design Labs                                     63,300      1,773,666
 + Telik                                                   59,600        890,424
 + United Therapeutics                                     25,800      1,905,587
                                                                     -----------
                                                                      15,341,864
                                                                     -----------
   Technology - 19.45%
 + Akamai Technologies                                     62,000      1,075,080
 + American Reprographics                                  58,300        982,355
 + Cymer                                                   24,800        864,280
 + Fairchild Semiconductor Class A                         38,200        588,280
 + FormFactor                                              26,200        645,044
   Henry (Jack) & Associates                               53,030        953,479
 + Hyperion Solutions                                      21,500      1,039,740
 + Informatica                                             42,600    $   506,940
 + Integrated Device Technology                            63,970        632,024
 + Micromuse                                               65,500        469,635
 + NAVTEQ                                                  16,700        653,304
 + Opsware                                                150,600        774,084
 + Power Integrations                                      36,700        774,737
 + RSA Security                                            46,000        524,400
 + salesforce.com                                          51,300      1,281,987
 + Semtech                                                 22,300        336,284
 + Vishay Intertechnology                                  49,900        565,866
 + Websense                                                30,000      1,772,400
 + Wind River Systems                                      54,100        708,710
                                                                     -----------
                                                                      15,148,629
                                                                     -----------
  Transportation - 3.84%
  Hunt (J.B.) Transport                                    63,000      1,222,830
  UTi Worldwide                                            20,700      1,770,678
                                                                     -----------
                                                                       2,993,508
                                                                     -----------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $55,634,379)                                                  76,905,618
================================================================================

                                                           Principal
                                                            Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.74%
With BNP Paribas 3.92% 11/1/05 (dated 10/31/05, to be
   repurchased at $685,575, collateralized by $705,200
   U.S. Treasury Bills due 1/19/06, market
   value $699,391)                                          $685,500     685,500
With Cantor Fitzgerald 3.91% 11/1/05 (dated 10/31/05,
   to be repurchased at $674,573, collateralized by
   $316,100 U.S. Treasury Bills due 4/27/06, market
   value $309,823, $224,800 U.S. Treasury Notes 2.50%
   due 5/31/06, market value $224,936 and $143,900
   U.S. Treasury Notes 6.00% due 8/15/09, market
   value $153,470)                                           674,500     674,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,360,000)                                                      1,360,000
================================================================================


68   Delaware Pooled Trust o 2005 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.47%
(COST $56,994,379)                                                  $78,265,618
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.47%)                                              (370,004)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 5,038,169
   SHARES OUTSTANDING; EQUIVALENT
   TO $15.46 PER SHARE - 100.00%                                    $77,895,614
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $64,312,486
Accumulated net realized loss
   on investments                                                    (7,688,111)
Net unrealized appreciation of investments                           21,271,239
--------------------------------------------------------------------------------
Total net assets                                                    $77,895,614
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

# Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2005, the aggregate amount of the restricted security equals $580,255 or 0.74% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

See accompanying notes

Delaware Pooled Trust --
The Small-Cap Growth II Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                              Number     Market
                                                            of Shares     Value
--------------------------------------------------------------------------------
   COMMON STOCK - 94.58%

 - Basic Industries/Capital Goods - 3.08%
   Lincoln Electric Holdings                                     800    $ 31,656
 + NCI Building Systems                                          900      37,017
                                                                        --------
                                                                          68,673
                                                                        --------

   Business Services - 5.83%
 + Advisory Board                                                500      24,125
 + aQuantive                                                     600      12,990
 + HouseValues                                                 1,400      20,608
 + Portfolio Recovery Associates                                 900      35,010
 + Resources Connection                                        1,300      37,115
                                                                        --------
                                                                         129,848
                                                                        --------

   Consumer Non-Durables - 15.71%
 + America's Car-Mart                                            750      12,120
 + Carter's                                                      700      44,205
 + Coach                                                       2,400      77,232
 + Guitar Center                                                 700      36,477
 + Hibbett Sporting Goods                                      2,250      59,018
 + Tractor Supply                                                500      24,250
 + Urban Outfitters                                            2,200      62,326
 + Warnaco Group Class A                                       1,500      34,020
                                                                        --------
                                                                         349,648
                                                                        --------

   Consumer Services - 6.58%
 + BJ's Restaurants                                            2,000      43,400
 + Cheesecake Factory                                            800      27,456
 + First Cash Financial Services                               1,100      28,853
 + Sonic                                                       1,150      33,281
 + TRM                                                         1,000      13,510
                                                                        --------
                                                                         146,500
                                                                        --------

   Energy - 2.78%
 + Input/Output                                                2,900      22,272
 + SEACOR Holdings                                               300      21,489
 + W-H Energy Services                                           600      18,180
                                                                        --------
                                                                          61,941
                                                                        --------

   Financials- 8.57%
   American Equity
      Investment Life Holding                                  2,000      23,280
   Brookline Bancorp                                           1,200      16,860
   Delphi Financial Group Class A                              1,000      46,840
 + Euronet Worldwide                                             200       5,620


                                 2005 Annual Report o Delaware Pooled Trust   69

                                                            Number      Market
                                                          of Shares      Value
--------------------------------------------------------------------------------
   Midwest Banc Holdings                                      900     $   20,196
   RAIT Investment Trust                                      600         15,936
 + Signature Bank                                           1,200         34,800
   Strategic Hotel Capital                                  1,600         27,184
                                                                      ----------
                                                                         190,716
                                                                      ----------

   Health Care - 22.22%
 + Align Technology                                         2,500         18,450
 + Amylin Pharmaceuticals                                     600         20,160
 + Animas                                                   2,000         32,900
 + Conceptus                                                2,200         22,594
 + Conor Medsystems                                           800         17,952
 + CV Therapeutics                                          2,000         50,120
 + Digene                                                     700         21,140
 + Encysive Pharmaceuticals                                 2,400         25,200
 + Immucor                                                  1,300         33,696
 + Keryx Biopharmaceuticals                                 1,700         24,565
   Medicis Pharmaceutical Class A                             500         14,750
 + MGI Pharma                                               1,700         31,892
 + Micrus Endovascular                                      1,176         10,067
 + Nastech Pharmaceutical                                   2,100         28,014
 + Nektar Therapeutics                                      1,700         25,602
 + Protein Design Labs                                      1,300         36,426
 + Rigel Pharmaceuticals                                    1,000         22,450
 + SeraCare Life Sciences                                     700         14,250
 + United Therapeutics                                        600         44,316
                                                                      ----------
                                                                         494,544
                                                                      ----------

   Technology - 26.36%
 + Agile Software                                           2,200         15,620
 + Akamai Technologies                                      1,700         29,478
 + Cymer                                                      700         24,395
 + ESCO Technologies                                          500         21,630
 + F5 Networks                                                500         26,015
 + FormFactor                                                 700         17,234
 + Informatica                                              1,100         13,090
 + InPhonic                                                 1,400         20,244
 + Integrated Device Technology                             1,800         17,784
 + Jupitermedia                                               700         11,900
 + Marchex                                                  1,600         26,960
 + MatrixOne                                                4,000         20,160
 + Micromuse                                                1,500         10,755
 + NMS Communications                                       2,900         10,150
 + O2Micro International                                    1,900         24,890
 + Polycom                                                  1,600         24,480
 + Power Integrations                                       1,200         25,332
 + Redback Networks                                         2,300         24,173
 + Secure Computing                                         2,000         23,960
 + Semtech                                                    600          9,048
 + Serena Software                                          1,100         24,079
 + SiRF Technology Holdings                                   800         20,632
 + SupportSoft                                              2,900         11,629
 + Symmetricom                                              2,500     $   19,925
 + Tekelec                                                  1,200         16,464
 + Tessera Technologies                                       900         25,110
 + TIBCO Software                                           3,200         24,288
 + Websense                                                   800         47,263
                                                                      ----------
                                                                         586,688
                                                                      ----------

   Transportation - 3.45%
   Knight Transportation                                      950         25,850
 + Old Dominion Freight Line                                  700         24,773
 + Universal Truckload Services                             1,300         26,195
                                                                      ----------
                                                                          76,818
                                                                      ----------

--------------------------------------------------------------------------------
   Total Common Stock
   (cost $1,859,699)                                                   2,105,376
================================================================================

                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------
FEDERALAGENCY (DISCOUNTNOTE) - 4.27%

 ^ Freddie Mac 3.675% 11/2/05                              $95,000       94,990
--------------------------------------------------------------------------------
Total Federal Agency (Discount Note)
(cost $94,990)                                                           94,990
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.85%
(COST $1,954,689)                                                     2,200,366
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.15%                                               25,540
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 235,295
   SHARES OUTSTANDING;
   EQUIVALENT TO $9.46 - 100.00%                                     $2,225,906
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                                $1,985,880
Accumulated net realized loss
   on investments                                                        (5,651)
Net unrealized appreciation
   of investments                                                       245,677
--------------------------------------------------------------------------------
Total net assets                                                     $2,225,906
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

See accompanying notes


70   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust - The Smid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                              Number     Market
                                                            of Shares     Value
--------------------------------------------------------------------------------
   COMMON STOCK - 97.25%
   Basic Industries/Capital Goods - 6.44%
   Allegheny Technologies                                       900     $ 25,839
   Joy Global                                                   600       27,522
   MSC Industrial Direct Class A                                900       34,362
   Regal Beloit                                                 900       28,647
 + TurboChef Technologies                                     1,100       14,960
                                                                        --------
                                                                         131,330
                                                                        --------
   Business Services - 4.71%
 + Bright Horizons Family Solutions                             700       27,979
 + Fisher Scientific International                              500       28,250
 + Resources Connection                                       1,400       39,970
                                                                        --------
                                                                          96,199
                                                                        --------
   Consumer Durables - 3.00%
   Gentex                                                       600       11,292
 + Hovnanian Enterprises Class A                                500       22,495
   MDC Holdings                                                 400       27,440
                                                                        --------
                                                                          61,227
                                                                        --------
   Consumer Non-Durables - 9.33%
 + Coach                                                      2,400       77,232
 + Hibbett Sporting Goods                                       900       23,607
 + Orange 21                                                  2,100        7,518
 + Urban Outfitters                                           1,000       28,330
 + Warnaco Group Class A                                      1,500       34,020
 + Williams-Sonoma                                              500       19,555
                                                                        --------
                                                                         190,262
                                                                        --------
   Consumer Services - 9.04%
 + Cheesecake Factory                                           850       29,172
 + Getty Images                                                 400       33,204
   Host Marriott                                              1,400       23,506
 + P.F. Chang's China Bistro                                    200        9,148
   Royal Caribbean Cruises                                      600       24,864
 + Sonic                                                      1,100       31,834
 + Wynn Resorts                                                 700       32,676
                                                                        --------
                                                                         184,404
                                                                        --------
   Energy - 2.95%
 + Cal Dive International                                       500       30,770
 + Cooper Cameron                                               400       29,492
                                                                        --------
                                                                          60,262
                                                                        --------
   Financials- 8.82%
 + Affiliated Managers Group                                    400     $ 30,700
 + AmeriCredit                                                  800       17,880
   City National                                                400       29,352
   Nuveen Investments                                           700       28,329
   PartnerRe                                                    500       31,860
   Sovereign Bancorp                                            900       19,413
   UnumProvident                                              1,100       22,319
                                                                        --------
                                                                         179,853
                                                                        --------
   Health Care - 20.56%
 + American Pharmaceutical Partners                             500       21,525
 + Amylin Pharmaceuticals                                       600       20,160
 + Animas                                                     1,600       26,320
 + CV Therapeutics                                            1,900       47,614
   Dade Behring Holdings                                        600       21,606
 + Encysive Pharmaceuticals                                   1,900       19,950
 + Express Scripts Class A                                      300       22,623
 + First Horizon Pharmaceutical                               1,800       25,974
 + Immucor                                                    1,300       33,696
 + Invitrogen                                                   500       31,795
 + Kinetic Concepts                                             300       10,770
 + MGI Pharma                                                 1,700       31,892
 + Nastech Pharmaceutical                                     1,600       21,344
 + Protein Design Labs                                        1,400       39,228
 + Rigel Pharmaceuticals                                      1,000       22,450
 + Telik                                                      1,500       22,410
                                                                        --------
                                                                         419,357
                                                                        --------
   Technology - 29.68% D
 + Akamai Technologies                                        1,600       27,744
 + Amdocs                                                     1,200       31,764
 + Avocent                                                      700       21,462
 + Cadence Design Systems                                     1,400       22,372
 + C-COR                                                      3,200       17,056
 + Check Point Software
      Technologies                                            1,000       22,360
 + Citrix Systems                                             1,100       30,327
 + Cymer                                                        600       20,910
 + F5 Networks                                                  500       26,015
 + Faro Technologies                                          1,900       39,444
 + FormFactor                                                   700       17,234
   Henry (Jack) & Associates                                  1,100       19,778
 + Informatica                                                2,200       26,180
   Intersil                                                     900       20,484
 + Lam Research                                                 500       16,870
 + Mercury Interactive                                          900       31,311


                                 2005 Annual Report o Delaware Pooled Trust   71

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
 + O2Micro International                                   1,900     $   24,890
 + Perot Systems Class A                                   2,300         31,878
 + Polycom                                                 1,600         24,480
 + SafeNet                                                   800         26,536
 + salesforce.com                                          1,400         34,986
   Satyam Computer Services ADR                              700         23,926
 + TIBCO Software                                          3,200         24,288
 + Unica                                                   2,200         23,254
                                                                     -----------
                                                                        605,549
                                                                     -----------
   Transportation - 2.72%
   Hunt (J.B.) Transport                                   1,100         21,351
   UTi Worldwide                                             400         34,216
                                                                     -----------
                                                                         55,567
                                                                     -----------
--------------------------------------------------------------------------------
   Total Common Stock
   (cost $1,890,856)                                                   1,984,010
================================================================================

--------------------------------------------------------------------------------
   TOTAL MARKET VALUE OF SECURITIES - 97.25%
   (COST $1,890,856)                                                   1,984,010
================================================================================

--------------------------------------------------------------------------------
   RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.75%                                            56,018
================================================================================

--------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO 235,295
      SHARES OUTSTANDING;
      EQUIVALENT TO $8.67
      PER SHARE - 100.00%                                            $2,040,028
================================================================================

--------------------------------------------------------------------------------
   COMPONENTS OF NET ASSETS
      AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
   Shares of beneficial interest
      (unlimited authorization - no par)                             $1,989,246
   Accumulated net realized loss on investments                         (42,372)
   Net unrealized appreciation of investments                            93,154
--------------------------------------------------------------------------------
   Total net assets                                                  $2,040,028
================================================================================

ADR  - American Depositary Receipts

+    Non-income producing security for the year ended October 31, 2005.

D Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Delaware Pooled Trust -- The Real Estate
Investment Trust Portfolio II
Statement of Net Assets
October 31, 2005

                                                            Number      Market
                                                          of Shares     Value
--------------------------------------------------------------------------------
   COMMON STOCK - 104.65%
   Diversified REITs - 5.08%
   Vornado Realty Trust                                     34,700    $2,810,700
                                                                      ----------
                                                                       2,810,700
                                                                      ----------
   Health Care REITs - 3.42%
   Medical Properties Trust                                 68,000       607,920
   Ventas                                                   42,000     1,286,460
                                                                      ----------
                                                                       1,894,380
                                                                      ----------
   Hotel REITs - 5.72%
   Hersha Hospitality Trust                                 64,100       628,180
   Host Marriott                                            39,800       668,242
   LaSalle Hotel Properties                                 34,700     1,228,033
   Strategic Hotel Capital                                  37,900       643,921
                                                                      ----------
                                                                       3,168,376
                                                                      ----------
   Industrial REITs - 11.04%
   AMB Property                                             35,380     1,563,088
   Centerpoint Properties                                   12,800       583,168
   First Potomac Realty Trust                               24,100       610,694
   ProLogis                                                 78,100     3,358,300
                                                                      ----------
                                                                       6,115,250
                                                                      ----------
   Mall REITs - 17.24%
   CBL & Associates Properties                              39,900     1,490,265
   General Growth Properties                                65,200     2,769,696
   Mills                                                    24,300     1,300,050
   Simon Property Group                                     55,670     3,987,085
                                                                      ----------
                                                                       9,547,096
                                                                      ----------
   Manufactured Housing REITs - 1.90%
   Equity Lifestyle Properties                              24,900     1,054,017
                                                                      ----------
                                                                       1,054,017
                                                                      ----------
   Mortgage REITs - 3.79%
   KKR Financial                                            42,200       941,904
   MortgageIT Holdings                                      39,900       505,932
 # Peoples Choice                                           87,000       652,500
                                                                      ----------
                                                                       2,100,336
                                                                      ----------

See accompanying notes


72   Delaware Pooled Trust o 2005 Annual Report

                                                           Number       Market
                                                         of Shares      Value
--------------------------------------------------------------------------------
    Multifamily REITs - 15.23%
    AvalonBay Communities                                  27,000    $ 2,328,750
    Camden Property Trust                                  23,600      1,329,860
    Education Realty Trust                                 48,500        751,750
=+# Education Realty Trust PIPE                             9,750        144,279
    Essex Property Trust                                   18,800      1,689,744
    Post Properties                                        11,400        465,120
    United Dominion Realty Trust                           77,900      1,723,927
                                                                     -----------
                                                                       8,433,430
                                                                     -----------
    Office REITs - 23.78%
    Alexandria Real Estate
       Equities                                            22,700      1,835,295
    American Financial Realty
       Trust                                               80,000        984,800
    Biomed Realty Trust                                    24,000        600,240
    Brandywine Realty Trust                                76,000      2,082,400
    CarrAmerica Realty                                     26,590        875,609
    Equity Office Properties Trust                        101,611      3,129,620
    Reckson Associates Realty                              54,930      1,928,043
    SL Green Realty                                        25,480      1,733,404
                                                                     -----------
                                                                      13,169,411
                                                                     -----------
    Real Estate Operating Companies - 3.09%
  + Great Wolf Resorts                                     40,500        356,400
    Starwood Hotels & Resorts
       Worldwide                                           23,200      1,355,576
                                                                     -----------
                                                                       1,711,976
                                                                     -----------
    Self-Storage REITs - 2.32%
    U-Store-It Trust                                       61,500      1,282,890
                                                                     -----------
                                                                       1,282,890
                                                                     -----------
    Shopping Center REITs - 12.04%
    Developers Diversified Realty                          30,800      1,345,344
    Federal Realty Investment
       Trust                                               31,700      1,922,605
    Kite Realty Group Trust                                86,900      1,284,382
    Ramco-Gershenson
       Properties                                          29,600        821,104
    Regency Centers                                        23,300      1,297,111
                                                                     -----------
                                                                       6,670,546
                                                                     -----------

--------------------------------------------------------------------------------
    Total Common Stock
    (cost $48,025,268)                                                57,958,408
================================================================================

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 4.74%
With BNP Paribas 3.92% 11/1/05 (dated 10/31/05, to
   be repurchased at $1,323,844, collateralized by
   $1,361,600 U.S. Treasury Bills due 1/19/06,
   market value $1,350,442)                            $1,323,700   $ 1,323,700
With Cantor Fitzgerald 3.91% 11/1/05 (dated
   10/31/05, to be repurchased at $1,302,441,
   collateralized by $610,400 U.S. Treasury Bills
   due 4/27/06, market value $598,232, $434,100 U.S.
   Treasury Notes 2.50% due 5/31/06, market value
   $434,324 and $278,800 U.S. Treasury Notes 6.00%
   due 8/15/09, market value $296,333)                  1,302,300     1,302,300

--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,626,000)                                                     2,626,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 109.39%
(COST$50,651,268)                                                    60,584,408
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (9.39%)                                            (5,202,027)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 2,095,116
   SHARES OUTSTANDING; EQUIVALENT TO $26.43 PER SHARE
   - 100.00%                                                        $55,382,381
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $39,509,684
Undistributed net investment income                                   2,171,546
Accumulated net realized gain on investments                          3,768,011
Net unrealized appreciation of investments                            9,933,140
--------------------------------------------------------------------------------
Total net assets                                                    $55,382,381
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

# Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2005, the aggregate amount of the restricted securities equals $796,779 or 1.44% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

= Security is being fair valued in accordance with the Portfolio's fair valuation policy. See Note 1 in "Notes to Financial Statements." At October 31, 2005, one security was fair valued which represented 0.26% of the Portfolio's net assets.

PIPE - Public Investment Private Equity
REIT - Real Estate Investment Trust

See accompanying notes


                                 2005 Annual Report o Delaware Pooled Trust   73

Delaware Pooled Trust -- The Intermediate Fixed Income Portfolio
Statement of Net Assets
October 31, 2005

                                                          Principal     Market
                                                            Amount      Value
                                                           (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

  AGENCY ASSET-BACKED SECURITIES - 1.06%
 o Fannie Mae Grantor Trust
      Series 2004-T4 A2
      3.93% 2/25/20                                        $ 37,662   $   37,499
      Series 2004-T4 A3
      4.42% 8/25/24                                          50,000       49,560
 o Fannie Mae Whole Loan
      Series 2002-W11 AV1
      4.378% 11/25/32                                        23,349       23,353
   Nelnet Education Loan Funding
      Series 2001-A A1
      5.76% 7/1/12                                           56,667       57,661
--------------------------------------------------------------------------------
   Total Agency Asset-Backed
      Securities (cost $169,566)                                         168,073
================================================================================

   AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 8.09%

   Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41                                          24,526       26,708
      Series 2003-T1 A
      3.807% 11/25/12                                        62,369       60,073
   Fannie Mae Series 2003-122 AJ
      4.50% 2/25/28                                          26,074       25,600
   Fannie Mae Whole Loan
      Series 2004-W3 A2
      3.75% 5/25/34                                          80,000       78,836
      Series 2004-W9 2A1
      6.50% 2/25/44                                          46,897       48,006
   Freddie Mac
      Series 1490 CA
      6.50% 4/15/08                                          46,421       46,785
      Series 2326 ZQ
      6.50% 6/15/31                                         105,946      110,761
      Series 2480 EH
      6.00% 11/15/31                                          5,261        5,281
      Series 2550 QX
      4.75% 6/15/27                                          30,000       29,873
      Series 2552 KB
      4.25% 6/15/27                                          55,842       55,469
      Series 2627 KP
      2.87% 12/15/16                                         76,698       72,143
      Series 2662 MA
      4.50% 10/15/31                                         46,900       46,137
      Series 2890 PC
      5.00% 7/15/30                                          65,000       63,507
      Series 2902 LC
      5.50% 12/15/17                                       $ 45,000   $   45,382
      Series 2915 KP
      5.00% 11/15/29                                         35,000       34,253
      Series 2936 PC
      5.00% 9/15/30                                          60,000       58,569
 o Freddie Mac
      Series 19 F
      3.717% 6/1/28                                          25,360       25,270
   Freddie Mac Reference
      Series R001 AE
      4.375% 4/15/15                                         40,724       39,806
   Freddie Mac Stated Final
      Series GC 2.95% 12/15/09                              115,000      111,045
 D Freddie Mac Structured Pass Through Securities
      Series T-56 A2A
      2.842% 7/25/36                                            702          700
      Series T-58 1A2
      3.108% 5/25/35                                         22,335       22,186
      Series T-58 2A
      6.50% 9/25/43                                          43,974       44,943
   GNMA
      Series 2002-61 BA
      4.648% 3/16/26                                         82,215       81,332
      Series 2002-62 B
      4.763% 1/16/25                                        135,000      133,843
 o Vendee Mortgage Trust
      Series 2000-1 1A
      6.822% 1/15/30                                          9,803        9,980
--------------------------------------------------------------------------------
   Total Agency Collateralized Mortgage Obligations
   (cost $1,301,435)                                                   1,276,488
================================================================================

   AGENCY MORTGAGE-BACKED SECURITIES - 5.84%
   Fannie Mae
      5.50% 5/15/09                                          19,664       19,897
      5.73% 12/1/08                                          36,268       37,038
      6.50% 8/1/17                                           26,226       27,030
      6.765% 1/1/07                                          62,457       63,140
      8.50% 9/20/10                                          11,018       11,555
      9.00% 4/1/09                                            7,156        7,570
 o Fannie Mae ARM
      3.761% 8/1/34                                          71,572       71,224
      4.203% 12/1/33                                         87,460       89,355
      5.074% 8/1/35                                          49,766       48,862
   Fannie Mae FHAVA
      9.00% 6/1/09                                           21,279       22,821
      11.00% 12/1/15                                          2,365        2,602


74   Delaware Pooled Trust o 2005 Annual Report

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   Fannie Mae Relocation 30 yr
      5.00% 11/1/33                                          $ 24,819   $ 24,152
      5.00% 1/1/34                                             23,167     22,532
   Fannie Mae S.F. 15 yr
      4.00% 5/1/19                                             17,583     16,682
      8.00% 10/1/14                                            17,037     17,761
      8.50% 2/1/10                                             18,643     19,522
   Fannie Mae S.F. 15 yr TBA
      4.50% 11/1/20                                            60,000     58,031
   Fannie Mae S.F. 30 yr
      6.00% 10/1/33                                             7,358      7,427
      7.50% 12/1/10                                             7,983      8,172
      8.50% 5/1/11                                              5,069      5,338
      8.50% 8/1/12                                              4,661      4,872
      9.50% 4/1/18                                              2,743      3,028
o  Freddie Mac ARM
      3.732% 4/1/34                                            37,016     37,236
      3.857% 4/1/33                                            30,461     30,933
   Freddie Mac Balloon 5 yr
      4.00% 6/1/08                                             13,243     12,974
   Freddie Mac Relocation 15 yr
      3.50% 9/1/18                                             23,604     21,922
      3.50% 10/1/18                                             3,664      3,403
   Freddie Mac Relocation 30 yr
      5.00% 9/1/33                                             82,876     80,831
   Freddie Mac S.F. 15 yr
      8.50% 10/1/15                                            10,924     11,658
   Freddie Mac S.F. 30 yr
      7.00% 11/1/33                                            22,308     23,298
      8.00% 9/1/07                                              6,538      6,677
      8.25% 10/1/07                                            12,832     13,197
      9.25% 9/1/08                                              3,765      3,951
   GNMA Mobile Home
      6.75% 10/15/07                                           67,401     68,538
   GNMA S.F. 15 yr
      6.00% 1/15/09                                             5,771      5,906
      8.50% 8/15/10                                             2,723      2,820
   GNMA S.F. 30 yr
      7.50% 2/15/32                                             8,813      9,336
--------------------------------------------------------------------------------
   Total Agency Mortgage-Backed Securities
   (cost $939,850)                                                       921,291
================================================================================
   AGENCY OBLIGATIONS - 0.89%
   Fannie Mae
      4.00% 5/23/07                                            40,000     39,566
      6.25% 2/1/11                                             95,000    100,202
--------------------------------------------------------------------------------
   Total Agency Obligations
   (cost $143,956)                                                       139,768
================================================================================
   COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.47%
   Banc of America Commercial
   Mortgage Securities
   Series 2004-5 A3
   4.561% 11/10/41                                           $ 40,000   $ 38,672
   Series 2005-1 A3
   4.877% 11/10/42                                             55,000     54,423
o  Series 2005-5 A4
   5.115% 10/10/45                                             70,000     68,926
   Bear Stearns Commercial
   Mortgage Securities
#  Series 2004-ESA E 144A
   5.064% 5/14/16                                              50,000     50,012
o  Series 2005-T20 A4A
   5.303% 10/12/42                                             30,000     29,827
   Citigroup/Deutsche Bank
   Commercial Mortgage Trust
   Series 2005-C1 A4
   5.225% 9/15/20                                              35,000     35,000
   Series 2005-C1 AJ
   5.224% 9/15/20                                              15,000     14,879
D# Commercial Mortgage Pass
   Through Certificates
   Series 2001-J1A A2 144A
   6.457% 2/14/34                                              29,898     31,313
   First Union-Lehman Brothers-Bank of America
   Series 1998-C2 A2
   6.56% 11/18/35                                              46,179     47,598
   General Electric Capital
   Commercial Mortgage Trust
   Series 2002-1A A3
   6.269% 12/10/35                                             75,000     79,156
   Series 2005-C2 A2
   4.706% 5/10/43                                              60,000     59,035
   Series 2005-C3 A3FX
   4.863% 7/10/45                                             110,000    108,783
   General Motors Acceptance
   Corporation Commercial
   Mortgage Securities
   Series 1998-C2 A2
   6.42% 5/15/35                                               22,404     23,124
o  Greenwich Capital
   Commercial Funding
   Series 2005-GG3 A4
   4.799% 8/10/42                                              80,000     77,216
   Series 2005-GG5 A5
   5.224% 4/10/37                                              30,000     30,150
#  Hilton Hotel Pool Trust
   Series 2000 HLTA A1144A
   7.055% 10/3/15                                              18,629     19,619


                                 2005 Annual Report o Delaware Pooled Trust   75

                                                          Principal     Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
   JPMorgan Chase Commercial
   Mortgage Securities
   Series 2002-C1 A3
   5.376% 7/12/37                                          $ 35,000   $   35,356
   Series 2002-C2 A2
   5.05% 12/12/34                                            85,000       84,175
   Series 2003-C1 A2
   4.985% 1/12/37                                            90,000       88,795
o  Series 2005-CB11 A4
   5.335% 8/12/37                                            70,000       69,986
   Lehman Brothers-UBS Commercial
   Mortgage Trust
   Series 2002-C1 A4
   6.462% 3/15/31                                            85,000       90,986
   Series 2005-C5 A2
   4.885% 9/15/40                                            60,000       59,456
   Merrill Lynch Mortgage Trust
o  Series 2004-BPC1 A3
   4.467% 10/12/41                                           25,000       24,068
   Series 2005-CIP1 A2
   4.96% 7/12/38                                            115,000      114,072
o  Series 2005-CIP1 B
   5.274% 7/12/38                                            25,000       24,546
   Morgan Stanley Capital I
   Series 1998-XL1 A2
   6.45% 6/3/30                                               9,874        9,870
   Series 2005-HQ6 A2A
   4.882% 8/13/42                                            25,000       24,665
#o STRIPs III Series 2003-1A AFIX
   144A 3.308% 3/24/18                                       60,303       57,915
#  Tower Series 2004-2A A
   144A 4.232% 12/15/14                                      45,000       43,392
--------------------------------------------------------------------------------
   Total Commercial Mortgage-Backed Securities
   (cost $1,533,448)                                                   1,495,015
================================================================================
   CORPORATE BONDS - 32.24%
   Banking - 2.06%
   Frost National Bank
   6.875% 8/1/11                                            15,000       16,077
#  Mizuho Financial Group 144A
   5.79% 4/15/14                                            40,000       41,087
   Popular North America
   4.25% 4/1/08                                             55,000       54,076
o  RBS Capital Trust I
   4.709% 12/29/49                                         130,000      122,360
   Regions Financial
   6.375% 5/15/12                                           85,000       90,753
                                                                     ----------
                                                                        324,353
                                                                     ----------
   Basic Industries - 0.15%
   Lubrizol 4.625% 10/1/09                                $ 25,000   $   24,388
                                                                     ----------
                                                                         24,388
                                                                     ----------
   Brokerage - 1.98%
   Amvescap 4.50% 12/15/09                                  90,000       87,912
   Credit Suisse First Boston USA
      4.625% 1/15/08                                        20,000       19,917
   Franklin Resources
      3.70% 4/15/08                                         65,000       63,239
   Goldman Sachs
      5.25% 10/15/13                                        75,000       74,292
   Morgan Stanley
      4.75% 4/1/14                                          25,000       23,624
   Nuveen Investments
      5.00% 9/15/10                                         45,000       44,132
                                                                     ----------
                                                                        313,116
                                                                     ----------
   Capital Goods - 0.97%
   General Electric 5.00% 2/1/13                            90,000       89,376
   United Technologies
      4.875% 5/1/15                                         65,000       63,862
                                                                     ----------
                                                                        153,238
                                                                     ----------
   Communications - 4.41%
   BellSouth 4.20% 9/15/09                                  45,000       43,682
   Cox Communications
      4.625% 1/15/10                                        45,000       43,464
   GTE California
      7.65% 3/15/07                                         65,000       66,929
   InterActiveCorp
      6.75% 11/15/05                                       175,000      175,091
   SBC Communications
      4.125% 9/15/09                                        20,000       19,274
      5.10% 9/15/14                                         45,000       43,520
   Sprint Capital
      6.375% 5/1/09                                         60,000       62,280
   Telecom Italia Capital
      4.00% 1/15/10                                         35,000       33,302
   Telefonos de Mexico
      4.50% 11/19/08                                        85,000       83,373
   Thomson 5.75% 2/1/08                                     90,000       91,382
   Time Warner Entertainment
      8.375% 3/15/23                                        25,000       29,457
   Verizon Global 4.90% 9/15/15                              5,000        4,769
                                                                     ----------
                                                                        696,523
                                                                     ----------


76   Delaware Pooled Trust o 2005 Annual Report

                                                            Principal     Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   Consumer Cyclical - 3.67%
   Ford Motor Credit
      5.625% 10/1/08                                         $ 70,000   $ 65,431
      5.80% 1/12/09                                            50,000     45,825
      6.625% 6/16/08                                           35,000     33,583
 o General Motors Acceptance
      Corporation 5.10% 7/16/07                               130,000    127,121
   Home Depot 3.75% 9/15/09                                   115,000    110,603
   Jones Apparel 4.25% 11/15/09                                25,000     23,500
   May Department Stores
      3.95% 7/15/07                                            80,000     78,657
   Time Warner 8.18% 8/15/07                                   90,000     94,781
                                                                        --------
                                                                         579,501
                                                                        --------
   Consumer Non-Cyclical - 3.77%
   Amgen 4.00% 11/18/09                                        25,000     24,224
   Kraft Foods 4.125% 11/12/09                                155,000    149,861
   Kroger 6.375% 3/1/08                                        30,000     30,738
   Medco Health Solutions
      7.25% 8/15/13                                            45,000     48,811
   MedPartners
      7.375% 10/1/06                                           70,000     71,400
 # Quest Diagnostic 144A
      5.125% 11/1/10                                           20,000     19,982
   Safeway 6.15% 3/1/06                                        95,000     95,242
   Universal 6.50% 2/15/06                                     70,000     70,380
   UST 6.625% 7/15/12                                          30,000     30,792
   WellPoint
      3.75% 12/14/07                                           30,000     29,307
      4.25% 12/15/09                                           25,000     24,268
                                                                        --------
                                                                         595,005
                                                                        --------
   Electric - 3.71%
   Ameren 4.263% 5/15/07                                       55,000     54,276
   America Electric Power
      4.709% 8/16/07                                           65,000     64,666
   CC Fund Trust I
      6.90% 2/16/07                                            30,000     30,682
   Dominion Resources
    o 4.30% 9/28/07                                            50,000     50,030
      7.195% 9/15/14                                           35,000     38,640
   Duke Capital
      4.331% 11/16/06                                          45,000     44,658
   Pacific Gas & Electric
      3.60% 3/1/09                                             75,000     71,766
   Potomac Electric Power
      6.25% 10/15/07                                           55,000     56,352
 # Power Contract Financing
      144A 5.20% 2/1/06                                        18,346     18,368
   PSE&G Funding Trust I
      5.381% 11/16/07                                          40,000     40,167
   Southern California Edison
      5.00% 1/15/14                                          $ 65,000   $ 64,119
   TXU Energy 7.00% 3/15/13                                    50,000     52,140
                                                                        --------
                                                                         585,864
                                                                        --------
   Energy - 1.79%
   Apache Finance
      7.00% 3/15/09                                           105,000    113,069
   Halliburton 5.50% 10/15/10                                  30,000     30,656
   USX 9.125% 1/15/13                                          35,000     42,576
   Valero Energy
      6.125% 4/15/07                                           95,000     96,565
                                                                        --------
                                                                         282,866
                                                                        --------
   Finance Companies - 1.80%
   American General Finance
      4.875% 7/15/12                                           45,000     43,852
 # Residential Capital 144A
      6.375% 6/30/10                                           70,000     71,173
      6.875% 6/30/15                                           65,000     68,555
 # Sovrisc 144A
      4.625% 10/31/08                                         100,000     99,700
                                                                        --------
                                                                         283,280
                                                                        --------
   Insurance - 4.57%
 # Farmers Insurance Exchange
      144A 6.00% 8/1/14                                       125,000    124,923
 # Liberty Mutual 144A
      5.75% 3/15/14                                            55,000     53,034
   Marsh & McLennan
    o 4.27% 7/13/07                                            55,000     54,788
      5.15% 9/15/10                                            30,000     29,524
      5.375% 3/15/07                                           65,000     65,177
      5.375% 7/15/14                                            5,000      4,795
      5.75% 9/15/15                                            25,000     24,365
   MetLife 5.00% 6/15/15                                       35,000     34,074
 # Nippon Life Insurance
      144A 4.875% 8/9/10                                       55,000     53,972
#o Oil Insurance 144A
      5.15% 8/15/33                                           130,000    128,223
   St. Paul Travelers
      5.01% 8/16/07                                            65,000     64,842
 # TIAA Global Markets
   144A 2.75% 1/13/06                                          10,000      9,963
   Willis Group
      5.125% 7/15/10                                           45,000     44,552
      5.625% 7/15/15                                           30,000     29,491
                                                                        --------
                                                                         721,723
                                                                        --------


                                 2005 Annual Report o Delaware Pooled Trust   77

                                                          Principal      Market
                                                            Amount        Value
                                                           (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------
   Natural Gas - 1.03%
   Sempra Energy
      4.621% 5/17/07                                       $ 60,000   $   59,699
   Valero Logistics Operations
      6.05% 3/15/13                                         100,000      102,922
                                                                         -------
                                                                         162,621
                                                                         -------
   Real Estate - 0.37%
   Developers Diversified Realty
      4.625% 8/1/10                                          60,000       58,017
                                                                         -------
                                                                          58,017
                                                                         -------
   Technology - 1.06%
   Dell 6.55% 4/15/08                                        75,000       77,713
   Motorola 4.608% 11/16/07                                  90,000       89,595
                                                                         -------
                                                                         167,308
                                                                         -------
   Transportation - 0.90%
   Continental Airlines
      6.503% 6/15/11                                         60,000       57,220
 # Erac USA Finance
      144A 7.35% 6/15/08                                     80,000       84,277
                                                                         -------
                                                                         141,497
                                                                         -------
--------------------------------------------------------------------------------
   Total Corporate Bonds
   (cost $5,162,888)                                                   5,089,300
================================================================================

  MUNICIPAL BONDS - 1.85%
  California State Economic Recovery
     Series A 5.25% 7/1/13                                   65,000       71,418
  Colorado Department of Transportation
     Revenue Series B
     5.00% 12/15/12 (FGIC)                                   80,000       86,290
     5.00% 12/15/13 (FGIC)                                  125,000      134,831
--------------------------------------------------------------------------------
  Total Municipal Bonds
  (cost $293,110)                                                        292,539
================================================================================

   NON-AGENCY ASSET-BACKED SECURITIES - 11.35%
   Capital One Auto Finance Trust
      Series 2005-C A3
      4.61% 7/15/10                                          65,000       64,852
   Chase Funding Mortgage Loan Certificates
      Series 2002-3 1A6
      4.707% 9/25/13                                        105,000      104,079
      Series 2003-4 1A4
      3.303% 11/25/29                                        80,000       78,603
   Citibank Credit Card Issuance Trust
      Series 2003-A7 A7
      4.15% 7/7/17                                           45,000       42,039
   Countrywide Asset-Backed Certificates
    o Series 2004-9 AF2
      3.337% 9/25/23                                       $ 45,000     $ 44,695
      Series 2004-S1 A2
      3.872% 3/25/20                                         50,000       49,075
    o Series 2005-7 AF2
      4.367% 11/25/35                                        80,000       78,728
    o Series 2005-12 2A2
      4.898% 2/25/36                                         60,000       59,663
   EQCC Home Equity Loan Trust
      Series 1999-2 AF4
      6.753% 8/25/27                                         30,961       31,027
   Equity One ABS Series 2004-1
      AF3 3.054% 4/25/34                                     90,000       89,157
   Honda Automobile Receivables
      Owners Trust Series 2004-1 A4
      3.06% 10/21/09                                         10,000        9,737
   MBNA Credit Card Master Note
      Trust Series 2005-A3 A3
      4.10% 10/15/12                                         25,000       24,236
   Mid-State Trust
      Series 2004-1 A
      6.005% 8/15/37                                          4,006        4,095
      Series 2011 A1
      4.864% 7/15/38                                         29,203       27,465
   Navistar Financial Owner Trust
      Series 2002-B A4
      3.52% 10/15/09                                         43,839       43,509
 o Novastar Home Equity Loan
      Series 2004-4 A2B
      4.378% 3/25/35                                         75,000       75,170
   Onyx Acceptance Grantor Trust
      Series 2002-C A4
      4.07% 4/15/09                                          57,038       56,975
 o Option One Mortgage Loan Trust
      Series 2005-4 A3
      4.14% 11/25/35                                         75,000       75,000
   Peco Energy Transition Trust
      Series 1999-A A6
      6.05% 3/1/09                                           23,950       24,217
   Renaissance Home Equity Loan
      Trust Series 2004-4 AF2
      3.856% 2/25/35                                         50,000       49,284
 o Residential Asset Mortgage Products
      Series 2004-RS12 AII2
      4.268% 12/25/34                                       100,000      100,131
   Series 2004-RZ2 AI3
      4.30% 1/25/31                                          30,000       29,668
   Residential Asset Securities
      Series 1999-KS1 AI8
      6.32% 4/25/30                                          82,602       82,353


78   Delaware Pooled Trust o 2005 Annual Report

                                                          Principal      Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
      Series 1999-KS4 AI
      47.22% 6/25/28                                     $   26,268   $   26,425
   Residential Funding Mortgage
      Securities II
      Series 2005-HI1 A2
      3.89% 8/25/34                                          75,000       74,179
 o Series 2005-HI2 A1
      4.178% 5/25/35                                         70,740       70,746
   Series 2005-HI3 A2
      5.09% 9/25/35                                          65,000       64,683
 o Saxon Asset Securities Trust
      Series 2005-1 A2B
      4.258% 5/25/35                                         65,000       65,049
 # Sharp Net Interest Margin Trust
      Series 2003-HE1N 144A
      6.90% 11/25/33                                          2,400        2,397
 # Silverleaf Finance Series
      2005-A A
      144A 4.857% 11/15/16                                   49,082       48,720
   Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31                                         39,577       36,143
      Series 2005-NC1 A1
      3.645% 2/25/35                                         57,434       57,186
      Series 2005-NC1 A2
      3.92% 2/25/35                                          90,000       88,748
   WFS Financial Owner Trust
      Series 2002-1 A4A
      4.87% 9/20/09                                          13,432       13,440
--------------------------------------------------------------------------------
   Total Non-Agency Asset-Backed Securities
   (cost $1,807,790)                                                   1,791,474
================================================================================
   NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 14.50%
   Bank of America Alternative
      Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33                                         66,601       66,851
      Series 2004-2 1A1
      6.00% 3/25/34                                          58,746       58,966
      Series 2004-10 1CB1
      6.00% 11/25/34                                         16,895       17,074
      Series 2005-9 2A1
      4.75% 10/25/20                                         49,529       48,364
   Banc of America Mortgage
      Securities
    o Series 2003-D 1A2
      3.428% 5/25/33                                          3,496        3,490
    o Series 2003-I 2A4
      3.828% 10/25/33                                        50,000       49,623
    o Series 2004-A 1A1
      3.487% 2/25/34                                         26,387       26,191
    o Series 2004-E 1A1
      3.52% 6/25/34                                          53,749       53,006
   Banc of America Mortgage Securities
      Series 2005-9 5A1
      5.50% 10/25/20                                     $   34,749   $   35,097
    o Series 2005-F 2A3
      4.735% 7/25/35                                         67,198       66,253
    o Series 2005-I 2A1
      4.893% 10/25/35                                        94,488       94,489
 o Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2005-7 1A2
      4.75% 8/25/35                                          23,685       23,193
      Series 2005-10 A1
      4.75% 10/25/35                                         50,000       49,547
   Countrywide Alternative
      Loan Trust
      Series 2004-28CB 6A1
      6.00% 1/25/35                                          77,439       78,030
    o Series 2004-J7 1A2
      4.673% 8/25/34                                         40,000       39,830
    o Series 2005-63 3A1
      5.915% 11/25/35                                        60,000       60,628
Do Countrywide Home Loan
      Mortgage Pass Through Trust
      Series 2003-21 A1
      4.10% 5/25/33                                          12,573       12,412
   Credit Suisse First Boston
      Mortgage Securities
      Series 2003-29 5A1
      7.00% 12/25/33                                         26,563       27,194
      Series 2004-1 3A1
      7.00% 2/25/34                                          17,640       17,995
 o Deutsche Mortgage Securities
      Series 2004-4 1A2
      4.014/25/34                                             1,940        1,934
   First Horizon Alternative
      Mortgage Securities
      Series 2004-FA1 1A1
      6.25% 10/25/34                                         65,599       66,409
   First Horizon Asset Securities
      Series 2003-5 1A17
      8.00% 7/25/33                                          12,638       13,257
    o Series 2004-AR5 4A1
      5.698% 10/25/34                                        38,619       38,681
 # GSMPS Mortgage Loan
      Trust 144A
      Series 1998-3 A 144A
      7.75% 9/19/27                                          43,811       46,071
      Series 2005-RP1 1A3 144A
      8.00% 1/25/35                                          36,752       39,029
      Series 2005-RP1 1A4 144A
      8.50% 1/25/35                                          20,939       22,684
   GSR Mortgage Home Loan
      Trust
      Series 2004-2F 9A1
      6.00% 9/25/19                                          45,242       45,604


                                 2005 Annual Report o Delaware Pooled Trust   79

                                                          Principal     Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
 o JPMorgan Mortgage Trust
      Series 2005-A6 1A2
      5.157% 9/25/35                                     $   65,000   $   63,739
 o MASTR Adjustable Rate
      Mortgages Trust
      Series 2003-6 1A2
      2.902% 12/25/33                                        68,963       68,268
   MASTR Alternative Loans Trust
      Series 2003-9 1A1
      5.50% 12/25/18                                         46,233       46,319
 # MASTR Reperforming Loan Trust
      Series 2005-1 1A5 144A
      8.00% 8/25/34                                          68,848       73,014
 # MASTR Specialized Loan Trust
      Series 2005-2 A2 144A
      5.15% 7/25/35                                          42,131       41,710
   Nomura Asset Acceptance
    o Series 2004-AP2 A2
      4.099% 7/25/34                                         19,119       19,064
      Series 2005-WF1 2A2
      4.786% 3/25/35                                         75,000       73,911
   Preliminary Deal Model
      AM-16 MB
      5.50% 11/25/35                                         60,000       60,459
   Prime Mortgage Trust
      Series 2004-2 A2
      4.75% 11/25/19                                         49,497       48,783
   Residential Asset
      Mortgage Products
      Series 2004-SL1 A3
      7.00% 11/25/31                                         32,777       33,539
      Series 2004-SL4 A3
      6.50% 7/25/32                                          37,405       38,022
 o Structured Adjustable Rate
      Mortgage Loan Trust
      Series 2004-18 5A
      5.50% 12/25/34                                         38,192       38,049
      Series 2005-3XS A2
      4.288% 1/25/35                                         50,000       50,003
   Structured Asset Securities
 o Series 2002-22H 1A
      6.991% 11/25/32                                        11,882       12,070
      Series 2004-12H 1A
      6.00% 5/25/34                                          38,439       38,415
 o Thornburg Mortgage Securities
      Trust Series 2005-3 A1
      4.268% 10/25/35                                        59,568       59,568
   Washington Mutual Alternative
      Mortgage Pass-Through
      Certificates Series 2005-9 3CB
      5.50% 10/25/20                                         30,000       30,098
 o Washington Mutual
      Series 2003-AR4 A7
      3.95% 5/25/33                                      $   32,946   $   32,185
      Series 2003-AR9 1A7
      4.055% 9/25/33                                         38,962       38,232
      Series 2004-AR4 A2
      2.98% 6/25/34                                          75,000       73,787
      Series 2005-AR3 A1
      4.65% 3/25/35                                          80,494       79,178
 o Wells Fargo Mortgage
      Backed Securities Trust
      Series 2004-DD 2A3
      4.524% 1/25/35                                         55,000       54,036
      Series 2004-I 1A1
      3.399% 7/25/34                                         64,630       64,454
      Series 2004-TA1
      3.451% 9/25/34                                         50,116       49,790
--------------------------------------------------------------------------------
   Total Non-Agency Collateralized Mortgage Obligations
   (cost $2,313,296)                                                   2,288,595
================================================================================
   U.S. TREASURY OBLIGATIONS - 12.38%
 ^ U.S. Treasury Bill
      3.786% 3/30/06                                         35,000       34,441
   U.S. Treasury Inflation
      Index Notes
      0.875% 4/15/10                                        114,019      109,610
      1.625% 1/15/15                                         35,994       34,927
      1.875% 7/15/15                                         55,523       54,976
    A 2.00% 1/15/14                                         138,156      138,583
      3.00% 7/15/12                                         278,498      297,874
   U.S. Treasury Notes
      1.625% 2/28/06                                         15,000       14,886
      3.625% 4/30/07                                         30,000       29,675
      3.625% 6/30/07                                        100,000       98,793
      3.75% 3/31/07                                         135,000      133,850
      3.875% 9/15/10                                         50,000       48,707
      4.125% 8/15/10                                        295,000      290,621
      4.25% 8/15/15                                         365,000      356,275
 ^ U.S. Treasury Strip
      4.198% 11/15/13                                       450,000      311,711
--------------------------------------------------------------------------------
   Total U.S. Treasury Obligations
   (cost $1,991,328)                                                   1,954,929
================================================================================


80   Delaware Pooled Trust o 2005 Annual Report

                                                        Principal      Market
                                                         Amount         Value
                                                         (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.06%
With BNP Paribas 3.92% 11/1/05 (dated 10/31/05, to
   be repurchased at $243,527, collateralized by
   $250,400 U.S. Treasury Bills due 1/19/06, market
   value $248,378)                                     $  243,500   $   243,500
With Cantor Fitzgerald 3.91% 11/1/05
   (dated 10/31/05, to be repurchased at $239,526,
   collateralized by $112,300 U.S. Treasury Bills
   due 4/27/06, market value $110,033, $79,800 U.S.
   Treasury Notes 2.50% due 5/31/06, market value
   $79,885 and $51,100 U.S. Treasury Notes 6.00%
   due 8/15/09, market value $54,505)                     239,500       239,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $483,000)                                                         483,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.73%
(COST $16,139,667)                                                   15,900,472
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (0.73%)                                                    (114,558)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING;            1,584,775
   EQUIVALENT TO $9.96
   PER SHARE - 100.00%                                              $15,785,914
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $16,388,519
Accumulated net realized loss on investments                           (332,906)
Net unrealized depreciation of investments                             (269,699)
--------------------------------------------------------------------------------
Total net assets                                                    $15,785,914
================================================================================

^    Zero coupon security. The rate shown is the yield at the time of purchase.

A    Fully or partially pledged as collateral for financial futures contracts.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 7.91% of net assets. See Note 11 in "Notes to Financial Statements."

o Variable rate securities. The interest rate shown is the rate as of October 31, 2005.

D Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:

ARM - Adjustable Rate Mortgage
FGIC - Insured by the Financial Guaranty Insurance Company
FHAVA - Federal Housing Administration & Veterans Administration
GNMA - Government National Mortgage Association
TBA - To be announced
S.F. - Single Family
yr - Year

The following futures contracts and swap agreements were outstanding at October 31, 2005:

Futures Contracts(1)

                                                                  Unrealized
     Contracts           Notional      Notional    Expiration    Appreciation
   to Buy (Sell)     Cost (Proceeds)     Value        Date      (Depreciation)
------------------   --------------   ----------   ----------   --------------
(7) U.S. Treasury
   10 year notes       $ (761,682)    $ (759,172)   12/30/05       $  2,510
15 U.S. Treasury
   5 year notes         1,615,612      1,588,359    12/30/05        (27,253)
                                                                   --------
                                                                   $(24,743)
                                                                   ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

Swap Agreements(2)

Notional   Expiration                                                Unrealized
 Amount       Date                     Description                  Depreciation
--------   ----------   -----------------------------------------   ------------
$515,000     1/1/06     Agreement with Goldman Sachs to receive       $(5,761)
                        the notional amount multiplied by the
                        return on the Lehman Brothers Commercial
                        MBS Index Aaa and to pay the notional
                        amount multiplied by the 3 month BBA
                        LIBOR adjusted by a spread of plus 0.05%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amount shown above.

(1)  See Note 8 in "Notes to Financial statements."

(2)  See Note 9 in "Notes to Financial statements."

See accompanying notes


                                 2005 Annual Report o Delaware Pooled Trust   81

Delaware Pooled Trust -- The Core Focus Fixed Income Portfolio
Statement of Net Assets
October 31, 2005

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   AGENCY ASSET-BACKED SECURITIES - 0.27%
 o Fannie Mae Grantor Trust
      Series 2004-T4 A2
      3.93% 2/25/20                                          $29,293    $ 29,166
      Series 2004-T4 A3
      4.42% 8/25/24                                           20,000      19,824
--------------------------------------------------------------------------------
   Total Agency Asset-Backed Securities
   (cost $49,302)                                                         48,990
================================================================================

   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.25%
   Fannie Mae
      Series 1996-46 ZA
      7.50% 11/25/26                                          12,166      12,877
      Series 2002-90 A1
      6.50% 6/25/42                                            5,542       5,667
      Series 2002-90 A2
      6.50% 11/25/42                                          20,139      20,628
      Series 2003-122 AJ
      4.50% 2/25/28                                           22,815      22,400
   Fannie Mae Grantor Trust
      Series 2001-T8 A2
      9.50% 7/25/41                                           14,492      15,782
      Series 2002-T4 A3
      7.50% 12/25/41                                          10,068      10,543
   Fannie Mae Whole Loan
      Series 2003-W14 1A5
      4.71% 9/25/43                                            2,629       2,621
      Series 2004-W3 A2
      3.75% 5/25/34                                           55,000      54,199
      Series 2004-W9 2A1
      6.50% 2/25/44                                           12,506      12,802
      Series 2004-W11 1A2
      6.50% 5/25/44                                           25,873      26,489
   Freddie Mac Reference
      Series R001 AE
      4.375% 4/15/15                                          45,249      44,228
   Freddie Mac
      Series 1730 Z 7.00%
      5/15/24                                                $17,737    $ 18,546
      Series 2326 ZQ
      6.50% 6/15/31                                           33,108      34,613
      Series 2480 EH
      6.00% 11/15/31                                           2,833       2,844
      Series 2550 QX
      4.75% 6/15/27                                           25,000      24,894
      Series 2662 MA
      4.50% 10/15/31                                          36,077      35,490
      Series 2872 GC
      5.00% 11/15/29                                          30,000      29,320
      Series 2890 PC
      5.00% 7/15/30                                           45,000      43,966
      Series 2902 LC
      5.50% 12/15/17                                          35,000      35,297
      Series 2915 KP
      5.00% 11/15/29                                          25,000      24,466
      Series 2936 PC
      5.00% 9/15/30                                           40,000      39,046
      Series 3022 MB
      5.00% 12/15/28                                          25,000      24,661
 D Freddie Mac Structured Pass Through Securities
      Series T-54 2A
      6.50% 2/25/43                                            7,674       7,835
      Series T-56 A2A
      2.842% 7/25/36                                             983         980
      Series T-58 1A2
      3.108% 5/25/35                                           8,122       8,068
      Series T-58 2A
      6.50% 9/25/43                                           18,107      18,506
      GNMA Series 2002-62 B
      4.763% 1/16/25                                           5,000       4,957
--------------------------------------------------------------------------------
   Total Agency Collateralized Mortgage Obligations
   (cost $590,009)                                                       581,725
================================================================================

   AGENCY MORTGAGE-BACKED SECURITIES - 19.84%
   Fannie Mae
      5.73% 12/1/08                                           22,667      23,149
      6.202% 5/1/09                                            7,717       7,920
      6.50% 8/1/17                                            18,733      19,307
      6.765% 1/1/07                                           22,306      22,550
   Fannie Mae Relocation 30 yr.
      5.00% 11/1/33                                           12,410      12,076
      5.00% 1/1/34                                            15,557      15,115
      5.00% 8/1/34                                            17,734      17,230
      5.00% 11/1/34                                           70,635      68,627


82   Delaware Pooled Trust o 2005 Annual Report

                                                          Principal     Market
                                                           Amount       Value
                                                           (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   Fannie Mae S.F. 15 yr.
      4.50% 8/1/19                                         $ 18,937   $   18,333
      5.00% 10/1/18                                          27,629       27,283
      5.00% 2/1/19                                           42,066       41,527
      5.00% 1/1/20                                           27,611       27,258
      5.00% 6/1/20                                            4,898        4,835
      7.00% 11/1/14                                           6,643        6,938
   Fannie Mae S.F. 15 yr. TBA
      4.50% 11/1/20                                         905,000      875,304
      5.00% 11/1/20                                         235,000      231,842
      5.50% 11/1/20                                         320,000      322,199
   Fannie Mae S.F. 20 yr.
      5.50% 8/1/25                                           39,221       38,951
   Fannie Mae S.F. 30 yr.
      5.00% 3/1/34                                           67,981       65,687
      5.00% 5/1/34                                           23,714       22,876
      5.00% 1/1/35                                           37,999       36,657
      5.00% 5/1/35                                           62,607       60,279
      5.00% 6/1/35                                          102,917       99,090
      5.50% 3/1/29                                           36,763       36,372
      5.50% 4/1/29                                           34,067       33,705
      5.50% 2/1/35                                          154,255      152,327
      5.50% 5/1/35                                          139,536      137,748
      6.00% 9/1/34                                            4,282        4,321
      6.00% 11/1/34                                          31,457       31,742
      6.50% 7/1/32                                           24,938       25,640
      6.50% 11/1/33                                          51,161       52,536
      6.50% 2/1/34                                           23,620       24,255
      7.00% 12/1/34                                          18,653       19,504
      7.00% 6/1/35                                            9,453        9,884
      7.00% 7/1/35                                           12,386       12,952
      7.50% 4/1/32                                            8,080        8,532
      7.50% 6/1/34                                           69,326       73,204
   Fannie Mae S.F. 30 yr. TBA
      5.00% 11/1/35                                         120,000      115,500
      5.50% 11/1/35                                         170,000      167,716
      6.00% 11/1/35                                         230,000      232,012
      7.00% 11/1/35                                          25,000       26,141
      7.50% 11/1/35                                          55,000       58,059
 o Freddie Mac ARM
      3.734% 4/1/34                                          16,825       16,925
   Freddie Mac Relocation 30 yr.
      5.00% 9/1/33                                           43,411       42,340
   Freddie Mac S.F. 20 yr.
      5.50% 8/1/24                                           74,141       73,701
      5.50% 9/1/24                                           50,856       50,554
   Freddie Mac S.F. 30 yr.
     5.50% 11/1/33                                           55,482       54,875
     6.50% 10/1/33                                            9,241        9,478
     7.00% 11/1/33                                           10,296       10,753
   GNMA S.F. 30 yr.
     7.50% 1/15/32                                            9,488       10,051
--------------------------------------------------------------------------------
   Total Agency Mortgage-Backed Securities
   (cost $3,605,631)                                                   3,555,860
================================================================================
   AGENCY OBLIGATIONS - 3.16%
   Fannie Mae
      3.125% 12/15/07                                      $190,000     $184,221
 ^    5.151% 10/9/1                                          15,000        7,012
   Federal Home Loan Bank
      4.25% 9/14/07                                         135,000      133,968
      4.875% 11/15/06                                        10,000       10,030
 ^ Financing Corporation
      Principal Strip PRN2
      4.78% 11/30/17                                         60,000       32,825
   Freddie Mac
      3.75% 8/3/07                                           15,000       14,769
      4.125% 4/2/07                                         185,000      183,893
--------------------------------------------------------------------------------
   Total Agency Obligations
   (cost $572,253)                                                       566,718
================================================================================
   COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.26%
   Bank of America Commercial
      Mortgage Securities
      Series 2004-5 A3
      4.561% 11/10/41                                        25,000       24,170
      Series 2005-1 A3
      4.877% 11/10/42                                        55,000       54,423
   o Series 2005-5 A4
      5.115% 10/10/45                                        60,000       59,080
 o Bear Stearns Commercial
      Mortgage Securities
      Series 2005-T20 A4A
      5.303% 10/1/43                                         35,000       34,798
 o Citigroup/Deutsche Bank
      Commercial Mortgage Trust
      Series 2005-C1 A4
      5.225% 7/15/44                                         40,000       40,000
      Series 2005-C1 AJ
      5.225% 7/15/44                                         20,000       19,838
 # Commercial Mortgage Pass
      Through Certificates
      Series 2001-J1A A2 144A
      6.457% 2/14/34                                         24,915       26,094
 # Crown Castle Towers
      Series 2005-1A C 144A
      5.074% 6/15/35                                         25,000       24,315
   First Union-Lehman
      Brothers-Bank of America
      Series 1998-C2 A2
      6.56% 11/18/35                                         55,415       57,118
   General Electric Capital
      Commercial Mortgage
      Series 2002-1A A3
      6.269% 12/10/35                                        35,000       36,939
      Series 2005-C2 A2
      4.706% 5/10/43                                         60,000       59,035
      Series 2005-C3 A3FX
      4.863% 7/10/45                                        100,000       98,894


                                 2005 Annual Report o Delaware Pooled Trust   83

                                                          Principal     Market
                                                           Amount        Value
                                                           (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   General Motors Acceptance
      Corporation Commercial
      Mortgage Securities
      Series 1998-C2 A2
      6.42% 5/15/35                                       $150,984    $  155,837
 o Greenwich Capital
      Commercial Funding
      Series 2005-GG5 A5
      5.224% 4/10/37                                        35,000        35,175
 # Hilton Hotel Pool Trust
      Series 2000-HLTA A1 144A
      7.055% 10/31/15                                       15,524        16,349
   JPMorgan Chase Commercial
      Mortgage Securities
      Series 2002-C1 A3
      5.376% 7/12/37                                        15,000        15,152
      Series 2003-C1 A2
      4.985% 1/12/37                                        70,000        69,063
  o Series 2005-CB11 A4
      5.335% 8/12/37                                        80,000        79,984
  Lehman Brothers-UBS
      Commercial Mortgage Trust
      Series 2002-C1 A4
      6.462% 3/15/31                                        40,000        42,817
      Series 2005-C5 A2
      4.885% 9/15/40                                        45,000        44,592
  Merrill Lynch Mortgage Trust
      Series 2005-CIP1 A2
      4.96% 7/12/38                                         80,000        79,355
 o Series 2005-CIP1 B
      5.275% 7/12/38                                        25,000        24,546
   Morgan Stanley Capital I
      Series 2005-HQ6 A2A
      4.882% 8/13/42                                        25,000        24,665
--------------------------------------------------------------------------------
  Total Commercial Mortgage-Backed Securities
  (cost $1,142,181)                                                    1,122,239
================================================================================
   CORPORATE BONDS - 22.34%
   Banking - 2.24%
 # Banco Santander 144A
   o 4.148% 12/9/09                                       $ 15,000    $   14,961
      5.375% 12/9/14                                        15,000        14,836
 o Barclays Bank
      6.278% 12/29/49                                       10,000         9,480
   Citigroup 5.875% 2/22/33                                 50,000        49,994
   Credit Suisse First Boston USA
      6.125% 11/15/11                                       50,000        52,435
   Popular North America
      4.25% 4/1/08                                          45,000        44,244
   Popular North America
      Capital Trust
      6.564% 9/15/34                                        30,000        30,129
 o#Rabobank Capital
      Funding II 144A
      5.26% 12/29/49                                        30,000        29,758
 o RBS Capital Trust I
      4.709% 12/29/49                                       45,000        42,356
   Regions Financial
     o 3.827% 8/8/08                                        35,000        35,032
      6.375% 5/15/12                                        40,000        42,707
      7.00% 3/1/11                                           5,000         5,451
 o # Resona Preferred 144A
      7.191% 12/29/49                                       30,000        30,617
                                                                      ----------
                                                                         402,000
                                                                      ----------
   Basic Industries - 0.55%
   Barrick Gold Finance
      7.50% 5/1/07                                          15,000        15,558
 # Codelco 144A
      5.625% 9/21/35                                        25,000        23,853
   Lubrizol
      4.625% 10/1/09                                        20,000        19,511
   Temple-Inland
      5.003% 5/17/07                                        40,000        39,788
                                                                      ----------
                                                                          98,710
                                                                      ----------
   Brokerage - 0.85%
   Amvescap
      4.50% 12/15/09                                        15,000        14,652
   Franklin Resources
      3.70% 4/15/08                                         20,000        19,458
   Goldman Sachs Group
      6.345% 2/15/34                                        50,000        50,304
   Morgan Stanley
      4.75% 4/1/14                                          30,000        28,348
   Nuveen Investments
      5.00% 9/15/10                                         40,000        39,228
                                                                      ----------
                                                                         151,990
                                                                      ----------


84   Delaware Pooled Trust o 2005 Annual Report

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   Capital Goods - 0.33%
   General Electric
      5.00% 2/1/13                                           $ 55,000   $ 54,619
   York International
      6.625% 8/15/06                                            5,000      5,056
                                                                        --------
                                                                          59,675
                                                                        --------
   Communications - 2.86%
   BellSouth
      4.20% 9/15/09                                            15,000     14,561
      6.00% 11/15/34                                            5,000      4,827
   Cox Communications
      4.625% 1/15/10                                           10,000      9,659
   GTE California
      7.65% 3/15/07                                            30,000     30,890
   InterActiveCorp
      6.75% 11/15/05                                           72,000     72,038
   SBC Communications
      4.125% 9/15/09                                           10,000      9,637
      6.15% 9/15/34                                            40,000     39,203
   Sprint Capital
   SS 4.78% 8/17/06                                            35,000     34,991
      6.375% 5/1/09                                             5,000      5,190
      8.375% 3/15/12                                           15,000     17,329
      8.75% 3/15/32                                            35,000     45,406
   Telecom Italia Capital
      4.00% 1/15/10                                            35,000     33,302
   Telefonos de Mexico
      4.50% 11/19/08                                           55,000     53,947
   Thomson
      5.75% 2/1/08                                             35,000     35,537
   Time Warner Entertainment
      8.375% 3/15/23                                           10,000     11,783
   Verizon Global
      5.85% 9/15/35                                            10,000      9,384
   Verizon Wireless
      5.375% 12/15/06                                          85,000     85,491
                                                                        --------
                                                                         513,175
                                                                        --------
   Consumer Cyclical - 2.41%
   Centex
    o 3.95% 8/1/07                                             40,000     40,067
      4.875% 8/15/08                                           35,000     34,715
 o DaimlerChrysler Holdings
      4.78% 10/31/08                                           35,000     35,010
   Darden Restaurants
      6.00% 8/15/35                                             5,000      4,620
   Ford Motor
      7.45% 7/16/31                                            15,000     11,100
   Ford Motor Credit
      5.625% 10/1/08                                           10,000      9,347
      5.70% 1/15/10                                            15,000     13,510
      6.625% 6/16/08                                           40,000     38,381
   General Motors Acceptance
      Corporation
    o 5.10% 7/16/07                                          $ 25,000   $ 24,446
      6.75% 12/1/14                                            40,000     38,313
   Johnson Controls
      5.00% 11/15/06                                           15,000     14,996
   Jones Apparel
      4.25% 11/15/09                                           10,000      9,400
   Lowe's
      7.50% 12/15/05                                           40,000     40,129
   May Department Stores
      3.95% 7/15/07                                            25,000     24,580
   Tandy
      6.95% 9/1/07                                             20,000     20,612
   Time Warner
      8.18% 8/15/07                                            65,000     68,453
   Wendy's International
      6.35% 12/15/05                                            5,000      5,009
                                                                        --------
                                                                         432,688
                                                                        --------
   Consumer Non-Cyclical - 2.17%
   Altria Group
      7.65% 7/1/08                                             45,000     47,877
   Amgen
      4.00% 11/18/09                                            5,000      4,845
   Kraft Foods
      4.125% 11/12/09                                          70,000     67,680
   Kroger Company
      6.375% 3/1/08                                            35,000     35,861
   Medco Health Solutions
      7.25% 8/15/13                                            15,000     16,270
   MedPartners
      7.375% 10/1/06                                           90,000     91,801
 # Medtronic 144A
      4.75% 9/15/15                                            15,000     14,500
 # Quest Diagnostic 144A
      5.125% 11/1/10                                           15,000     14,987
   Safeway
      6.15% 3/1/06                                             30,000     30,076
   Universal
      6.50% 2/15/06                                            15,000     15,081
   UST
      6.625% 7/15/12                                           25,000     25,660
   WellPoint
      3.75% 12/14/07                                           15,000     14,653
      4.25% 12/15/09                                           10,000      9,707
                                                                        --------
                                                                         388,998
                                                                        --------
   Electric - 4.18%
   Ameren
      4.263% 5/15/07                                           25,000     24,671
SS America Electric Power
      4.709% 8/16/07                                           35,000     34,820
   Appalachian Power
      4.40% 6/1/10                                             60,000     58,084


                                 2005 Annual Report o Delaware Pooled Trust   85

                                                            Principal     Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------
   Arizona Public Service
      5.50% 9/1/35                                           $ 20,000   $ 18,539
   Avista
      7.75% 1/1/07                                             20,000     20,586
   CC Fund Trust I
      6.90% 2/16/07                                            20,000     20,455
   Detroit Edison
      5.70% 10/1/37                                            55,000     52,814
   Dominion Resources
     o4.30% 9/28/07                                            25,000     25,015
      7.195% 9/15/14                                           25,000     27,600
   Duke Capital
      4.331% 11/16/06                                          30,000     29,772
      5.668% 8/15/14                                           40,000     39,897
   FPL Group Capital
      4.086% 2/16/07                                           25,000     24,781
   Georgia Power
      4.875% 7/15/07                                           25,000     25,032
   National Rural Utilities
      Cooperative Finance
      3.875% 2/15/08                                           20,000     19,606
   Pepco Holdings
      5.50% 8/15/07                                            35,000     35,303
 # Power Contract Financing 144A
      6.256% 2/1/10                                            25,000     25,425
   PSEG Funding Trust I
      5.381% 11/16/07                                          80,000     80,335
 o SCANA
      4.02% 3/1/08                                             25,000     25,022
   Southern California Edison
    o 3.925% 12/13/07                                          35,000     35,009
      6.00% 1/15/34                                            35,000     36,111
   Southern Capital Funding
      5.30% 2/1/07                                             25,000     25,090
   TXU Electric Delivery
      7.00% 5/1/32                                             30,000     33,187
   TXU Energy
      7.00% 3/15/13                                            30,000     31,284
                                                                        --------
                                                                         748,438
                                                                        --------
   Energy - 0.50%
   Apache Finance
      7.00% 3/15/09                                            10,000     10,768
 # Canadian Oil Sands 144A
      4.80% 8/10/09                                            10,000      9,836
   Nexen
      5.875% 3/10/35                                           15,000     14,324
   Valero Energy
      6.125% 4/15/07                                           15,000     15,247
   Weatherford International
      4.95% 10/15/13                                           40,000     39,143
                                                                        --------
                                                                          89,318
                                                                        --------
   Financials- 1.36%
   American General Finance
      4.875% 7/15/12                                         $ 20,000   $ 19,490
o# Premium Asset Trust
      Series 2005-2 144A
      3.94% 2/2/07                                              5,000      5,000
 # Residential Capital 144A
      6.375% 6/30/10                                           30,000     30,503
      6.875% 6/30/15                                           85,000     89,649
 # SovRisc 144A
      4.625% 10/31/08                                         100,000     99,700
                                                                        --------
                                                                         244,342
                                                                        --------
   Insurance - 2.03%
 # Farmers Insurance
      Exchange 144A
      6.00% 8/1/14                                             35,000     34,978
   Marsh & McLennan
    o 4.27% 7/13/07                                            10,000      9,962
      5.15% 9/15/10                                            30,000     29,524
      5.375% 3/15/07                                           35,000     35,095
      5.375% 7/15/14                                            5,000      4,795
      5.75% 9/15/15                                            16,000     15,594
   MetLife
      5.00% 6/15/15                                            15,000     14,603
      5.70% 6/15/35                                             5,000      4,844
 # Nationwide Mutual
      Insurance 144A
      7.875% 4/1/33                                            30,000     35,748
 # Nippon Life Insurance 144A
      4.875% 8/9/10                                            25,000     24,533
o# Oil Insurance 144A
      5.15% 8/15/33                                            70,000     69,044
   St. Paul Travelers
      5.01% 8/16/07                                            30,000     29,927
   Willis Group
      5.125% 7/15/10                                           30,000     29,701
      5.625% 7/15/15                                           25,000     24,576
                                                                        --------
                                                                         362,924
                                                                        --------
   Natural Gas - 1.67%
   Atmos Energy
      4.00% 10/15/09                                           45,000     43,059
    o 4.525% 10/15/07                                          35,000     35,040
   Enterprise Products
      Operating
      4.625% 10/15/09                                          35,000     33,979
   Sempra Energy
    o 4.29% 5/21/08                                            40,000     40,138
      4.621% 5/17/07                                           60,000     59,699
   Valero Logistics Operations
      6.05% 3/15/13                                            85,000     87,484
                                                                        --------
                                                                         299,399
                                                                        --------


86   Delaware Pooled Trust o 2005 Annual Report

                                                          Principal     Market
                                                           Amount        Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
   Real Estate - 0.30%
   Developers Diversified Realty
      4.625% 8/1/10                                      $   35,000   $   33,843
      5.375% 10/15/12                                        20,000       19,638
                                                                      ----------
                                                                          53,481
                                                                      ----------
   Technology - 0.42%
   Motorola 4.608% 11/16/07                                  75,000       74,662
                                                                      ----------
                                                                          74,662
                                                                      ----------
   Transportation - 0.47%
   Continental Airlines
      6.503% 6/15/11                                         60,000       57,221
 # Erac USA Finance 144A
      7.35% 6/15/08                                          25,000       26,336
                                                                      ----------
                                                                          83,557
                                                                      ----------

--------------------------------------------------------------------------------
   Total Corporate Bonds
   (cost $4,069,327)                                                   4,003,357
================================================================================

 ^ FEDERAL AGENCIES (DISCOUNT NOTES) - 14.15%
   Fannie Mae
      3.808% 11/14/05                                     1,670,000    1,667,708
   Freddie Mac
      3.676% 11/2/05                                        280,000      279,972
      3.777% 11/15/05                                       590,000      589,136
--------------------------------------------------------------------------------
   Total Federal Agencies (Discount Notes)
   (cost $2,536,816)                                                   2,536,816
================================================================================

   FOREIGN AGENCIES - 0.23%
   Pemex Project Funding
      Master Trust
      6.125% 8/15/08                                         30,000       30,720
 # Pemex Project Funding
      Master Trust 144A
      6.625% 6/15/35                                         10,000        9,613
--------------------------------------------------------------------------------
   Total Foreign Agencies
   (cost $40,859)                                                         40,333
================================================================================

   MUNICIPAL BONDS - 1.68%
   Augusta, Georgia
      Water & Sewer Revenue
      5.25% 10/1/39 (FSA)                                $   15,000   $   15,844
   California State
      5.00% 2/1/33                                            5,000        5,069
   California State University
      Systemwide Revenue
      5.00% 11/1/30 (AMBAC)                                   5,000        5,186
   Colorado Department of Transportation
      Revenue Series B
      5.00% 12/15/13 (FGIC)                                  20,000       21,573
   Fulton County, Georgia
      Water & Sewer Revenue
      5.25% 1/1/35 (FGIC)                                    30,000       31,763
   Illinois State Taxable Pension
      5.10% 6/1/33                                           20,000       19,288
   Massachusetts Health & Education Facilities
      Authority Revenue Series A
      5.00% 7/15/36                                          45,000       46,715
   Massachusetts School Building Authority Series A
      5.00% 8/15/30 (FSA)                                    50,000       51,738
   New Jersey Economic Development Authority
      Revenue Cigarette Tax
      5.75% 6/15/29                                           5,000        5,258
   New York State Sales Tax Asset Receivables Series A
      5.25% 10/15/27 (AMBAC)                                 15,000       16,055
   New York State Urban Development Series A-1
      5.25% 3/15/34 (FGIC)                                   10,000       10,593
   Oregon State Taxable Pension
      5.892% 6/1/27                                          20,000       21,239
   West Virginia Economic Development Authority
      5.37% 7/1/20 (MBIA)                                    25,000       25,341
      6.07% 7/1/26                                           25,000       25,964
--------------------------------------------------------------------------------
   Total Municipal Bonds
      (cost $305,363)                                                    301,626
================================================================================


                                 2005 Annual Report o Delaware Pooled Trust   87

                                                            Principal    Market
                                                              Amount      Value
                                                              (U.S.$)    (U.S.$)
--------------------------------------------------------------------------------
   NON-AGENCY ASSET-BACKED SECURITIES - 4.45%
   AmeriCredit Automobile
      Receivables Trust
      Series 2001-C A 4
      5.01% 7/14/08                                          $ 11,953   $ 11,963
      Series 2001-D A4
      4.41% 11/12/08                                            4,499      4,499
   Capital One Auto Finance
      Trust Series 2005-C A3
      4.61% 7/15/10                                            55,000     54,875
   Citibank Credit Card
      Issuance Trust
      Series 2002-A1 A1
      4.95% 2/9/09                                           170,000    170,381
      Series 2003-A7 A7
      4.15% 7/7/17                                            15,000     14,013
   Countrywide Asset-Backed Certificates
    o Series 2004-9 AF2
      3.337% 9/25/23                                           20,000     19,864
      Series 2004-S1 A2
      3.872% 3/25/20                                           30,000     29,445
    o Series 2005-12 2A2
      4.898% 2/25/36                                           50,000     49,719
   Mid-State Trust
      Series 11 A1
      4.864% 7/15/38                                           10,951     10,299
      Series 2004-1 A
      6.005% 8/15/37                                           12,017     12,285
 o Option One Mortgage Loan Trust
      Series 2005-4 A3
      4.14% 11/25/35                                           50,000     50,000
   Peco Energy Transition
      Trust Series 1999-A A6
      6.05% 3/1/09                                             95,802     96,870
   Renaissance Home Equity Loan Trust
      Series 2004-4 AF2
      3.856% 2/25/35                                           50,000     49,284
 o Residential Asset Mortgage Products Series
      2004-RS12 AII2
      4.268% 12/25/34                                          35,000     35,046
      Series 2004-RZ2 AI3
      4.30% 1/25/31                                            40,000     39,557
 o Saxon Asset Securities
      Trust Series 2005-1 A2B
      4.258% 5/25/35                                           50,000     50,038
 # Sierra Receivables Funding Company
      Series 2003-1A 144A
      3.09% 1/15/14                                            21,400     20,980
   Structured Asset Securities
      Series 2001-SB1 A2
      3.375% 8/25/31                                         $ 28,269   $ 25,817
    o Series 2005-NC1 A7
      4.268% 2/25/35                                           35,000     35,048
   WFS Financial Owner Trust
      Series 2002-2 A4
      4.50% 2/20/10                                            17,998     18,001
--------------------------------------------------------------------------------
   Total Non-Agency Asset-Backed Securities
   (cost $807,197)                                                       797,984
================================================================================

   NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 10.78%
   Bank of America Alternative Loan Trust
      Series 2003-10 2A1
      6.00% 12/25/33                                           28,543     28,650
      Series 2004-2 1A1
      6.00% 3/25/34                                            14,687     14,742
      Series 2004-10 1CB1
      6.00% 11/25/34                                            8,447      8,537
      Series 2004-11 1CB1
      6.00% 12/25/34                                           29,992     30,310
      Series 2005-3 2A1
      5.50% 4/25/20                                            27,620     27,689
      Series 2005-5 2CB1
      6.00% 6/25/35                                            23,075     23,251
      Series 2005-6 7A1
      5.50% 7/25/20                                            28,282     28,335
      Series 2005-9 5A1
      5.50% 10/25/20                                           19,857     20,055
   Bank of America Mortgage Securities
    o Series 2003-D 1A2
      3.428% 5/25/33                                              699        698
    o Series 2003-I 2A4
      3.828% 10/25/33                                          30,000     29,774
    o Series 2004-A 1A1
      3.487% 2/25/34                                           18,268     18,132
    o Series 2004-E 1A1
      3.52% 6/25/34                                            33,593     33,129
      Series 2005-9 2A1
      4.75% 10/25/20                                           49,529     48,364
    o Series 2005-A 2A1
      4.47% 2/25/35                                            36,172     35,500
    o Series 2005-B 2A1
      4.40% 3/25/35                                            41,237     40,398
    o Series 2005-E 2A1
      4.99% 6/25/35                                            18,567     18,372
    o Series 2005-F 2A3
      4.735% 7/25/35                                           52,799     52,056


88   Delaware Pooled Trust o 2005 Annual Report

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

  o Series 2005-I 2A1
    4.892% 10/25/35                                          $ 34,811   $ 34,811
o Bear Stearns Adjustable
    Rate Mortgage Trust
    Series 2005-7 1A2
    4.75% 8/25/35                                              23,685     23,193
    Series 2005-10 A1
    4.75% 10/25/35                                             25,000     24,773
  Countrywide Alternative
    Loan Trust
    Series 2004-28CB 6A1
    6.00% 1/25/35                                              65,823     66,324
  o Series 2004-J7 1A2
    4.673% 8/25/34                                             50,000     49,788
  o Series 2005-63 3A1
    5.915% 11/25/35                                            60,000     60,627
  Credit Suisse First
    Boston Mortgage
    Securities
    Series 2003-29 5A1
    7.00% 12/25/33                                             23,907     24,474
    Series 2004-1 3A1
    7.00% 2/25/34                                               1,604      1,636
o Deutsche Mortgage
    Securities
    Series 2004-4 1A2
    4.01% 4/25/34                                                 970        967
  First Horizon Alternative
    Mortgage Securities
    Series 2004-FA1 1A1
    6.25% 10/25/34                                             49,199     49,807
  First Horizon Asset
    Securities
    Series 2003-5 1A17
    8.00% 7/25/33                                               7,583      7,954
  o Series 2004-AR5 4A1
    5.698% 10/25/34                                            12,873     12,894
  o Series 2004-AR7 1A1
    4.47% 2/25/35                                             113,143    113,164
o Indymac Index Mortgage
    Loan Trust
    Series 2004-AR4 1A
    4.657% 8/25/34                                             14,062     14,043
    Series 2005-AR25 1A21
    5.91% 12/25/35                                             40,000     40,350
o JPMorgan Mortgage Trust
    Series 2005-A6 1A2
    5.157% 9/25/35                                             50,000     49,030
o MASTR Adjustable Rate
    Mortgages Trust
    Series 2003-6 1A2
    2.902% 12/25/33                                            24,630     24,382
  MASTR Alternative
    Loans Trust
    Series 2003-9 1A1
    5.50% 12/25/18                                           $ 23,116   $ 23,160
    Series 2005-3 7A1
    6.00% 4/25/35                                              26,842     27,044
# MASTR Reperforming Loan
    Trust
    Series 2005-1 1A5 144A
    8.00% 8/25/34                                              20,249     21,475
    Series 2005-2 1A4 144A
    8.00% 5/25/35                                              38,164     40,513
# MASTR Specialized Loan
    Trust
    Series 2005-2 A2 144A
    5.15% 7/25/35                                              42,131     41,710
  Nomura Asset Acceptance
  o Series 2004-AP2 A2
    4.099% 7/25/34                                             11,950     11,915
    Series 2005-WF1 2A2
    4.786% 3/25/35                                             25,000     24,637
  Preliminary Deal
    Model AM-16 MB
    5.50% 11/25/35                                             90,000     90,688
  Prime Mortgage Trust
    Series 2004-2 A2
    4.75% 11/25/19                                             41,247     40,653
    Series 2004-CL1 1A1
    6.00% 2/25/34                                              12,143     12,120
  Residential Asset
    Mortgage Products
    Series 2004-SL1 A3
    7.00% 11/25/31                                             12,291     12,577
    Series 2004-SL4 A3
    6.50% 7/25/32                                              17,002     17,283
    Series 2005-SL1 A2
    6.00% 5/25/32                                              19,986     20,339
o Structured Adjustable
    Rate Mortgage Loan Trust
    Series 2004-18 5A
    5.50% 12/25/34                                             29,705     29,594
  Structured Asset Securities
  o Series 2002-22H 1A
    6.991% 11/25/32                                             6,337      6,437
    Series 2004-12H 1A
    6.00% 5/25/34                                              41,642     41,616
o Thornburg Mortgage
    Securities Trust
    Series 2005-3 A1
    4.268% 10/25/35                                            44,676     44,676


                                 2005 Annual Report o Delaware Pooled Trust   89

                                                        Principal      Market
                                                         Amount         Value
                                                         (U.S.$)       (U.S.$)
--------------------------------------------------------------------------------
  Washington Mutual
    Alternative Mortgage
    Pass-Through Certificates
    Series 2005-9 3CB
    5.50% 11/25/20                                     $   95,000   $    95,311
  Washington Mutual
  o Series 2003-AR4 A7
     3.95% 5/25/33                                          6,101         5,960
  o Series 2003-AR9 1A7
    4.055% 9/25/33                                         14,985        14,705
    Series 2004-CB3 1A
    6.00% 10/25/34                                          8,058         8,119
    Series 2004-CB3 4A
    6.00% 10/25/19                                         32,685        33,193
  o Series 2005-AR3 A1
    4.65% 3/25/35                                          44,719        43,987
o Wells Fargo Mortgage-Backed
    Securities Trust
    Series 2004-DD 2A3
    4.524% 1/25/35                                         50,000        49,124
    Series 2004-I 1A1
    3.993% 7/25/34                                         52,472        52,329
    Series 2004-TA1
    3.451% 9/25/34                                         42,957        42,677
    Series 2005-AR16 2A1
    4.945% 10/25/35                                        24,059        23,931
--------------------------------------------------------------------------------
  Total Non-Agency Collateralized Mortgage Obligations
  (cost $1,950,421)                                                   1,931,982
================================================================================

  U.S. TREASURY OBLIGATIONS - 27.38%
^ U.S. Treasury Bill
    3.715% 3/30/06                                         15,000        14,761
A U.S. Treasury Bond
    5.375% 2/15/31                                        815,000       889,114
  U.S. Treasury Inflation
    Index Notes
    0.875% 4/15/10                                         77,741        74,734
    1.875% 7/15/15                                         65,618        64,972
    2.00% 7/15/14                                          72,923        73,137
    3.00% 7/15/12                                         196,587       210,264
  U.S. Treasury Notes
    3.75% 3/31/07                                       1,270,000     1,259,186
    3.875% 5/15/10                                         20,000        19,517
    3.875% 7/15/10                                         15,000        14,627
    3.875% 9/15/10                                        220,000       214,311
    4.125% 8/15/10                                        100,000        98,516
    4.403% 8/15/15                                      1,845,000     1,800,893
^ U.S. Treasury Strip
    4.255% 11/15/13                                       250,000       173,173
--------------------------------------------------------------------------------
  Total U.S. Treasury Obligations
  (cost $4,972,622)                                                   4,907,205
================================================================================

--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 113.79%
  (COST $20,641,981)                                                $20,394,835
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (13.79%)                                           (2,471,527)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 2,031,815
   SHARES OUTSTANDING;
   EQUIVALENT TO $8.82
   PER SHARE - 100.00%                                              $17,923,308
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $17,905,780
Undistributed net investment income                                     328,955
Accumulated net realized loss on investments                            (72,378)
Net unrealized depreciation of investments                             (239,049)
--------------------------------------------------------------------------------
Total net assets                                                    $17,923,308
================================================================================

o Variable rate notes. The interest rate shown is the rate as of October 31, 2005.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 4.44% of net assets. See Note 11 in "Notes to Financial Statements."

SS Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at October 31, 2005.

A    Fully or partially pledged as collateral for financial futures contracts.

D Pass through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Company

ARM - Adjustable Rate Mortgage

FGIC - Insured by the Financial Guaranty Insurance Company

FSA - Insured by Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Insured by the Municipal Bond Insurance Association

PRN - Principal Only Strip

S.F. - Single Family

TBA - To be announced

yr. - Year


90   Delaware Pooled Trust o 2005 Annual Report

The following futures contracts and swap agreement were outstanding at October 31, 2005:

Futures Contracts(1)

    Contracts       Notional   Notional   Expiration    Unrealized
     to Sell        Proceeds     Value       Date      Appreciation
-----------------   --------   --------   ----------   ------------
(2) U.S. Treasury
   10 year Notes    $217,977   $216,906    12/30/05       $ 1,071
(3) U.S. Treasury
   long Bond         345,115    335,907    12/30/05         9,208
                                                          -------
                                                          $10,279
                                                          =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

Swap Agreement(2)

Notional   Expiration                                                Unrealized
 Amount       Date                  Description                     Depreciation
--------   ----------   -----------------------------------------   ------------
$195,000     1/1/06     Agreement with Goldman Sachs to receive       $(2,182)
                        the notional amount multiplied by the
                        return on the Lehman Brothers Commercial
                        MBS Index Aaa and to pay the notional
                        amount multiplied by the 3 month BBA
                        LIBOR adjusted by a spread of plus 0.05%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amount shown above.

(1)  See Note 8 in "Notes to Financial Statements."

(2)  See Note 9 in "Notes to Financial Statements."

See accompanying notes


                                 2005 Annual Report o Delaware Pooled Trust   91

Delaware Pooled Trust -- The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 2005

                                                            Principal    Market
                                                              Amount     Value
                                                             (U.S.$)    (U.S.$)
--------------------------------------------------------------------------------

    CORPORATE BONDS - 92.62%
    Banking - 0.22%
    Western Financial Bank
       9.625% 5/15/12                                        $10,000    $ 11,475
                                                                        --------
                                                                          11,475
                                                                        --------

    Basic Industries- 13.71%
    Abitibi Consolidated
       6.95% 4/1/08                                           15,000      15,000
    AK Steel
       7.75% 6/15/12                                          10,000       9,050
       7.875% 2/15/09                                         20,000      19,150
    Bowater 9.50% 10/15/12                                    80,000      80,799
    Donohue Forrest Products
       7.625% 5/15/07                                         25,000      25,750
    Fort James 7.75% 11/15/23                                 70,000      74,200
    Georgia-Pacific
       8.875% 5/15/31                                         10,000      11,425
    Gold Kist 10.25% 3/15/14                                  20,000      22,500
    Huntsman International
       9.875% 3/1/09                                          15,000      15,825
       10.125% 7/1/09                                         10,000      10,338
#   Huntsman International 144A
       7.375% 1/1/15                                          20,000      19,100
    NewPage 10.00% 5/1/12                                     30,000      27,450
    Norske Skog Canada
       8.625% 6/15/11                                         65,000      63,050
#   Novelis 144A 7.25% 2/15/15                                10,000       9,175
#   Port Townsend Paper 144A
       12.00% 4/15/11                                         15,000      10,725
    Potlatch 13.00% 12/1/09                                   10,000      12,025
    Rhodia
       8.875% 6/1/11                                          40,000      38,000
       10.25% 6/1/10                                          25,000      26,750
    Smurfit Capital Funding
       7.50% 11/20/25                                         75,000      66,375
DD  Solutia 6.72% 10/15/37                                    65,000      44,850
    Stone Container 9.75% 2/1/11                              40,000      40,200
    Tembec Industries
       8.625% 6/30/09                                         80,000      54,400
    Witco 6.875% 2/1/26                                       25,000      25,875
                                                                        --------
                                                                         722,012
                                                                        --------

    Brokerage - 2.36%
    E Trade Financial
       8.00% 6/15/11                                          85,000      86,699

    LaBranche & Company
       9.50% 5/15/09                                         $25,000    $ 26,438
       11.00% 5/15/12                                         10,000      11,100
                                                                        --------
                                                                         124,237
                                                                        --------

    Capital Goods - 6.21%
DD  Anchor Glass
       11.00% 2/15/13                                         10,000       6,400
    Armor Holdings
       8.25% 8/15/13                                          25,000      27,125
    Graham Packaging
       9.875% 10/15/14                                        40,000      37,600
    Interface 10.375% 2/1/10                                  40,000      43,300
    Interline Brands
       11.50% 5/15/11                                         78,000      86,970
    Intertape Polymer
       8.50% 8/1/14                                           45,000      43,430
S   Mueller Holdings
       14.75% 4/15/14                                         30,000      22,050
#   Panolam Industrial 144A
       10.75% 10/1/13                                         20,000      19,500
    Trimas 9.875% 6/15/12                                     50,000      40,750
                                                                        --------
                                                                         327,125
                                                                        --------

    Consumer Cyclical - 4.94%
    Accuride 8.50% 2/1/15                                     30,000      28,500
    Advanced Accessory Systems
       10.75% 6/15/11                                          5,000       4,275
DD= Avado Brands 9.75% 6/1/06                                 20,000       1,900
    General Motors
       Acceptance Corporation
       6.875% 9/15/11                                         15,000      14,562
       8.00% 11/1/31                                          15,000      15,528
    Landry's Restaurant
       7.50% 12/15/14                                         25,000      23,125
#   Metaldyne 144A
       11.00% 11/1/13                                         50,000      45,249
#   Neiman Marcus Group 144A
       10.375% 10/15/15                                       30,000      29,100
    O'Charleys 9.00% 11/1/13                                  20,000      20,850
#   Uno Restaurant 144A
       10.00% 2/15/11                                         35,000      31,325
DD  Venture Holdings
       12.00% 6/1/09                                          30,000          38
    Visteon
       7.00% 3/10/14                                          10,000       8,550
       8.25% 8/1/10                                            5,000       4,644
    Warnaco 8.875% 6/15/13                                    30,000      32,475
                                                                        --------
                                                                         260,121
                                                                        --------


92   Delaware Pooled Trust o 2005 Annual Report

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

  Consumer Non-Cyclical - 8.06%
  Biovail 7.875% 4/1/10                                      $45,000    $ 46,631
# Commonwealth Brands 144A
     9.75% 4/15/08                                            15,000      15,825
     10.625% 9/1/08                                           30,000      31,650
  Constellation Brands
     8.125% 1/15/12                                           25,000      26,156
  Cott Beverages
     8.00% 12/15/11                                           45,000      46,238
# Doane Pet Care 144A
     10.625% 11/15/15                                         10,000      10,175
# Le-Natures 144A
     10.00% 6/15/13                                           30,000      32,250
  National Beef Packing
     10.50% 8/1/11                                            55,000      57,063
  Pilgrim's Pride
     9.625% 9/15/11                                           50,000      53,750
  Pinnacle Foods
     8.25% 12/1/13                                            25,000      23,250
  Playtex Products
     9.375% 6/1/11                                            25,000      26,000
  True Temper Sports
     8.375% 9/15/11                                           10,000       9,050
# Warner Chilcott 144A
     8.75% 2/1/15                                             50,000      46,250
                                                                        --------
                                                                         424,288
                                                                        --------

  Energy - 3.85%
  Bluewater Finance
     10.25% 2/15/12                                           15,000      16,050
  El Paso Natural Gas
     7.625% 8/1/10                                            15,000      15,816
  El Paso Production Holding
     7.75% 6/1/13                                             25,000      25,875
# Hilcorp Energy 144A
     7.75% 11/1/15                                            10,000      10,150
     10.50% 9/1/10                                            54,000      60,749
  Inergy Finance
     6.875% 12/15/14                                           5,000       4,763
  Petroleum Geo-Services
     8.00% 11/5/06                                             1,754       1,772
o Secunda International
     12.15% 9/1/12                                            30,000      31,350
  Tennessee Gas Pipeline
     8.375% 6/15/32                                            5,000       5,616
  Whiting Petroleum
     7.25% 5/1/12                                             25,000      25,313
     7.25% 5/1/13                                              5,000       5,063
                                                                        --------
                                                                         202,517
                                                                        --------

                                                            Principal    Market
                                                              Amount      Value
                                                             (U.S.$)     (U.S.$)
--------------------------------------------------------------------------------

  Finance & Investments - 0.53%
  FINOVA Group
     7.50% 11/15/09                                          $72,500    $ 27,913
                                                                        --------
                                                                          27,913
                                                                        --------

  Media - 11.79%
B Adelphia Communications
     8.125% 7/15/06                                           10,000       6,450
# CCH I Notes 144A
     11.00% 10/1/15                                           80,000      72,799
  Cenveo 9.625% 3/15/12                                       25,000      26,500
  Charter Communications
     Holdings
     11.125% 1/15/11                                          15,000       9,900
  S  11.75% 5/15/11                                           15,000       9,450
  S  13.50% 1/15/11                                           45,000      33,300
# Charter Communications
  Operating 144A
     8.375% 4/30/14                                           20,000      20,150
  CSC Holdings
     10.50% 5/15/16                                           35,000      37,713
  Dex Media East
     12.125% 11/15/12                                         30,000      35,175
  Insight Midwest
     10.50% 11/1/10                                           75,000      79,124
  Lodgenet Entertainment
     9.50% 6/15/13                                            55,000      59,813
  Mediacom Capital
     9.50% 1/15/13                                            65,000      63,863
  Nextmedia Operating
     10.75% 7/1/11                                            35,000      38,194
  Rogers Cablesystems
     11.00% 12/1/15                                           25,000      26,500
  Sheridan Acquisition
     Group 10.25% 8/15/11                                      5,000       5,225
# Sirius Satellite 144A
     9.625% 8/1/13                                            40,000      38,050
  Vertis 10.875% 6/15/09                                      20,000      18,700
  Warner Music Group
     7.375% 4/15/14                                           20,000      19,600
  XM Satellite Radio
     12.00% 6/15/10                                           18,000      20,205
                                                                        --------
                                                                         620,711
                                                                        --------

  Real Estate - 1.95%
  America Real Estate
     8.125% 6/1/12                                            15,000      15,488
# America Real Estate 144A
     7.125% 2/15/13                                           15,000      14,663
  BF Saul REIT 7.50% 3/1/14                                   50,000      51,249
  Tanger Properties
     9.125% 2/15/08                                           20,000      21,500
                                                                        --------
                                                                         102,900
                                                                        --------


                                 2005 Annual Report o Delaware Pooled Trust   93

                                                          Principal     Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
   Services Cyclical - 11.99%
   Adesa 7.625% 6/15/12                                    $ 30,000   $   30,300
   Ameristar Casinos
      10.75% 2/15/09                                          5,000        5,350
 # CCM Merger Motor 144A
      8.00% 8/1/13                                           25,000       24,875
   Corrections Corporation
      of America 7.50% 5/1/11                                55,000       57,131
   Foster Wheeler
      10.359% 9/15/11                                        10,000       11,250
 # FTI Consulting 144A
      7.625% 6/15/13                                         15,000       15,375
   Gaylord Entertainment
      6.75% 11/15/14                                          5,000        4,850
 S H-Lines Finance Holdings
      11.00% 4/1/13                                          30,000       24,825
   Horizon Lines 9.00% 11/1/12                                4,000        4,265
   Kansas City Southern Railway
      9.50% 10/1/08                                          45,000       48,938
 # Knowledge Learning 144A
      7.75% 2/1/15                                           15,000       14,025
   Mandalay Resort Group
      10.25% 8/1/07                                          15,000       16,050
   OMI 7.625% 12/1/13                                        60,000       61,800
   Penn National Gaming
      8.875% 3/15/10                                         80,000       83,900
   Royal Caribbean Cruises
      7.25% 3/15/18                                          30,000       31,388
   Seabulk International
      9.50% 8/15/13                                           5,000        5,644
   Stena 9.625% 12/1/12                                     105,000      113,924
 S Town Sports International
      11.00% 2/1/14                                          15,000       10,106
   United AirLines 7.73% 7/1/10                               9,992        9,644
   Wheeling Island Gaming
      10.125% 12/15/09                                       45,000       47,363
 # Williams Scotsman 144A
      8.50% 10/1/15                                          10,000       10,200
                                                                      ----------
                                                                         631,203
                                                                      ----------
   Services Non-Cyclical - 8.44%
   Aleris International
      9.00% 11/15/14                                         60,000       61,500
   Allied Waste North America
      9.25% 9/1/12                                           55,000       59,557
   Casella Waste Systems
      9.75% 2/1/13                                           55,000       59,331
   HealthSouth 10.75% 10/1/08                                60,000       58,950
   Geo Subordinate
      11.00% 5/15/12                                         40,000       39,300
   NDCHealth 10.50% 12/1/12                                  75,000       85,781
   US Oncology 10.75% 8/15/14                                50,000       55,375
 S Vanguard Health
      11.25% 10/1/15                                         35,000       24,675
                                                                      ----------
                                                                         444,469
                                                                      ----------
   Technology & Electronics - 3.34%
 # Ikon Office Solutions 144A
      7.75% 9/15/15                                        $ 20,000   $   19,050
   Magnachip Semiconductor
      8.00% 12/15/14                                         50,000       46,000
   Sanmina-SCI
      10.375% 1/15/10                                        55,000       60,500
 # SunGard Data 144A
      9.125% 8/15/13                                         10,000       10,200
      10.25% 8/15/15                                         40,000       39,850
                                                                      ----------
                                                                         175,600
                                                                      ----------
   Telecommunications - 10.13%
   Alaska Communications
      Systems 9.875% 8/15/11                                 20,000       21,600
DD Allegiance Telecom
      11.75% 2/15/08                                         10,000        2,450
   American Cellular
      10.00% 8/1/11                                          15,000       16,275
   American Tower
      7.125% 10/15/12                                        15,000       15,544
   Centennial Cellular Operating
      10.125% 6/15/13                                        55,000       61,737
   Cincinnati Bell
      8.375% 1/15/14                                         30,000       29,325
 S Inmarsat Finance
      10.375% 11/15/12                                       70,000       57,574
   iPCS 11.50% 5/1/12                                         5,000        5,625
   IWO Escrow
    o 7 .90% 1/15/12                                          5,000        5,225
    S 10.75% 1/15/15                                          5,000        3,600
   MCI
      6.908% 5/1/07                                           8,000        8,100
      7.688% 5/1/09                                          25,000       25,969
   PanAmSat 9.00% 8/15/14                                     5,000        5,288
o#  Qwest 144A 7.12% 6/15/13                                 25,000       26,500
    Qwest Services
      13.50% 12/15/10                                        55,000       63,112
   Rural Cellular
      9.625% 5/15/08                                         35,000       35,788
      9.875% 2/1/10                                          30,000       31,350
 # Telcordia Technologies 144A
      10.00% 3/15/13                                         25,000       22,125
   Time Warner
   Telecommunications
      9.75% 7/15/08                                          25,000       25,500
   Triton Communications
      9.375% 2/1/11                                          25,000       19,313
 o US LEC 12.716% 10/1/09                                    20,000       21,600
   Valor Telecom Enterprises
      7.75% 2/15/15                                          30,000       29,513
                                                                      ----------
                                                                         533,113
                                                                      ----------


94   Delaware Pooled Trust o 2005 Annual Report

                                                          Principal     Market
                                                            Amount       Value
                                                           (U.S.$)      (U.S.$)
--------------------------------------------------------------------------------
   Utilities - 5.10%
   Avista 9.75% 6/1/08                                     $  5,000   $    5,509
   Calpine
      7.625% 4/15/06                                         30,000       25,950
      10.50% 5/15/06                                          5,000        4,325
o# Calpine 144A 9.90% 7/15/07                                24,438       19,061
   CMS Energy
      9.875% 10/15/07                                        15,000       16,200
 # Dynegy Holdings 144A
      10.125% 7/15/13                                        30,000       33,150
   Elwood Energy
      8.159% 7/5/26                                          91,038      101,508
   Midwest Generation
      8.30% 7/2/09                                           10,000       10,450
DD Mirant Americas Generation
      7.625% 5/1/06                                          20,000       24,100
   Orion Power Holdings
      12.00% 5/1/10                                          15,000       17,700
   PSE&G Energy Holdings
      7.75% 4/16/07                                           5,000        5,100
   Reliant Energy
      9.50% 7/15/13                                           5,000        5,350
DD=# USGen New England 144A
      7.459% 1/2/15                                          20,000          144
                                                                      ----------
                                                                         268,547
                                                                      ----------
--------------------------------------------------------------------------------
   Total Corporate Bonds
   (cost $5,000,709)                                                   4,876,231
================================================================================
   CONVERTIBLE BONDS - 0.59%
 # Charter Communications 144A,
      exercise price $2.42,
      expiration date 11/16/09
      5.875% 11/16/09                                        15,000       11,025
DD Mirant, exercise price $67.95,
      expiration date 6/15/21
      2.50% 6/15/21                                          20,000       20,050
--------------------------------------------------------------------------------
   Total Convertible Bonds
   (cost $29,581)                                                         31,075
================================================================================
   EMERGING MARKETS BOND - 0.11%
   Venezuela Government
      9.375% 1/13/34                                          5,000        5,828
--------------------------------------------------------------------------------
   Total Emerging Markets Bond
   ($5,258)                                                                5,828
================================================================================

                                                                         Market
                                                               Number     Value
                                                             of Shares   (U.S.$)
--------------------------------------------------------------------------------
   COMMON STOCK - 0.30%
   B&G Foods                                                    450       $5,782
 + Foster Wheeler                                               114        3,224
 + Petroleum Geo-Services ADR                                   195        4,943
 + XM Satellite Radio
      Holdings Class A                                           50        1,442
--------------------------------------------------------------------------------
   Total Common Stock
   (cost $9,517)                                                          15,391
================================================================================
   WARRANTS - 0.00%
+# Solutia 144A, exercise
      price $7.59, expiration
      date 7/15/09                                               55            0
--------------------------------------------------------------------------------
Total Warrants (cost $4,679)                                                   0
================================================================================

                                                             Principal
                                                               Amount
                                                              (U.S.$)
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 4.12%
   With BNP Paribas 3.92%
      11/1/05 (dated 10/31/05,
      to be repurchased at
      $109,412, collateralized by
      $113,500 U.S. Treasury
      Bills due 1/19/06,
      market value $111,594)                                  $109,400   109,400
   With Cantor Fitzgerald
      3.91% 11/1/05 (dated
      10/31/05, to be repurchased
      at $107,612, collateralized
      by $50,400 U.S. Treasury
      Bills due 4/27/06, market
      value $49,435, $35,900
      U.S. Treasury Notes 2.50%
      due 5/31/06, market
      value $35,890 and
      $23,000 U.S. Treasury
      Notes 6.00% due
      8/15/09, market
      value $24,488)                                           107,600   107,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $217,000)                                                          217,000
================================================================================


                                 2005 Annual Report o Delaware Pooled Trust   95

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.74%
(cost $5,266,744)                                                   $ 5,145,525
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.26%                                           119,133
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   709,031 SHARES OUTSTANDING;
   EQUIVALENT TO $7.43
   PER SHARE - 100.00%                                              $ 5,264,658
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $ 9,522,572
Accumulated net realized loss
   on investments                                                    (4,136,695)
Net unrealized depreciation of investments                             (121,219)
--------------------------------------------------------------------------------
Total net assets                                                    $ 5,264,658
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

++   Non-income producing security. Security is currently in default.

o Variable rate securities. The interest rate shown is the rate as of October 31, 2005.

S Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 14.48% of net assets. See Note 11 in "Notes to Financial Statements."

= Security is being fair valued in accordance with the Portfolio's fair valuation policy. See Note 1 in "Notes to Financial Statements." At October 31, 2005, two securities were fair valued which represented 0.04% of the Portfolio's net assets.

B Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

Summary of Abbreviations:

ADR - American Depositary Receipts

REIT- Real Estate Investment Trust

See accompanying notes

Delaware Pooled Trust --
The Core Plus Fixed Income Portfolio
Statement of Net Assets
October 31, 2005

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------

   AGENCY ASSET-BACKED SECURITIES - 0.30%
 o Fannie Mae Grantor Trust
      Series 2004-T4 A2
      3.93% 2/25/20 USD                                     104,618   $  104,163
      Series 2004-T4 A3
      4.42% 8/25/24                                          65,000       64,428
   Nelnet Education Loan
      Funding Series
      2001-A A1 5.76% 7/1/12                                226,667      230,645
 o SLMA Student Loan Trust
      Series 2004-3 A3
      4.29% 4/25/16                                         110,000      110,296
--------------------------------------------------------------------------------
   Total Agency Asset-Backed Securities
   (cost $513,131)                                                       509,532
================================================================================

   AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS - 3.23%
   Fannie Mae
      Series 1996-46 ZA
      7.50% 11/25/26                                         39,541       41,851
      Series 2002-90 A1
      6.50% 6/25/42                                          51,721       52,890
      Series 2002-90 A2
      6.50% 11/25/42                                        355,306      363,931
      Series 2003-122 AJ
      4.50% 2/25/28                                         231,408      227,198
   Fannie Mae Grantor Trust
      Series 1999-T2 A1
      7.50% 1/19/39                                          11,333       11,879
      Series 2001-T8 A2
      9.50% 7/25/41                                          33,444       36,420
      Series 2002-T4 A3
      7.50% 12/25/41                                          3,776        3,953
      Series 2004-T1 1A2
      6.50% 1/25/44                                          10,925       11,176
   Fannie Mae Whole Loan
      Series 2004-W3 A2
      3.75% 5/25/34                                          25,000       24,636
      Series 2004-W9 2A1
      6.50% 2/25/44                                          56,277       57,608
      Series 2004-W11 1A2
      6.50% 5/25/44                                         271,664      278,133


96   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------
   Freddie Mac
      Series 1730 Z
      7.00% 5/15/24 USD                                     401,302   $  419,597
      Series 2326 ZQ
      6.50% 6/15/31                                         536,354      560,726
      Series 2480 EH
      6.00% 11/15/31                                          4,047        4,062
      Series 2550 QX
      4.75% 6/15/27                                         265,000      263,880
      Series 2662 MA
      4.50% 10/15/31                                        436,532      429,424
      Series 2872 GC
      5.00% 11/15/29                                        310,000      302,974
      Series 2890 PC
      5.00% 7/15/30                                         240,000      234,488
      Series 2902 LC
      5.50% 12/15/17                                        215,000      216,824
      Series 2915 KP
      5.00% 11/15/29                                        360,000      352,314
      Series 2936 PC
      5.00% 9/15/30                                         515,000      502,719
      Series 3022 MB
      5.00% 12/15/28                                        265,000      261,411
   Freddie Mac Reference
      Series R001 AE
      4.375% 4/15/15                                        457,013      446,708
   Freddie Mac Structured
      Pass Through Securities
      Series T-54 2A
      6.50% 2/25/43                                          95,929       97,933
      Series T-56 A2A
      2.842% 7/25/36                                          2,528        2,520
      Series T-58 1A2
      3.108% 5/25/35                                         64,974       64,541
      Series T-58 2A
      6.50% 9/25/43                                          54,321       55,518
   GNMA Series 2002-62 B
      4.763% 1/16/25                                        105,000      104,101
--------------------------------------------------------------------------------
   Total Agency Collateralized Mortgage Obligations
   (cost $5,505,087)                                                   5,429,415
================================================================================

   AGENCY MORTGAGE-BACKED SECURITIES - 19.36%
   Fannie Mae
      5.73% 12/1/08                                          18,134       18,519
      6.202% 5/1/09                                          69,454       71,277
      6.50% 8/1/17                                          108,652      111,980
      6.765% 1/1/07                                           8,922        9,020
 o Fannie Mae ARM
      3.747% 8/1/34                                         286,288      284,897
   Fannie Mae Relocation 30 yr
      5.00% 11/1/33 USD                                      82,731   $   80,507
      5.00% 1/1/34                                           88,822       86,386
      5.00% 11/1/34                                         321,137      312,004
      5.00% 4/1/35                                          590,394      572,682
      5.00% 10/1/35                                         560,000      543,200
   Fannie Mae S.F. 15 yr
      4.50% 1/1/20                                           71,549       69,269
      5.00% 7/1/14                                            9,703        9,597
      5.00% 12/1/16                                          14,608       14,439
      5.00% 5/1/20                                           87,432       86,312
      5.00% 7/1/20                                           33,873       33,439
      5.50% 5/1/20                                            8,694        8,759
      6.00% 4/1/17                                           13,515       13,832
      6.00% 6/1/17                                           12,496       12,789
      6.00% 2/1/18                                          104,837      107,294
   Fannie Mae S.F. 15 yr TBA
      4.50% 11/1/20                                       7,315,000    7,074,977
      5.00% 11/1/20                                       2,015,000    1,987,923
      5.50% 11/1/20                                       2,830,000    2,849,456
   Fannie Mae S.F. 20 yr
      5.50% 8/1/25                                        1,431,559    1,421,717
   Fannie Mae S.F. 30 yr
      5.00% 3/1/34                                           46,840       45,259
      5.00% 3/1/35                                          123,531      119,026
      5.00% 5/1/35                                           77,055       74,189
      5.00% 6/1/35                                          169,189      162,896
      5.00% 7/1/35                                          210,817      202,978
      5.50% 3/1/29                                          118,458      117,199
      5.50% 4/1/29                                          140,527      139,033
      5.50% 1/1/34                                           49,759       49,184
      5.50% 1/1/35                                           67,875       67,027
      5.50% 2/1/35                                          133,520      131,851
      5.50% 6/1/35                                          101,780      100,476
      6.00% 1/1/35                                           13,530       13,653
      6.00% 6/1/35                                           52,759       53,237
      6.00% 8/1/35                                        1,096,721    1,106,661
      7.00% 12/1/33                                          77,592       81,205
      7.00% 5/1/35                                           22,623       23,655
      7.00% 6/1/35                                          122,891      128,498
      7.00% 7/1/35                                          157,605      164,795
      7.50% 6/1/31                                            9,486       10,019
      7.50% 6/1/34                                          246,240      260,014
   Fannie Mae S.F. 30 yr TBA
      5.00% 11/1/35                                       3,375,000    3,248,438
      5.50% 11/1/35                                       6,060,000    5,978,569
      6.00% 11/1/35                                       1,710,000    1,724,963
      7.00% 11/1/35                                         990,000    1,035,169
      7.50% 11/1/35                                         670,000      707,269
 o Freddie Mac ARM
      3.734% 4/1/34                                          87,492       88,012


                                 2005 Annual Report o Delaware Pooled Trust   97

                                                                        Market
                                                         Principal      Value
                                                          Amount Q     (U.S.$)
--------------------------------------------------------------------------------
   Freddie Mac Relocation 30 yr
      5.00% 9/1/33 USD                                     106,555   $   103,924
   Freddie Mac S.F. 20 yr
      5.50% 8/1/24                                         329,515       327,559
   Freddie Mac S.F. 30 yr
      5.50% 12/1/34                                        163,050       161,113
      6.50% 10/1/33                                         27,724        28,434
      7.00% 11/1/33                                         10,296        10,753
   Freddie Mac S.F. 30 yr TBA
      5.50% 11/1/35                                        140,000       138,206
   GNMA S.F. 30 yr
      5.00% 7/15/33                                         77,063        75,329
      5.00% 1/15/35                                         33,147        32,359
      7.50% 1/15/30                                          3,902         4,134
      7.50% 12/15/31                                         2,441         2,586
      7.50% 2/15/32                                          2,203         2,334
--------------------------------------------------------------------------------
   Total Agency Mortgage-Backed Securities
   (cost $32,827,612)                                                 32,500,281
================================================================================

   AGENCY OBLIGATIONS - 1.29%
   Fannie Mae
      3.375% 12/15/08                                      110,000       106,041
    ^ 5.074% 10/9/19                                       175,000        81,802
      6.625% 11/15/30                                       65,000        78,455
   Federal Home Loan Bank
      4.25% 9/14/07                                      1,560,000     1,548,072
 ^ Financing Corporation
      Principal Strip
      CPN 1 4.898% 11/11/17                                135,000        73,068
      PRN 2 4.867% 11/30/17                                380,000       207,890
      PRN 13 4.883% 12/27/18                               120,000        61,873
   Freddie Mac 3.75% 8/3/07                                 10,000         9,846
 ^ Residual Funding Strip
      Principal Only
      4.473% 10/15/19                                       10,000         4,988
--------------------------------------------------------------------------------
   Total Agency Obligations
   (cost $2,198,259)                                                   2,172,035
================================================================================

   COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.68%
   Bank of America Commercial
      Mortgage Series 2004-5 A3
      4.561% 11/10/41                                       95,000        91,847
      Series 2005-1 A3
      4.877% 11/10/42                                      545,000       539,283
   o  Series 2005-5 A4
      5.115% 10/10/45                                      750,000       738,495
 # Bear Stearns Commercial
      Mortgage Securities
      Series 2004-ESA E 144A
      5.064% 5/14/16                                       225,000       225,053
 o Bear Stearns Commercial
      Mortgage Securities
      Series 2005-T20 A4A
      5.303% 10/12/42 USD                                  330,000   $   328,092
   Citigroup/Deutsche
      Bank Commercial
      Mortgage Trust
      Series 2005-C1 A4
      5.225% 9/15/20                                       375,000       375,000
      Series 2005-C1 AJ
      5.225% 9/15/20                                       180,000       178,542
 # Commercial Mortgage
      Pass Through Certificates
      Series 2001-J1A A2 144A
      6.457% 2/14/34                                       333,865       349,659
 # Crown Castle Towers
      Series 2005-1A C 144A
      5.074% 6/15/35                                       120,000       116,713
   First Union-Lehman
      Brothers-Bank of America
      Series 1998-C2 A2
      6.56% 11/18/35                                       170,864       176,113
   General Electric Capital
      Commercial Mortgage
      Series 2002-1A A3
      6.269% 12/10/35                                      290,000       306,069
      Series 2005-C2 A2
      4.706% 5/10/43                                       360,000       354,210
      Series 2005-C3 A3FX
      4.863% 7/10/45                                       155,000       153,287
   General Motors Acceptance
      Corporation Commercial
      Mortgage Securities
      Series 1998-C2 A2
      6.42% 5/15/35                                        472,435       487,621
 o Greenwich Capital
      Commercial Funding
      Series 2004-GG1 A7
      5.317% 6/10/36                                       250,000       250,475
      Series 2005-GG5 A5
      5.224% 4/10/37                                       320,000       321,596
   JPMorgan Chase
      Commercial Mortgage
      Securities
      Series 2002-C1 A3
      5.376% 7/12/37                                       515,000       520,233
      Series 2003-C1 A2
      4.985% 1/12/37                                       664,000       655,108
 o Series 2005-CB11 A4
      5.335% 8/12/37                                       770,000       769,844


98   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                         Principal       Value
                                                          Amount Q      (U.S.$)
--------------------------------------------------------------------------------
   Lehman Brothers-UBS
      Commercial
      Mortgage Trust
      Series 2002-C1 A4
      6.462% 3/15/31 USD                                   20,000     $   21,408
      Series 2005-C5 A2
      4.885% 9/15/40                                      545,000        540,063
   Merrill Lynch
      Mortgage Trust
    o Series 2004-BPC1 A3
      4.467% 10/12/41                                     470,000        452,475
      Series 2005-CIP1 A2
      4.96% 7/12/38                                       620,000        615,000
    o Series 2005-CIP1 B
      5.274% 7/12/38                                      130,000        127,642
    # Series 2005-GGP1 E 144A
      4.33% 11/15/10                                      105,000        103,692
    # Series 2005-GGP1 F 144A
      4.35% 11/15/10                                      105,000        103,634
   Morgan Stanley Capital I
      Series 2005-HQ6 A2A
      4.882% 8/13/42                                      470,000        463,693
 # Nationslink Funding
      Series 1998-2 F 144A
      7.105% 8/20/30                                       45,000         48,106
 # Tower Series 2004-2A A
      144A 4.232% 12/15/14                                135,000        130,177
--------------------------------------------------------------------------------
   Total Commercial Mortgage-Backed Securities
   (cost $9,740,729)                                                   9,543,130
================================================================================

   CORPORATE BONDS - 32.78%
   Banking - 2.34%
 # Banco Santander 144A
    o 4.148% 12/9/09                                      215,000        214,442
      5.375% 12/9/14                                      125,000        123,631
    o Barclays Bank
      6.278% 12/29/49                                     190,000        180,120
   Citigroup 5.875% 2/22/33                               680,000        679,930
o# HBOS 144A 5.92% 9/29/49                                500,000        493,628
 # Mizuho Financial Group 144A
      5.79% 4/15/14                                       225,000        231,114
   Popular North America
      4.25% 4/1/08                                         35,000         34,412
   Popular North America
      Capital Trust
      6.564% 9/15/34                                      425,000        426,823
o# Rabobank Capital
      Funding II 144A
      5.26% 12/29/49                                      385,000        381,889
 o RBS Capital Trust I
      4.709% 12/29/49                                      30,000         28,237
   Regions Financial
      6.375% 5/15/12 USD                                   50,000     $   53,384
      7.00% 3/1/11                                          5,000          5,451
o# Resona Bank 144A
      5.85% 9/29/49                                       645,000        623,763
o# Resona Preferred 144A
      7.191% 12/29/49                                     440,000        449,049
                                                                      ----------
                                                                       3,925,873
                                                                      ----------

   Basic Industries - 2.96%
   Abitibi-Consolidated
      6.95% 12/15/06                                      179,000        182,133
      7.875% 8/1/09                                       340,000        327,250
   Barrick Gold Finance
      7.50% 5/1/07                                         10,000         10,372
   Bowater 9.00% 8/1/09                                   415,000        423,300
 # Codelco 144A
      5.625% 9/21/35                                      335,000        319,626
   Donohue Forrest Products
      7.625% 5/15/07                                      390,000        401,700
   Georgia-Pacific
      8.875% 5/15/31                                      425,000        485,563
   Ispat Inland 9.75% 4/1/14                               48,000         54,480
   Lubrizol 4.625% 10/1/09                                275,000        268,271
   Norske Skog Canada
      8.625% 6/15/11                                      450,000        436,500
   Smurfit Capital Funding
      6.75% 11/20/05                                      545,000        544,318
 # Southern Peru 144A
      7.50% 7/27/35                                       490,000        470,367
   Stone Container
      9.25% 2/1/08                                        165,000        168,713
      9.75% 2/1/11                                        540,000        542,699
   Temple-Inland
      5.003% 5/17/07                                      345,000        343,180
                                                                      ----------
                                                                       4,978,472
                                                                      ----------
   Brokerage - 1.50%
   Amvescap
      4.50% 12/15/09                                      580,000        566,551
   Credit Suisse First
      Boston USA
      6.125% 11/15/11                                      45,000         47,192
   E Trade Financial
      8.00% 6/15/11                                       145,000        147,900
 # E Trade Group 144A
      8.00% 6/15/11                                       400,000        408,000
   Franklin Resources
      3.70% 4/15/08                                        15,000         14,594
   Goldman Sachs Group
      6.345% 2/15/34                                      425,000        427,575


                                 2005 Annual Report o Delaware Pooled Trust   99

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------

   Morgan Stanley
      4.75% 4/1/14 USD                                      410,000   $  387,427
      5.05% 1/21/11                                         175,000      173,669
      5.375% 10/15/15                                       355,000      351,071
                                                                      ----------
                                                                       2,523,979
                                                                      ----------

   Capital Goods - 0.07%
   General Electric
      5.00% 2/1/13                                           35,000       34,757
   York International
      6.625% 8/15/06                                         75,000       75,838
                                                                      ----------
                                                                         110,595
                                                                      ----------

   Communications - 4.54%
   BellSouth
      4.20% 9/15/09                                         165,000      160,166
      6.00% 11/15/34                                         50,000       48,269
   Citizens Communications
      9.25% 5/15/11                                         170,000      184,875
   Cox Communications
      4.625% 1/15/10                                        240,000      231,809
   CSC Holdings
      8.125% 7/15/09                                        110,000      113,025
      8.125% 8/15/09                                         95,000       97,613
      10.50% 5/15/16                                        150,000      161,625
   GTE Hawaiian Telephone
      7.00% 2/1/06                                          110,000      110,550
      7.375% 9/1/06                                         275,000      277,063
 # Hanarotelecom 144A
      7.00% 2/1/12                                          605,000      589,480
   InterActiveCorp
      6.75% 11/15/05                                         65,000       65,034
   MCI
      6.908% 5/1/07                                         615,000      622,687
      7.688% 5/1/09                                         150,000      155,813
   Nextel Communications
      6.875% 10/31/13                                       490,000      513,020
   Qwest 7.875% 9/1/11                                      460,000      484,150
   Qwest Service
      13.50% 12/15/10                                       275,000      315,563
   SBC Communications
      4.125% 9/15/09                                         95,000       91,549
      6.15% 9/15/34                                         555,000      543,939
   Sprint Capital
   SS 4.78% 8/17/06                                         395,000      394,902
      6.375% 5/1/09                                         110,000      114,181
      7.625% 1/30/11                                          5,000        5,508
      8.75% 3/15/32                                         460,000      596,761
   Telecom Italia Capital
      4.00% 1/15/10                                         240,000      228,356
   Telefonos de Mexico
      4.50% 11/19/08                                        585,000      573,801
   Thomson
      5.75% 2/1/08 USD                                      285,000   $  289,375
   Time Warner
      Entertainment
      8.375% 3/15/23                                        145,000      170,850
   Time Warner
      Telecommunications
      9.75% 7/15/08                                         265,000      270,300
   Verizon Global
      4.90% 9/15/15                                          55,000       52,454
      5.85% 9/15/35                                         110,000      103,225
   Verizon Wireless
      5.375% 12/15/06                                        25,000       25,145
   Vodafone Group
      5.375% 1/30/15                                         30,000       30,108
                                                                      ----------
                                                                       7,621,196
                                                                      ----------

   Consumer Cyclical - 5.03%
   Autonation 9.00% 8/1/08                                   80,000       86,800
 o Centex 3.95% 8/1/07                                      335,000      335,559
   Corrections Corporation
      of America 7.50% 5/1/11                               125,000      129,844
 o Daimlerchrysler NA Holdings
      4.78% 10/31/08                                        320,000      320,088
   Darden Restaurants
      6.00% 8/15/35                                          65,000       60,056
   Ford Motor 7.45% 7/16/31                                 750,000      555,000
   Ford Motor Credit
      5.625% 10/1/08                                        210,000      196,293
      5.70% 1/15/10                                         215,000      193,649
      6.625% 6/16/08                                        365,000      350,224
      7.00% 10/1/13                                         225,000      206,237
   General Motors Acceptance
      Corporation
    o 5.10% 7/16/07                                         430,000      420,478
      6.75% 12/1/14                                         525,000      502,857
      8.00% 11/1/31                                         585,000      605,596
   JC Penney 7.375% 8/15/08                                 190,000      199,975
   Johnson Controls
      5.00% 11/15/06                                         40,000       39,991
   Jones Apparel
      4.25% 11/15/09                                        175,000      164,497
   Kohl's 7.25% 6/1/29                                       15,000       16,472
   Liberty Media
    o 5.37% 9/17/06                                         359,083      361,992
      5.70% 5/15/13                                         400,000      362,844
   Lodgenet Entertainment
      9.50% 6/15/13                                         255,000      277,313
   Lowe's 7.50% 12/15/05                                     30,000       30,096
   MGM MIRAGE 9.75% 6/1/07                                  715,000      754,324
 # Neiman Marcus 144A
      10.375% 10/15/15                                      330,000      320,100


100    Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------
   Target 5.875% 3/1/12 USD                                  40,000   $   41,931
   Time Warner
      8.18% 8/15/07                                         705,000      742,453
   United Air Lines
      7.73% 7/1/10                                          209,839      202,532
   Visteon
      7.00% 3/10/14                                         280,000      239,400
      8.25% 8/1/10                                          775,000      719,780
   Wendy's International
      6.35% 12/15/05                                         10,000       10,019
                                                                      ----------
                                                                       8,446,400
                                                                      ----------

   Consumer Non-Cyclical - 2.77%
   Albertson's 8.00% 5/1/31                                 390,000      357,937
 # Amerisourcebergen 144A
      5.625% 9/15/12                                        455,000      440,213
   Biovail 7.875% 4/1/10                                    195,000      202,069
   Constellation Brands
      8.125% 1/15/12                                         95,000       99,394
   GlaxoSmithKline Capital
      5.375% 4/15/34                                         15,000       14,827
   HCA 5.50% 12/1/09                                        495,000      484,662
   Kraft Foods
      4.125% 11/12/09                                     1,045,000    1,010,359
      6.50% 11/1/31                                          85,000       91,916
   Medco Health Solutions
      7.25% 8/15/13                                         635,000      688,773
   MedPartners
      7.375% 10/1/06                                        655,000      668,100
 # Quest Diagnostic 144A
      5.125% 11/1/10                                        140,000      139,877
   Safeway 6.15% 3/1/06                                      10,000       10,025
   Universal 6.50% 2/15/06                                   85,000       85,461
   WellPoint
      3.75% 12/14/07                                        199,000      194,402
      4.25% 12/15/09                                        165,000      160,170
                                                                      ----------
                                                                       4,648,185
                                                                      ----------

   Electric - 3.29%
   Ameren 4.263% 5/15/07                                     10,000        9,868
SS America Electric Power
      4.709% 8/16/07                                         15,000       14,923
   Appalachian Power
      4.40% 6/1/10                                           15,000       14,521
   Arizona Public Service
      5.50% 9/1/35                                          260,000      241,008
   Avista
      7.75% 1/1/07                                           85,000       87,489
      9.75% 6/1/08                                          310,000      341,556
 o Avista Capital Trust III
      6.50% 4/1/34                                          150,000      150,979
   CC Fund Trust I
      6.90% 2/16/07                                          10,000       10,227
   Dominion Resources
    o 4.30% 9/28/07 USD                                     345,000   $  345,206
      7.195% 9/15/14                                        350,000      386,402
   Duke Capital
      4.331% 11/16/06                                        15,000       14,886
      5.668% 8/15/14                                         10,000        9,974
   Exelon 5.625% 6/15/35                                     10,000        9,098
   FPL Group Capital
      4.086% 2/16/07                                        245,000      242,856
   Midamerican Funding
      6.75% 3/1/11                                          245,000      262,161
   Monongahela Power
      5.00% 10/1/06                                         115,000      115,034
   Oncor Electric Delivery
      7.00% 5/1/32                                           30,000       33,187
   Pepco Holdings
      5.50% 8/15/07                                         450,000      453,902
   Potomac Electric Power
      6.25% 10/15/07                                         10,000       10,246
 # Power Contract
   Financing 144A
      5.20% 2/1/06                                           24,585       24,615
      6.256% 2/1/10                                          60,000       61,021
   PSE&G Energy Holdings
      7.75% 4/16/07                                         635,000      647,701
 o SCANA 4.02% 3/1/08                                       480,000      480,419
   Southern California Edison
    o 3.925% 12/13/07                                       430,000      430,116
      5.75% 4/1/35                                            5,000        4,993
      6.00% 1/15/34                                         250,000      257,936
      7.625% 1/15/10                                        110,000      119,871
   Southern Capital Funding
      5.30% 2/1/07                                           85,000       85,307
   TECO Energy 7.20% 5/1/11                                 260,000      273,000
 # Tenaska Alabama 144A
      7.00% 6/30/21                                         105,000      107,202
   TXU Energy
      7.00% 3/15/13                                         260,000      271,128
                                                                      ----------
                                                                       5,516,832
                                                                      ----------

   Energy - 1.84%
   Apache Finance
      7.00% 3/15/09                                          60,000       64,611
 # Canadian Oil Sands 144A
      4.80% 8/10/09                                         130,000      127,873
   Naftogaz Ukrainy
      8.125% 9/30/09                                        600,000      628,440
   Nexen 5.875% 3/10/35                                     215,000      205,308
   Petroleum Geo-Services
      8.00% 11/5/06                                          60,001       60,601
 # Ras Laffan LNG III 144A
      5.838% 9/30/27                                        540,000      530,114


                                2005 Annual Report o Delaware Pooled Trust   101

                                                                        Market
                                                         Principal      Value
                                                          Amount Q     (U.S.$)
--------------------------------------------------------------------------------

 o Secunda International
     12.15% 9/1/12 USD                                     470,000   $   491,150
   SESI 8.875% 5/15/11                                     155,000       163,138
   Tesoro 8.00% 4/15/08                                    150,000       156,750
   Tyumen Oil 11.00% 11/6/07                               425,000       466,353
   USX 9.125% 1/15/13                                       60,000        72,987
   Valero Energy
     6.125% 4/15/07                                         50,000        50,824
     7.375% 3/15/06                                         25,000        25,200
   Weatherford International
     4.95% 10/15/13                                         50,000        48,928
                                                                     -----------
                                                                       3,092,277
                                                                     -----------
   Finance - 1.15%
   International Lease Finance
     4.625% 6/2/08                                          20,000        19,782
 # Power Receivables
     Finance 144A
     6.29% 1/1/12                                          268,464       273,077
o# Premium Asset Trust
     Series 2005-2 144A
     3.94% 2/2/07                                          360,000       360,000
 # Residential Capital 144A
     6.375% 6/30/10                                        315,000       320,279
     6.875% 6/30/15                                        570,000       601,177
 # SovRisc 144A
     4.625% 10/31/08                                       355,000       353,935
                                                                     -----------
                                                                       1,928,250
                                                                     -----------
   Industrial - 0.08%
   Trimas 9.875% 6/15/12                                   165,000       134,475
                                                                     -----------
                                                                         134,475
                                                                     -----------
   Insurance - 4.32%
 # Farmers Exchange
     Capital 144A
     7.05% 7/15/28                                       1,245,000     1,261,703
 # Farmers Insurance
     Exchange 144A
     6.00% 8/1/14                                          125,000       124,923
     8.625% 5/1/24                                          40,000        47,382
   Marsh & McLennan
   o 4.27% 7/13/07                                         345,000       343,672
     5.15% 9/15/10                                         385,000       378,887
     5.375% 3/15/07                                        550,000       551,495
     5.375% 7/15/14                                         35,000        33,565
     5.75% 9/15/15                                         166,000       161,787
   MetLife
     5.00% 6/15/15                                         245,000       238,516
     5.70% 6/15/35                                          45,000        43,600
 # Nationwide Mutual
     Insurance 144A
     7.875% 4/1/33                                         430,000       512,388
 # Nippon Life
     Insurance 144A
     4.875% 8/9/10 USD                                     430,000   $   421,967
o# North Front Pass-Through
     Trust 144A
     5.81% 12/15/24                                        750,000       743,467
o# Oil Insurance 144A
     5.15% 8/15/33                                         760,000       749,620
   St. Paul Travelers
     5.01% 8/16/07                                         415,000       413,989
o# Twin Reefs Pass-Through
     Trust 144A
     4.935% 12/31/49                                       400,000       399,107
   Willis Group
     5.125% 7/15/10                                        490,000       485,121
     5.625% 7/15/15                                        340,000       334,233
                                                                     -----------
                                                                       7,245,422
                                                                     -----------
   Natural Gas - 1.45%
   Atmos Energy
     4.00% 10/15/09                                         20,000        19,137
   o 4.525% 10/15/07                                       275,000       275,313
   El Paso Natural Gas
     7.625% 8/1/10                                           5,000         5,272
   Enterprise Products
     Operating
     4.00% 10/15/07                                        200,000       195,676
     4.625% 10/15/09                                       355,000       344,646
   Sempra Energy
   o 4.29% 5/21/08                                         365,000       366,260
     4.621% 5/17/07                                        495,000       492,517
   Valero Logistics Operations
     6.05% 3/15/13                                         515,000       530,048
 # Williams Gas Pipelines
     Central 144A
     7.375% 11/15/06                                       200,000       205,648
                                                                     -----------
                                                                       2,434,517
                                                                     -----------
   Real Estate - 0.31%
   Developers Diversified Realty
     4.625% 8/1/10                                         375,000       362,606
     5.25% 4/15/11                                          35,000        34,590
     5.375% 10/15/12                                       125,000       122,737
                                                                     -----------
                                                                         519,933
                                                                     -----------
   Technology - 0.66%
 # IKON Office 144A
     7.75% 9/15/15                                         175,000       166,688
   Motorola 4.608% 11/16/07                                660,000       657,029
 # Sunguard Data 144A
     9.125% 8/15/13                                        285,000       290,700
                                                                     -----------
                                                                       1,114,417
                                                                     -----------


102   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                         Principal      Value
                                                          Amount Q     (U.S.$)
                                                         ---------   -----------

   Transportation - 0.47%
   American Airlines
     6.817% 5/23/11 USD                                    130,000   $   116,756
   Continental Airlines
     6.503% 6/15/11                                        295,000       281,333
   o CSX 4.01% 8/3/06                                      104,000       104,213
 # Erac USA Finance 144A
     7.35% 6/15/08                                         270,000       284,433
                                                                     -----------
                                                                         786,735
                                                                     -----------
--------------------------------------------------------------------------------
   Total Corporate Bonds
   (cost $56,207,884)                                                 55,027,558
================================================================================

 ^ FEDERAL AGENCIES (DISCOUNT NOTES) - 16.86%
   Fannie Mae
     3.699% 11/2/05                                        320,000       319,967
     3.808% 11/14/05                                     8,530,000     8,518,295
   Freddie Mac
     3.675% 11/2/05                                     15,730,000    15,728,397
     3.771% 11/15/05                                     3,748,000     3,742,517
--------------------------------------------------------------------------------
   Total Federal Agencies (Discount Notes)
   (cost $28,309,176)                                                 28,309,176
================================================================================

   FOREIGN AGENCIES - 0.46%
   Austria - 0.05%
   Oesterreichische
     Kontrollbank
     1.80% 3/22/10 JPY                                   9,000,000        81,056
                                                                     -----------
                                                                          81,056
                                                                     -----------
   Canada - 0.35%
   Canada Housing Trust
     No 1 3.75% 3/15/10 CAD                                700,000       588,135
                                                                     -----------
                                                                         588,135
                                                                     -----------
   United States - 0.06%
   Pemex Project Funding
     Master Trust
     6.125% 8/15/08 USD                                     10,000        10,240
 # Pemex Project Funding
     Master Trust 144A
     6.625% 6/15/35 USD                                     95,000        91,319
                                                                     -----------
                                                                         101,559
                                                                     -----------
--------------------------------------------------------------------------------
   Total Foreign Agencies
   (cost $765,110)                                                       770,750
================================================================================

   MUNICIPAL BONDS - 1.25%
   Augusta, Georgia Water &
     Sewer Revenue
     5.25% 10/1/34 (FSA)                                   165,000       175,307
     5.25% 10/1/39 (FSA)                                   145,000       153,161
   California State
     5.00% 2/1/33 USD                                       20,000   $    20,265
   California State Economic
   Recovery Series A
     5.25% 7/1/13                                           55,000        60,431
   California State University
     Systemwide Revenue
     5.00% 11/1/30 (AMBAC)                                 105,000       108,899
   Colorado Department of
     Transportation Revenue
     Series B
     5.00% 12/15/12 (FGIC)                                  30,000        32,359
     5.00% 12/15/13 (FGIC)                                 155,000       167,191
 o Forsyth, Montana Pollution
     Control Revenue
     (Portland General Project)
     Series A 5.20% 5/1/33                                  25,000        25,990
   Fulton County, Georgia
     Water & Sewer Revenue
     5.25% 1/1/35 (FGIC)                                    20,000        21,176
Section Golden State, California
     Tobacco Securitization
     Corporation Settlement
     Revenue Series B
     5.50% 6/1/43-13                                        40,000        44,254
     5.625% 6/1/38-13                                       30,000        33,435
   Illinois State Taxable
     Pension 5.10% 6/1/33                                  220,000       212,167
   Massachusetts School
     Building Authority
     5.00% 8/15/30 (FSA)                                   490,000       507,031
   New Jersey Economic
     Development Authority
     Revenue Cigarette Tax
     5.75% 6/15/29                                          95,000        99,901
   New York State Sales
     Tax Asset Receivables
     Series A
     5.25% 10/15/27 (AMBAC)                                120,000       128,443
   New York State Urban
     Development Series A-1
     5.25% 3/15/34 (FGIC)                                   90,000        95,337
   Oregon State Taxable
     Pension 5.892% 6/1/27                                 105,000       111,504
   West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                                    30,000        30,409
     6.07% 7/1/26                                           75,000        77,892
--------------------------------------------------------------------------------
   Total Municipal Bonds
   (cost $2,124,710)                                                   2,105,152
================================================================================


                                2005 Annual Report o Delaware Pooled Trust   103

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------

  NON-AGENCY ASSET-BACKED SECURITIES - 4.17%
  AmeriCredit Automobile
    Receivables Trust
    Series 2001-C A4
    5.01% 7/14/08 USD                                       45,819    $   45,857
    Series 2002-A A4
    4.61% 1/12/09                                          177,923       177,924
  Capital Credit Card
    Issuance Trust
    2005-A7 A7
    4.75% 10/22/12                                         500,000       496,563
  Capital One Auto
    Finance Trust
    Series 2005-C A3
    4.61% 7/15/10                                          535,000       533,783
  Chase Manhattan Auto
    Owner Trust Series
    2003-B A3 1.82% 7/16/07                                 54,498        54,204
  Citibank Credit Card
    Issuance Trust
    Series 2003-A7 A7
    4.15% 7/7/17                                            15,000        14,013
# Countrywide Asset-Backed
    Certificates Series
    2004-1 Net Interest
    Margin 144A
    6.00% 5/25/34                                            5,224         5,224
  Countrywide Asset-Backed
    Certificates
  o Series 2004-9 AF2
    3.337% 9/25/23                                         100,000        99,322
  o Series 2004-13 AV2
    4.298% 5/25/34                                          25,000        25,050
    Series 2004-S1 A2
    3.872% 3/25/20                                         410,000       402,417
  o Series 2005-7 AF2
    4.367% 11/25/35                                        755,000       742,992
  o Series 2005-12 2A2
    4.898% 2/25/36                                         660,000       656,295
# GSAA Trust Series
    2004-4N 144A
    6.25% 5/25/34                                           28,665        28,656
  Honda Automobile
    Receivables Owners
    Trust Series 2004-2 A4
    3.81% 10/15/09                                          25,000        24,514
  MBNA Credit Card
    Master Note Trust
    Series 2005-A3 A3
    4.10% 10/15/12                                         195,000       189,039
  Mid-State Trust
    Series 11 A1
    4.864% 7/15/38 USD                                      21,902    $   20,598
    Series 2004-1 A
    6.005% 8/15/37                                          24,034        24,570
o Novastar Home Equity
    Loan Series 2004-4 A2B
    4.38% 3/25/35                                          135,000       135,306
o Option One Mortgage
    Loan Trust Series
    2005-4 A3
    4.14% 11/25/35                                         740,000       740,000
  Renaissance Home
    Equity Loan Trust
    Series 2004-4 AF2
    3.856% 2/25/35                                         125,000       123,210
  Series 2005-2 AF2
    4.361% 8/25/35                                         875,000       863,299
o Residential Asset
    Mortgage Products
    Series 2004-RS12 AII2
    4.268% 12/25/34                                        400,000       400,523
    Series 2004-RZ2 AI3
    4.30% 1/25/31                                           60,000        59,335
o Saxon Asset Securities
    Trust Series 2005-1 A2B
    4.258% 5/25/35                                         365,000       365,277
# Sierra Receivables
    Funding Company
    Series 2003-1A 144A
    3.09% 1/15/14                                          326,347       319,949
  Structured Asset Securities
    Series 2001-SB1 A2
    3.375% 8/25/31                                         115,904       105,848
    Series 2005-NC1 A2
    3.92% 2/25/35                                          230,000       226,801
  o Series 2005-NC1 A7
    4.268% 2/25/35                                         125,000       125,170
--------------------------------------------------------------------------------
Total Non-Agency Asset-Backed Securities
(cost $7,055,943)                                                      7,005,739
================================================================================


104   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                          Principal      Value
                                                           Amount Q     (U.S.$)
--------------------------------------------------------------------------------

  NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS - 12.21%
  Bank of America Alternative
    Loan Trust
    Series 2003-10 2A1
    6.00% 12/25/33 USD                                       69,772   $   70,034
    Series 2004-2 1A1
    6.00% 3/25/34                                            77,104       77,393
    Series 2004-10 1CB1
    6.00% 11/25/34                                          206,958      209,152
    Series 2004-11 1CB1
    6.00% 12/25/34                                           25,707       25,980
    Series 2005-3 2A1
    5.50% 4/25/20                                           202,546      203,053
    Series 2005-5 2CB1
    6.00% 6/25/35                                           387,659      390,611
    Series 2005-6 7A1
    5.50% 7/25/20                                           631,634      632,819
    Series 2005-9 5A1
    5.50% 10/25/20                                        1,012,693    1,022,819
  Bank of America Mortgage
    Securities
  o Series 2003-D 1A2
    3.428% 5/25/33                                            3,496        3,490
  o Series 2003-I 2A4
    3.828% 10/25/33                                          85,000       84,359
  o Series 2004-A 1A1
    3.4769% 2/25/34                                         513,536      509,724
  o Series 2004-E 1A1
    3.523% 6/25/34                                          211,637      208,711
    Series 2005-9 2A1
    4.75% 10/25/20                                          673,590      657,754
  o Series 2005-A 2A1
    4.47% 2/25/35                                           298,416      292,871
  o Series 2005-B 2A1
    4.402% 3/25/35                                          577,325      565,569
  o Series 2005-E 2A1
    4.99% 6/25/35                                           125,329      124,009
  o Series 2005-F 2A3
    4.736% 7/25/35                                          619,185      610,477
  o Series 2005-I 2A1
    4.894% 10/25/35                                         601,738      601,738
o Bear Stearns Adjustable
    Rate Mortgage Trust
    Series 2005-7 1A2
    4.75% 8/25/35                                           227,378      222,652
    Series 2005-10 A1
    4.75% 10/25/35                                          450,000      445,922
  Countrywide Alternative
    Loan Trust
    Series 2004-28CB 6A1
    6.00% 1/25/35 USD                                       809,241   $  815,405
  o Series 2004-J7 1A2
    4.673% 8/25/34                                          185,000      184,215
o Countrywide Alternative
    Loan Trust Series
    2005-63 3A1
    5.915% 11/25/35                                         745,000      752,798
  Credit Suisse First
    Boston Mortgage
    Securities Series
    2003-29 5A1
    7.00% 12/25/33                                           38,516       39,431
    Securities Series 2004-1
    3A1 7.00% 2/25/34                                        16,036       16,359
  Deutsche Alternative Loan
    Securities Series 2003-3
    2A 3 4.50% 10/25/33                                      18,696       18,650
o Deutsche Mortgage
    Securities Series
    2004-4 1A2 4.01% 4/25/34                                  2,425        2,418
  First Horizon Alternative
    Mortgage Securities
    Series 2004-FA1 1A1
    6.25% 10/25/34                                          642,867      650,805
  First Horizon Asset Securities
    Series 2003-5 1A17
    8.00% 7/25/33                                            17,693       18,559
  o Series 2004-AR5 4A1
    5.698% 10/25/34                                          87,537       87,678
  o Series 2004-AR7 1A1
    4.473% 2/25/35                                          398,096      398,174
# GSMPS Mortgage Loan
    Trust 144A
    Series 1998-3 A
    7.75% 9/19/27                                            43,811       46,071
    Series 1999-2 A
    8.00% 9/19/27                                           103,706      109,749
    Series 1999-3 A
    8.00% 8/19/29                                            48,917       51,768
    Series 2005-RP1 1A3
    8.00% 1/25/35                                           151,091      160,454
    Series 2005-RP1 1A4
    8.50% 1/25/35                                           138,200      149,718
  GSR Mortgage Home Loan
    Trust Series 2004-2F 9A1
    6.00% 9/25/19                                            18,097       18,241


                                2005 Annual Report o Delaware Pooled Trust   105

                                                                        Market
                                                         Principal      Value
                                                          Amount Q     (U.S.$)
--------------------------------------------------------------------------------
 o Indymac Index Mortgage
      Loan Trust
      Series 2004-AR4 1A
      4.657% 8/25/34 USD                                  599,025    $   598,219
      Series 2005-AR25 1A21
      5.91% 12/25/35                                      545,000        549,769
 o JPMorgan Mortgage Trust
      Series 2005-A6 1A2
      5.157% 9/25/35                                      690,000        676,614
 o MASTR Adjustable Rate
      Mortgages Trust Series
      2003-6 1A2
      2.902% 12/25/33                                      59,111         58,516
   MASTR Alternative
      Loans Trust
      Series 2003-6 3A1
      8.00% 9/25/33                                        13,978         14,319
      Series 2003-9 1A1
      5.50% 12/25/18                                       62,744         62,862
      Series 2005-3 7A1
      6.00% 4/25/35                                       263,945        265,933
 # MASTR Reperforming
      Loan Trust 144A
      Series 2005-1 1A5 144A
      8.00% 8/25/34                                       214,644        227,633
      Series 2005-2 1A4 144A
      8.00% 5/25/35                                       634,470        673,529
 # MASTR Specialized Loan
      Trust Series
      2005-2 A2 144A
      5.15% 7/25/35                                       320,197        316,995
 o Merrill Lynch Mortgage
      Investors Series
      2005-A5 A9
      4.89% 6/25/35                                       476,372        471,478
   Nomura Asset Acceptance
    o Series 2004-AP2 A2
      4.099% 7/25/34                                       28,679         28,596
      Series 2005-WF1 2A2
      4.786% 3/25/35                                      370,000        364,621
   Preliminary Deal
      Model AM-16 MB
      5.50% 11/25/35                                      880,000        886,737
   Prime Mortgage Trust
      Series 2004-2 A2
      4.75% 11/25/19                                      540,339        532,552
      Series 2004-CL1 1A1
      6.00% 2/25/34                                        36,428         36,360
   Residential Asset
      Mortgage Products
      Series 2004-SL1 A3
      7.00% 11/25/31 USD                                   47,117    $    48,213
      Series 2004-SL4 A3
      6.50% 7/25/32                                       125,817        127,893
      Series 2005-SL1 A2
      6.00% 5/25/32                                       279,802        284,744
 o Structured Adjustable
      Rate Mortgage
      Loan Trust
      Series 2004-18 5A
      5.50% 12/25/34                                      101,846        101,464
      Series 2005-3XS A2
      4.288% 1/25/35                                      420,000        420,027
   Structured Asset Securities
    o Series 2002-22H 1A
      6.991% 11/25/32                                      25,349         25,750
      Series 2004-12H 1A
      6.00% 5/25/34                                       105,707        105,641
 o Thornburg Mortgage
      Securities Trust
      Series 2005-3 A1
      4.268% 10/25/35                                     650,285        650,285
   Washington Mutual
      Alternative Mortgage
      Pass-Through Certificates
      Series 2005-9 3CB
      5.50% 10/25/20                                      370,000        371,214
   Washington Mutual
    o Series 2003-AR4 A7
      3.95% 5/25/33                                        28,065         27,417
    o Series 2003-AR9 1A7
      4.055% 9/25/33                                       71,929         70,582
      Series 2004-CB3 1A
      6.00% 10/25/34                                       12,087         12,179
      Series 2004-CB3 4A
      6.00% 10/25/19                                      102,141        103,727
    o Series 2005-AR3 A1
      4.65% 3/25/35                                       295,146        290,315
 o Wells Fargo Mortgage
      Backed Securities Trust
      Series 2004-DD 2A3
      4.524% 1/25/35                                      180,000        176,846
      Series 2004-I 1A1
      3.399% 7/25/34                                      512,563        511,167
      Series 2004-T A1
      3.451% 9/25/34                                      425,986        423,211
      Series 2005-AR16 2A1
      4.947% 10/25/35                                     510,057        507,329
--------------------------------------------------------------------------------
   Total Non-Agency Collateralized Mortgage Obligations
   (cost $20,682,549)                                                 20,502,367
================================================================================


106   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                         Principal      Value
                                                         Amount Q      (U.S.$)
--------------------------------------------------------------------------------
   REGIONAL AGENCY - 0.43%
   Canada - 0.42%
   Ontario Province
      4.50% 3/8/15 CAD                                     281,000   $   240,354
   Quebec Province
      5.00% 12/1/15 CAD                                    537,000       472,049
--------------------------------------------------------------------------------
   Total Regional Agency
   (cost $717,172)                                                       712,403
================================================================================
   SOVEREIGN DEBT- 4.33%
   Brazil - 0.40%
   Federal Republic of Brazil
      12.50% 1/5/16 BRL                                  1,598,000       670,623
                                                                     -----------
                                                                         670,623
                                                                     -----------
   El Salvador - 0.17%
   Republic of El Salvador
      7.65% 6/15/35 USD                                    285,000       285,450
                                                                     -----------
                                                                         285,450
                                                                     -----------
   Germany - 1.13%
   Deutschland Republic
      5.00% 7/4/11 EUR                                     715,000       943,294
      5.25% 1/4/11 EUR                                      60,000        79,548
   Siberian Oil
      10.75% 1/15/09 USD                                   770,000       869,099
                                                                     -----------
                                                                       1,891,941
                                                                     -----------
   Mexico - 0.00%
   Mexico Government
      6.75% 9/27/34 USD                                      5,000         5,225
                                                                     -----------
                                                                           5,225
                                                                     -----------
   Poland - 0.88%
   Poland Government
      5.75% 3/24/10 PLZ                                  1,884,000       581,478
      6.25% 10/24/15 PLZ                                 2,730,000       886,617
                                                                     -----------
                                                                       1,468,095
                                                                     -----------
   Sweden - 0.60%
   Swedish Government
      4.00% 12/1/09 SEK                                  4,105,000       539,396
      4.50% 8/12/15 SEK                                  2,040,000       281,970
      5.00% 12/1/20 SEK                                  1,250,000       186,199
                                                                     -----------
                                                                       1,007,565
                                                                     -----------
   United Kingdom - 0.93%
   U.K. Treasury
      8.00% 9/27/13 GBP                                    345,900       761,172
      8.00% 6/7/21 GBP                                     322,900       807,085
                                                                     -----------
                                                                       1,568,257
                                                                     -----------
   Venezuela - 0.22%
   Venezuela Government
      9.375% 1/13/34 USD                                   320,000   $   372,960
                                                                     -----------
                                                                         372,960
                                                                     -----------
--------------------------------------------------------------------------------
   Total Sovereign Debt
   (cost $7,458,759)                                                   7,270,116
================================================================================
   SUPRANATIONAL BANKS - 0.14%
   Inter-American
      Development Bank
      1.90% 7/8/09 JPY                                  25,000,000       225,651
--------------------------------------------------------------------------------
   Total Supranational Banks
   (cost $249,325)                                                       225,651
================================================================================
   U.S. TREASURY OBLIGATIONS - 13.88%
   U.S. Treasury Bond
      5.375% 2/15/31 USD                                 4,580,000     4,996,496
   U.S. Treasury Inflation
      Index Notes
      0.875% 4/15/10                                       740,090       711,470
      1.875% 7/15/15                                       646,087       639,728
      2.00% 7/15/14                                        697,979       700,024
      3.00% 7/15/12                                      1,922,184     2,055,912
   U.S. Treasury Notes
      3.625% 6/30/07                                     3,840,000     3,793,651
    A 3.75% 3/31/07                                      5,315,000     5,269,743
      4.125% 8/15/08                                       300,000       297,867
      4.125% 8/15/10                                     1,285,000     1,265,927
      4.25% 8/15/15                                      1,890,000     1,844,818
 ^ U.S. Treasury Strip
      4.232% 11/15/13                                    2,480,000     1,717,873
--------------------------------------------------------------------------------
   Total U.S. Treasury Obligations
   (cost $23,626,611)                                                 23,293,509
================================================================================

                                                              Number of
                                                                Shares
--------------------------------------------------------------------------------
   PREFERRED STOCK - 0.04%
   Nexen 7.35%                                                  2,375     61,441
--------------------------------------------------------------------------------
   Total Preferred Stock
   (cost $62,688)                                                         61,441
================================================================================
   WARRANTS - 0.00%
+# Solutia144A, exercise
   price $7.59, expiration
   date 7/15/09                                                    20          0
--------------------------------------------------------------------------------
   Total Warrants (cost $1,711)                                                0
================================================================================


                                2005 Annual Report o Delaware Pooled Trust   107

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 116.41%
(COST $198,046,456)                                                $195,438,255
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (16.41%)                                          (27,546,174)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 18,139,575
   SHARES OUTSTANDING; EQUIVALENT
   TO $9.26 PER SHARE - 100.00%                                    $167,892,081
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $167,652,871
Undistributed net investment income                                   3,778,795
Accumulated net realized loss on investments                           (957,988)
Net unrealized loss on investments and
   foreign currencies                                                (2,581,597)
--------------------------------------------------------------------------------
Total net assets                                                   $167,892,081
================================================================================

o Principal amount shown is stated in the currency in which each foreign bond is denominated.

CAD - Canadian Dollar

BRL - Brazilian Real

EUR - European Monetary Unit

GBP - British Pound Sterling

JPY - Japanese Yen

PLZ - Polish Zloty

SEK - Swedish Krona

USD - U.S. Dollar

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 9.79% of net assets. See Note 11 in "Notes to Financial Statements."

o Variable rate notes. The interest rate shown is the rate as of October 31, 2005.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

SS Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at October 31, 2005.

A    Fully or partially pledged as collateral for financial futures contracts.

Section Pre-refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+    Non-income producing security.

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation

ARM - Adjustable Rate Mortgage

CPN - Coupon

FGIC - Insured by the Financial Guaranty Insurance Company

FSA - Insured by Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Insured by the Municipal Bond Insurance Association

PRN - Principal Only Strip

S.F. - Single Family

SLMA - Student Loan Marketing Association

TBA - To be announced

yr - Year

Foreign Currency Exchange Contracts(1)

                               In        Value of                   Unrealized
      Contracts to          Exchange     Contract    Settlement    Appreciation
    Receive (Deliver)          For      at 9/30/05      Date      (Depreciation)
--------------------------------------------------------------------------------
(415,600) British Pounds   US$752,369   $(735,747)    11/10/05       $16,622
(479,600) British Pounds   US$864,704    (849,048)    11/10/05        15,656
(464) Canadian Dollars     US$    396        (393)    11/10/05             3
(787,100) Canadian
   Dollars                 US$662,736    (666,326)    11/10/05        (3,590)
(402,000) European
   Monetary Units          US$488,269    (484,563)    02/08/06         3,706
(5,674,127) Japanese Yen   US$ 50,261     (48,800)    11/10/05         1,461
5,674,127 Japanese Yen     US$(51,653)     48,800     11/10/05        (2,853)
(27,036) Japanese Yen      US$    234        (235)    02/08/06            (1)
(3,073,520) Polish Zloty   US$947,506    (929,046)    02/08/06        18,460
(2,723,000) Swedish
   Krona                   US$357,165    (342,205)    11/10/05        14,960
                                                                     -------
                                                                     $64,424
                                                                     =======

Futures Contracts(2)

                                                                  Unrealized
    Contracts          Notional        Notional    Expiration    Appreciation
  to Buy (Sell)    Cost (Proceeds)      Value         Date      (Depreciation)
--------------------------------------------------------------------------------
3 U.S. Treasury
   5 year Notes      $   324,754     $   317,672    12/30/05       $ (7,082)
57 U.S. Treasury
   10 year Notes       6,204,324       6,181,828    12/30/05        (22,496)
(9) U.S. Treasury
   long Bonds         (1,032,906)     (1,007,719)   12/30/05         25,187
                                                                   --------
                                                                   $ (4,391)
                                                                   ========

The use of futures contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

Swap Agreement(3)

 Notional    Expiration                                              Unrealized
  Amount        Date                    Description                 Depreciation
--------------------------------------------------------------------------------
$2,600,000     1/1/06     Agreement with Goldman Sachs to receive     $(29,087)
                          the notional amount multiplied by the
                          return on the Lehman Brothers
                          Commercial MBS Index Aaa and to pay the
                          notional amount multiplied by the 3
                          month BBA LIBOR adjusted by a spread of
                          plus 0.05%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amount shown above.

(1)  See Note 7 in "Notes to Financial Statements."

(2)  See Note 8 in "Notes to Financial Statements."

(3)  See Note 9 in "Notes to Financial Statements."

See accompanying notes


108   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust -- The International Equity Portfolio
Statement of Net Assets
October 31, 2005

                                                         Number     Market Value
                                                        of Shares     (U.S. $)
--------------------------------------------------------------------------------

  COMMON STOCK - 97.74% d
  Australia - 10.62%
* Amcor                                                 4,576,249   $ 22,883,006
  Coles Myer                                            3,801,909     28,565,588
  Foster's Group                                       11,760,287     51,147,221
* National Australia Bank                               2,248,228     55,607,018
  Telstra                                              11,646,461     36,719,159
  Wesfarmers                                               68,991      1,846,291
                                                                    ------------
                                                                     196,768,283
                                                                    ------------
  Belgium - 3.22%
  Electrabel                                               45,580     22,558,092
* Fortis                                                1,301,031     37,042,627
                                                                    ------------
                                                                      59,600,719
                                                                    ------------
  Finland - 1.41%
* UPM-Kymmene                                           1,353,256     26,162,535
                                                                    ------------
                                                                      26,162,535
                                                                    ------------
  France - 7.61%
* Compagnie de Saint-Gobain                               648,265     35,519,873
* Societe Generale                                        414,723     47,375,499
* Total                                                   230,896     58,114,853
                                                                    ------------
                                                                     141,010,225
                                                                    ------------
  Germany - 6.81%
  Bayer                                                 1,097,460     38,109,804
  Bayerische Hypo-und
     Vereinsbank                                        1,036,471     28,943,777
* RWE                                                     931,003     59,266,713
                                                                    ------------
                                                                     126,320,294
                                                                    ------------
  Hong Kong - 2.84%
  Hongkong Electric                                     5,752,400     27,205,291
  Wharf Holdings                                        7,446,013     25,508,122
                                                                    ------------
                                                                      52,713,413
                                                                    ------------
  Italy - 3.09%
  Banca Intesa                                         12,257,590     57,261,130
                                                                    ------------
                                                                      57,261,130
                                                                    ------------
  Japan - 16.80%
  Canon                                                   969,200     51,309,965
* Eisai                                                   200,100      7,838,231
* Hitachi                                               3,248,000     20,004,648
  KDDI                                                      7,541     43,226,027
* Matsushita Electric
     Industrial                                         1,290,000   $ 23,644,910
  Millea Holdings                                           1,209     21,877,077
  Nintendo                                                    700         78,512
  Takeda Pharmaceutical                                 1,112,600     60,998,135
  Toyota Motor                                          1,453,900     67,432,498
  West Japan Railway                                        4,212     14,937,032
  Yokohama Reito                                            1,000          8,402
                                                                    ------------
                                                                     311,355,437
                                                                    ------------
  Netherlands - 4.75%
  ING Groep                                             1,727,169     49,821,371
  Reed Elsevier                                         2,840,545     38,263,111
                                                                    ------------
                                                                      88,084,482
                                                                    ------------
  New Zealand - 1.76%
* Telecom Corporation of
     New Zealand                                        7,963,475     32,545,684
                                                                    ------------
                                                                      32,545,684
                                                                    ------------
  Republic of Korea - 0.95%
  POSCO ADR                                               344,181     17,653,043
                                                                    ------------
                                                                      17,653,043
                                                                    ------------
  Singapore - 2.00%
  Jardine Matheson Holdings                               841,615     13,314,128
  Oversea-Chinese Banking                               6,355,200     23,659,511
                                                                    ------------
                                                                      36,973,639
                                                                    ------------
  South Africa - 0.92%
  Sasol                                                   539,987     17,043,748
                                                                    ------------
                                                                      17,043,748
                                                                    ------------
  Spain - 7.74%
* Banco Santander Central
     Hispanoamericano                                   2,935,426     37,384,840
* Iberdrola                                             1,596,948     42,768,101
  Telefonica                                            3,962,725     63,262,314
                                                                    ------------
                                                                     143,415,255
                                                                    ------------
  Taiwan - 0.01%
  Chunghwa Telecom ADR                                     15,500        268,460
                                                                    ------------
                                                                         268,460
                                                                    ------------


                                2005 Annual Report o Delaware Pooled Trust   109

                                                        Number     Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  United Kingdom - 27.21%
  Aviva                                               1,550,657   $   18,304,021
  BG Group                                            5,710,694       50,304,587
  BOC Group                                           1,179,229       23,254,564
  Boots                                               3,193,716       34,849,095
  BP                                                  3,586,102       39,737,565
  Brambles Industries                                 4,112,013       23,762,772
  GKN                                                 3,433,558       16,938,200
  GlaxoSmithKline                                     2,487,931       64,772,659
  HBOS                                                3,638,196       53,760,192
  Intercontinental Hotels
    Group                                               609,473        7,625,237
  Lloyds TSB Group                                    5,297,937       43,314,690
  Rio Tinto                                           1,121,568       42,744,172
* Royal Dutch Shell Class A                           1,713,591       52,847,109
  Unilever                                            3,171,451       32,095,772
                                                                  --------------
                                                                     504,310,635
                                                                  --------------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $1,463,139,419)                                            1,811,486,982
================================================================================

                                                      Principal
                                                        Amount
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 1.39%
  With BNP Paribas 3.92%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $13,000,415, collateralized by
    $13,371,000 U.S. Treasury
    Bills due 1/19/06, market
    value $13,261,177)                               $12,999,000      12,999,000
  With Cantor Fitzgerald 3.91%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $12,789,389, collateralized
    by $5,994,000 U.S. Treasury
    Bills due 4/27/06,
    market value $5,874,567,
    $4,263,000 U.S. Treasury
    Notes 2.50% due 5/31/06,
    market value $4,265,013
    and $2,728,000 U.S.
    Treasury Notes 6.00%
    due 8/15/09, market
    value $2,909,954)                                 12,788,000      12,788,000
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $25,787,000)                                                  25,787,000
================================================================================

--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING COLLATERAL- 99.13%
  (COST $1,488,926,419)                                            1,837,273,982
================================================================================

                                                       Principal    Market Value
                                                         Amount       (U.S. $)
--------------------------------------------------------------------------------
  SECURITIES LENDING COLLATERAL** - 13.72%
  Short-Term Investments
  Abbey National
    4.14% 1/13/06                                     $ 5,594,383    $ 5,594,786
  Australia New Zealand
    4.01% 11/30/06                                      7,560,482      7,559,507
  Bank of New York
    3.91% 4/4/06                                        6,047,829      6,047,606
  Bank of the West
    3.84% 3/2/06                                        7,559,303      7,559,507
  Bayerische Landesbank
    4.05% 8/25/06                                       7,557,534      7,559,507
  Bear Stearns
    3.95% 5/1/06                                        8,315,458      8,315,458
    4.14% 1/17/06                                       1,512,086      1,512,160
  Beta Finance
    3.83% 4/18/06                                       7,559,130      7,559,130
  Calyon Singapore
    3.69% 11/3/05                                       5,594,035      5,594,035
  Calyon London
    3.77% 12/30/05                                      5,314,936      5,310,515
  CDC Financial Products
    4.16% 11/30/05                                      9,827,359      9,827,359
  Citigroup Global Markets
    4.10% 11/1/05                                      46,792,787     46,792,787
    4.13% 11/7/05                                       9,827,359      9,827,359
  Commonwealth Bank
    Australia
    4.00% 11/30/06                                      7,559,893      7,559,507
  Credit Suisse First Boston
    New York
    3.96% 4/18/06                                       8,164,725      8,164,267
    4.02% 12/29/05                                      1,587,893      1,587,527
  Deutsche Bank London
    3.76% 12/27/05                                      2,268,914      2,268,133
  Goldman Sachs
    4.20% 10/31/06                                      9,222,598      9,222,598
  Lehman Holdings
    4.14% 12/23/05                                      7,559,990      7,561,759
  Manufacturers & Traders
    4.04% 9/26/06                                       7,559,320      7,557,808
  Marshall & Ilsley Bank
    3.97% 12/29/05                                      7,562,199      7,559,620
  Merrill Lynch Mortgage
    Capital 4.16% 1/12/06                               9,827,359      9,827,359
  National City Bank
    3.81% 1/23/06                                       8,617,864      8,617,993
  Nordea Bank Norge ASA
    3.92% 11/30/06                                      7,559,824      7,559,507
  Proctor & Gamble
    3.77% 11/30/06                                      7,558,660      7,559,507
  Royal Bank of Canada
    3.78% 11/18/05                                      7,559,988      7,559,507


110   Delaware Pooled Trust o 2005 Annual Report

                                                    Principal     Market Value
                                                      Amount        (U.S. $)
--------------------------------------------------------------------------------
Royal Bank of Scotland
   3.97% 11/30/06                                  $7,559,522   $    7,559,507
Sigma Finance
   3.83% 3/16/06                                    2,267,780        2,268,005
Toyota Motor Credit
   3.78% 6/23/06                                    7,610,083        7,610,471
Wells Fargo
   3.96% 11/30/06                                   7,557,557        7,559,507
Wilmington Trust Company
   4.05% 1/5/06                                     7,560,291        7,559,507
--------------------------------------------------------------------------------
Total Securities Lending Collateral
(cost $254,221,805)                                                254,221,805
================================================================================
TOTAL MARKET VALUE OF SECURITIES - 112.85%
   (COST $1,743,148,224)                                         2,091,495,787 D
--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
   COLLATERAL** - (13.72%)                                        (254,221,805)
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.87%                                       16,026,203
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 90,585,510
   SHARES OUTSTANDING;
   EQUIVALENT TO $20.46
   PER SHARE - 100.00%                                          $1,853,300,185
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                           $1,415,485,774
Undistributed net investment income                                 43,094,950
Accumulated net realized gain
   on investments                                                   45,433,814
Net unrealized appreciation of
   investments and foreign currencies                              349,285,647
--------------------------------------------------------------------------------
Total net assets                                                $1,853,300,185
================================================================================

d Securities have been classified by country of origin. Classification by type of business has been presented in Note 13 in "Notes to Financial Statements."

*  Fully or partially on loan.

** See Note 10 in "Notes to Financial Statements."

D  Includes $242,980,860 of securities loaned

ADR - American Depositary Receipts

The following foreign currency exchange contracts were outstanding at October 31, 2005:

Foreign Currency Exchange Contracts(1)

                             In            Value of                    Unrealized
    Contracts to          Exchange         Contract     Settlement    Appreciation
       Deliver               For         at 10/31/05       Date      (Depreciation)
-----------------------------------------------------------------------------------
(61,270,500) British
   Pounds              US$109,503,863   $(108,410,212)    1/31/06       $1,093,651
(8,534,550) South
   African Rand        US$  1,272,864      (1,271,915)   11/01/05              949
(11,118,339) South
   African Rand        US$  1,653,285      (1,656,981)   11/02/05           (3,696)
                                                                        ----------
                                                                        $1,090,904
                                                                        ----------

(1)  See Note 7 in "Notes to Financial Statements."

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   111

Delaware Pooled Trust -- The Labor Select International Equity Portfolio Statement of Net Assets
October 31, 2005

                                                          Number    Market Value
                                                        of Shares     (U.S. $)
--------------------------------------------------------------------------------
   COMMON STOCK - 97.17%d
   Australia - 10.89%
   Amcor                                                1,748,043   $  8,740,888
   Coles Myer                                           1,357,381     10,198,662
   Foster's Group                                       4,240,108     18,440,854
   National Australia Bank                                799,335     19,770,520
   Telstra                                              4,161,526     13,120,529
   Wesfarmers                                              21,688        580,400
                                                                    ------------
                                                                      70,851,853
                                                                    ------------
   Belgium - 4.05%
   Electrabel                                              26,681     13,204,749
 * Fortis                                                 461,971     13,153,122
                                                                    ------------
                                                                      26,357,871
                                                                    ------------
   Finland - 1.51%
   UPM-Kymmene                                            509,752      9,855,049
                                                                    ------------
                                                                       9,855,049
                                                                    ------------
   France - 6.26%
 * Societe Generale                                       211,023     24,106,018
   Total                                                   66,018     16,616,253
                                                                    ------------
                                                                      40,722,271
                                                                    ------------
   Germany - 8.98%
   Bayer                                                  443,155     15,388,761
   Bayerische Hypo-und
      Vereinsbank                                         646,301     18,048,157
 * RWE                                                    392,801     25,005,317
                                                                    ------------
                                                                      58,442,235
                                                                    ------------
   Hong Kong - 2.77%
   Hongkong Electric                                    2,262,500     10,700,225
   Wharf Holdings                                       2,137,000      7,320,811
                                                                    ------------
                                                                      18,021,036
                                                                    ------------
   Italy - 3.38%
   Banca Intesa                                         4,700,168     21,956,758
                                                                    ------------
                                                                      21,956,758
                                                                    ------------
   Japan - 13.32%
   Canon                                                  332,200     17,586,845
 * Eisai                                                   68,500      2,683,253
   KDDI                                                     2,637     15,115,639
 * Matsushita Electric
      Industrial                                          630,000     11,547,514
 * Millea Holdings                                            564   $ 10,205,684
   Nintendo                                                   700         78,512
   Takeda Pharmaceutical                                  427,600     23,443,107
   West Japan Railway                                       1,690      5,993,254
                                                                    ------------
                                                                      86,653,808
                                                                    ------------
   Netherlands - 4.93%
   ING Groep                                              672,279     19,392,348
   Reed Elsevier                                          940,523     12,669,166
                                                                    ------------
                                                                      32,061,514
                                                                    ------------
   New Zealand - 1.79%
 * Telecom Corporation of
      New Zealand                                       2,856,319     11,673,403
                                                                    ------------
                                                                      11,673,403
                                                                    ------------
   Spain - 9.05%
 * Banco Santander Central
      Hispanoamericano                                  1,349,751     17,190,086
 * Iberdrola                                              845,541     22,644,558
   Telefonica                                           1,190,320     19,002,681
                                                                    ------------
                                                                      58,837,325
                                                                    ------------
   United Kingdom - 30.24%
   Aviva                                                  606,899      7,163,861
   BG Group                                             2,752,963     24,250,409
   BHPBilliton                                            495,282      7,294,853
   BOC Group                                              443,504      8,745,962
 * Boots                                                1,435,262     15,661,249
   BP                                                   1,297,214     14,374,417
   Brambles Industries                                  2,441,008     14,106,258
   GKN                                                  1,535,554      7,575,093
   GlaxoSmithKline                                        864,098     22,496,575
   HBOS                                                 1,318,025     19,475,938
   Intercontinental Hotels
      Group                                               209,324      2,618,894
   Lloyds TSB Group                                     1,831,948     14,977,577
   Northern Foods                                       2,897,768      7,710,533
 * Royal Dutch Shell Class A                              612,608     18,892,817
   Unilever                                             1,120,790     11,342,638
                                                                    ------------
                                                                     196,687,074
--------------------------------------------------------------------------------
   Total Common Stock
   (cost $505,899,348)                                               632,120,197
================================================================================


112   Delaware Pooled Trust o 2005 Annual Report

                                                       Principal    Market Value
                                                         Amount       (U.S. $)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.61%
   With BNP Paribas 3.92%
      11/1/05 (dated 10/31/05,
      to be repurchased at
      $8,555,932, collateralized by
      $8,800,000 U.S. Treasury
      Bills due 1/19/06,
      market value $8,727,991)                        $ 8,555,000   $  8,555,000
   With Cantor Fitzgerald 3.91%
      11/1/05 (dated 10/31/05,
      to be repurchased at
      $8,417,914, collateralized by
      $3,945,000 U.S. Treasury
      Bills due 4/27/06, market
      value $3,866,411, $2,806,000
      U.S. Treasury Notes 2.50% due
      5/31/06, market value
      $2,807,066 and $1,796,000
      U.S. Treasury Notes 6.00%
      due 8/15/09, market
      value $1,915,219)                                 8,417,000      8,417,000
--------------------------------------------------------------------------------
   Total Repurchase Agreements
   (cost $16,972,000)                                                 16,972,000
================================================================================

--------------------------------------------------------------------------------
   TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 99.78%
   (COST $522,871,348)                                               649,092,197
================================================================================
   SECURITIES LENDING COLLATERAL** - 13.09%
   Short-Term Investments
   Abbey National
      4.14% 1/13/06                                     1,874,156      1,874,291
   Australia New Zealand
      4.01% 11/30/06                                    2,532,812      2,532,486
   Bank of New York
      3.91% 4/4/06                                      2,026,063      2,025,988
   Bank of the West
      3.84% 3/2/06                                      2,532,417      2,532,486
   Bayerische Landesbank
      4.05% 8/25/06                                     2,531,825      2,532,485
   Bear Stearns
      3.95% 5/1/06                                      2,785,734      2,785,734
      4.14% 1/17/06                                       506,559        506,584
   Beta Finance
      3.83% 4/18/06                                     2,532,359      2,532,359
   Calyon Singapore
      3.69% 11/3/05                                     1,874,039      1,874,039
   Calyon London
      3.77% 12/30/05                                    1,780,539      1,779,058
   CDC Financial Products
      4.16% 11/30/05                                  $ 3,292,231   $  3,292,231
   Citigroup Global Markets
      4.10% 11/1/05                                    15,675,897     15,675,897
      4.13% 11/7/05                                     3,292,231      3,292,231
   Commonwealth Bank Australia
      4.00% 11/30/06                                    2,532,615      2,532,485
   Credit Suisse First Boston New York
      3.96% 4/18/06                                     2,735,237      2,735,084
      4.02% 12/29/05                                      531,955        531,832
   Deutsche Bank London
      3.76% 12/27/05                                      760,102        759,840
   Goldman Sachs
      4.20% 10/31/06                                    3,089,632      3,089,632
   Lehman Holdings
      4.14% 12/23/05                                    2,532,647      2,533,240
   Manufacturers & Traders
      4.04% 9/26/06                                     2,532,423      2,531,916
   Marshall & Ilsley Bank
      3.97% 12/29/05                                    2,533,387      2,532,523
   Merrill Lynch Mortgage Capital
      4.16% 1/12/06                                     3,292,231      3,292,231
   National City Bank
      3.81% 1/23/06                                     2,887,042      2,887,085
   Nordea Bank Norge ASA
      3.92% 11/30/06                                    2,532,592      2,532,486
   Proctor & Gamble
      3.77% 11/30/06                                    2,532,202      2,532,486
   Royal Bank of Canada
      3.78% 11/18/05                                    2,532,647      2,532,485
   Royal Bank of Scotland
      3.97% 11/30/06                                    2,532,490      2,532,485
   Sigma Finance
      3.83% 3/16/06                                       759,722        759,797
   Toyota Motor Credit
      3.78% 6/23/06                                     2,549,429      2,549,559
   Wells Fargo
      3.96% 11/30/06                                    2,531,832      2,532,485
   Wilmington Trust Company
      4.05% 1/5/06                                      2,532,748      2,532,485
--------------------------------------------------------------------------------
   Total Securities Lending Collateral
   (cost $85,166,005)                                                 85,166,005
================================================================================


                                2005 Annual Report o Delaware Pooled Trust   113

TOTAL MARKET VALUE OF SECURITIES - 112.87%
   (COST$608,037,353)                                             $734,258,202 D
================================================================================
OBLIGATION TO RETURN SECURITIES LENDING
   COLLATERAL** - (13.09%)                                         (85,166,005)
================================================================================
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.22%                                        1,456,340
================================================================================
NET ASSETS APPLICABLE TO 36,892,834
   SHARES OUTSTANDING; EQUIVALENT
   TO $17.63 PER SHARE - 100.00%                                  $650,548,537
================================================================================
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
Shares of beneficial interest
   (unlimited authorization - no par)                             $505,592,353
Undistributed net investment income                                 15,350,465
Accumulated net realized gain on investments                         2,863,602
Net unrealized appreciation of investments
   and foreign currencies                                          126,742,117
--------------------------------------------------------------------------------
Total net assets                                                  $650,548,537
================================================================================

d Securities have been classified by country of origin. Classification by type of business has been presented in Note 13 in "Notes to Financial Statements."

*    Fully or partially on loan.

**   See Note 10 in "Notes to Financial Statements."

D    Includes $81,997,322 of securities loaned.

The following forward foreign currency exchange contract was outstanding at October 31, 2005:

Foreign Currency Exchange Contracts(1)

                                    In          Value of
        Contracts to             Exchange       Contract     Settlement    Unrealized
          Deliver                  For         at 10/31/05      Date      Appreciation
---------------------------   -------------   ------------   ----------   ------------
(31,425,000) British Pounds   US$56,163,388   $(55,602,466)    1/31/06      $560,922
                                                                            --------

(1)  See Note 7 in "Notes to Financial Statements."

See accompanying notes

Delaware Pooled Trust--
The Emerging Markets Portfolio
Statement of Net Assets
October 31, 2005

                                                         Number     Market Value
                                                       of Shares      (U.S. $)
--------------------------------------------------------------------------------

  COMMON STOCK - 98.90% d
  Brazil - 14.36%
  AES Tiete                                           186,588,485   $  3,645,925
  AES Tiete Preferred                                 149,400,000      3,284,173
  Caemi Mineracao e
     Metalurgia Preferred                               9,056,000     14,397,584
  Companhia de Concessoes
     Rodoviarias                                          291,400      7,699,751
  Companhia Siderurgica
     Nacional Q                                           441,800      8,485,589
  Companhia Vale do Rio Doce
     ADR                                                  245,900      9,073,710
  Investimentos Itau
     Preferred                                          5,969,000     17,866,178
  Petroleo Brasiliero ADR                                 299,900     17,205,263
  Ultrapar Participacoes
     Preferred                                            314,935      4,909,059
  Votorantim Celulose e Papel
     ADR                                                1,145,150     13,707,446
                                                                    ------------
                                                                     100,274,678
                                                                    ------------
  Chile - 2.02%
  AFP Provida ADR                                         120,986      3,471,088
  Banco Santander ADR                                     273,100     10,664,555
                                                                    ------------
                                                                      14,135,643
                                                                    ------------
  China - 6.34% X
  Asia Aluminum Holdings                               40,172,000      3,273,229
  China Merchants Holdings
  International                                         1,748,000      3,407,865
  China Telecom                                        29,942,000      9,799,863
  Fountain Set                                          9,720,000      3,772,199
  Guangshen Railway                                    10,980,000      3,178,871
  Texwinca                                             10,300,000      6,975,484
  TPV Technology                                        6,140,000      4,694,477
  Zhejiang Expressway                                  15,372,000      9,154,503
                                                                    ------------
                                                                      44,256,491
                                                                    ------------
  Croatia - 0.23%
  Pliva GDR                                               123,539      1,624,538
                                                                    ------------
                                                                       1,624,538
                                                                    ------------
  Czech Republic - 0.98%
  Komercni Banka                                           27,483      3,871,123
  Philip Morris                                             4,183      2,920,144
                                                                    ------------
                                                                       6,791,267
                                                                    ------------


114   Delaware Pooled Trust o 2005 Annual Report

                                                         Number     Market Value
                                                        of Shares     (U.S. $)
--------------------------------------------------------------------------------

  Egypt - 1.49%
  MobiNil-Egyptian
     Mobile Services                                      316,068    $10,432,193
                                                                     -----------
                                                                      10,432,193
                                                                     -----------
  Hungary - 1.92%
  Magyar Telecom                                        1,908,423      9,033,721
  OTP Bank                                                121,996      4,407,590
                                                                     -----------
                                                                      13,441,311
                                                                     -----------
  India - 0.75%
  Ranbaxy Laboratories GDR                                231,140      1,802,892
  Vedanta Resources                                       341,300      3,435,039
                                                                     -----------
                                                                       5,237,931
                                                                     -----------
  Indonesia - 1.00%
  Telekomunikasi Indonesia                             13,845,500      6,949,106
                                                                     -----------
                                                                       6,949,106
                                                                     -----------
  Israel - 2.05%
  Bank Hapoalim                                         3,735,526     14,311,065
                                                                     -----------
                                                                      14,311,065
                                                                     -----------
  Malaysia - 10.15%
  Hong Leong Bank                                       7,186,800     10,012,263
  Maxis Communications                                  9,207,100     21,952,582
  MISC                                                  4,401,000     11,075,364
  PLUS Expressways                                     12,240,100      9,935,407
  Public Bank                                           3,812,000      6,614,199
  Tanjong                                               2,901,400     11,298,167
                                                                     -----------
                                                                      70,887,982
                                                                     -----------
  Mexico - 6.81%
  Cemex de C.V                                          1,132,406      5,885,656
  Cemex de C.V. ADR                                       109,724      5,713,329
  Grupo Aeroportuario del
     Sureste de C.V. ADR                                  143,200      4,654,000
  Grupo Continental                                     1,252,300      2,062,011
  Grupo Televisa ADR                                      160,800     11,754,479
  Kimberly Clark de
     Mexico de C.V                                      3,173,300     10,503,135
  Telefonos de
     Mexico de C.V. ADR                                   345,500      6,972,190
                                                                     -----------
                                                                      47,544,800
                                                                     -----------
  Morocco - 0.82%
  Maroc Telecom                                           548,803      5,691,085
                                                                     -----------
                                                                       5,691,085
                                                                     -----------
  Panama - 0.98%
  Banco Latinoamericano
     Export                                               403,900      6,870,339
                                                                     -----------
                                                                       6,870,339
                                                                     -----------
  Poland - 2.26%
  Bank Pekao                                              209,632    $ 9,966,153
  Telekomunikacja Polska                                  802,467      5,781,052
                                                                     -----------
                                                                      15,747,205
                                                                     -----------
  Republic of Korea - 14.23%
  GS Engineering &
     Construction                                         141,790      6,084,689
  Hyundai Motor Preferred                                 202,160     10,312,618
  Kookmin Bank                                            124,910      7,106,638
  Korea Electric Power                                    465,420     15,169,529
  Korea Gas                                               409,520     14,107,415
  KT                                                       96,860      3,909,044
  KTADR                                                   675,689     14,561,098
# KT&G GDR 144A                                           405,827      8,400,619
  Samsung Electronics                                       9,931      5,287,501
  Samsung Electronics Preferred                            35,185     14,435,821
                                                                     -----------
                                                                      99,374,972
                                                                     -----------
  Russia - 3.37%
  LUKOILADR                                               100,464      5,540,590
  Mobile Telesystems ADR                                  280,600     10,379,394
+ NovaTek OAO GDR                                         346,526      7,623,572
                                                                     -----------
                                                                      23,543,556
                                                                     -----------
  South Africa - 11.21%
  African Bank Investments                              3,287,777      9,806,560
  Alexander Forbes                                      3,245,534      6,861,789
  Aspen Pharmacare                                      1,041,970      4,813,811
  Impala Platinum                                          90,336      9,894,025
  Nampak                                                2,086,414      4,831,454
  Remgro                                                  631,501     10,518,044
  Sasol                                                   260,525      8,223,017
  Standard Bank Group                                     822,978      8,484,322
  Steinhoff International                               4,368,666     11,412,851
  Tiger Brands                                            171,584      3,426,566
                                                                     -----------
                                                                      78,272,439
                                                                     -----------
  Taiwan - 10.34%
  Asustek Computer                                      4,277,873     11,238,059
  Chunghwa Telecom                                      3,845,000      6,510,078
  Chunghwa Telecom ADR                                    659,903     11,429,520
  Mega Financial Holding                               11,620,000      7,625,240
  Pihsiang Machinery
     Manufacturing                                      1,512,819      2,197,624
  President Chain Store                                 7,288,376     13,387,613
  Synnex Technology
     International                                      5,905,900      7,157,958
  Taiwan Semiconductor
     Manufacturing                                      8,154,000     12,653,418
                                                                     -----------
                                                                      72,199,510
                                                                     -----------


                                2005 Annual Report o Delaware Pooled Trust   115

                                                         Number     Market Value
                                                        of Shares     (U.S. $)
--------------------------------------------------------------------------------
   Thailand - 7.12%
   Advanced Info Service                                4,855,600   $ 11,906,816
   Kasikornbank NVDR                                    4,266,300      6,353,283
   Land & Houses NVDR                                  49,731,910      9,733,568
   Siam Cement NVDR                                     1,881,200     10,089,372
   Siam City Bank                                       3,245,900      1,886,291
   Siam City Bank NVDR                                  5,121,600      2,947,248
   Thai Union Frozen Products                           8,925,857      6,785,226
                                                                    ------------
                                                                      49,701,804
                                                                    ------------
   Turkey - 0.47%
 + Vestel Elektronik Sanayi                               940,652      3,295,505
                                                                    ------------
                                                                       3,295,505
                                                                    ------------
--------------------------------------------------------------------------------
   Total Common Stock
   (cost $563,945,101)                                               690,583,420
================================================================================

                                                           Principal
                                                            Amount
                                                           (U.S. $)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.39%
With BNP Paribas 3.92%
   11/1/05 (dated 10/31/05,
   to be repurchased at
   $1,374,750, collateralized
   by $1,414,000 U.S. Treasury
   Bills due 1/19/06, market
   value $1,402,382)                                      $1,374,600   1,374,600
With Cantor Fitzgerald 3.91%
   11/1/05 (dated 10/31/05,
   to be repurchased at
   $1,352,547, collateralized
   by $633,900 U.S. Treasury
   Bills due 4/27/06, market
   value $621,241, $450,800
   U.S. Treasury Notes 2.50% due
   due 5/31/06, market value
   $451,029 and $288,500
   U.S. Treasury Notes 6.00%
   due 8/15/09, market
   value $307,730)                                         1,352,400   1,352,400
--------------------------------------------------------------------------------
Total Repurchase Agreements
   (cost $2,727,000)                                                   2,727,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.29%
(COST $566,672,101)                                                 $693,310,420
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.71%                                          4,980,588
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 40,711,749
   SHARES OUTSTANDING; EQUIVALENT
   TO $17.15 PER SHARE - 100.00%                                    $698,291,008
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                               $368,763,066
Undistributed net investment income                                   18,137,052
Accumulated net realized gain
   on investments                                                    184,730,818
Net unrealized appreciation of investments
   and foreign currencies                                            126,660,072
--------------------------------------------------------------------------------
Total net assets                                                    $698,291,008
================================================================================

+    Non-income producing security for the year ended October 31, 2005.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 1.20% of net assets. See Note 11 in "Notes to Financial Statements.

d Securities have been classified by country of origin. Classification by type of business has been presented in Note 13 in "Notes to Financial Statements.

X    Securities listed and traded on the Hong Kong Stock Exchange.

ADR - American Depositary Receipts
GDR - Global Depositary Receipts
NVDR - Non-Voting Depositary Receipts

The following foreign currency exchange contracts were outstanding at October 31, 2005:

Foreign Currency Exchange Contracts(1)

                                       In          Value of                   Unrealized
         Contracts to               Exchange       Contract    Settlement    Appreciation
       Receive (Deliver)              For        at 10/31/05      Date      (Depreciation)
------------------------------   -------------   -----------   ----------   --------------
29,466,239 Czech Koruna          US$(1,206,644)  $1,192,482     11/01/05       $(14,162)
19,942,668 Czech Koruna          US$  (813,986)     807,069     11/02/05         (6,917)
(157,029,966) Hungarian Forint   US$   757,867     (751,267)    11/02/05          6,600
157,029,966 Hungarian Forint     US$  (754,408)     751,267     11/02/05         (3,141)
1,643,077 Polish Zloty           US$  (496,548)     496,983     11/02/05            435
1,183,974 Polish Zloty           US$  (357,804)     358,113     11/03/05            309
631,262 South African Rand       US$   (94,218)      94,078     11/02/05           (140)
3,219,391 South African Rand     US$  (479,969)     479,748     11/03/05           (221)
4,838,174 South African Rand     US$  (721,308)     720,914     11/04/05           (394)
                                                                               --------
                                                                               $(17,631)
                                                                               ========

(1)  See Note 7 in "Notes to Financial Statements."

See accompanying notes


116   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust--The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 2005

                                                                        Market
                                                       Principal        Value
                                                         Amount        (U.S.$)
--------------------------------------------------------------------------------
   BONDS - 97.67%
   Austria - 9.39%
   Oesterreichesche Kontrollbank
    * 1.80% 3/22/10 JPY                              1,200,000,000   $10,807,503
      5.25% 4/25/08 EUR                                  2,659,000     3,373,885
   Republic of Austria
      5.25% 1/4/11 EUR                                   6,500,000     8,617,016
 # Republic of
   Austria 144A
      5.50% 10/20/07 EUR                                 3,500,000     4,421,564
                                                                     -----------
                                                                      27,219,968
                                                                     -----------
   Belgium - 4.89%
   Kingdom of Belgium
      5.75% 9/28/10 EUR                                 10,500,000    14,167,247
                                                                     -----------
                                                                      14,167,247
                                                                     -----------
   Canada - 1.25%
   Canada Government
      0.70% 3/20/06 JPY                                420,000,000     3,617,636
                                                                     -----------
                                                                       3,617,636
                                                                     -----------
   Finland - 4.68%
   Republic of Finland
      5.75% 2/23/11 EUR                                 10,000,000    13,570,609
                                                                     -----------
                                                                      13,570,609
                                                                     -----------
   France - 11.32%
 * Compagnie de
      Financement Foncier
      0.60% 3/23/10 JPY                                820,000,000     7,002,186
   Government of France
      4.00% 10/25/09 EUR                                 6,900,000     8,618,703
      5.00% 10/25/16 EUR                                 5,040,000     6,893,659
      5.75% 10/25/32 EUR                                 3,000,000     4,782,374
      8.50% 10/25/19 EUR                                 3,000,000     5,538,377
                                                                     -----------
                                                                      32,835,299
                                                                     -----------
   Germany - 9.16%
   Deutschland Republic
      4.00% 2/16/07 EUR                                    700,000       854,452
      4.25% 1/4/14 EUR                                   4,700,000     6,021,901
      4.75% 7/4/28 EUR                                   5,000,000     6,887,731
   Kredit Fuer Wiederaufbau
      1.85% 9/20/10 JPY                                970,000,000   $ 8,753,284
      5.25% 7/4/12 EUR                                   3,000,000     4,035,807
                                                                     -----------
                                                                      26,553,175
                                                                     -----------
   Greece - 0.69%
   Hellenic Government
      5.25% 5/18/12 EUR                                  1,500,000     2,006,081
                                                                     -----------
                                                                       2,006,081
                                                                     -----------
   Ireland - 4.61%
   Republic of Ireland
      5.00% 4/18/13 EUR                                 10,000,000    13,380,032
                                                                     -----------
                                                                      13,380,032
                                                                     -----------
   Italy - 4.95%
 * Republic of Italy
      0.375% 10/10/06 JPY                              550,000,000     4,738,533
      0.65% 3/20/09 JPY                                790,000,000     6,822,609
      3.80% 3/27/08 JPY                                300,000,000     2,789,049
                                                                     -----------
                                                                      14,350,191
                                                                     -----------
   Japan - 3.26%
   Development
      Bank Japan
      1.40% 6/20/12 JPY                              1,080,000,000     9,443,161
                                                                     -----------
                                                                       9,443,161
                                                                     -----------
   Netherlands - 8.56%
   Bank Nederlandse Gemeenten
      0.80% 9/22/08 JPY                              1,000,000,000     8,689,364
      6.00% 3/26/12 USD                                  2,000,000     2,124,728
   Netherlands Government
      4.25% 7/15/13 EUR                                  1,500,000     1,919,059
      5.25% 7/15/08 EUR                                  3,600,000     4,594,142
      7.50% 1/15/23 EUR                                  4,200,000     7,492,432
                                                                     -----------
                                                                      24,819,725
                                                                     -----------
   Norway - 3.88%
   Eksportfinans
      1.80% 6/21/10 JPY                              1,260,000,000    11,264,441
                                                                     -----------
                                                                      11,264,441
                                                                     -----------


                                2005 Annual Report o Delaware Pooled Trust   117

                                                                        Market
                                                       Principal        Value
                                                        Amount Q        (U.S.$)
--------------------------------------------------------------------------------
  Poland - 2.32%
  Poland Government
    5.50% 3/12/12 EUR                                    5,000,000   $ 6,736,857
                                                                      ----------
                                                                       6,736,857
                                                                      ----------

  Spain - 3.19%
* Kingdom of Spain
    3.10% 9/20/06 JPY                                1,050,000,000     9,263,057
                                                                      ----------
                                                                       9,263,057
                                                                      ----------

  Supranational - 10.07%
  Council of Europe
    Development Bank
    6.125% 1/25/11 USD                                   1,800,000     1,912,268
  European Investment Bank
    2.125% 9/20/07 JPY                                 300,000,000     2,669,137
    5.00% 4/15/08 EUR                                    6,000,000     7,584,613
  Inter-American Development Bank
    1.90% 7/8/09 JPY                                   558,000,000     5,036,540
    5.50% 3/30/10 EUR                                    5,700,000     7,550,981
  International Bank for
    Reconstruction &
    Development
    2.00% 2/18/08 JPY                                  500,000,000     4,445,426
                                                                      ----------
                                                                      29,198,965
                                                                      ----------

  Sweden - 9.71%
  Swedish Government
    5.00% 1/28/09 SEK                                   38,900,000     5,237,544
  * 5.50% 10/8/12 SEK                                   93,000,000    13,408,194
    6.75% 5/5/14 SEK                                    60,000,000     9,499,742
                                                                      ----------
                                                                      28,145,480
                                                                      ----------

  United States - 5.74%
* Fannie Mae Global
    2.125% 10/9/07 JPY                                 230,000,000     2,045,539
  U.S. Treasury Inflation
    Index Note
    3.00% 7/15/12 USD                                    9,064,845     9,695,495
  U.S. Treasury Notes
    3.625% 5/15/13 USD                                     700,000       661,391
    3.75% 5/15/08 USD                                    3,200,000     3,150,378
    4.375% 5/15/07 USD                                   1,100,000     1,100,216
                                                                      ----------
                                                                      16,653,019
                                                                      ----------
--------------------------------------------------------------------------------
  Total Bonds
  (cost $282,246,984)                                                283,224,943
================================================================================

                                                                        Market
                                                        Principal       Value
                                                         Amount Q      (U.S.$)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS- 0.48%
  With BNPParibas 3.92%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $692,075, collateralized by
    $712,000 U.S. Treasury
    Bills due 1/19/06,
    market value $706,077)USD                             692,000   $    692,000
  With Cantor Fitzgerald 3.91%
    11/1/05 (dated 10/31/05,
    to be repurchased at
    $681,074, collateralized by
    $319,000 U.S. Treasury Bills
    due 4/27/06, market value
    $312,785, $227,000 U.S.
    Treasury Notes 2.50%
    due 5/31/06, market value
    $227,086 and $145,000 U.S.
    Treasury Notes 6.00%
    due 8/15/09, market
    value $154,937)                                       681,000        681,000
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $1,373,000)                                                    1,373,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES
BEFORE SECURITIES LENDING COLLATERAL- 98.15%
(cost$283,619,984)                                                   284,597,943
================================================================================

  SECURITIES LENDING COLLATERAL** - 16.74%
  Short-Term Investments
  Abbey National
    4.14% 1/13/06 USD                                      1,067,943   1,068,018
  Australia New Zealand
    4.01% 11/30/06                                         1,443,262   1,443,076
  Bank of New York
    3.91% 4/4/06                                           1,154,503   1,154,461
  Bank of the West
    3.84% 3/2/06                                           1,443,037   1,443,076
  Bayerische Landesbank
    4.05% 8/25/06                                          1,442,699   1,443,076
  Bear Stearns
    3.95% 5/1/06                                           1,587,383   1,587,383
    4.14% 1/17/06                                            288,650     288,664
  Beta Finance
    3.83% 4/18/06                                          1,443,004   1,443,004
  Calyon Singapore
    3.69% 11/3/05                                          1,067,876   1,067,876
  Calyon London
    3.77% 12/30/05                                         1,014,597   1,013,753
  CDC Financial Products
    4.16% 11/30/05                                         1,875,999   1,875,999


118   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                         Principal      Value
                                                          Amount Q     (U.S.$)
--------------------------------------------------------------------------------
Citigroup Global Markets
  4.10% 11/1/05 USD                                      8,932,533   $ 8,932,533
  4.13% 11/7/05                                          1,875,999     1,875,999
Commonwealth Bank Australia
  4.00% 11/30/06                                         1,443,150     1,443,076
Credit SuisseFirst Boston New York
  3.96% 4/18/06                                          1,558,609     1,558,522
  4.02% 12/29/05                                           303,122       303,052
Deutsche Bank London
  3.76% 12/27/05                                           433,126       432,976
Goldman Sachs
  4.20% 10/31/06                                         1,760,553     1,760,553
Lehman Holdings
  4.14% 12/23/05                                         1,443,168     1,443,506
Manufacturers & Traders
  4.04% 9/26/06                                          1,443,040     1,442,752
Marshall & Ilsley Bank
  3.97% 12/29/05                                         1,443,590     1,443,097
Merrill Lynch Mortgage Capital
  4.16% 1/12/06                                          1,875,999     1,875,999
National City Bank
  3.81% 1/23/06                                          1,645,111     1,645,136
Nordea Bank Norge ASA
  3.92% 11/30/06                                         1,443,137     1,443,076
Proctor & Gamble
  3.77% 11/30/06                                         1,442,914     1,443,076
Royal Bank of Canada
  3.78% 11/18/05                                         1,443,168     1,443,076
Royal Bank of Scotland
  3.97% 11/30/06                                         1,443,079     1,443,076
Sigma Finance
  3.83% 3/16/06                                            432,909       432,952
Toyota Motor Credit
  3.78% 6/23/06                                          1,452,731     1,452,805
Wells Fargo
  3.96% 11/30/06                                         1,442,704     1,443,076
Wilmington Trust Company
  4.05% 1/5/06                                           1,443,225     1,443,076
--------------------------------------------------------------------------------
Total Securities Lending Collateral
(cost $48,529,800)                                                    48,529,800
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 114.89%
(COST $332,149,784)                                               $333,127,743 D
================================================================================

--------------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING
COLLATERAL** - (16.74%)                                             (48,529,800)
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.85%                                             5,377,851
================================================================================

--------------------------------------------------------------------------------
NETASSETS APPLICABLE TO 25,067,831
  SHARES OUTSTANDING; EQUIVALENT
  TO $11.57 PER SHARE - 100.00%                                     $289,975,794
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization - no par)                               $272,819,093
Undistributed net investment income                                  17,516,575
  Accumulated net realized loss
  on investments                                                     (1,200,864)
Net unrealized appreciation of
  investments and foreign currencies                                    840,990
--------------------------------------------------------------------------------
Total net assets                                                   $289,975,794
================================================================================

Q Principal amount shown is stated in the currency in which each foreign bond is denominated.

EUR - European Monetary Unit
JPY - Japanese Yen
SEK - Swedish Krona
USD - U.S. Dollar

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 1.52% of net assets.

# See Note 11in "Notes to Financial Statements."

* Fully or partially on loan.

** See Note 10 in "Notes to Financial Statements."

D Includes $43,751,176 of securities loaned.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   119

Delaware Pooled Trust--The InternationalFixed Income Portfolio
Statement of Net Assets
October 31, 2005

                                                                        Market
                                                        Principal       Value
                                                         Amount Q      (U.S.$)
--------------------------------------------------------------------------------

  BONDS - 97.81%
  Austria - 8.49%
  Oesterreichesche
    Kontrollbank
    1.80% 3/22/10 JPY                                  300,000,000   $ 2,701,876
  Republic of Austria
    5.25% 1/4/11 EUR                                     1,100,000     1,458,264
# Republic of Austria
    144A 5.50%
    10/20/07 EUR                                           900,000     1,136,974
                                                                     -----------
                                                                       5,297,114
                                                                     -----------

  Belgium - 4.80%
  Kingdom of Belgium
    5.50% 3/28/28 EUR                                    1,000,000     1,509,852
    5.75% 9/28/10 EUR                                    1,100,000     1,484,188
                                                                     -----------
                                                                       2,994,040
                                                                     -----------

  Canada - 1.38%
  Canada Government
    0.70% 3/20/06 JPY                                  100,000,000       861,342
                                                                     -----------
                                                                         861,342
                                                                     -----------

  Finland - 4.32%
  Republic of Finland
    5.00% 4/25/09 EUR                                    2,100,000     2,696,871
                                                                     -----------
                                                                       2,696,871
                                                                     -----------

  France - 10.66%
  Government of France
    4.00% 10/25/09 EUR                                   2,100,000     2,623,084
    5.00% 10/25/16 EUR                                   2,820,000     3,857,166
    5.50% 4/25/10 EUR                                      130,000       172,397
                                                                     -----------
                                                                       6,652,647
                                                                     -----------

  Germany - 16.03%
  Deutschland Republic
    4.00% 2/16/07 EUR                                    1,000,000     1,220,646
    4.50% 1/4/13 EUR                                       200,000       259,553
    5.00% 7/4/11 EUR                                       410,000       540,909
    6.50% 7/4/27 EUR                                       500,000       844,940
  DSL Finance
    5.75% 3/19/09 DEM                                    1,500,000       999,194

  Kredit Fuer Wiederaufbau
    1.85% 9/20/10 JPY                                  260,000,000   $ 2,346,242
    5.00% 7/4/11 EUR                                     1,400,000     1,843,788
  Rentenbank
    1.375% 4/25/13 JPY                                 225,000,000     1,947,437
                                                                     -----------
                                                                      10,002,709
                                                                     -----------

  Greece - 3.73%
  Hellenic Republic
    4.60% 5/20/13 EUR                                    1,800,000     2,327,971
                                                                     -----------
                                                                       2,327,971
                                                                     -----------

  Ireland - 4.29%
  Republic of Ireland
    5.00% 4/18/13 EUR                                    2,000,000     2,676,006
                                                                     -----------
                                                                       2,676,006
                                                                     -----------

  Italy - 5.94%
  Republic of Italy
    0.375% 10/10/06 JPY                                200,000,000     1,723,103
    0.65% 3/20/09 JPY                                  230,000,000     1,986,329
                                                                     -----------
                                                                       3,709,432
                                                                     -----------

  Japan - 6.85%
  Development Bank of Japan
    1.40% 6/20/12 JPY                                  130,000,000     1,136,677
    1.75% 6/21/10 JPY                                  320,000,000     2,874,764
  Japan Finance Corporation
    for Municipal Enterprises
    1.55% 2/21/12 JPY                                   30,000,000       265,007
                                                                     -----------
                                                                       4,276,448
                                                                     -----------

  Netherlands - 5.11%
  Netherlands Government
    5.75% 2/15/07 EUR                                      300,000       374,105
    7.50% 1/15/23 EUR                                    1,580,000     2,818,581
                                                                     -----------
                                                                       3,192,686
                                                                     -----------

  Spain - 3.82%
  Kingdom of Spain
    3.10% 9/20/06 JPY                                  270,000,000     2,381,929
                                                                     -----------
                                                                       2,381,929
                                                                     -----------


120   Delaware Pooled Trust o 2005 Annual Report

                                                                        Market
                                                        Principal       Value
                                                         Amount Q       (U.S.$)
--------------------------------------------------------------------------------

Supranational - 9.47%
European Investment Bank
  2.125% 9/20/07 JPY                                    90,000,000   $   800,741
Inter-American
  Development Bank
  1.90% 7/8/09 JPY                                     300,000,000     2,707,817
International Bank for
  Reconstruction & Development
  2.00% 2/18/08 JPY                                    270,000,000     2,400,530
                                                                     -----------
                                                                       5,909,088
                                                                     -----------

Sweden - 9.75%
Swedish Government
  5.00% 1/28/09 SEK                                      6,200,000       834,776
  5.50% 10/8/12 SEK                                     17,000,000     2,450,960
  6.75% 5/5/14 SEK                                      17,700,000     2,802,424
                                                                     -----------
                                                                       6,088,160
                                                                     -----------

United States - 3.17%
KFW International Finance
  1.75% 3/23/10 JPY                                    220,000,000     1,976,478
                                                                     -----------
                                                                       1,976,478
                                                                     -----------

--------------------------------------------------------------------------------
Total Bonds
(cost $61,671,168)                                                    61,042,921
================================================================================

REPURCHASE AGREEMENTS - 0.64%
With BNPParibas 3.92%
  11/1/05 (dated 10/31/05,
  to be repurchased at
  $203,622, collateralized
  by $209,500 U.S.
  Treasury Bills due
  1/19/06, market
  value $207,760) USD                                      203,600       203,600
With Cantor Fitzgerald 3.91%
  11/1/05 (dated 10/31/05,
  to be repurchased at $200,422,
  collateralized by $93,900
  U.S. Treasury Bills
  due 4/27/06, market
  value $92,036, $66,800
  U.S. Treasury Notes 2.50%
  due 5/31/06, market
  value $66,819 and $42,700
  U.S. Treasury Notes 6.00%
  due 8/15/09, market
  value $45,590)                                           200,400       200,400
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $404,000)                                                          404,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.45%
(COST $62,075,168)                                                   $61,446,921
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET
OF LIABILITIES - 1.55%                                                   964,479
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 5,572,641
SHARES OUTSTANDING; EQUIVALENT
TO $11.20 PER SHARE - 100.00%                                        $62,411,400
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NETASSETS
AT OCTOBER 31, 2005:
--------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization - no par)                                $61,026,743
Undistributed net investment income                                   4,115,375
Accumulated net realized loss
  on investments                                                     (2,078,326)
Net unrealized depreciation of investments
  and foreign currencies                                               (652,392)
--------------------------------------------------------------------------------
Total net assets                                                    $62,411,400
================================================================================

Q Principal amount shown is stated in the currency in which each foreign bond is denominated.

DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
SEK - Swedish Krona
USD - U.S. Dollar

# Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 1.82% of net assets.
  See Note 11 in "Notes to Financial Statements."

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   121

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2005

                                                     The            The             The
                                                  Large-Cap       All-Cap         Mid-Cap
                                                Value Equity   Growth Equity   Growth Equity
                                                  Portfolio      Portfolio       Portfolio
--------------------------------------------------------------------------------------------
Assets:
Investments at market                            $9,620,056     $14,587,455     $19,026,489
Cash                                                  4,397              --           2,384
Dividends and interest receivable                     4,611           4,082           4,494
Receivable for securities sold                       56,491              --         182,323
Due from DMC                                         17,658              --              --
                                                --------------------------------------------
Total assets                                      9,703,213      14,591,537      19,215,690
                                                --------------------------------------------
Liabilities:
Cash overdraft                                           --          46,214              --
Payable for securities purchased                     49,037           7,488          21,347
Liquidations payable                                     --              --              --
Swap agreement payable                                   --              --              --
Distributions payable                                    --              --              --
Due to manager and affiliates                         1,344           3,704           8,518
Other accrued expenses                               13,306          11,930          12,253
Variation margin payable on futures contracts            --              --              --
                                                --------------------------------------------
Total liabilities                                    63,687          69,336          42,118
                                                --------------------------------------------
Total net assets                                 $9,639,526     $14,522,201     $19,173,572
                                                ============================================
Investments at cost                              $9,161,719     $14,161,648     $15,968,946

See accompanying notes


122   Delaware Pooled Trust o 2005 Annual Report

                                                                                                        The
                                                     The               The              The         Real Estate        The
                                                  Small-Cap         Small-Cap         Smid-Cap      Investment    Intermediate
                                                Growth Equity   Growth II Equity   Growth Equity       Trust      Fixed Income
                                                  Portfolio         Portfolio        Portfolio     Portfolio II     Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market                            $78,265,618       $2,200,366        $1,984,010     $60,584,408    $15,900,472
Cash                                                     361            6,683            80,490          51,540        161,641
Dividends and interest receivable                     13,506              102               137          41,054        114,996
Receivable for securities sold                            --           32,936            13,306       1,381,701        426,774
Due from DMC                                              --            8,064               312              --          1,896
                                                ------------------------------------------------------------------------------
Total assets                                      78,279,485        2,248,151         2,078,255      62,058,703     16,605,779
                                                ------------------------------------------------------------------------------
Liabilities:
Cash overdraft                                            --               --                --              --             --
Payable for securities purchased                     267,781            9,059            24,808       1,121,781        778,417
Liquidations payable                                  35,003               --                --       5,500,000             --
Swap agreement payable                                    --               --                --              --          5,761
Distributions payable                                     --               --                --              --         19,478
Due to manager and affiliates                         61,267              251               182          37,175          3,574
Other accrued expenses                                19,820           12,935            13,237          17,366         12,503
Variation margin payable on futures contracts             --               --                --              --            132
                                                ------------------------------------------------------------------------------
Total liabilities                                    383,871           22,245            38,227       6,676,322        819,865
                                                ------------------------------------------------------------------------------
Total net assets                                 $77,895,614       $2,225,906        $2,040,028     $55,382,381    $15,785,914
                                                ==============================================================================
Investments at cost                              $56,994,379       $1,954,689        $1,890,856     $50,651,268    $16,139,667


                                2005 Annual Report o Delaware Pooled Trust   123

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2005 continued


                                                        The           The           The
                                                    Core Focus    High-Yield     Core Plus
                                                   Fixed Income      Bond      Fixed Income
                                                     Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------
Assets:
Investments at market                               $20,394,835   $5,145,525   $195,438,255
Securities lending collateral                                --           --             --
Cash                                                     70,137       44,173        306,144
Foreign currencies                                           --           --        115,920
Dividends and interest receivable                       130,518      126,419      1,556,571
Subscriptions receivable                                     --           --             --
Receivable for securities sold                        1,203,659       52,000     15,693,543
Due from DMC                                              5,908        4,389             --
Net unrealized appreciation on foreign currency
   exchange contracts                                        --           --         64,424
Variation margin receivable on futures contracts             --           --            422
                                                   ----------------------------------------
Total assets                                         21,805,057    5,372,506    213,175,279
                                                   ----------------------------------------
Liabilities:
Cash overdraft                                               --           --             --
Payable for securities purchased                      3,861,488       93,951     45,144,947
Liquidations payable                                         --           --         35,000
Swap agreement payable                                    2,182           --         29,087
Due to manager and affiliates                             6,811        2,260         38,511
Other accrued expenses                                   10,737       11,637         35,653
Net unrealized depreciation on foreign currency
   exchange contracts                                        --           --             --
Obligation to return security lending collateral             --           --             --
Variation margin payable on futures contracts               531           --             --
                                                   ----------------------------------------
Total liabilities                                     3,881,749      107,848     45,283,198
                                                   ----------------------------------------
Total net assets                                    $17,923,308   $5,264,658   $167,892,081
                                                   ========================================
Investments at cost                                 $20,641,981   $5,266,744   $198,046,456
Foreign currencies at cost                          $        --   $       --   $    118,026

See accompanying notes


124   Delaware Pooled Trust o 2005 Annual Report

                                                                         The
                                                         The         Labor Select        The            The            The
                                                    International   International     Emerging     Global Fixed   International
                                                       Equity           Equity         Markets        Income       Fixed Income
                                                      Portfolio       Portfolio       Portfolio      Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market                              $1,837,273,982    $649,092,197   $693,310,420   $284,597,943   $61,446,921
Securities lending collateral                         254,221,805      85,166,005             --     48,529,800            --
Cash                                                    1,944,140              --      3,000,513             --         1,584
Foreign currencies                                      2,717,969         772,656      4,797,241      2,062,449       269,683
Dividends and interest receivable                       4,518,859       1,478,928      1,289,143      3,921,185       742,285
Subscriptions receivable                                4,033,553         290,000             --          3,836            --
Receivable for securities sold                         59,584,958         790,364      3,135,626             --            --
Due from DMC                                                   --              --             --             --            --
Net unrealized appreciation on foreign currency
   exchange contracts                                   1,090,904         560,922             --             --            --
Variation margin receivable on futures contracts               --              --             --             --            --
                                                   ----------------------------------------------------------------------------
Total assets                                        2,165,386,170     738,151,072    705,532,943    339,115,213    62,460,473
                                                   ----------------------------------------------------------------------------
Liabilities:
Cash overdraft                                                 --       1,839,213             --        406,112            --
Payable for securities purchased                               --              --      6,122,536             --            --
Liquidations payable                                   56,152,720              --             --             --            --
Swap agreement payable                                         --              --             --             --            --
Due to manager and affiliates                           1,329,122         457,419        648,670        120,155        24,710
Other accrued expenses                                    382,338         139,898        453,098         83,352        24,363
Net unrealized depreciation on foreign currency
   exchange contracts                                          --              --         17,631             --            --
Obligation to return security lending collateral      254,221,805      85,166,005             --     48,529,800            --
Variation margin payable on futures contracts                  --              --             --             --            --
                                                   ----------------------------------------------------------------------------
Total liabilities                                     312,085,985      87,602,535      7,241,935     49,139,419        49,073
                                                   ----------------------------------------------------------------------------
Total net assets                                   $1,853,300,185    $650,548,537   $698,291,008   $289,975,794   $62,411,400
                                                   ============================================================================
Investments at cost                                $1,743,148,224    $608,037,353   $566,672,101   $332,149,784   $62,075,168
Foreign currencies at cost                         $    2,735,569    $    777,331   $  4,794,255   $  2,085,289   $   269,538


                                2005 Annual Report o Delaware Pooled Trust   125

Delaware Pooled Trust
Statements of Operations

                                                         Year            Year            Year
                                                         Ended          Ended           Ended
                                                       10/31/05        10/31/05        10/31/05
-------------------------------------------------------------------------------------------------

                                                          The            The             The
                                                       Large-Cap       All-Cap         Mid-Cap
                                                     Value Equity   Growth Equity   Growth Equity
                                                       Portfolio      Portfolio       Portfolio
-------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                              $  264,115     $   43,020     $   63,430
Interest                                                    5,297         19,802         35,840
Foreign tax withheld                                       (1,632)            --             --
                                                       -----------------------------------------
                                                          267,780         62,822         99,270
                                                       -----------------------------------------
Expenses:
Management fees                                            67,475         61,980        141,246
Accounting and administration expenses                      4,152          2,986          6,708
Reports and statements to shareholders                        166            432          3,371
Registration fees                                          64,930         12,907         11,183
Legal and professional fees                                11,569         10,833         12,751
Dividend disbursing and transfer agent fees
   and expenses                                             3,122          1,287          3,548
Custodian fees                                              1,280          1,150          1,850
Trustees' fees                                                526            332            901
Pricing fees                                                  372            383            467
Insurance fees                                                821            530          1,402
Taxes (other than taxes on income)                          1,708            178            286
Other                                                       2,503          2,379          2,191
                                                       -----------------------------------------
                                                          158,624         95,377        185,904
Less expenses absorbed or waived                          (73,951)       (20,865)       (10,392)
Less expense paid indirectly                                  (88)           (62)          (158)
                                                       -----------------------------------------
Total expenses                                             84,585         74,450        175,354
                                                       -----------------------------------------
Net Investment Income (Loss)                              183,195        (11,628)       (76,084)
                                                       -----------------------------------------
Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                             1,344,711      1,132,582      1,271,281
Futures contracts                                              --             --             --
Swap agreements                                                --             --             --
Foreign currencies                                            (43)          (667)            --
                                                       -----------------------------------------
Net realized gain (loss)                                1,344,668      1,131,915      1,271,281
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                 (432,823)      (276,161)     1,465,294
                                                       -----------------------------------------
Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                     911,845        855,754      2,736,575
                                                       -----------------------------------------
Net Increase In Net Assets
   Resulting from Operations                           $1,095,040     $  844,126     $2,660,491
                                                       =========================================

*    Commencement of operations.

See accompanying notes


126   Delaware Pooled Trust o 2005 Annual Report

                                                          Year             Year            12/1/04*         Year
                                                         Ended             Ended              to            Ended
                                                        10/31/05         10/31/05          10/31/05       10/31/05
--------------------------------------------------------------------------------------------------------------------
                                                                                                             The
                                                          The               The              The         Real Estate
                                                       Small-Cap         Small-Cap         Smid-Cap      Investment
                                                     Growth Equity   Growth II Equity   Growth Equity       Trust
                                                       Portfolio         Portfolio        Portfolio     Portfolio II
--------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                             $   407,742        $  4,347         $  6,234       $2,104,675
Interest                                                  109,298           2,702               --           92,723
Foreign tax withheld                                         (347)            (22)              (8)              --
                                                      --------------------------------------------------------------
                                                          516,693           7,027            6,226        2,197,398
                                                      --------------------------------------------------------------
Expenses:
Management fees                                           736,149          15,890           13,889          459,736
Accounting and administration expenses                     37,404             760              666           21,888
Reports and statements to shareholders                        486             977            1,853            3,404
Registration fees                                          16,732           2,184            5,713           13,344
Legal and professional fees                                22,972          10,272           15,581           18,076
Dividend disbursing and transfer agent fees
   and expenses                                            11,452           1,267              626            6,988
Custodian fees                                              5,641           7,017            3,016            5,142
Trustees' fees                                              4,965             103               98            3,041
Pricing fees                                                  402             535              456              267
Insurance fees                                              6,513             158              146            4,411
Taxes (other than taxes on income)                            841              --               80            1,739
Other                                                       5,682           2,114            2,590            4,246
                                                      --------------------------------------------------------------
                                                          849,239          41,277           44,714          542,282
Less expenses absorbed or waived                               --         (21,154)         (26,616)         (16,259)
Less expense paid indirectly                                 (177)           (406)          (1,109)            (593)
                                                      --------------------------------------------------------------
Total expenses                                            849,062          19,717           16,989          525,430
                                                      --------------------------------------------------------------
Net Investment Income (Loss)                             (332,369)        (12,690)         (10,763)       1,671,968
                                                      --------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                             8,030,969          53,422          (42,372)       4,216,278
Futures contracts                                              --              --               --               --
Swap agreements                                                --              --               --               --
Foreign currencies                                              9              --               --               --
                                                      --------------------------------------------------------------
Net realized gain (loss)                                8,030,978          53,422          (42,372)       4,216,278
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies               (1,216,128)        217,072           93,154          917,710
                                                      --------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                   6,814,850         270,494           50,782        5,133,988
                                                      --------------------------------------------------------------
Net Increase In Net Assets
   Resulting from Operations                          $ 6,482,481        $257,804         $ 40,019       $6,805,956
                                                      ==============================================================

                                                         Year           Year          Year
                                                         Ended          Ended         Ended
                                                       10/31/05       10/31/05      10/31/05
---------------------------------------------------------------------------------------------

                                                          The            The           The
                                                     Intermediate    Core Focus    High-Yield
                                                     Fixed Income   Fixed Income      Bond
                                                       Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------
Investment Income:
Dividends                                             $     681      $     227     $     403
Interest                                                720,295        387,348       246,408
Foreign tax withheld                                         --             --            --
                                                      ---------------------------------------
                                                        720,976        387,575       246,811
                                                      ---------------------------------------
Expenses:
Management fees                                          68,716         36,967        14,514
Accounting and administration expenses                    6,066          3,475         1,203
Reports and statements to shareholders                    1,308          1,307           484
Registration fees                                         8,482          2,786         7,845
Legal and professional fees                              12,322         11,091        10,342
Dividend disbursing and transfer agent fees
   and expenses                                           3,772          2,228           812
Custodian fees                                            5,245         12,126         2,546
Trustees' fees                                              846            415           132
Pricing fees                                              7,843          8,264         5,043
Insurance fees                                            1,360            438           109
Taxes (other than taxes on income)                          207             41            --
Other                                                       963            911           331
                                                      ---------------------------------------
                                                        117,130         80,049        43,361
Less expenses absorbed or waived                        (41,647)       (38,215)      (23,372)
Less expense paid indirectly                               (512)        (1,545)           --
                                                      ---------------------------------------
Total expenses                                           74,971         40,289        19,989
                                                      ---------------------------------------
Net Investment Income (Loss)                            646,005        347,286       226,822
                                                      ---------------------------------------
Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                             (25,219)       (59,370)       58,092
Futures contracts                                        11,092          2,495            --
Swap agreements                                          16,994         (2,617)           --
Foreign currencies                                           --             --            --
                                                      ---------------------------------------
Net realized gain (loss)                                  2,867        (59,492)       58,092
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies               (479,283)      (271,660)     (149,246)
                                                      ---------------------------------------
Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                  (476,416)      (331,152)      (91,154)
                                                      ---------------------------------------
Net Increase In Net Assets
   Resulting from Operations                          $ 169,589      $  16,134     $ 135,668
                                                      =======================================


                                2005 Annual Report o Delaware Pooled Trust   127

Delaware Pooled Trust
Statements of Operations continued

                                                         Year            Year
                                                         Ended          Ended
                                                       10/31/05        10/31/05
---------------------------------------------------------------------------------

                                                          The            The
                                                       Core Plus    International
                                                     Fixed Income       Equity
                                                       Portfolio      Portfolio
---------------------------------------------------------------------------------
Investment Income:
Dividends                                            $     9,484    $ 62,422,641
Interest                                               4,408,478       1,227,393
Securities lending income                                     --       1,114,941
Foreign tax withheld                                          --      (4,555,148)
                                                     ----------------------------
                                                       4,417,962      60,209,827
                                                     ----------------------------
Expenses:
Management fees                                          436,509      12,146,736
Accounting and administration expenses                    36,120         581,688
Reports and statements to shareholders                     5,634          75,830
Registration fees                                         79,487          89,691
Legal and professional fees                               25,192         211,416
Dividend disbursing and transfer agent fees
   and expenses                                           11,045         165,143
Custodian fees                                            29,182         740,080
Trustees' fees                                             4,782          76,415
Pricing fees                                              15,198           6,081
Insurance fees                                             6,405         121,225
Taxes (other than taxes on income)                           275          12,753
Other                                                      3,911          34,939
                                                     ----------------------------
                                                         653,740      14,261,997
Less expenses absorbed or waived                        (152,386)             --
Less expense paid indirectly                             (15,564)             --
                                                     ----------------------------
Total expenses                                           485,790      14,261,997
                                                     ----------------------------
Net Investment Income                                  3,932,172      45,947,830
                                                     ----------------------------
Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                             (621,348)     47,909,481
Futures contracts                                       (216,938)             --
Swap agreements                                          (17,575)             --
Foreign currencies                                        30,550       2,191,320
                                                     ----------------------------
Net realized gain (loss)                                (825,311)     50,100,801
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies              (2,929,230)    145,946,187
                                                     ----------------------------
Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                 (3,754,541)    196,046,988
                                                     ----------------------------
Net Increase (Decrease) In Net Assets
   Resulting from Operations                         $   177,631    $241,994,818
                                                     ============================

See accompanying notes


128   Delaware Pooled Trust o 2005 Annual Report

                                                          Year           Year           Year            Year
                                                         Ended           Ended          Ended          Ended
                                                        10/31/05       10/31/05       10/31/05        10/31/05
----------------------------------------------------------------------------------------------------------------
                                                          The
                                                      Labor Select        The            The            The
                                                     International     Emerging     Global Fixed   International
                                                         Equity         Markets        Income       Fixed Income
                                                       Portfolio       Portfolio      Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                             $21,380,439    $ 37,368,858   $         --    $        --
Interest                                                  462,723         249,707      8,872,973      1,699,214
Securities lending income                                 450,438              --         50,272             --
Foreign tax withheld                                   (1,600,460)     (3,354,100)            --             --
                                                     -----------------------------------------------------------
                                                       20,693,140      34,264,465      8,923,245      1,699,214
                                                     -----------------------------------------------------------
Expenses:
Management fees                                         4,229,435       7,804,275      1,472,778        320,383
Accounting and administration expenses                    202,331         278,402        105,023         22,777
Reports and statements to shareholders                     30,787          37,581          1,951          2,279
Registration fees                                          42,826          35,262         22,387          8,786
Legal and professional fees                                89,816         127,429         47,672         18,331
Dividend disbursing and transfer agent fees
   and expenses                                            57,988          74,281         31,540          7,919
Custodian fees                                            253,797       1,433,193        166,793         35,189
Trustees' fees                                             27,304          40,001         13,992          2,853
Pricing fees                                                7,745           7,571          5,445          4,541
Insurance fees                                             42,146          60,354         22,447          4,949
Taxes (other than taxes on income)                          5,950          21,108             --             --
Other                                                      23,653          38,505          7,269          2,543
                                                     -----------------------------------------------------------
                                                        5,013,778       9,957,962      1,897,297        430,550
Less expenses absorbed or waived                               --              --       (126,401)       (44,129)
Less expense paid indirectly                                   --              --             --             --
                                                     -----------------------------------------------------------
Total expenses                                          5,013,778       9,957,962      1,770,896        386,421
                                                     -----------------------------------------------------------
Net Investment Income                                  15,679,362      24,306,503      7,152,349      1,312,793
                                                     -----------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                             2,880,164     185,413,057      5,208,382      1,179,464
Futures contracts                                              --              --             --             --
Swap agreements                                                --              --             --             --
Foreign currencies                                      1,224,228      (3,759,203)     9,958,373      2,551,406
                                                     -----------------------------------------------------------
Net realized gain (loss)                                4,104,392     181,653,854     15,166,755      3,730,870
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies               63,658,490      27,376,160    (28,888,146)    (6,800,287)
                                                     -----------------------------------------------------------
Net Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies                  67,762,882     209,030,014    (13,721,391)    (3,069,417)
                                                     -----------------------------------------------------------
Net Increase (Decrease) In Net Assets
   Resulting from Operations                          $83,442,244    $233,336,517   $ (6,569,042)   $(1,756,624)
                                                     ===========================================================


                                2005 Annual Report o Delaware Pooled Trust   129

Delaware Pooled Trust
Statements of Changes in Net Assets

                                            Year           Year            Year
                                            Ended          Ended          Ended
                                          10/31/05       10/31/04        10/31/05
-----------------------------------------------------------------------------------
                                             The            The            The
                                          Large-Cap      Large-Cap       All-Cap
                                        Value Equity   Value Equity   Growth Equity
                                          Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   from Operations:
Net investment income (loss)            $   183,195    $    392,061    $   (11,628)
Net realized gain on investments
   and foreign currencies                 1,344,668       6,484,985      1,131,915
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currencies      (432,823)     (3,384,096)      (276,161)
                                        -------------------------------------------
Net increase in net assets
   resulting from operations              1,095,040       3,492,950        844,126
                                        -------------------------------------------
Dividends and Distributions to
   Shareholders from:
Net investment income                      (160,386)       (590,643)            --
Net realized gain on investments                 --              --             --
                                        -------------------------------------------
                                           (160,386)       (590,643)            --
                                        -------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                    74,115          65,801      6,951,264
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions                            149,250         573,083             --
                                        -------------------------------------------
                                            223,365         638,884      6,951,264
Cost of shares repurchased               (7,039,545)    (26,585,924)            --
                                        -------------------------------------------
Increase (decrease) in net assets
   derived from capital share
   transactions                          (6,816,180)    (25,947,040)     6,951,264
                                        -------------------------------------------
Net Increase (Decrease) In Net Assets    (5,881,526)    (23,044,733)     7,795,390
Net Assets:
Beginning of period                      15,521,052      38,565,785      6,726,811
                                        -------------------------------------------
End of period                           $ 9,639,526    $ 15,521,052    $14,522,201
                                        ===========================================
Undistributed net investment income     $    96,968    $     74,202    $        --
                                        ===========================================

See accompanying notes


130   Delaware Pooled Trust o 2005 Annual Report

                                             Year            Year            Year
                                            Ended           Ended           Ended
                                           10/31/04        10/31/05        10/31/04
-------------------------------------------------------------------------------------
                                             The             The             The
                                           All-Cap         Mid-Cap         Mid-Cap
                                        Growth Equity   Growth Equity   Growth Equity
                                          Portfolio       Portfolio       Portfolio
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   from Operations:
Net investment income (loss)             $  (17,238)     $   (76,084)    $   (50,578)
Net realized gain on investments
   and foreign currencies                   515,170        1,271,281       1,084,623
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currencies      (381,674)       1,465,294        (203,311)
                                        ---------------------------------------------
Net increase in net assets
   resulting from operations                116,258        2,660,491         830,734
                                        ---------------------------------------------
Dividends and Distributions to
   Shareholders from:
Net investment income                            --               --              --
Net realized gain on investments                 --         (623,120)             --
                                        ---------------------------------------------
                                                 --         (623,120)             --
                                        ---------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                        --           17,058       3,103,350
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions                                 --          623,120              --
                                        ---------------------------------------------
                                                 --          640,178       3,103,350
Cost of shares repurchased                       --       (1,200,000)       (176,449)
                                        ---------------------------------------------
Increase (decrease) in net assets
   derived from capital share
   transactions                                  --         (559,822)      2,926,901
                                        ---------------------------------------------
Net Increase (Decrease) In Net Assets       116,258        1,477,549       3,757,635
Net Assets:
Beginning of period                       6,610,553       17,696,023      13,938,388
                                        ---------------------------------------------
End of period                            $6,726,811      $19,173,572     $17,696,023
                                        =============================================
Undistributed net investment income      $       --      $        --     $        --
                                        =============================================

                                             Year            Year             Year
                                            Ended           Ended             Ended
                                           10/31/05        10/31/04         10/31/05
----------------------------------------------------------------------------------------
                                             The             The               The
                                          Small-Cap       Small-Cap         Small-Cap
                                        Growth Equity   Growth Equity   Growth II Equity
                                          Portfolio       Portfolio         Portfolio
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   from Operations:
Net investment income (loss)            $   (332,369)   $   (481,809)      $  (12,690)
Net realized gain on investments
   and foreign currencies                  8,030,978       1,809,266           53,422
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currencies     (1,216,128)      5,083,736          217,072
                                        ------------------------------------------------
Net increase in net assets
   resulting from operations               6,482,481       6,411,193          257,804
                                        ------------------------------------------------
Dividends and Distributions to
   Shareholders from:
Net investment income                             --              --               --
Net realized gain on investments                  --              --               --
                                        ------------------------------------------------
                                                  --              --               --
                                        ------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                  9,395,684      29,996,448               --
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions                                  --              --               --
                                        ------------------------------------------------
                                           9,395,684      29,996,448               --
Cost of shares repurchased               (46,025,642)    (22,532,198)              --
                                        ------------------------------------------------
Increase (decrease) in net assets
   derived from capital share
   transactions                          (36,629,958)      7,464,250               --
                                        ------------------------------------------------
Net Increase (Decrease) In Net Assets    (30,147,477)     13,875,443          257,804
Net Assets:
Beginning of period                      108,043,091      94,167,648        1,968,102
                                        ------------------------------------------------
End of period                           $ 77,895,614    $108,043,091       $2,225,906
                                        ================================================
Undistributed net investment income     $         --    $         --       $       --
                                        ================================================


                                2005 Annual Report o Delaware Pooled Trust   131

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                            12/1/03*          12/1/04*         Year
                                               to                to            Ended
                                            10/31/04          10/31/05       10/31/05
----------------------------------------------------------------------------------------
                                                                                The
                                               The              The         Real Estate
                                            Small-Cap         Smid-Cap      Investment
                                        Growth II Equity   Growth Equity       Trust
                                            Portfolio        Portfolio     Portfolio II
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   from Operations:
Net investment income (loss)               $   (8,630)      $  (10,763)    $  1,671,968
Net realized gain (loss) on
   investments and foreign
   currencies                                 (51,882)         (42,372)       4,216,278
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currencies          28,605           93,154          917,710
                                        ------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                  (31,907)          40,019        6,805,956
                                        ------------------------------------------------
Dividends and Distributions to
   Shareholders from:
Net investment income                              --               --         (354,413)
Net realized gain on investments                   --               --       (5,643,825)
                                        ------------------------------------------------
                                                   --               --       (5,998,238)
                                        ------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                   2,000,009        2,000,009        7,227,984
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions                                   --               --        5,259,055
                                        ------------------------------------------------
                                            2,000,009        2,000,009       12,487,039
Cost of shares repurchased                         --               --      (12,542,348)
                                        ------------------------------------------------
Increase (decrease) in net assets
   derived from capital share
   transactions                             2,000,009        2,000,009          (55,309)
                                        ------------------------------------------------
Net Increase (Decrease) In Net Assets       1,968,102        2,040,028          752,409
Net Assets:
Beginning of period                                --               --       54,629,972
                                        ------------------------------------------------
End of period                              $1,968,102       $2,040,028     $ 55,382,381
                                        ================================================
Undistributed net investment income        $       --       $       --     $  2,171,546
                                        ================================================

*    Commencement of operations.

See accompanying notes


132   Delaware Pooled Trust o 2005 Annual Report

                                            Year           Year           Year           Year         6/30/04*         Year
                                            Ended          Ended          Ended          Ended           to            Ended
                                          10/31/04       10/31/05       10/31/04       10/31/05       10/31/04       10/31/05
-------------------------------------------------------------------------------------------------------------------------------
                                             The
                                         Real Estate        The            The            The            The            The
                                         Investment    Intermediate   Intermediate    Core Focus     Core Focus     High Yield
                                            Trust      Fixed Income   Fixed Income   Fixed Income   Fixed Income       Bond
                                        Portfolio II     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   from Operations:
Net investment income (loss)            $ 1,263,294    $   646,005    $   572,417    $   347,286     $   23,136    $   226,822
Net realized gain (loss) on
   investments and foreign
   currencies                             5,286,771          2,867        116,699        (59,492)        38,664         58,092
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currencies     4,944,134       (479,283)       184,538       (271,660)        32,611       (149,246)
                                        ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations             11,494,199        169,589        873,654         16,134         94,411        135,668
                                        ---------------------------------------------------------------------------------------
Dividends and Distributions to
   Shareholders from:
Net investment income                    (1,693,822)      (758,563)      (725,170)       (54,154)            --       (301,223)
Net realized gain on investments           (963,878)            --             --        (38,863)            --             --
                                        ---------------------------------------------------------------------------------------
                                         (2,657,700)      (758,563)      (725,170)       (93,017)            --       (301,223)
                                        ---------------------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                13,793,938         32,566     17,323,412     12,690,749      5,522,014      5,860,927
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions                          1,906,189        737,426        682,264         93,017             --        301,223
                                        ---------------------------------------------------------------------------------------
                                         15,700,127        769,992     18,005,676     12,783,766      5,522,014      6,162,150
Cost of shares repurchased               (8,196,450)    (3,325,000)    (1,517,863)      (400,000)            --     (3,435,057)
                                        ---------------------------------------------------------------------------------------
Increase (decrease) in net assets
   derived from capital share
   transactions                           7,503,677     (2,555,008)    16,487,813     12,383,766      5,522,014      2,727,093
                                        ---------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets    16,340,176     (3,143,982)    16,636,297     12,306,883      5,616,425      2,561,538
Net Assets:
Beginning of period                      38,289,796     18,929,896      2,293,599      5,616,425             --      2,703,120
                                        ---------------------------------------------------------------------------------------
End of period                           $54,629,972    $15,785,914    $18,929,896    $17,923,308     $5,616,425    $ 5,264,658
                                        =======================================================================================
Undistributed net investment income     $   853,991    $        --    $       662    $   328,955     $   23,732    $        --
                                        =======================================================================================


                                2005 Annual Report o Delaware Pooled Trust   133

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                         Year          Year           Year
                                                        Ended          Ended          Ended
                                                       10/31/04      10/31/05       10/31/04
-----------------------------------------------------------------------------------------------
                                                         The            The            The
                                                      High-Yield     Core Plus      Core Plus
                                                         Bond      Fixed Income   Fixed Income
                                                      Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                $   337,456   $  3,932,172    $   598,238
Net realized gain (loss) on investments and
   foreign currencies                                    382,084       (825,311)       354,425
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                (145,462)    (2,929,230)       260,187
                                                     ------------------------------------------
Net increase in net assets resulting from
   operations                                            574,078        177,631      1,212,850
                                                     ------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income                                   (359,768)      (831,392)      (328,531)
Net realized gain on investments                              --       (336,224)      (261,120)
                                                     ------------------------------------------
                                                        (359,768)    (1,167,616)      (589,651)
                                                     ------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                                     --    144,299,030     30,904,666
The International Equity Portfolio Class P*                   --             --             --
Purchase reimbursement fees                                   --             --             --
Net asset value of shares issued upon reinvestment
   of dividends and distributions                        359,768      1,167,616        589,651
The International Equity Portfolio Class P*                   --             --             --
                                                     ------------------------------------------
                                                         359,768    145,466,646     31,494,317

Cost of shares repurchased                            (3,000,000)   (12,380,245)    (3,693,579)
The International Equity Portfolio Class P*                   --             --             --
Redemption reimbursement fees                                 --             --             --
                                                     ------------------------------------------
                                                      (3,000,000)   (12,380,245)    (3,693,579)
                                                     ------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                         (2,640,232)   133,086,401     27,800,738
                                                     ------------------------------------------

Net Increase (Decrease) In Net Assets                 (2,425,922)   132,096,416     28,423,937

Net Assets:
Beginning of period                                    5,129,042     35,795,665      7,371,728
                                                     ------------------------------------------
End of period                                        $ 2,703,120   $167,892,081    $35,795,665
                                                     ==========================================
Undistributed net investment income                  $    54,231   $  3,778,795    $   571,835
                                                     ==========================================

* The estalishment and designation of Class P shares of the International Equity Portfolio were rescinded and no longer exist as of May 21, 2004.

See accompanying notes


134   Delaware Pooled Trust o 2005 Annual Report

                                                          Year             Year             Year
                                                          Ended            Ended           Ended
                                                        10/31/05         10/31/04         10/31/05
-----------------------------------------------------------------------------------------------------
                                                                                            The
                                                           The              The         Labor Select
                                                      International    International   International
                                                         Equity           Equity           Equity
                                                        Portfolio        Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                $   45,947,830   $   23,004,116    $ 15,679,362
Net realized gain (loss) on investments and
   foreign currencies                                    50,100,801        4,136,934       4,104,392
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                145,946,187      153,245,559      63,658,490
                                                     ------------------------------------------------
Net increase in net assets resulting from
   operations                                           241,994,818      180,386,609      83,442,244
                                                     ------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income                                   (18,085,326)     (15,718,887)     (4,625,044)
Net realized gain on investments                                 --               --      (6,015,580)
                                                     ------------------------------------------------
                                                        (18,085,326)     (15,718,887)    (10,640,624)
                                                     ------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                               557,870,144      563,107,600     168,651,054
The International Equity Portfolio Class P*                      --               15              --
Purchase reimbursement fees                                      --               --              --
Net asset value of shares issued upon reinvestment
   of dividends and distributions                        12,494,609       13,407,124      10,640,624
The International Equity Portfolio Class P*                      --              256              --
                                                     ------------------------------------------------
                                                        570,364,753      576,514,995     179,291,678

Cost of shares repurchased                             (207,219,585)    (125,099,513)    (53,957,795)
The International Equity Portfolio Class P*                      --          (12,941)             --
Redemption reimbursement fees                                    --               --              --
                                                     ------------------------------------------------
                                                       (207,219,585)    (125,112,454)    (53,957,795)
                                                     ------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                           363,145,168      451,402,541     125,333,883
                                                     ------------------------------------------------

Net Increase (Decrease) In Net Assets                   587,054,660      616,070,263     198,135,503

Net Assets:
Beginning of period                                   1,266,245,525      650,175,262     452,413,034
                                                     ------------------------------------------------
End of period                                        $1,853,300,185   $1,266,245,525    $650,548,537
                                                     ================================================
Undistributed net investment income                  $   43,094,950   $   13,019,869    $ 15,350,465
                                                     ================================================

                                                          Year            Year           Year
                                                         Ended           Ended           Ended
                                                        10/31/04        10/31/05       10/31/04
--------------------------------------------------------------------------------------------------
                                                          The
                                                      Labor Select        The             The
                                                     International      Emerging       Emerging
                                                         Equity         Markets         Markets
                                                       Portfolio       Portfolio       Portfolio
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                 $  8,101,689   $  24,306,503   $ 12,817,762
Net realized gain (loss) on investments and
   foreign currencies                                    2,204,826     181,653,854     58,044,846
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                43,060,128      27,376,160     43,053,192
                                                     ---------------------------------------------
Net increase in net assets resulting from
   operations                                           53,366,643     233,336,517    113,915,800
                                                     ---------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income                                   (3,566,526)    (11,403,929)    (6,674,678)
Net realized gain on investments                        (2,336,212)    (44,673,241)            --
                                                     ---------------------------------------------
                                                        (5,902,738)    (56,077,170)    (6,674,678)
                                                     ---------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                              212,736,326      79,063,818    293,636,108
The International Equity Portfolio Class P*                     --              --             --
Purchase reimbursement fees                                     --         601,960      2,054,578
Net asset value of shares issued upon reinvestment
   of dividends and distributions                        5,902,738      55,994,944      6,674,678
The International Equity Portfolio Class P*                     --              --             --
                                                     ---------------------------------------------
                                                       218,639,064     135,660,722    302,365,364

Cost of shares repurchased                              (6,122,530)   (241,375,603)   (42,236,893)
The International Equity Portfolio Class P*                     --              --             --
Redemption reimbursement fees                                   --       3,097,853        111,002
                                                     ---------------------------------------------
                                                        (6,122,530)   (238,277,750)   (42,125,891)
                                                     ---------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                          212,516,534    (102,617,028)   260,239,473
                                                     ---------------------------------------------

Net Increase (Decrease) In Net Assets                  259,980,439      74,642,319    367,480,595

Net Assets:
Beginning of period                                    192,432,595     623,648,689    256,168,094
                                                     ---------------------------------------------
End of period                                         $452,413,034   $ 698,291,008   $623,648,689
                                                     =============================================
Undistributed net investment income                   $  3,071,919   $  18,137,052   $  8,993,681
                                                     =============================================


                                2005 Annual Report o Delaware Pooled Trust   135

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                          Year           Year           Year            Year
                                                         Ended          Ended          Ended           Ended
                                                       10/31/05       10/31/04        10/31/05        10/31/04
                                                     -----------------------------------------------------------
                                                          The            The            The             The
                                                        Global         Global      International   International
                                                     Fixed Income   Fixed Income   Fixed Income     Fixed Income
                                                       Portfolio      Portfolio      Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                $  7,152,349   $  6,912,348    $ 1,312,793     $ 1,582,930
Net realized gain on investments and foreign
   currencies                                          15,166,755      5,809,193      3,730,870       2,400,540
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies              (28,888,146)    15,599,190     (6,800,287)      2,835,367
                                                     -----------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     (6,569,042)    28,320,731     (1,756,624)      6,818,837
                                                     -----------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income                                 (14,007,656)   (43,809,158)    (4,108,097)     (6,074,914)
                                                     -----------------------------------------------------------
                                                      (14,007,656)   (43,809,158)    (4,108,097)     (6,074,914)
                                                     -----------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                              50,499,408     74,994,436      5,429,933      13,959,275
Net asset value of shares issued upon reinvestment
   of dividends and distributions                      10,811,211     29,765,822      4,038,233       5,945,033
                                                     -----------------------------------------------------------
                                                       61,310,619    104,760,258      9,468,166      19,904,308
Cost of shares repurchased                            (19,110,084)   (29,274,136)    (2,578,234)     (7,546,280)
                                                     -----------------------------------------------------------
Increase in net assets derived from capital share
   transactions                                        42,200,535     75,486,122      6,889,932      12,358,028
                                                     -----------------------------------------------------------
Net Increase In Net Assets                             21,623,837     59,997,695      1,025,211      13,101,951
Net Assets:
Beginning of period                                   268,351,957    208,354,262     61,386,189      48,284,238
                                                     -----------------------------------------------------------
End of period                                        $289,975,794   $268,351,957    $62,411,400     $61,386,189
                                                     ===========================================================
Undistributed net investment income                  $ 17,516,575   $ 11,818,796    $ 4,115,375     $ 3,745,561
                                                     ===========================================================

See accompanying notes


136   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                                       Year       Year       Year       Year       Year
                                                       Ended      Ended      Ended      Ended      Ended
                                                     10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $16.260    $14.920    $12.600    $13.950    $15.370
Income (loss) from investment operations:
Net investment income(1)                               0.255      0.254      0.268      0.239      0.247
Net realized and unrealized gain (loss) on
   investments                                         0.990      1.372      2.294     (1.334)    (1.364)
                                                     -----------------------------------------------------
Total from investment operations                       1.245      1.626      2.562     (1.095)    (1.117)
                                                     -----------------------------------------------------
Less dividends and distributions from:
Net investment income                                 (0.175)    (0.286)    (0.242)    (0.255)    (0.303)
                                                     -----------------------------------------------------
Total dividends and distributions                     (0.175)    (0.286)    (0.242)    (0.255)    (0.303)
                                                     -----------------------------------------------------
Net asset value, end of period                       $17.330    $16.260    $14.920    $12.600    $13.950
                                                     =====================================================
Total return(2)                                         7.69%     11.00%     20.60%     (8.05%)    (7.35%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)              $ 9,640    $15,521    $38,566    $49,224    $60,788
Ratio of expenses to average net assets                 0.69%      0.68%      0.63%      0.62%      0.67%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly      1.29%      0.85%      0.85%      0.69%      0.84%
Ratio of net investment income to average net
   assets                                               1.49%      1.61%      2.01%      1.66%      1.61%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                      0.89%      1.44%      1.79%      1.59%      1.44%
Portfolio turnover                                        49%        67%        68%        95%       113%
----------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   137

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                               Year       Year       Year       Year       Year
                                                               Ended      Ended      Ended      Ended      Ended
                                                             10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 4.960    $ 4.870    $ 3.640    $ 4.680    $ 8.770

Income (loss) from investment operations:

Net investment loss(1)                                        (0.008)    (0.013)    (0.010)    (0.016)    (0.013)
Net realized and unrealized gain (loss) on investments         0.638      0.103      1.240     (1.024)    (4.077)
                                                             -----------------------------------------------------
Total from investment operations                               0.630      0.090      1.230     (1.040)    (4.090)
                                                             -----------------------------------------------------

Net asset value, end of period                               $ 5.590    $ 4.960    $ 4.870    $ 3.640    $ 4.680
                                                             =====================================================

Total return(2)                                                12.70%      1.85%     33.79%    (22.22%)   (46.64%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $14,522    $ 6,727    $ 6,611    $ 8,310    $ 9,222
Ratio of expenses to average net assets                         0.90%      0.89%      0.89%      0.89%      0.89%(3)
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.15%      1.16%      1.02%      1.00%      0.93%
Ratio of net investment loss to average net assets             (0.14%)    (0.25%)    (0.25%)    (0.36%)    (0.22%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.39%)    (0.52%)    (0.38%)    (0.47%)    (0.26%)
Portfolio turnover                                               220%        99%        90%       130%       147%
---------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes


138   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                               Year       Year       Year       Year       Year
                                                               Ended      Ended      Ended      Ended      Ended
                                                             10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 3.440    $ 3.230    $ 2.450    $ 2.760    $12.390

Income (loss) from investment operations:

Net investment loss(1)                                        (0.015)    (0.010)    (0.012)    (0.008)    (0.005)
Net realized and unrealized gain (loss) on investments         0.526      0.220      0.792     (0.302)    (3.196)
                                                             -----------------------------------------------------
Total from investment operations                               0.511      0.210      0.780     (0.310)    (3.201)
                                                             -----------------------------------------------------

Less dividends and distributions from:

Net realized gain on investments                              (0.121)        --         --         --     (6.260)
In excess of net realized gain on investments                     --         --         --         --     (0.169)
                                                             -----------------------------------------------------
Total dividends and distributions                             (0.121)        --         --         --     (6.429)
                                                             -----------------------------------------------------

Net asset value, end of period                               $ 3.830    $ 3.440    $ 3.230    $ 2.450    $ 2.760
                                                             =====================================================

Total return(2)                                                15.05%      6.50%     31.84%    (11.23%)   (41.66%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $19,174    $17,696    $13,938    $ 2,329    $ 2,655
Ratio of expenses to average net assets                         0.93%      0.92%      0.93%      0.93%      0.94%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.99%      0.94%      1.03%      1.41%      1.28%
Ratio of net investment loss to average net assets             (0.40%)    (0.31%)    (0.41%)    (0.29%)    (0.12%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.46%)    (0.33%)    (0.51%)    (0.77%)    (0.46%)
Portfolio turnover                                                84%       113%       111%       112%       133%
---------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   139

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                               Year       Year       Year       Year       Year
                                                               Ended      Ended      Ended      Ended      Ended
                                                             10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.300    $ 13.390   $10.130    $11.240    $18.950

Income (loss) from investment operations:

Net investment loss(1)                                        (0.050)     (0.061)   (0.042)    (0.047)    (0.034)
Net realized and unrealized gain (loss) on investments         1.210       0.971     3.302     (1.063)    (7.676)
                                                             -----------------------------------------------------
Total from investment operations                               1.160       0.910     3.260     (1.110)    (7.710)
                                                             -----------------------------------------------------

Net asset value, end of period                               $15.460    $ 14.300   $13.390    $10.130    $11.240
                                                             =====================================================

Total return(2)                                                 8.11%       6.80%    32.18%     (9.88%)   (40.69%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $77,896    $108,043   $94,168    $43,104    $35,572
Ratio of expenses to average net assets                         0.86%       0.85%     0.87%      0.88%      0.89%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           0.86%       0.85%     0.88%      0.90%      0.92%
Ratio of net investment loss to average net assets             (0.34%)     (0.43%)   (0.37%)    (0.41%)    (0.26%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (0.34%)     (0.43%)   (0.38%)    (0.43%)    (0.29%)
Portfolio turnover                                                61%         67%       47%        46%        67%
---------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


140   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth II Equity Portfolio

                                                         Year        12/1/03 (1)
                                                         Ended           to
                                                       10/31/05        10/31/04
--------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 8.360        $ 8.500
Income (loss) from investment operations:
Net investment loss(2)                                   (0.054)        (0.037)
Net realized and unrealized gain (loss) on
   investments                                            1.154         (0.103)
                                                        ------------------------
Total from investment operations                          1.100         (0.140)
                                                        ------------------------
Net asset value, end of period                          $ 9.460        $ 8.360
                                                        ========================
Total return(3)                                           13.16%         (1.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $ 2,226        $ 1,968
Ratio of expenses to average net assets                    0.93%(4)       0.92%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly         1.93%          1.61%
Ratio of net investment loss to average net assets        (0.60%)        (0.48%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid
   indirectly                                             (1.60%)        (1.17%)
Portfolio turnover                                           86%            75%
--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.95%.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   141

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Smid-Cap Growth Equity Portfolio

                                                                   12/1/04 (1)
                                                                        to
                                                                     10/31/05
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 8.500
Income (loss) from investment operations:
Net investment loss(2)                                                (0.050)
Net realized and unrealized gain on investments                        0.220
                                                                     -------
Total from investment operations                                       0.170
                                                                     -------
Net asset value, end of period                                       $ 8.670
                                                                     =======
Total return(3)                                                         2.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $ 2,040
Ratio of expenses to average net assets                                 0.92%(4)
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                              2.36%
Ratio of net investment loss to average net assets                     (0.58%)
Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly                     (2.02%)
Portfolio turnover                                                        80%
--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the period ended October 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.98%.

See accompanying notes


142   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                          Year       Year       Year       Year       Year
                                                          Ended      Ended      Ended      Ended      Ended
                                                        10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $26.220    $21.890    $17.320    $16.800    $15.680
Income from investment operations:
Net investment income(1)                                  0.712      0.662      0.914      0.765      0.845
Net realized and unrealized gain on investments           2.409      5.179      4.288      0.428      0.866
                                                        ----------------------------------------------------
Total from investment operations                          3.121      5.841      5.202      1.193      1.711
                                                        ----------------------------------------------------
Less dividends and distributions from:
Net investment income                                    (0.172)    (0.963)    (0.632)    (0.673)    (0.591)
Net realized gain on investments                         (2.739)    (0.548)        --         --         --
                                                        ----------------------------------------------------
Total dividends and distributions                        (2.911)    (1.511)    (0.632)    (0.673)    (0.591)
                                                        ----------------------------------------------------
Net asset value, end of period                          $26.430    $26.220    $21.890    $17.320    $16.800
                                                        ====================================================
Total return(2)                                           12.33%     28.16%     31.00%      7.16%     11.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $55,382    $54,630    $38,290    $24,073    $ 9,990
Ratio of expenses to average net assets                    0.86%      0.83%      0.85%      0.86%      0.85%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly      0.89%      0.87%      0.89%      0.93%      0.90%
Ratio of net investment income to average net assets       2.73%      2.83%      4.80%      4.15%      5.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses
   paid indirectly                                         2.70%      2.79%      4.76%      4.08%      4.95%
Portfolio turnover                                           41%        52%        69%        61%        65%
------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   143

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                           Year       Year       Year         Year        Year
                                                           Ended      Ended      Ended       Ended        Ended
                                                         10/31/05   10/31/04   10/31/03   10/31/02(1)   10/31/01
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.310    $10.270    $10.040      $10.210     $ 9.570
Income (loss) from investment operations:
Net investment income                                      0.382      0.364      0.380        0.484       0.606
Net realized and unrealized gain (loss) on investments    (0.283)     0.134      0.296       (0.138)      0.640
                                                         -------------------------------------------------------
Total from investment operations                           0.099      0.498      0.676        0.346       1.246
                                                         -------------------------------------------------------
Less dividends and distributions from:
Net investment income                                     (0.449)    (0.458)    (0.446)      (0.516)     (0.606)
                                                         -------------------------------------------------------
Total dividends and distributions                         (0.449)    (0.458)    (0.446)      (0.516)     (0.606)
                                                         -------------------------------------------------------
Net asset value, end of period                           $ 9.960    $10.310    $10.270      $10.040     $10.210
                                                         =======================================================
Total return(2)                                             0.97%      4.95%      6.83%        3.54%      13.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $15,786    $18,930    $ 2,294      $ 6,194     $ 6,432
Ratio of expenses to average net assets                     0.44%      0.43%      0.43%        0.53%       0.50%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly          0.68%      0.65%      0.98%        0.68%       0.55%
Ratio of net investment income to average net assets        3.76%      3.54%      3.71%        4.84%       6.06%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                          3.52%      3.32%      3.16%        4.69%       6.01%
Portfolio turnover                                           212%       322%       436%         381%        243%
----------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


144   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Focus Fixed Income Portfolio

                                                           Year       6/30/04 (1)
                                                           Ended          to
                                                         10/31/05       10/31/04
---------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 8.850        $8.500
Income (loss) from investment operations:
Net investment income(2)                                   0.332         0.082
Net realized and unrealized gain (loss) on investments    (0.216)        0.268
                                                         ----------------------
Total from investment operations                           0.116         0.350
                                                         ----------------------
Less dividends and distributions from:
Net investment income                                     (0.085)           --
Net realized gain on investments                          (0.061)           --
                                                         ----------------------
Total dividends and distributions                         (0.146)           --
                                                         ----------------------
Net asset value, end of period                           $ 8.820        $8.850
                                                         ======================
Total return(3)                                             1.33%         4.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $17,923        $5,616
Ratio of expenses to average net assets                     0.44%(4)      0.43%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly          0.85%         1.68%
Ratio of net investment income to average net assets        3.75%         2.81%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                               3.34%         1.56%
Portfolio turnover                                           455%          914%
---------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.45%.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   145

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                               Year       Year       Year        Year         Year
                                                               Ended      Ended      Ended       Ended        Ended
                                                             10/31/05   10/31/04   10/31/03   10/31/02(1)   10/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 7.780    $ 7.260    $ 5.840     $ 6.680      $ 8.120
Income (loss) from investment operations:
Net investment income(2)                                       0.539      0.629      0.712       0.652        0.749
Net realized and unrealized gain (loss) on investments        (0.139)     0.549      1.348      (0.772)      (1.097)
                                                             ----------------------------------------------------------
Total from investment operations                               0.400      1.178      2.060      (0.120)      (0.348)
                                                             ----------------------------------------------------------
Less dividends and distributions from:
Net investment income                                         (0.750)    (0.658)    (0.640)     (0.720)      (1.092)
                                                             ----------------------------------------------------------
Total dividends and distributions                             (0.750)    (0.658)    (0.640)     (0.720)      (1.092)
                                                             ----------------------------------------------------------
Net asset value, end of period                               $ 7.430    $ 7.780    $ 7.260     $ 5.840      $ 6.680
                                                             ==========================================================
Total return(3)                                                 5.24%     17.02%     36.87%      (2.23%)      (4.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $ 5,265    $ 2,703    $ 5,129     $ 3,747      $ 3,278
Ratio of expenses to average net assets                         0.62%      0.59%      0.59%       0.59%        0.59%(4)
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.34%      1.01%      0.96%       0.88%        0.79%
Ratio of net investment income to average net assets            7.03%      8.46%     10.64%      10.15%       10.37%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           6.31%      8.04%     10.27%       9.86%       10.17%
Portfolio turnover                                               267%       391%       597%        553%         830%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain
     (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes


146   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Plus Fixed Income Portfolio

                                                                        Year          Year       Year     6/28/02 (1)
                                                                        Ended         Ended      Ended         to
                                                                      10/31/05      10/31/04   10/31/03     10/31/02
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  9.260      $ 9.380    $ 8.800      $8.500
Income from investment operations:
Net investment income(2)                                                 0.360        0.329      0.351       0.109
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (0.169)       0.312      0.427       0.191
                                                                      -----------------------------------------------
Total from investment operations                                         0.191        0.641      0.778       0.300
                                                                      -----------------------------------------------
Less dividends and distributions from:
Net investment income                                                   (0.136)      (0.424)    (0.140)         --
Net realized gain on investments                                        (0.055)      (0.337)    (0.058)         --
                                                                      -----------------------------------------------
Total dividends and distributions                                       (0.191)      (0.761)    (0.198)         --
                                                                      -----------------------------------------------
Net asset value, end of period                                        $  9.260      $ 9.260    $ 9.380      $8.800
                                                                      ===============================================
Total return(3)                                                           2.09%        7.30%      9.01%       3.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $167,892      $35,796    $ 7,372      $7,706
Ratio of expenses to average net assets                                   0.48%(4)     0.50%      0.50%       0.57%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                           0.63%        0.78%      0.89%       2.20%
Ratio of net investment income to average net assets                      3.87%        3.65%      3.86%       3.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                     3.72%        3.37%      3.47%       1.99%
Portfolio turnover                                                         620%         709%       569%        847%
---------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.49%.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   147

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                                            Year         Year        Year       Year        Year
                                                            Ended        Ended       Ended      Ended       Ended
                                                          10/31/05     10/31/04    10/31/03   10/31/02    10/31/01
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $   17.650   $   14.750   $ 11.800   $ 12.580    $ 17.640
Income (loss) from investment operations:
Net investment income(1)                                      0.554        0.402      0.370      0.261       0.335
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                     2.500        2.834      2.896     (0.743)     (1.498)
                                                         ----------------------------------------------------------
Total from investment operations                              3.054        3.236      3.266     (0.482)     (1.163)
                                                         ----------------------------------------------------------
Less dividends and distributions from:
Net investment income                                        (0.244)      (0.336)    (0.255)    (0.298)     (0.539)
Net realized gain on investments                                 --           --     (0.061)        --      (3.302)
In excess of net realized gain on investments                    --           --         --         --      (0.056)
                                                         ----------------------------------------------------------
Total dividends and distributions                            (0.244)      (0.336)    (0.316)    (0.298)     (3.897)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $   20.460   $   17.650   $ 14.750   $ 11.800    $ 12.580
                                                         ==========================================================
Total return(2)                                               17.45%       22.26%     28.50%     (4.02%)     (9.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $1,853,300   $1,266,246   $650,163   $411,404    $409,295
Ratio of expenses to average net assets                        0.88%        0.88%      0.90%      0.91%       0.95%
Ratio of net investment income to average net assets           2.84%        2.46%      2.93%      2.01%       2.32%
Portfolio turnover                                               10%           9%         6%        10%         13%
-------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


148   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                         Year       Year       Year       Year       Year
                                                         Ended      Ended      Ended      Ended      Ended
                                                       10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 15.360   $ 13.030   $ 10.370   $10.980    $13.920
Income (loss) from investment operations:
Net investment income(1)                                  0.470      0.385      0.321     0.233      0.284
Net realized and unrealized gain (loss) on
   investments and foreign currencies                     2.152      2.326      2.594    (0.463)    (1.311)
                                                       -----------------------------------------------------
Total from investment operations                          2.622      2.711      2.915    (0.230)    (1.027)
                                                       -----------------------------------------------------
Less dividends and distributions from:
Net investment income                                    (0.153)    (0.228)    (0.233)   (0.230)    (0.322)
Net realized gain on investments                         (0.199)    (0.153)    (0.022)   (0.150)    (1.591)
                                                       -----------------------------------------------------
Total dividends and distributions                        (0.352)    (0.381)    (0.255)   (0.380)    (1.913)
                                                       -----------------------------------------------------
Net asset value, end of period                         $ 17.630   $ 15.360   $ 13.030   $10.370    $10.980
                                                       =====================================================
Total return(2)                                           17.30%     21.20%     28.71%    (2.31%)    (8.97%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                $650,549   $452,413   $192,433   $88,848    $75,965
Ratio of expenses to average net assets                    0.89%      0.88%      0.91%     0.87%      0.95%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                         0.89%      0.88%      0.91%     0.87%      0.98%
Ratio of net investment income to average net assets       2.78%      2.69%      2.83%     2.05%      2.27%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                         2.78%      2.69%      2.83%     2.05%      2.24%
Portfolio turnover                                            7%         6%        10%       12%        15%
------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   149

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                         10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 13.740   $ 10.670   $  6.790   $  6.460   $  7.010
Income (loss) from investment operations:
Net investment income(1)                                    0.486      0.361      0.197      0.237      0.237
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                   4.040      2.908      3.860      0.271     (0.679)
                                                         ------------------------------------------------------
Total from investment operations                            4.526      3.269      4.057      0.508     (0.442)
                                                         ------------------------------------------------------
Less dividends and distributions from:
Net investment income                                      (0.242)    (0.260)    (0.225)    (0.183)    (0.114)
Net realized gain on investments                           (0.948)        --         --         --         --
                                                         ------------------------------------------------------
Total dividends and distributions                          (1.190)    (0.260)    (0.225)    (0.183)    (0.114)
                                                         ------------------------------------------------------
Reimbursement fees:
Purchase reimbursement fees(1,2)                            0.012      0.058      0.034      0.001      0.004
Redemption reimbursement fees(1,2)                          0.062      0.003      0.014      0.004      0.002
                                                         ------------------------------------------------------
                                                            0.074      0.061      0.048      0.005      0.006
                                                         ------------------------------------------------------
Net asset value, end of period                           $ 17.150   $ 13.740   $ 10.670   $  6.790   $  6.460
                                                         ======================================================
Total return(3)                                             35.36%     31.74%     62.19%      7.98%     (6.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $698,291   $623,649   $256,168   $114,573   $113,488
Ratio of expenses to average net assets                      1.28%      1.22%      1.23%      1.23%      1.23%
Ratio of net investment income to average net assets         3.11%      2.94%      2.42%      3.24%      3.35%
Portfolio turnover                                             48%        36%        69%        36%        35%
---------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) The Portfolio charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee which are retained by the Portfolio.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


150   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                             Year       Year       Year         Year        Year
                                                             Ended      Ended      Ended       Ended       Ended
                                                           10/31/05   10/31/04   10/31/03   10/31/02(1)   10/31/01
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 12.380   $ 13.620   $ 11.760     $ 10.210    $  8.950
Income (loss) from investment operations:
Net investment income(2)                                      0.297      0.342      0.432        0.461       0.483
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                    (0.458)     1.258      1.921        1.089       0.777
                                                           --------------------------------------------------------
Total from investment operations                             (0.161)     1.600      2.353        1.550       1.260
                                                           --------------------------------------------------------
Less dividends and distributions from:
Net investment income                                        (0.649)    (2.840)    (0.493)          --          --
                                                           --------------------------------------------------------
Total dividends and distributions                            (0.649)    (2.840)    (0.493)          --          --
                                                           --------------------------------------------------------
Net asset value, end of period                             $ 11.570   $ 12.380   $ 13.620     $ 11.760    $ 10.210
                                                           ========================================================
Total return(3)                                               (1.64%)    13.40%     20.68%       15.18%      14.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $289,976   $268,352   $208,354     $279,938    $284,830
Ratio of expenses to average net assets                        0.60%      0.60%      0.60%        0.60%       0.60%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                     0.64%      0.64%      0.65%        0.66%       0.70%
Ratio of net investment income to average net assets           2.43%      2.88%      3.38%        4.33%       4.98%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                             2.39%      2.84%      3.33%        4.27%       4.88%
Portfolio turnover                                               50%        55%        95%          58%         32%
-------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

     Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                2005 Annual Report o Delaware Pooled Trust   151

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                           Year       Year       Year       Year          Year
                                                           Ended      Ended      Ended      Ended         Ended
                                                         10/31/05   10/31/04   10/31/03   10/31/02(1)   10/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.290    $12.250    $10.500     $ 9.150      $ 8.110
Income (loss) from investment operations:
Net investment income(2)                                    0.245      0.311      0.360       0.323        0.427
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                  (0.512)     1.259      1.881       1.027        0.613
                                                         --------------------------------------------------------
Total from investment operations                           (0.267)     1.570      2.241       1.350        1.040
                                                         --------------------------------------------------------
Less dividends and distributions from:
Net investment income                                      (0.823)    (1.530)    (0.491)         --           --
                                                         --------------------------------------------------------
Total dividends and distributions                          (0.823)    (1.530)    (0.491)         --           --
                                                         --------------------------------------------------------
Net asset value, end of period                            $11.200    $12.290    $12.250     $10.500      $ 9.150
                                                         ========================================================
Total return(3)                                             (2.69%)    13.82%     22.14%      14.75%       12.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $62,411    $61,386    $48,284     $41,934      $36,989
Ratio of expenses to average net assets                      0.60%      0.60%      0.60%       0.60%        0.60%
Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly                                           0.67%      0.67%      0.68%       0.67%        0.69%
Ratio of net investment income to average net assets         2.05%      2.68%      3.13%       3.39%        4.87%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                           1.98%      2.61%      3.05%       3.32%        4.78%
Portfolio turnover                                             42%        57%       112%         46%          60%
-----------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


152   Delaware Pooled Trust o 2005 Annual Report

Delaware Pooled Trust
Notes to Financial Statements

October 31, 2005

Delaware Pooled Trust (the "Trust") is organized as a Delaware statutory trust and offers 17 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each, a "Portfolio" or collectively the "Portfolios"). The Large-Cap Growth Equity Portfolio commenced operations on November 1, 2005. The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios, which are non-diversified. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth; current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Small-Cap Growth II Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.


                                2005 Annual Report o Delaware Pooled Trust   153

1.   Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation--Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--Each Portfolio intends to qualify or continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees--The Emerging Markets Portfolio may charge a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the Statement of Changes.


154   Delaware Pooled Trust o 2005 Annual Report

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond Portfolio declares and pays dividends from net investment income monthly. The Large-Cap Value Equity Portfolio declares and pays dividends from net investment income quarterly. Each other Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through April 30, 2006.

The management fee rates and the operating expense limitation rates in effect for the periods ended October 31, 2005 are as follows:

                                                      Management fee as a                 Operating expense
                                                  percentage of average daily       limitation as a percentage of
                                                    net assets (per annum)      average daily net assets (per annum)
--------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                          0.55%                         0.68%
The All-Cap Growth Equity Portfolio                           0.75%                         0.89%
The Mid-Cap Growth Equity Portfolio                           0.75%                         0.93%
The Small-Cap Growth Equity Portfolio                         0.75%                         0.89%
The Small-Cap Growth II Equity Portfolio                      0.75%                         0.92%
The Smid-Cap Growth Equity Portfolio                          0.75%                         0.92%
The Real Estate Investment Trust Portfolio II                 0.75%                         0.86%
The Intermediate Fixed Income Portfolio                       0.40%                         0.43%
The Core Focus Fixed Income Portfolio                         0.40%                         0.43%
The High-Yield Bond Portfolio                                 0.45%                         0.59%
The Core Plus Fixed Income Portfolio                          0.43%                         0.45%*
The International Equity Portfolio                            0.75%                           --
The Labor Select International Equity Portfolio               0.75%                         0.96%
The Emerging Markets Portfolio                                1.00%                         1.55%
The Global Fixed Income Portfolio                             0.50%                         0.60%
The International Fixed Income Portfolio                      0.50%                         0.60%
====================================================================================================================

* Effective July 1, 2005, the operating expense limit rate was changed from 0.50% to 0.45% of average daily net assets for The Core Plus Fixed Income Portfolio.


                                2005 Annual Report o Delaware Pooled Trust   155

Mondrian Investment Partners Limited ("Mondrian") furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolio's average daily net assets.

                                                Sub-advisory fee as a percentage
                                                   of average daily net assets
                                                           (per annum)
--------------------------------------------------------------------------------
The International Equity Portfolio                            0.36%
The Labor Select International Equity
   Portfolio                                                  0.30%
The Emerging Markets Portfolio                                0.75%
The Global Fixed Income Portfolio                             0.30%
The International Fixed Income Portfolio                      0.30%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Portfolio pays DSC a monthly fee computed at the annual rate of 0.04% of the Portfolios' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Portfolios paid DSC a monthly fee based on average net assets, subject to certain minimums, for accounting and administration services. The Portfolios pay DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.

At October 31, 2005, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

                                                                     Dividend
                                                                    disbursing,
                                                                  transfer agent
                                                                    accounting                             Receivable
                                                   Investment   and administration                          from DMC
                                                   management        fees and         Other expenses          under
                                                  fee payable     other expenses      payable to DMC   expense limitation
                                                     to DMC       payable to DSC     and affiliates*        agreement
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio               $       --         $   589            $   755             $17,658
The All-Cap Growth Equity Portfolio                     1,329             679              1,696                  --
The Mid-Cap Growth Equity Portfolio                     5,634           1,001              1,883                  --
The Small-Cap Growth Equity Portfolio                  54,326           3,953              2,988                  --
The Small-Cap Growth II Equity Portfolio                   --             106                145               8,064
The Smid-Cap Growth Equity Portfolio                       --             142                 40                 312
The Real Estate Investment Trust Portfolio II          32,174           2,767              2,234                  --
The Intermediate Fixed Income Portfolio                    --             864              2,710               1,896
The Core Focus Fixed Income Portfolio                      --             923              5,888               5,908
The High-Yield Bond Portfolio                              --             284              1,976               4,389
The Core Plus Fixed Income Portfolio                   24,015           7,659              6,837                  --
The International Equity Portfolio                  1,205,969          84,256             38,897                  --
The Labor Select International Equity Portfolio       414,269          29,024             14,126                  --
The Emerging Markets Portfolio                        600,850          31,898             15,922                  --
The Global Fixed Income Portfolio                      99,359          13,293              7,503                  --
The International Fixed Income Portfolio               18,828           2,968              2,914                  --
=========================================================================================================================

*DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.


156   Delaware Pooled Trust o 2005 Annual Report

As provided in the investment management agreement, the Portfolios bear the cost of certain legal services expenses, including internal legal services provided to the Portfolios by DMC employees. For the year ended October 31, 2005, the Portfolios were charged for internal legal services provided by DMC as follows:

                                                         Internal legal expenses
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                             $   732
The All-Cap Growth Equity Portfolio                                  426
The Mid-Cap Growth Equity Portfolio                                1,199
The Small-Cap Growth Equity Portfolio                              5,474
The Small-Cap Growth II Equity Portfolio                             135
The Smid-Cap Growth Equity Portfolio*                                119
The Real Estate Investment Trust Portfolio II                      3,174
The Intermediate Fixed Income Portfolio                              877
The Core Focus Fixed Income Portfolio                                524
The High-Yield Bond Portfolio                                        176
The Core Plus Fixed Income Portfolio                               7,344
The International Equity Portfolio                                83,689
The Labor Select International Equity Portfolio                   29,025
The Emerging Markets Portfolio                                    51,321
The Global Fixed Income Portfolio                                 15,172
The International Fixed Income Portfolio                           4,287
================================================================================

*Commenced operations on December 1, 2004.

Certain officers of DMC and DSC are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios.

3.   Investments

For the year ended October 31, 2005, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

                                                     Purchases                             Sales
                                                     other than       Purchases of       other than         Sales of
                                                  U.S. government   U.S. government   U.S. government   U.S. government
                                                     securities        securities        securities        securities
-----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                $  5,888,128      $         --      $ 12,596,214      $         --
The All-Cap Growth Equity Portfolio                   23,902,868                --        16,954,453                --
The Mid-Cap Growth Equity Portfolio                   14,649,214                --        16,048,226                --
The Small-Cap Growth Equity Portfolio                 56,303,763                --        87,045,172                --
The Small-Cap Growth II Equity Portfolio               1,735,222                --         1,769,768                --
The Smid-Cap Growth Equity Portfolio*                  3,385,821                --         1,452,593                --
The Real Estate Investment Trust Portfolio II         25,858,451                --        23,493,544                --
The Intermediate Fixed Income Portfolio               17,458,340        18,384,306        19,533,919        18,769,573
The Core Focus Fixed Income Portfolio                 35,825,065        27,233,003        18,749,734        14,899,497
The High-Yield Bond Portfolio                         10,438,578                --         7,930,256                --
The Core Plus Fixed Income Portfolio                 526,202,641       216,492,320       415,135,540       193,499,004
The International Equity Portfolio                   555,038,274                --       158,458,912                --
The Labor Select International Equity Portfolio      179,453,746                --        35,445,053                --
The Emerging Markets Portfolio                       368,370,518                --       497,071,443                --
The Global Fixed Income Portfolio                    166,155,945        13,757,762       143,245,996             6,141
The International Fixed Income Portfolio              30,574,851                --        26,188,760                --
=======================================================================================================================

*Commenced operations on December 1, 2004.


                                2005 Annual Report o Delaware Pooled Trust   157

At October 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                                                       Net
                                                       Cost          Aggregate      Aggregate      unrealized
                                                        of          unrealized     unrealized     appreciation
                                                    investments    appreciation   depreciation   (depreciation)
---------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $    9,204,012   $    807,800   $   (391,756)   $    416,044
The All-Cap Growth Equity Portfolio                   14,161,648        828,722       (402,915)        425,807
The Mid-Cap Growth Equity Portfolio                   16,007,801      3,357,482       (338,794)      3,018,688
The Small-Cap Growth Equity Portfolio                 58,214,125     23,448,203     (3,396,710)     20,051,493
The Small-Cap Growth II Equity Portfolio               1,960,340        380,150       (140,124)        240,026
The Smid-Cap Growth Equity Portfolio                   1,892,248        186,105        (94,343)         91,762
The Real Estate Investment Trust Portfolio II         50,501,731     11,405,684     (1,323,007)     10,082,677
The Intermediate Fixed Income Portfolio               16,224,556          8,401       (332,485)       (324,084)
The Core Focus Fixed Income Portfolio                 20,677,455          6,366       (288,986)       (282,620)
The High-Yield Bond Portfolio                          5,274,916         46,953       (176,344)       (129,391)
The Core Plus Fixed Income Portfolio                 198,616,191        240,804     (3,418,740)     (3,177,936)
The International Equity Portfolio                 1,745,283,650    357,722,653    (11,510,516)    346,212,137
The Labor Select International Equity Portfolio      609,357,320    127,062,754     (2,161,872)    124,900,882
The Emerging Markets Portfolio                       567,420,109    146,374,220    (20,483,909)    125,890,311
The Global Fixed Income Portfolio                    335,655,712     10,306,150    (12,834,119)     (2,527,969)
The International Fixed Income Portfolio              62,971,213      1,494,790     (3,019,082)     (1,524,292)
===============================================================================================================

4.   Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                    Ordinary      Long-Term
Year ended October 31, 2005:                         Income     Capital Gain      Total
------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $   160,386    $        --   $   160,386
The Mid-Cap Growth Equity Portfolio                   160,099        463,021       623,120
The Real Estate Investment Trust Portfolio II       1,213,934      4,784,304     5,998,238
The Intermediate Fixed Income Portfolio               758,563             --       758,563
The Core Focus Fixed Income Portfolio                  93,017             --        93,017
The High-Yield Bond Portfolio                         301,223             --       301,223
The Core Plus Fixed Income Portfolio                1,123,895         43,721     1,167,616
The International Equity Portfolio                 18,064,069         21,257    18,085,326
The Labor Select International Equity Portfolio     5,773,748      4,866,876    10,640,624
The Emerging Markets Portfolio                     20,168,932     35,908,238    56,077,170
The Global Fixed Income Portfolio                  14,007,656             --    14,007,656
The International Fixed Income Portfolio            4,108,097             --     4,108,097

                                                    Ordinary      Long-Term
Year ended October 31, 2004:                         Income     Capital Gain      Total
------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $   590,643    $       --    $   590,643
The Real Estate Investment Trust Portfolio II       1,693,822       963,878      2,657,700
The Intermediate Fixed Income Portfolio               725,170            --        725,170
The High-Yield Bond Portfolio                         359,768            --        359,768
The Core Plus Fixed Income Portfolio                  567,181        22,470        589,651
The International Equity Portfolio                 15,718,887            --     15,718,887
The Labor Select International Equity Portfolio     4,284,186     1,618,552      5,902,738
The Emerging Markets Portfolio                      6,674,678            --      6,674,678
The Global Fixed Income Portfolio                  43,809,158            --     43,809,158
The International Fixed Income Portfolio            6,074,914            --      6,074,914
==========================================================================================


158   Delaware Pooled Trust o 2005 Annual Report

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                             The            The              The             The
                                           Large-Cap       All-Cap          Mid-Cap       Small-Cap
                                         Value Equity   Growth Equity   Growth Equity   Growth Equity
                                           Portfolio      Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest            $10,937,579     $19,945,134     $14,976,963     $64,312,486
Undistributed ordinary income                 96,968              --         253,969              --
Undistributed long-term capital gain              --              --         923,952              --
Capital loss carryfowards                 (1,811,065)     (5,848,740)             --      (6,468,365)
Unrealized appreciation of investments       416,044         425,807       3,018,688      20,051,493
                                         ------------------------------------------------------------
Net assets                               $ 9,639,526     $14,522,201     $19,173,572     $77,895,614
=====================================================================================================

                                             The          The           The
                                          Small Cap    Smid-Cap     Real Estate        The
                                          Growth II     Growth       Investment    Intermediate
                                           Equity       Equity         Trust       Fixed Income
                                          Portfolio    Portfolio   Portfolio II*     Portfolio
-----------------------------------------------------------------------------------------------
Shares of beneficial interest            $1,985,880   $1,989,246    $39,509,684    $16,388,519
Undistributed ordinary income                    --           --      1,482,861             --
Undistributed long-term capital gain             --           --      4,307,159             --
Capital loss carryfowards                        --      (40,980)            --       (272,760)
Unrealized appreciation (depreciation)
   of investments                           240,026       91,762     10,082,677       (329,845)
                                         ------------------------------------------------------
Net assets                               $2,225,906   $2,040,028    $55,382,381    $15,785,914
===============================================================================================

* The undistributed earnings for The Real Estate Investment Trust Portfolio II are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

                                              The           The            The              The
                                          Core Focus     High-Yield     Core Plus      International
                                         Fixed Income       Bond       Fixed Income        Equity
                                           Portfolio     Portfolio      Portfolio        Portfolio
----------------------------------------------------------------------------------------------------
Shares of beneficial interest            $17,905,780    $ 9,522,572   $167,652,871    $1,415,485,774
Undistributed ordinary income                328,955             --      3,844,750        44,832,112
Undistributed long-term capital gain              --             --             --        46,922,982
Capital loss carryfowards                    (26,625)    (4,128,523)      (394,175)               --
Unrealized appreciation (depreciation)
   of investments and foreign
   currencies                               (284,802)      (129,391)    (3,211,365)      346,059,317
                                         -----------------------------------------------------------
Net assets                               $17,923,308    $ 5,264,658   $167,892,081    $1,853,300,185
====================================================================================================

                                              The
                                          Labor Select        The                           The
                                         International     Emerging      The Global    International
                                             Equity         Markets     Fixed Income    Fixed Income
                                           Portfolio       Portfolio      Portfolio      Portfolio
----------------------------------------------------------------------------------------------------
Shares of beneficial interest             $505,592,353   $368,763,066   $272,819,093   $61,026,743
Undistributed ordinary income               16,309,860     54,145,343     17,516,575     4,115,375
Undistributed long-term capital gain         3,785,097    149,452,904      2,305,064            --
Capital loss carryforwards                          --             --             --    (1,182,281)
Unrealized appreciation (depreciation)
    of investments and foreign
    currencies                             124,861,227    125,929,695     (2,664,938)   (1,548,437)
                                         -----------------------------------------------------------
Net assets                                $650,548,537   $698,291,008   $289,975,794   $62,411,400
====================================================================================================


                                2005 Annual Report o Delaware Pooled Trust   159

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, estimates of tax character of distributions from Real Estate Investment Trusts, tax deferral of losses on hedging transactions, mark-to-market on futures contracts, mark-to-market on forward foreign currency contracts, realization of unrealized gain on investments in passive foreign investment companies, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2005, the Portfolios recorded the following reclassifications.

                                                                        Net
                                                   Undistributed    Accumulated
                                                  Net investment      Realized      Paid-in
                                                   Income (loss)    Gain (loss)     Capital
---------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio               $       (43)    $         43    $      --
The All-Cap Growth Equity Portfolio                     11,628              667      (12,295)
The Mid-Cap Growth Equity Portfolio                     76,084          (76,084)          --
The Small-Cap Growth Equity Portfolio                  332,369               (9)    (332,360)
The Small-Cap Growth II Equity Portfolio*               12,690           (7,189)      (5,501)
The Smid-Cap Growth Equity Portfolio                    10,763               --      (10,763)
The Intermediate Fixed Income Portfolio                111,896         (111,896)          --
The Core Focus Fixed Income Portfolio                   12,091          (12,091)          --
The High Yield Bond Portfolio                           20,170          (20,106)         (64)
The Core Plus Fixed Income Portfolio                   106,180         (106,180)          --
The International Equity Portfolio                   2,212,577       (2,212,577)          --
The Labor Select International Equity Portfolio      1,224,228       (1,224,228)          --
The Emerging Markets Portfolio                      (3,759,203)       3,759,203           --
The Global Fixed Income Portfolio                   12,553,086      (12,553,086)          --
The International Fixed Income Portfolio             3,165,118       (3,165,118)          --
=============================================================================================

*    Commenced operations on December 1, 2004

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2005, the Portfolios utilized capital loss carryforwards as follows:

                                            Capital Loss
                                           Carryforwards
                                              Utilized
--------------------------------------------------------
The Large-Cap Value Equity Portfolio         $1,184,353
The All-Cap Growth Equity Portfolio           1,013,233
The Small-Cap Growth Equity Portfolio         7,936,082
The Small-Cap Growth II Equity Portfolio         46,490
The High Yield Bond Portfolio                    58,939
The Global Fixed Income Portfolio             1,465,707
The International Fixed Income Portfolio        985,162
========================================================

Capital loss carryforwards remaining at October 31, 2005 will expire as follows:

                                        Year of     Year of     Year of     Year of     Year of     Year of     Year of
                                      Expiration  Expiration  Expiration  Expiration  Expiration  Expiration  Expiration
                                         2007        2008        2009        2010        2011        2012        2013       Total
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio  $       --  $       --  $       --  $       --  $1,811,065      $--      $     --   $1,811,065
The All-Cap Growth Equity Portfolio           --          --   3,243,860   2,008,163     596,717       --            --    5,848,740
The Small-Cap Growth Equity
   Portfolio                                  --          --   1,241,499   3,721,802   1,505,064       --            --    6,468,365
The Smid-Cap Growth Equity Portfolio          --          --          --          --          --       --        40,980       40,980
The Intermediate Fixed Income
   Portfolio                                  --     133,807          --      26,277          --       --       112,676      272,760
The Core Focus Fixed Income
   Portfolio                                  --          --                      --          --       --        26,625       26,625
The High Yield Bond Portfolio          1,297,211   1,887,452     612,814     331,046          --       --            --    4,128,523
The Core Plus Fixed Income Portfolio          --          --                      --          --       --       394,175      394,175
The International Fixed Income
   Portfolio                                  --     287,046     895,235          --          --       --            --    1,182,281
====================================================================================================================================


160   Delaware Pooled Trust o 2005 Annual Report

5.   Capital Shares

Transactions in capital shares were as follows:

                                                                   Shares issued
                                                                 upon reinvestment                     Net
                                                      Shares       of dividends        Shares       increase
Year ended October 31, 2005:                           sold      and distributions   repurchased   (decrease)
--------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     4,328           8,834          (411,853)    (398,691)
The All-Cap Growth Equity Portfolio                  1,239,098              --                --    1,239,098
The Mid-Cap Growth Equity Portfolio                      4,658         171,658          (324,189)    (147,873)
The Small-Cap Growth Equity Portfolio                  640,670              --        (3,158,171)  (2,517,501)
The Small-Cap Growth II Equity Portfolio                    --              --                --           --
The Smid-Cap Growth Equity Portfolio*                  235,295              --                --      235,295
The Real Estate Investment Trust Portfolio II          283,298         206,643          (478,669)      11,272
The Intermediate Fixed Income Portfolio                  3,181          72,531          (326,620)    (250,908)
The Core Focus Fixed Income Portfolio                1,431,340          10,679           (44,819)   1,397,200
The High-Yield Bond Portfolio                          763,555          39,365          (441,462)     361,458
The Core Plus Fixed Income Portfolio                15,477,769         127,888        (1,330,861)  14,274,796
The International Equity Portfolio                  28,662,591         674,655       (10,486,729)  18,850,517
The Labor Select International Equity Portfolio     10,021,302         664,209        (3,253,248)   7,432,263
The Emerging Markets Portfolio                       5,328,257       3,974,091       (13,980,445)  (4,678,097)
The Global Fixed Income Portfolio                    4,081,243         873,280        (1,565,321)   3,389,202
The International Fixed Income Portfolio               462,414         332,639          (218,334)     576,719
==============================================================================================================

*    Commenced operations December 1, 2004.

                                                                   Shares issued
                                                                 upon reinvestment                     Net
                                                      Shares       of dividends          Shares     increase
Year ended October 31, 2004:                           sold       and distributions   repurchased   (decrease)
--------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     4,204          37,154        (1,671,666)  (1,630,308)
The All-Cap Growth Equity Portfolio                         --              --                --           --
The Mid-Cap Growth Equity Portfolio                    879,455              --           (50,127)     829,328
The Small-Cap Growth Equity Portfolio                2,097,910              --        (1,576,156)     521,754
The Small-Cap Growth II Equity Portfolio*              235,295              --                --      235,295
The Real Estate Investment Trust Portfolio II          589,735          88,290          (343,494)     334,531
The Intermediate Fixed Income Portfolio              1,693,998          66,341          (148,028)   1,612,311
The Core Focus Fixed Income Portfolio**                634,615              --                --      634,615
The High-Yield Bond Portfolio                               --          48,400          (407,080)    (358,680)
The Core Plus Fixed Income Portfolio                3,414,942          67,312          (403,007)   3,079,247
The International Equity Portfolio Original Class   34,432,069         865,534        (7,642,223)  27,655,380
The International Equity Portfolio Class P***               --              17              (843)        (826)
The Labor Select International Equity Portfolio     14,684,473         434,561          (428,964)  14,690,070
The Emerging Markets Portfolio                      24,395,861         592,252        (3,598,597)  21,389,516
The Global Fixed Income Portfolio                    6,325,448       2,595,102        (2,543,628)   6,376,922
The International Fixed Income Portfolio             1,185,733         522,411          (654,053)   1,054,091
==============================================================================================================

*    Commenced operations December 1, 2003.

**   Commenced operations June 30, 2004.

*** The establishment and designation of Class P shares of the International Equity Portfolio was rescinded and no longer exists as of May 21, 2004.


                                2005 Annual Report o Delaware Pooled Trust   161

6.   Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participate in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 25, 2005, the revolving line of credit facility increased to $225,000,000. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2005, or at any time during the year.

7.   Foreign Exchange Contracts

The All-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8.   Futures Contracts

The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income and The Emerging Markets Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker. Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9.   Swap Agreements

During the year ended October 31, 2005, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into total return swap agreements in accordance with their investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.


162   Delaware Pooled Trust o 2005 Annual Report

10.  Securities Lending

The Portfolios, along with other funds in the Delaware Investments(R) Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Portfolios record security lending income net of such allocation.

At October 31, 2005, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption "Security Lending Collateral".

                                                   Market value
                                                  of securities
                                                    on loan
---------------------------------------------------------------
The International Equity Portfolio                $242,980,860
The Labor Select International Equity Portfolio     81,997,322
The Global Fixed Income Portfolio                   43,751,176
===============================================================

11.  Credit and Market Risks

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.


                                2005 Annual Report o Delaware Pooled Trust   163

The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations
(CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The All-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% of their total assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At October 31, 2005, no securities were determined to be illiquid under the Portfolios' Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios' limitation on investments in illiquid assets.

The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity and The Smid-Cap Growth Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

12. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.


164   Delaware Pooled Trust o 2005 Annual Report

13.  Industry Allocation

As of October 31, 2005, the investment in equity securities of the Portfolios below, classified by type of business, were as follows:

                                                       Percentage of net assets
                                           -----------------------------------------------
                                                The
                                           International   The Labor Select   The Emerging
                                               Equity        International       Markets
Industry                                     Portfolio     Equity Portfolio     Portfolio
------------------------------------------------------------------------------------------
Automobiles & Components                        4.51%            1.16%            1.48%
Banks                                          18.74%           20.83%           14.80%
Capital Goods                                   2.02%            0.09%            0.87%
Commercial Services & Supplies                  1.29%            2.17%              --
Consumer Durables & Apparel                     1.27%            1.78%            6.72%
Consumer Services                               0.41%            0.40%              --
Diversified Financials                          5.40%            5.00%            5.37%
Energy                                         11.78%           11.40%            6.32%
Food, Beverage & Tobacco                        4.50%            5.76%            3.38%
Food, Drug & Staples Retailing                  3.43%            3.98%            1.92%
Healthcare Equipment & Services                   --               --             1.00%
Hotels, Restaurants & Leisure                     --               --             1.62%
Household & Personal Products                     --               --             1.50%
Insurance                                       2.17%            2.67%              --
Materials                                       9.25%            7.69%           13.88%
Media                                           2.07%            1.95%              --
Pharmaceuticals & Biotechnology                 7.21%            7.47%            0.49%
Real Estate                                     1.38%            1.13%              --
Semiconductors & Semiconductor Equipment          --               --             4.64%
Software & Services                               --             0.01%              --
Technology Hardware & Equipment                 3.81%            2.70%            3.31%
Telecommunication Services                      9.49%            9.06%           19.38%
Transportation                                  0.81%            0.92%            7.03%
Utilities                                       8.20%           11.00%            5.19%
                                           -----------------------------------------------
                                               97.74%           97.17%           98.90%
==========================================================================================


                                2005 Annual Report o Delaware Pooled Trust   165

14.  Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2005, each Portfolio designates distributions paid during the year as follows:

                                                       (A)
                                                    Long-Term           (B)
                                                     Capital         Ordinary
                                                      Gains           Income           Total           (C)
                                                  Distributions   Distributions*   Distribution    Qualifying
                                                   (Tax Basis)      (Tax Basis)     (Tax Basis)   Dividends(1)
--------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    --             100%            100%           100%
The Mid-Cap Growth Equity Portfolio                     74%             26%            100%            --
The Real Estate Investment Trust Portfolio II           80%             20%            100%            --
The Intermediate Fixed Income Portfolio                 --             100%            100%            --
The Core Focus Fixed Income Portfolio                   --             100%            100%            --
The High-Yield Bond Portfolio                           --             100%            100%            --
The Core Plus Fixed Income Portfolio                     4%             96%            100%            --
The International Equity Portfolio                      --             100%            100%            --
The Labor Select International Equity Portfolio         46%             54%            100%            --
The Emerging Markets Portfolio                          64%             36%            100%            --
The Global Fixed Income Portfolio                       --             100%            100%            --
The International Fixed Income Portfolio                --             100%            100%            --
==============================================================================================================

(A) and (B) are based on a percentage of each Portfolio's total distributions.

(C) is based on a percentage of each Portfolio's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2005, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

                                                       Maximum amount to be
                                                  taxed at a maximum rate of 15%
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                        $   160,386
The Real Estate Investment Trust Portfolio II                   354,413
The Intermediate Fixed Income Portfolio                         758,563
The Core Focus Fixed Income Portfolio                            54,154
The High-Yield Bond Portfolio                                   301,223
The Core Plus Fixed Income Portfolio                            831,392
The International Equity Portfolio                           18,085,326
The Labor Select International Equity Portfolio               4,625,044
The Emerging Markets Portfolio                               11,403,929
The Global Fixed Income Portfolio                            14,007,656
The International Fixed Income Portfolio                      4,108,097
================================================================================

The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio intend to pass through foreign tax credits in the maximum amounts of $3,479,041, $1,228,303, and $2,740,032, respectively. The gross foreign source income earned during fiscal year 2005 by The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio was $28,691,875, $9,489,815, and $28,514,449, respectively. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.


166   Delaware Pooled Trust o 2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (sixteen of the series constituting Delaware Pooled Trust) (the "Portfolios") as of October 31, 2005, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2005, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
December 14, 2005


                                2005 Annual Report o Delaware Pooled Trust   167

Delaware Pooled Trust
Other Portfolio Information

Board Consideration of Delaware Pooled Trust Investment Advisory Agreement

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for each series of Delaware Pooled Trust (each a "Portfolio" and together the "Portfolios"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Portfolio performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Portfolio's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Portfolios; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Portfolio's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Portfolios, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Portfolios and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolio, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Portfolios' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services.


168   Delaware Pooled Trust o 2005 Annual Report

Additionally, the Board noted the extent of benefits provided to Portfolio shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between Portfolios or the institutional class shares of other funds in the Delaware Investments(R) Family of Funds and the ability to reinvest Portfolio dividends into other funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Portfolios. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one, three, five and 10 year periods, as applicable, ended February 28, 2005. The Board noted its objective that each Portfolio's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board's view of such performance.

The All-Cap Growth Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three-year period was in the third quartile. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

The Core Focus Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the second quartile of such Performance Universe. The Board was satisfied with such performance.

The Core Plus Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional general bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

The High-Yield Bond Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

The Intermediate Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three and five year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed but on an overall basis tended toward median, which was acceptable.

The Large-Cap Value Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the


                                2005 Annual Report o Delaware Pooled Trust   169

Portfolio's total return for the three and 10 year periods was in the second quartile and the Portfolio's total return for the five year period was in the first quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

The Mid-Cap Growth Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three, five and 10 year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

The Real Estate Investment Trust Portfolio II - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one and three year periods was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the five year period was in the second quartile. The Board noted that the Portfolio's performance results were mixed. The Board also noted discussions with management concerning the portfolio manager's investment style. Management explained that the Portfolio's portfolio manager seeks to avoid securities with extreme valuations in the market, an approach that has hurt recent performance. However, in management's view, over a full market cycle, this approach would be better for shareholders, affording shareholders with solid returns and better risk adjusted returns relative to the Portfolio's peers. The Board expressed its confidence in the portfolio manager and his philosophy and processes.

The Small-Cap Growth Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three and five year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

The Small-Cap Growth II Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one and three year periods was in the fourth quartile of such Performance Universe. The Board noted that the Portfolio's performance results were not in line with the Board's objective. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Portfolio compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Portfolio's contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Portfolio's total expenses were also compared with those of its Expense Group. The Board noted its objective to limit each Portfolio's total expense ratio to an acceptable range as compared to the median of the Expense Group. The


170   Delaware Pooled Trust o 2005 Annual Report
following paragraphs summarize the expense results for the Portfolios and the Board's view of such expenses.

The All Cap Growth Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Focus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Plus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The High-Yield Bond Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Intermediate Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Large-Cap Value Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Mid-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Real Estate Investment Trust Portfolio II - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Small-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Small-Cap Growth II Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.


                                2005 Annual Report o Delaware Pooled Trust   171

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from the relationships with the Portfolios and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. Benchmarking analysis conducted at that time indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale up front.


172   Delaware Pooled Trust o 2005 Annual Report

Delaware Investments(R) Family of Funds
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 Number of              Other
                                                                       Principal            Portfolios in Fund      Directorships
        Name,             Position(s)                                 Occupation(s)          Complex Overseen          Held by
       Address            Held with        Length of Time               During                  by Trustee             Trustee
    and Birthdate          Fund(s)             Served                Past 5 Years               or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 Jude T. Driscoll(2)      Chairman,          5 Years -            Since August 2000,                87                  None
 2005 Market Street       President,     Executive Officer   Mr. Driscoll has served in
  Philadelphia, PA     Chief Executive                       various executive capacities
        19103            Officer and      1 Year - Trustee       at different times at
                           Trustee                              Delaware Investments(1)
   March 10, 1963
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Thomas L. Bennett        Trustee             Since              Private Investor -                87                  None
 2005 Market Street                        March 23, 2005       (March 2004 - Present)
  Philadelphia, PA
        19103                                                    Investment Manager -
                                                                 Morgan Stanley & Co.
   October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
     John A. Fry           Trustee            4 Years                 President -                   87               Director -
 2005 Market Street                                           Franklin & Marshall College                         Community Health
  Philadelphia, PA                                               (June 2002 - Present)                                 Systems
        19103
                                                              Executive Vice President -
    May 28, 1960                                              University of Pennsylvania
                                                               (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------
  Anthony D. Knerr         Trustee            12 Years        Founder/Managing Director -           87                  None
 2005 Market Street                                           Anthony Knerr & Associates
  Philadelphia, PA                                              (Strategic Consulting)
        19103                                                      (1990 - Present)

  December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
 Lucinda S. Landreth       Trustee             Since          Chief Investment Officer -            87                  None
 2005 Market Street                        March 23, 2005           Assurant, Inc.
  Philadelphia, PA                                                    (Insurance)
        19103                                                        (2002 - 2004)

    June 24, 1947
-----------------------------------------------------------------------------------------------------------------------------------
    Ann R. Leven           Trustee            16 Years          Treasurer/Chief Fiscal              87              Director and
 2005 Market Street                                                    Officer -                                   Audit Committee
  Philadelphia, PA                                              National Gallery of Art                          Chairperson - Andy
        19103                                                        (1994 - 1999)                               Warhol Foundation

  November 1, 1940                                                                                               Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------


                                2005 Annual Report o Delaware Pooled Trust   173

                                                                                                 Number of              Other
                                                                       Principal            Portfolios in Fund      Directorships
        Name,             Position(s)                                 Occupation(s)          Complex Overseen          Held by
       Address            Held with        Length of Time               During                  by Trustee             Trustee
    and Birthdate          Fund(s)             Served                Past 5 Years               or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
  Thomas F. Madison        Trustee            11 Years              President/Chief                 87               Director -
 2005 Market Street                                               Executive Officer -                               Banner Health
  Philadelphia, PA                                                MLM Partners, Inc.
        19103                                                  (Small Business Investing                             Director -
                                                                    and Consulting)                              CenterPoint Energy
  February 25, 1936                                            (January 1993 - Present)

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                       Rimage
                                                                                                                     Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Janet L. Yeomans         Trustee            6 Years          Vice President/Mergers &             87                  None
 2005 Market Street                                                Acquisitions - 3M
  Philadelphia, PA                                                    Corporation
        19103                                                  (January 2003 - Present)

                                                                 Ms. Yeomans has held
    July 31, 1948                                                 various management
                                                                       positions
                                                                at 3M Corporation since
                                                                         1983.
-----------------------------------------------------------------------------------------------------------------------------------
  J. Richard Zecher        Trustee             Since                   Founder -                    87           Director and Audit
 2005 Market Street                        March 23, 2005         Investor Analytics                             Committee Member -
  Philadelphia, PA                                                 (Risk Management)                             Investor Analytics
        19103                                                    (May 1999 - Present)
                                                                                                                 Director and Audit
    July 3, 1940                                                                                                 Committee Member -
                                                                                                                    Oxigene, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
  Michael P. Bishof         Senior        Chief Financial      Mr. Bishof has served in             87                 None(3)
 2005 Market Street    Vice President      Officer since     various executive capacities
  Philadelphia, PA           and         February 17, 2005       at different times at
        19103          Chief Financial                           Delaware Investments.
                           Officer
   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------
   David F. Connor     Vice President,     Vice President      Mr. Connor has served as             87                 None(3)
 2005 Market Street     Deputy General    since September      Vice President and Deputy
  Philadelphia, PA       Counsel and        21, 2000 and      General Counsel of Delaware
        19103             Secretary       Secretary since       Investments since 2000.
                                          October 25, 2005
December 2, 1963
-----------------------------------------------------------------------------------------------------------------------------------
  David P. O'Connor      Senior Vice        Senior Vice       Mr. O'Connor has served in            87                 None(3)
 2005 Market Street       President,         President,      various executive and legal
  Philadelphia, PA     General Counsel    General Counsel       capacities at different
        19103             and Chief      and Chief Legal           times at Delaware
                        Legal Officer      Officer since             Investments.
                                          October 25, 2005
  February 21, 1966
-----------------------------------------------------------------------------------------------------------------------------------
  John J. O'Connor       Senior Vice      Treasurer since      Mr. O'Connor has served in            87                 None(3)
 2005 Market Street       President      February 17, 2005   various executive capacities
  Philadelphia, PA      and Treasurer                            at different times at
        19103                                                    Delaware Investments.

    June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor, and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


174   Delaware Pooled Trust o 2005 Annual Report

Fund Officers and Portfolio Managers

Jude T. Driscoll
Chairman
Delaware Investments Family of Funds

David A. Tilles
Managing Director and Chief Executive Officer
Mondrian Investment Partners Limited

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

Damon J. Andres
Vice President and Senior Portfolio Manager

Fiona Barwick
Senior Portfolio Manager
Mondrian Investment Partners Limited

Marshall T. Bassett
Senior Vice President and Senior Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Mondrian Investment Partners Limited

Christopher S. Beck
Senior Vice President and Senior Portfolio Manager

Nigel Bliss
Portfolio Manger
Mondrian Investment Partners Limited

Stephen R. Cianci
Senior Vice President and Senior Portfolio Manager

Ryan K. Brist
Vice President and Senior Portfolio Manager

George E. Deming
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Regional Research Director and Senior Portfolio Manager,
Mondrian Investment Partners Limited

Gerald S. Frey
Managing Director and Chief Investment Officer,
Growth Investing

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Paul Grillo
Vice President and Senior Portfolio Manager

John A. Heffern
Senior Vice President and Senior Portfolio Manager

Jeff Hynoski
Vice President and Senior Portfolio Manager

John Kirk
Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Steven T. Lampe
Vice President and Portfolio Manager

Emma R.E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Nigel G. May
Director and Senior Portfolio Manager,
Regional Research Director
Mondrian Investment Partners Limited

Christopher A. Moth
Director and Senior Portfolio Manager, Chief Investment Officer,
Global Fixed Income and Currency
Mondrian Investment Partners Limited

Timothy L. Rabe
Senior Vice President and Senior Portfolio Manager

Upender V. Rao
Senior Vice President and Senior Portfolio Manager

Matthew Todorow
Vice President and Portfolio Manager

Lori P. Wachs
Vice President and Portfolio Manager

Rudy D. Torrijos III
Vice President and Portfolio Manager

Custodians
J.P. Morgan Chase
4 Metrotech Center
Brooklyn, NY 11245

Mellon
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

Independent Registered Public Accounting Firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103

Investment Sub-Advisor for Certain Portfolios
Mondrian Investment Partners Limited
Third Floor
80 Cheapside
London, England EC2V 6EE

--------------------------------------------------------------------------------

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio's Forms N-Q, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge
(i) upon request, by calling 800 523-1918; (ii) on the Portfolios' Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Portfolio's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios' Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives and operating policies of the portfolio. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002

Fax 215 255-1162

                                                       AR-DPT [10/04] IVES 12/05
[LINCOLN FINANCIAL GROUP(R) LOGO]                      ICS0511081 P010586 (9942)

                                                              [GRAPHIC]

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4.  Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $302,200 for the fiscal year ended October 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $205,300 for the fiscal year ended October 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-rated issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in

--------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $167,700 for the registrant's fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-rated issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $61,700 for the fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $35,750 for the fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------- -----------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------- -----------------------------------
AUDIT SERVICES
--------------------------------------------------------------------------------- -----------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------- -----------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------- -----------------------------------
AUDIT-RELATED SERVICES
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------- -----------------------------------
TAX SERVICES
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation    up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------- -----------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------- -----------------------------------

           Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

---------------------------------------------------------------------------------- -----------------------------------
SERVICE                                                                                      RANGE OF FEES
---------------------------------------------------------------------------------- -----------------------------------
NON-AUDIT SERVICES
---------------------------------------------------------------------------------- -----------------------------------
Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------- -----------------------------------

           The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $392,760 and $531,590 for the registrant's fiscal years ended October 31, 2005 and October 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

     (a) (1) Code of Ethics

         Not applicable.

         (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

         (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


DELAWARE POOLED TRUST


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 29, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 29, 2005


         Michael P. Bishof
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    December 29, 2005